As filed with the Securities and Exchange Commission on January 4, 2018
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2017
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman

Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Global Allocation Fund

Hedged Option Premium Strategy Fund

Long Short Fund

Long Short Credit Fund

Multi-Asset Income Fund

Risk Balanced Commodity Strategy Fund

U.S. Equity Index PutWrite Strategy Fund

Annual Report

October 31, 2017

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Global Allocation Fund	2
Hedged Option Premium Strategy Fund	5
Long Short Fund	8
Long Short Credit Fund	11
Multi-Asset Income Fund	14
Risk Balanced Commodity Strategy Fund	17
U.S. Equity Index PutWrite Strategy Fund	20
FUND EXPENSE INFORMATION	27
SCHEDULE OF INVESTMENTS
Global Allocation Fund	29
Positions by Industry	37
Hedged Option Premium Strategy Fund	48
Long Short Fund	52
Long Short Credit Fund	64
Multi-Asset Income Fund	75
Risk Balanced Commodity Strategy Fund	93
U.S. Equity Index PutWrite Strategy Fund	100
FINANCIAL STATEMENTS	104
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Global Allocation Fund	154
Hedged Option Premium Strategy Fund	156
Long Short Fund	156
Long Short Credit Fund	158
Multi-Asset Income Fund	160
Risk Balanced Commodity Strategy Fund	162
U.S. Equity Index PutWrite Strategy Fund	164

Reports of Independent Registered Public Accounting Firms	168
Directory	170
Trustees and Officers	171
Proxy Voting Policies and Procedures	181
Quarterly Portfolio Schedule	181
Board of Consideration of the Management Agreement	182
Notice to Shareholders	188

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. @2017 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Alternative and Multi-Asset Class Funds.

The global financial market generated varying results over the 12-months ended October 31, 2017. Global equities generated strong results, supported by corporate profits that often exceeded expectations, strengthening global growth and overall robust demand. Meanwhile, the global fixed income markets posted a modest gain. In the U.S., yields moved higher as the U.S. Federal Reserve (Fed) raised interest rates on three occasions during the period, with another interest rate hike in December 2017. Additionally, in a well telegraphed move, the Fed began reducing its balance sheet in October 2017.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 23.63% over the reporting period. International developed and emerging market equities also posted strong results. Meanwhile, the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 0.90% during the period. Finally, inflation was generally well contained over the period.

Looking ahead, against a background of synchronous global growth, low and falling unemployment and U.S. corporate margins at record highs, we believe the current softness in inflation could be a lagged effect of weak growth and low energy prices during 2015-16. As such, in a scenario of a return to a moderate rise in inflation, we believe the Fed's forecast for interest rate hikes in 2018 would be closer to reality than the market currently anticipates. From an investment perspective, we continue to have high conviction with our portfolio managers and believe their portfolios are well positioned for the current and coming environment.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a 16.24% total return for the 12 months ended October 31, 2017, and outperformed its custom benchmark, a custom blend consisting of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index, which provided a 13.94% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets, as measured by the MSCI All Country World Index (Net), generated positive returns during this reporting period as momentum continued to build across the global economy. European stocks in particular benefitted from the rebound in economic growth and rising corporate earnings. U.S. stocks performed well fueled by elevated consumer confidence, strong earnings growth, and renewed talks of tax reform, despite natural disasters and rising geopolitical tensions. In fixed income markets, U.S. and non-U.S. developed regions were broadly positive. Treasury yields were boosted following the November 2016 U.S. election but suffered a setback in the first quarter when the healthcare bill was pulled. Despite a stronger Euro, the European Central Bank announced that it plans to reduce its quantitative easing program while the Bank of Japan maintained its accommodative monetary policy stance. Commodities were strengthened by a weaker U.S. dollar and more balanced supply/demand dynamics. Energy markets performed well over the reporting period given hurricane-driven supply disruptions in the third quarter of 2017 and supply reductions from OPEC countries. The industrial metals sector was supported by robust demand from China, which particularly boosted copper, zinc and aluminum prices.

During the reporting period, equities, fixed income and opportunistic allocations all added value. The largest positive contributors to the Fund's performance were equities, in particular non-US equities. Within fixed income, allocations to high yield and investment grade corporate bonds contributed to results amid solid investor risk appetite and supportive fundamentals. Opportunistic investments provided uncorrelated returns and diversification benefits to the Fund. The allocation to Global TIPS modestly detracted from Fund performance.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the reporting period.

The global economy has continued to improve as both hard and soft data have trended higher and consequently, has reignited investor optimism. In particular, corporate earnings growth across key regions such as Europe, Japan, and the U.S. provided further tailwinds. As a whole, we see global markets currently in the midst of an environment characterized by moderate growth, muted inflation, and a still-accommodative monetary policy, but within a more fragile overall economic regime. We believe this favors equity and credit over government bonds although valuations suggest subdued forward-looking returns for most markets.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE* AND AJAY JAIN
PORTFOLIO MANAGERS

*  Wai Lee, a portfolio manager of the Fund during the reporting period, ceased his portfolio management responsibilities on or about December 1, 2017.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	16.24%	6.13%	6.31%
Class A	12/29/2010	15.77%	5.75%	5.93%
Class C	12/29/2010	14.99%	4.97%	5.14%
With Sales Charge
Class A		9.16%	4.49%	5.02%
Class C		13.99%	4.97%	5.14%
Index
60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index[1,2]		13.94%	6.66%	6.01%
MSCI All Country World Index (Net)[1,2]		23.20%	10.80%	8.48%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 4.39%, 4.78% and 5.53% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.90%, 1.26% and 2.01% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Hedged Option Premium Strategy Fund Commentary (Unaudited)

Since inception on April 12, 2017, the Neuberger Berman Hedged Option Premium Fund Institutional Class generated a total return of 1.92% for the period ended October 31, 2017, outperforming its primary benchmark, the CBOE S&P 500 Iron Condor Index, which generated a total return of 0.68% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund's fixed income collateral holdings of short-term U.S. Treasuries contributed marginally to returns as short-term U.S. Treasury bond yields increased over the period with the 2-Year U.S. Treasury yield increasing roughly 36 basis points to 1.60%. Over time, we anticipate short-term interest rates to rise, and believe the strategy will benefit from that as the shorter duration exposures of the Fund's collateral portfolio allow the Fund to capture higher yields without experiencing significant duration risk. The CBOE S&P 500 Volatility Index ("VIX") and CBOE Russell 2000 Volatility Index ("RVX"), two popular measures of index option implied volatility levels, remained near historically low levels, averaging 10.9 and 15.3, respectively, over the reporting period.

The Fund pursues an absolute return objective and is intended to experience limited correlation to broader equity markets. The Fund seeks to achieve its goal primarily through a strategy of selling (writing) put and call option spreads on U.S. indices, including the S&P 500® Index and the Russell 2000® Index, exchange traded funds ("ETFs") and equity securities, and through investments in fixed income instruments. The Fund attempts to generate returns through the receipt of premiums from selling put and call option spreads, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying reference asset (e.g., the underlying index, ETF or security) on which the options are written. In an effort to diversify exposures and limit volatility, the Fund will sell put and call option spreads at varying strike prices and with varying expiration dates on various reference assets.

As we look towards 2018, we anticipate equity market return dispersion to continue to increase across various regions, sectors and industries due to a combination of diverse interest rate politics, increased global competition, geopolitics (e.g., U.S. tax reform and Brexit). As a result, index returns are likely to be at or below longer-term averages, which may lead to higher relative returns versus the Fund's benchmark and related U.S. equity market indices such as the S&P 500 Index and Russell 2000 Index.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Hedged Option Premium Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHOIX
Class A	NHOAX
Class C	NHOCX
Class R6	NHORX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	88.6%
Options Purchased	0.0
Options Written	(0.3)
Short-Term Investment	29.4
Liabilities Less Other Assets	(17.7)
Total	100.0%

PERFORMANCE HIGHLIGHTS4

	Inception Date	Cumulative Total Return Ended 10/31/2017 Life of Fund
At NAV
Institutional Class	04/12/2017	1.92%
Class A	04/12/2017	1.74%
Class C	04/12/2017	1.32%
Class R6	04/12/2017	1.95%
With Sales Charge
Class A		–4.13%
Class C		0.32%
Index
CBOE S&P 500 Iron Condor Index[1,2]		0.68%
S&P 500® Index[1,2]		10.55%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 are 1.42%, 1.78%, 2.53% and 1.35% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for the current fiscal year are 0.65%, 1.01%, 1.76% and 0.58% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Hedged Option Premium Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated an 11.54% total return for the 12 months ended October 31, 2017, outperforming its primary benchmark, the HFRX Equity Hedge Index, which returned 9.69% for the same period. The Fund, however, underperformed the S&P 500® Index which provided a 23.63% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated very strong results during the reporting period. Supporting the market were corporate profits that generally exceeded expectations, strengthening global growth and overall robust demand. These factors more than offset the potential headwinds from the U.S. Federal Reserve tightening monetary policy, stalled fiscal policy initiatives and several geopolitical issues. The overall U.S. stock market, as measured by the S&P 500 Index, reached numerous all-time record highs.

We maintained our constructive, albeit highly selective outlook during the reporting period. This was reflected in the Fund's net long exposure during the period. The Fund remained constructively positioned during the period for an ongoing economic recovery in the U.S. Against this backdrop, the Fund's largest sector weights were in Information Technology and Industrials.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation followed by Total Return and Opportunistic. We continued to identify more compelling opportunities in Capital Growth relative to Total Return, as higher interest rates could negatively impact longer duration assets and cash flows. The portfolio's short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the period, Fundamental shorts exposure increased against the backdrop of heightened market volatility and greater sector dispersion. As fundamentals came back into focus, Market shorts consisted primarily of sector and market cap-specific indices to help manage broader portfolio exposures, which also increased during the period.

Equity and credit long exposure added to Fund performance, while Fundamental shorts and the Fund's aggregate use of futures, option and swap contracts related to hedging activity detracted from performance during the period given the overall positive move in markets.

We continue to hold a fairly constructive, albeit highly selective, outlook driven by solid recent economic data and the emergence of a seemingly more pro-business environment in the U.S. Looking ahead, we believe the critical market dynamic will be the ongoing shift from monetary policy to fiscal policy and its effects on growth, earnings, interest rates, confidence and the federal deficit. We believe there could be periods of heightened volatility going forward, particularly if fiscal action differs from expectations in both magnitude and timing. We are very mindful of the complex world in which we live and invest. The risks of the long-term inflationary effects of continued government intervention, coupled with a myriad of ongoing geopolitical issues, remain top of our mind. As always, we remain dedicated to thinking deeply and creatively and strive to deliver attractive risk-adjusted returns. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different sectors, asset classes and geographies.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	74.7%	(12.6)%
Convertible Bonds	0.4	—
Corporate Bonds	5.6	(1.6)
Exchange Traded Funds	—	(2.1)
Master Limited Partnerships	—	(0.3)
Options Purchased	0.1	—
Preferred Stock	0.4	—
Short-Term Investment	17.6	—
Other Assets Less Liabilities	17.8 *	—
Total	116.6%	(16.6)%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	11.54%	5.48%	6.54%
Class A	12/29/2011	11.15%	5.09%	6.15%
Class C	12/29/2011	10.31%	4.31%	5.36%
With Sales Charge
Class A		4.73%	3.87%	5.08%
Class C		9.31%	4.31%	5.36%
Index
HFRX Equity Hedge Index[1,2]		9.69%	3.72%	3.88%
S&P 500® Index[1,2]		23.63%	15.18%	15.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.94%, 2.30% and 3.04% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Credit Fund Commentary (Unaudited)

Neuberger Berman Long Short Credit Fund Institutional Class returned 5.36% for the 12 months ended October 31, 2017, and outperformed its primary benchmark, the HRFX Fixed Income—Credit Index, which returned 4.79% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Credit markets globally performed well for the period, supported mainly by dovish global central bank policies and synchronous global growth. This period has witnessed a historically low volatility regime, which has also supported investor risk appetites and encouraged investors to continue to invest in credit. The search for yield in a low rate environment clearly persisted during the period.

The modest upward move in U.S. Treasury yields played a significant role in credit market performance. The 10 year U.S. Treasury started the period at 1.84% and ended at 2.38%. This move was driven by a number of factors, the most significant of which were: the election of a new U.S. President; strengthening global growth; a resurgence of reflation; and finally U.S. Federal Reserve (Fed) interest rate hikes. The total number of Fed interest hikes during the period was three with a further hike in December 2017. The upward move in interest rates appears to have been absorbed by the credit markets.

We anticipate many of these drivers to continue to be the dominant themes in the upcoming year. While the Fed has been hiking interest rates and curtailing asset purchases, both the Bank of Japan and the European Central Bank appear committed to their dovish path and asset purchase programs. We believe that is the good news for credit markets. The increase in global growth and the resurgence of some inflation measures that have started to appear may begin to weigh on the interest rates markets. These opposing forces should drive most of the price action in the rates market with their unavoidable spillover to credit. We continue to believe in the attractiveness of credit, from the standpoint of fundamentals. We do, however, worry about the valuation levels and question whether investors are being paid appropriately for the risks. Our perspective should be viewed more so, as to risk vs. reward, as opposed to absolute, outright directional reward.

We have run what we believe is a conservative portfolio. The portfolio has comprised a mix of long positions and short positions both outright and on a relative value basis. We have not excessively levered up the portfolio, nor have we grossed up the exposures. Over the period, the largest contributors to performance were our positions in the communications, financial and basic materials sectors, while our losses stemmed principally from our short positioning in the consumer non-cyclical and healthcare sectors.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the reporting period.

In our view, the market does offer pockets of value, but we intend to remain invested conservatively. We believe that we are entering an interesting time in credit. Much of the adrenalin from central banks, delivered over the last nine years, may be coming to an end. As global growth resurfaces and inflation measures pick up, we believe the markets will have to adjust. We do not believe that the transition will be as smooth as is currently predicted; rather, we think volatility in credit will increase. We have constructed a portfolio of single name long and short positions based on fundamental analysis. We hope to be able to capture the idiosyncratic opportunities that we believe are mispriced. This continues to be expressed through relative value trades, capital structure arbitrage trades and directional long and short positions.

We do not believe that investors need to be exposed to the full credit market; but rather, that a balanced book of longs and shorts may perhaps be a better solution for the upcoming changes we are anticipating. Our intention is to deliver a stable series of returns that are not correlated to either the volatility or general return of the broad credit markets. We believe that a portfolio of fundamental long and short positions in credit, with less interest rate risk, should be able to help accomplish this in the upcoming year.

Sincerely,

RICK DOWDLE AND NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Credit Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLNIX
Class A	NLNAX
Class C	NLNCX
Class R6	NRLNX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Common Stocks	1.1%
Convertible Bonds	1.0
Corporate Bonds	84.4
Foreign Government Security	0.6
Loan Assignments	13.9
Preferred Stock	3.1
Short Term Investment	0.0
Liabilities Less Other Assets	(4.1)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2017
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/29/2015	5.36%	1.23%
Class A	06/29/2015	4.98%	0.90%
Class C	06/29/2015	4.10%	0.20%
Class R6	06/29/2015	5.33%	1.30%
With Sales Charge
Class A		0.55%	–0.93%
Class C		3.10%	0.20%
Index
HFRX Fixed Income - Credit Index[1,2]		4.79%	0.87%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		0.90%	3.05%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 3.23%, 3.73%, 4.31% and 3.06% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.08%, 2.48%, 3.16% and 1.93% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Credit Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Asset Income Fund Commentary (Unaudited)

Neuberger Berman Multi-Asset Income Fund Institutional Class generated a 9.93% total return for the 12 month period ended October 31, 2017, and outperformed its custom benchmark, a custom blend consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index (the benchmark), which provided a 9.53% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets, as measured by the MSCI All Country World Index (Net), generated positive returns during this reporting period, as momentum continued to build across the global economy. European stocks in particular benefitted from the rebound in economic growth and rising corporate earnings. U.S. stocks performed well fueled by elevated consumer confidence, strong earnings growth, and renewed talks of tax reform, despite natural disasters and rising geopolitical tensions. Over the period, "growth" stocks generally outperformed "value" stocks, pushing the equity market to new highs. Emerging market (EM) equities posted strong positive performance over the period. An uptick in EM earnings expectations and positive gross domestic product revisions provided investor confidence despite losses immediately following the U.S. election.

Fixed income securities were broadly positive, particularly EM debt and high yield securities. Treasury yields were boosted following the 2016 U.S. election but suffered a setback in the first quarter of 2017 when the healthcare bill was pulled. The Federal Reserve's interest rate hikes over the period also impacted fixed income markets. Despite a stronger Euro, the European Central Bank announced that it plans to reduce its quantitative easing program while the Bank of Japan maintained its accommodative monetary policy stance.

During the reporting period, equities, fixed income and opportunistic allocations all added value. The largest positive contributors to the Fund's total returns were high dividend yielding equities. Exposure to MLPs and REITS also added value. Relative to the benchmark's equity exposure however, the equity allocation slightly underperformed. The Fund's fixed income allocations added value, particularly security selection within investment grade bonds, as well as asset-backed securities and high yield securities. The Fund's opportunistic investments provided uncorrelated returns and diversification benefits to the Fund.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the reporting period.

The global economy has continued to improve as both hard and soft data have trended higher and consequently, has reignited investor optimism. In particular, corporate earnings growth across key regions such as Europe, Japan, and the U.S. provided further tailwinds. As a whole, we see global markets currently in the midst of an environment characterized by moderate growth, muted inflation, and a still-accommodative monetary policy, but within a more fragile overall economic regime. We believe this favors equity and credit over government bonds although valuations suggest subdued forward-looking returns for most markets.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE* AND AJAY JAIN
PORTFOLIO MANAGERS

*  Wai Lee, a portfolio manager of the Fund during the reporting period, ceased his portfolio management responsibilities on or about December 1, 2017.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Asset Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	3.2%
Common Stocks	33.8
Convertible Bonds	0.7
Convertible Preferred Stocks	0.2
Corporate Bonds	10.8
Exchange Traded Funds	3.5
Foreign Government Security	0.6
Investment Companies	20.8
Mortgage-Backed Securities	13.0
Master Limited Partnerships	3.1
Preferred Stocks	1.2
Rights	0.0
U.S. Government Agency Securities	0.9
U.S. Treasury Obligations	12.6
Short-Term Investment	4.3
Liabilities Less Other Assets	(8.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2017
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	03/27/2015	9.93%	4.67%
Class A	03/27/2015	9.53%	4.29%
Class C	03/27/2015	8.71%	3.52%
Class R6	03/27/2015	10.01%	4.74%
With Sales Charge
Class A		4.83%	2.58%
Class C		7.71%	3.52%
Index
60% Bloomberg Barclays U.S. Aggregrate Bond Index and 40% S&P 500® Index[1,2]		9.53%	5.77%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		0.90%	2.00%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 3.12%, 2.75%, 2.00% and 3.19% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.45%, 1.05%, 0.34% and 1.53% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 4.20%, 4.61%, 5.33% and 4.12% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.78%, 1.15%, 1.90% and 0.71% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Risk Balanced Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Institutional Class generated a total return of 6.18% for the 12 months ended October 31, 2017 and outperformed its benchmark, the Bloomberg Commodity Index (the benchmark), which posted a 2.35% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market generated a positive return during the reporting period. In particular, the energy, industrial metals and livestock sectors produced the strongest returns. Energy performed well given hurricane-driven supply disruptions in the third quarter of 2017 and supply reductions from OPEC countries. The industrial metals sector was supported by robust demand from China which particularly boosted copper, zinc and aluminum prices. The livestock sector performed well, driven by supply issues in the first quarter of 2017 and solid seasonal demand. In contrast, the agriculture, softs and precious metals sectors posted the weakest results over the reporting period. Agriculture performed poorly due to strong global supply and the lack of weather-related events. Weakness in the softs sector was driven by sharply falling sugar prices amid lower consumer demand. Poor performance in the precious metals was largely due to falling prices in the immediate aftermath of the November 2016 U.S. elections.

Looking at the commodity sectors in which the Fund invests, energy was the largest contributor to outperformance relative to the benchmark. This was in part driven by an out-of-benchmark allocation to oil and natural gas. An underweight to sugar, one of the worst performing commodities during the period, was also beneficial. Elsewhere, an out-of-benchmark allocation to feeder cattle was additive to performance. Several of the Fund's tactical adjustments also contributed to results. In particular, an overweight to nickel, which appeared attractively valued relative to other metals, was rewarded. Within the industrial metals sector, the Fund's relative underweight to aluminum was additive to performance while an underweight to copper was a headwind for performance. An out-of-benchmark allocation to cocoa in the softs sector and lead in the industrial metals sector also detracted from results as they generated weak results over the period.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund's tactical positioning contributed positively to performance during the reporting period.

Heading into the end of the year, we are optimistic on the overall global economy, despite ongoing geopolitical tensions. We believe the tide is turning towards monetary policy tightening, not just in the U.S., but notably in Europe as well. With improving labor markets, we believe household spending should continue to drive the recovery and, in turn, push up inflation which thus far has been largely subdued. We anticipate commodities to be supported by the U.S. dollar which has been trending lower. In addition, while China's economy is slowing, we believe it will do so gradually and broad emerging market demand for raw materials should support growth oriented commodities. We continue to believe that an actively managed approach that dynamically navigates the risks of the asset class is an attractive way to gain exposure to commodities.

Sincerely,

WAI LEE*, HAKAN KAYA, THOMAS SONTAG AND DAVID YI WAN
PORTFOLIO MANAGERS

*  Wai Lee, a portfolio manager of the Fund during the reporting period, ceased his portfolio management responsibilities on or about December 1, 2017.

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Risk Balanced Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	17.4%
Corporate Bonds	54.5
U.S. Treasury Obligation	7.6
Short-Term Investments	14.5
Other Assets Less Liabilities	6.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	21.9%
Energy	30.1
Industrial Metals	17.0
Livestock	7.1
Precious Metals	17.3
Softs	6.6
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	08/27/2012	6.18%	–8.36%	–8.36%
Class A	08/27/2012	5.76%	–8.70%	–8.69%
Class C	08/27/2012	4.20%	–9.53%	–9.53%
With Sales Charge
Class A		–0.32%	–9.78%	–9.73%
Class C		3.20%	–9.53%	–9.53%
Index
Bloomberg Commodity Index[1,2]		2.35%	–9.37%	–9.37%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.45%,1.85% and 2.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.74%, 1.10% and 1.85% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Risk Balanced Commodity Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)

Neuberger Berman U.S. Equity Index PutWrite Fund Institutional Class generated a total return of 13.05% for the 12-month period ending October 31, 2017, outperforming its primary benchmark, a custom blend consisting of 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index (the benchmark), which posted a 12.09% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

As intended, the Fund captured a meaningful portion of the gains in the U.S. equity markets as the S&P 500® Index and the Russell 2000® Index returned 23.63% and 27.85%, respectively. The Fund's fixed income collateral holdings of short-term U.S. Treasuries contributed marginally to returns as short-term U.S. Treasury bond yields increased over the period with the 2-Year U.S. Treasury yield nearly doubling to 1.60%. While this increase limited the performance contribution from the collateral portfolio, we anticipate short-term interest rates to rise, and believe that over time, the strategy will benefit as the shorter duration exposures of the Fund's collateral portfolio allow the Fund to capture higher yields without experiencing significant duration risk. The CBOE S&P 500 Volatility Index ("VIX") and CBOE Russell 2000 Volatility Index ("RVX"), two popular measures of index option implied volatility levels, remained near historically low levels for most of the year, averaging 11.7 and 16.5, respectively, over the period. Despite this continuation of low implied volatility levels for the VIX and RVX, the Fund was able to generate a relatively high risk-adjusted rate of return of over 3.0, which was the result of a low annual daily return volatility of 4.0% for the Fund. The Fund's results over the period continue to illustrate the ability of a collateralized put write strategy to earn an attractive rate of return during periods of lower volatility levels. Shareholders should keep in mind that the Fund's upside can be limited in a strong bull market.

The Fund's investment strategy seeks to collect index put option premiums and holds a fixed income portfolio typically consisting of cash and limited duration U.S. Treasury bonds that "collateralize" the short index put option positions. The market value of the fixed income portfolio is generally equal to the short index put option portfolio's aggregate notional value. Index put option premiums tend to increase during times of greater market uncertainty, which may afford the Fund a level of protection during periods of equity market stress as well as an opportunity to improve its total return potential. The setting of option premiums is a continuous process that assimilates investor sentiments and market risk factors into explicit estimates of prospective index price distributions for specific time horizons, i.e., option implied volatilities.

As we look towards 2018, we anticipate equity market return dispersion to continue to increase across various regions, sectors and industries due to a combination of diverse interest rate politics, increased global competition, geopolitics (e.g., U.S. tax reform and Brexit). As a result, we believe index returns are likely to be at or below longer-term averages, which may lead to higher relative returns versus the Fund's benchmark and related U.S. equity market indexes such as the S&P 500 Index and Russell 2000 Index.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	97.8%
Put Options Written	(0.5)
Short-Term Investment	3.3
Liabilities Less Other Assets	(0.6)
Total	100.0%

PERFORMANCE HIGHLIGHTS5

		Average Annual Total Return Ended 10/31/2017
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	09/16/2016	13.05%	12.40%
Class A	09/16/2016	12.70%	12.09%
Class C	09/16/2016	11.81%	11.21%
Class R6	09/16/2016	13.08%	12.53%
With Sales Charge
Class A		6.18%	6.35%
Class C		10.81%	11.21%
Index
85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index[1,2]		12.09%	11.48%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 are 1.49%, 1.85%, 2.60% and 1.42% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for the current fiscal year are 0.65%, 1.01%, 1.76% and 0.58% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 24 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index and HFRX Fixed Income-Credit Index do take into account fees and expenses, but not the tax consequences, of investing since they are based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 2010 through April 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. During the period from August 2012 through January 2013, Neuberger Berman Risk Balanced Commodity Strategy Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  Neuberger Berman Hedged Option Premium Strategy Fund is relatively small which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

5  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). In addition, since the date of the transfer, the services previously provided by NB Alternative Investment Management LLC ("NBAIM") have been provided by NBIA. Following the consolidation, the investment professionals of NBM and NBAIM who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman. Following the Reorganization, the employees of NBM provide the same services to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Funds' distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, see the Fund's prospectus, which can be obtained by calling us at (800) 877-9700, or visiting our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays Pan-European Aggregate Bond Index, and the Bloomberg Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described below), and is rebalanced monthly.
Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

CBOE Russell 2000® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

CBOE S&P 500® Iron Condor Index:

The index is designed to track the performance of a hypothetical option selling strategy that sells monthly call and put spreads and holds a money market account invested in one-month Treasury bills. The call spread consists of a short position in an out-of-the-money S&P 500 Index call option with a delta of approximately 0.20 and a long position in a further out-of-the-money S&P 500 Index call option with a delta of approximately 0.05. The put spread consists of a short position in an out-of-the-money S&P 500 Index put option with a delta of approximately –0.20 and a long position in a further out-of-the-money S&P 500 Index put option with a delta of approximately –0.05. Call and put spread positions are sized such that their notional strike differences represent 5% of the market value of the money market account. The money market account is rebalanced on option roll days and is designed to limit the downside return of the index. The delta of an option measures its price sensitivity to the price of the underlying asset. For example, if a call option has a delta of 0.20 and the price of the underlying asset increases by $1, the value of the option will increase by $0.20.

CBOE S&P 500® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

Glossary of Indices (cont'd)

85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index:	The blended index is composed of 85% CBOE S&P 500 PutWrite Index (described above) and 15% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.
HFRX Fixed Income-Credit Index:

The index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index:

The blended index is composed of 60% MSCI All Country World Index (described above) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2017 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL						HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During the Period(1) 5/1/17 - 10/31/17		Expense Ratio		Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During the Period(2) 5/1/17 - 10/31/17	Expense Ratio
Global Allocation Fund
Institutional Class	$1,000.00	$1,079.10	$2.20		0.42%		$1,000.00	$1,023.09	$2.14	0.42%
Class A	$1,000.00	$1,077.90	$4.03		0.77%		$1,000.00	$1,021.32	$3.92	0.77%
Class C	$1,000.00	$1,073.70	$8.05		1.54%		$1,000.00	$1,017.44	$7.83	1.54%
Hedged Option Premium Strategy Fund
Institutional Class	$1,000.00	$1,016.70	$3.30	(3)	0.65%		$1,000.00	$1,021.93	$3.31	0.65%
Class A	$1,000.00	$1,015.00	$5.13	(3)	1.01%		$1,000.00	$1,020.11	$5.14	1.01%
Class C	$1,000.00	$1,011.20	$8.92	(3)	1.76%		$1,000.00	$1,016.33	$8.94	1.76%
Class R6	$1,000.00	$1,017.00	$2.95	(3)	0.58%		$1,000.00	$1,022.28	$2.96	0.58%
Long Short Fund
Institutional Class	$1,000.00	$1,038.00	$9.20		1.79	%(4)	$1,000.00	$1,016.18	$9.10	1.79	%(4)
Class A	$1,000.00	$1,036.40	$10.98		2.14	%(4)	$1,000.00	$1,014.42	$10.87	2.14	%(4)
Class C	$1,000.00	$1,032.40	$14.75		2.88	%(4)	$1,000.00	$1,010.69	$14.60	2.88	%(4)
Long Short Credit Fund
Institutional Class	$1,000.00	$1,022.60	$6.22		1.22%		$1,000.00	$1,019.06	$6.21	1.22%
Class A	$1,000.00	$1,021.80	$8.10		1.59%		$1,000.00	$1,017.19	$8.08	1.59%
Class C	$1,000.00	$1,016.90	$11.90		2.34%		$1,000.00	$1,013.41	$11.88	2.34%
Class R6	$1,000.00	$1,022.90	$5.86		1.15%		$1,000.00	$1,019.41	$5.85	1.15%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$1,051.90	$2.74		0.53%		$1,000.00	$1,022.53	$2.70	0.53%
Class A	$1,000.00	$1,049.90	$4.65		0.90%		$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,046.00	$8.51		1.65%		$1,000.00	$1,016.89	$8.39	1.65%
Class R6	$1,000.00	$1,052.20	$2.38		0.46%		$1,000.00	$1,022.89	$2.35	0.46%
Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$1,056.50	$3.84		0.74%		$1,000.00	$1,021.48	$3.77	0.74%
Class A	$1,000.00	$1,055.80	$5.70		1.10%		$1,000.00	$1,019.66	$5.60	1.10%
Class C	$1,000.00	$1,051.20	$9.41		1.82%		$1,000.00	$1,016.03	$9.25	1.82%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class	$1,000.00	$1,046.70	$3.35		0.65%		$1,000.00	$1,021.93	$3.31	0.65%
Class A	$1,000.00	$1,045.90	$5.21		1.01%		$1,000.00	$1,020.11	$5.14	1.01%
Class C	$1,000.00	$1,040.70	$9.05		1.76%		$1,000.00	$1,016.33	$8.94	1.76%
Class R6	$1,000.00	$1,046.90	$2.99		0.58%		$1,000.00	$1,022.28	$2.96	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 203/365 (to reflect the period shown of April 12, 2017 (Commencement of Operations) to October 31, 2017).

(4)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended October 31, 2107, had Long Short not received the refund as listed in Note G of the Notes to Financial Statements.

Schedule of Investments Global Allocation Fund October 31, 2017

	Number of Shares	Value (000's omitted)
Common Stocks 24.8%
Australia 0.7%
Abacus Property Group	1,991	$6
Australia & New Zealand Banking Group Ltd.	96	2	(a)
Caltex Australia Ltd.	199	5
CIMIC Group Ltd.	525	19	(a)
Crown Resorts Ltd.	379	3
Dexus	369	3	(a)
Fortescue Metals Group Ltd.	1,073	4
Goodman Group	441	3	(a)
GPT Group	1,440	6	(a)
Investa Office Fund	2,110	7	(a)
LendLease Group	895	11	(a)
Metcash Ltd.	2,563	5
Mirvac Group	10,710	20	(a)
Qantas Airways Ltd.	1,256	6
Stockland	1,083	4
Wesfarmers Ltd.	462	15	(a)
Whitehaven Coal Ltd.	5,298	15	*
Woolworths Ltd.	624	12	(a)
		146
Austria 0.3%
EVN AG	127	2
OMV AG	248	15
Telekom Austria AG	1,808	17	*
voestalpine AG	472	26
		60
Belgium 0.0%(b)
Colruyt SA	53	3
Groupe Bruxelles Lambert SA	17	2
		5
Bermuda 0.1%
Marvell Technology Group Ltd.	879	16
Canada 0.5%
Air Canada	254	5	*
Alimentation Couche-Tard, Inc. Class B	35	2	(a)
Bank of Montreal	86	7	(a)
Bank of Nova Scotia	177	11	(a)
Canadian Apartment Properties REIT	98	3
Canadian Imperial Bank of Commerce	95	8
Dream Global Real Estate Investment Trust	410	4	(a)
George Weston Ltd.	161	13	(a)
	Number of Shares	Value (000's omitted)
Loblaw Cos. Ltd.	70	$4
National Bank of Canada	88	4	(a)
Rogers Communications, Inc. Class B	126	7
Royal Bank of Canada	163	13	(a)
Shaw Communications, Inc. Class B	48	1
TELUS Corp.	482	17
Toronto-Dominion Bank	43	2	(a)
		101
China 0.0%(b)
BOC Hong Kong Holdings Ltd.	1,500	7
Denmark 0.1%
Carlsberg A/S Class B	173	20
Danske Bank A/S	63	2
		22
Finland 0.1%
Outokumpu OYJ	2,339	22	(a)
France 0.3%
Air France-KLM	698	11	*
BNP Paribas SA	15	1	(a)
CNP Assurances	221	5
Fonciere Des Regions	35	4
Peugeot SA	829	20
TOTAL SA	222	12
		53
Germany 0.7%
Allianz SE	12	3
Bayerische Motoren Werke AG	33	4
Bayerische Motoren Werke AG, Preference Shares	209	18	(a)
Daimler AG	94	8
Deutsche Lufthansa AG	829	27
Porsche Automobil Holding SE, Preference Shares	58	4
Salzgitter AG	148	7
Uniper SE	858	24
Volkswagen AG	50	9
Volkswagen AG, Preference Shares	99	18
Wuestenrot & Wuerttembergische AG	897	24
		146
	Number of Shares	Value (000's omitted)
Hong Kong 0.2%
CLP Holdings Ltd.	500	$5
Great Eagle Holdings Ltd.	1,000	6	(a)
HK Electric Investments & HK Electric Investments Ltd.	5,500	5	(n)
Hongkong Land Holdings Ltd.	900	7
Hopewell Holdings Ltd.	1,000	4
Jardine Matheson Holdings Ltd.	100	6
Kerry Properties Ltd.	500	2
		35
Ireland 0.1%
Ryanair Holdings PLC ADR	119	13	*(c)
UDG Healthcare PLC	1,149	14
		27
Israel 0.1%
Check Point Software Technologies Ltd.	81	10	*(a)
Italy 0.7%
ASTM SpA	731	20
Autogrill SpA	802	11
Enel SpA	2,903	18
Eni SpA	1,362	22
ERG SpA	1,148	19
Ferrari NV	100	12
Moncler SpA	426	12
Prysmian SpA	367	13
Snam SpA	3,955	20
		147
Japan 1.5%
Bridgestone Corp.	200	9	(a)
EDION Corp.	1,100	11	(a)
Haseko Corp.	500	7
Hitachi Ltd.	1,000	8
Hitachi Metals Ltd.	400	5
ITOCHU Corp.	1,800	31	(a)
JFE Holdings, Inc.	200	4
JXTG Holdings, Inc.	2,900	15	(a)
Kajima Corp.	1,000	10	(a)
Kirin Holdings Co. Ltd.	700	17
Marubeni Corp.	1,900	13	(a)
Medipal Holdings Corp.	300	6
Mitsubishi Corp.	200	5	(a)
Mitsubishi Shokuhin Co. Ltd.	100	3
Mitsubishi Tanabe Pharma Corp.	300	7	(a)
Mitsui & Co. Ltd.	1,400	21

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
NEC Corp.	800	$22
Nippon Steel & Sumitomo Metal Corp.	100	2
Nippon Telegraph & Telephone Corp.	100	5	(a)
Nissan Motor Co. Ltd.	600	6	(a)
NTT DOCOMO, Inc.	300	7
Obayashi Corp.	700	9	(a)
Sekisui Chemical Co. Ltd.	400	8
Showa Sangyo Co. Ltd.	200	5
Sojitz Corp.	2,500	8	(a)
Sumitomo Corp.	1,900	27	(a)
Tokyo Electric Power Co. Holdings, Inc.	2,000	8	*
Tosoh Corp.	100	2
TS Tech Co. Ltd.	400	14
Yamada Denki Co. Ltd.	1,600	8
Yodogawa Steel Works Ltd.	300	9
		312
Netherlands 0.2%
AerCap Holdings NV	239	13	*(a)
ASML Holding NV	55	10	(a)
EXOR NV	95	6
NXP Semiconductors NV	72	8	*
Royal Dutch Shell PLC, A Shares	141	4
Royal Dutch Shell PLC, B Shares	123	4
Royal Dutch Shell PLC ADR Class B	196	13	(c)
		58
Norway 0.0%(b)
Ocean Yield ASA	639	6
Portugal 0.0%(b)
Jeronimo Martins SGPS SA	56	1	(a)
Singapore 0.0%(b)
Oversea-Chinese Banking Corp. Ltd.	800	7	(a)
Spain 0.1%
Repsol SA	1,439	27
Sweden 0.2%
ICA Gruppen AB	629	23
Telia Co. AB	2,616	12
		35
	Number of Shares	Value (000's omitted)
Switzerland 0.5%
ABB Ltd.	57	$1
Baloise Holding AG	57	9
Georg Fischer AG	14	17
Lonza Group AG	75	20	*
Nestle SA	15	1
Pargesa Holding SA	37	3
Roche Holding AG	37	9
Swiss Life Holding AG	69	24	*
Swiss Re AG	229	22
Swisscom AG	5	3
		109
United Kingdom 1.5%
3i Group PLC	2,002	26
Anglo American PLC	250	5
Aon PLC	116	17	(c)
Barratt Developments PLC	1,257	11
BP PLC	586	4
British American Tobacco PLC ADR	137	9	(a)
Crest Nicholson Holdings PLC	179	1
EI Group PLC	3,618	6	*
Evraz PLC	5,804	22	(a)
Ferrexpo PLC	6,590	22
Fiat Chrysler Automobiles NV	1,454	25	*
Forterra PLC	1,051	4	(n)
GKN PLC	1,486	6
Glencore PLC	3,001	14	*
Grafton Group PLC	1,516	17
HSBC Holdings PLC	1,148	11	(a)
Indivior PLC	5,259	26	*
J Sainsbury PLC	990	3
John Laing Group PLC	602	2	(n)
John Menzies PLC	2,570	24
Persimmon PLC	82	3
Redrow PLC	521	5
Segro PLC	760	6
Taylor Wimpey PLC	418	1
Unilever NV	232	13	(a)
WM Morrison Supermarkets PLC	7,919	24
		307
United States 16.9%
3M Co.	58	13	(a)
AbbVie, Inc.	175	16	(a)
Activision Blizzard, Inc.	223	15	(a)
Adobe Systems, Inc.	91	16	*(a)
Aetna, Inc.	144	24	(c)
Aflac, Inc.	257	22	(a)
Agilent Technologies, Inc.	307	21	(a)
	Number of Shares	Value (000's omitted)
AGNC Investment Corp.	1,151	$23	(a)
Albemarle Corp.	47	7	(a)
Allergan PLC	26	5	(a)
Ally Financial, Inc.	46	1
Alphabet, Inc. Class A	22	23	*(a)
Alphabet, Inc. Class C	53	54	*(c)
Amazon.com, Inc.	15	17	*(a)
American International Group, Inc.	26	2	(a)
American Tower Corp.	118	17	(c)
Amgen, Inc.	223	39	(a)(c)
Amkor Technology, Inc.	794	9	*(a)
Amphenol Corp. Class A	29	3
Annaly Capital Management, Inc.	2,084	24	(a)
Anthem, Inc.	35	7	(a)
Apple, Inc.	620	105	(c)
Applied Materials, Inc.	103	6	(a)
Applied Optoelectronics, Inc.	31	1	*
Aramark	475	21
Archer-Daniels- Midland Co.	609	25
ARMOUR Residential REIT, Inc.	463	12
Arrow Electronics, Inc.	44	4	*(a)
Ashland Global Holdings, Inc.	100	7	(c)
Assurant, Inc.	121	12	(a)
AT&T, Inc.	503	17	(a)
Avangrid, Inc.	188	10
Avis Budget Group, Inc.	129	5	*(a)
Avnet, Inc.	237	9	(a)
AVX Corp.	954	18	(a)
Bank of America Corp.	1,340	37	(a)
BankUnited, Inc.	705	25	(a)
Baxter International, Inc.	359	23	(a)
Berkshire Hathaway, Inc. Class B	80	15	*(a)
Biogen, Inc.	40	12	*(a)
Bloomin' Brands, Inc.	364	6	(a)
Blucora, Inc.	236	5	*(a)
Boeing Co.	27	7
BorgWarner, Inc.	22	1

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Bristol-Myers Squibb Co.	51	$3	(a)
Burlington Stores, Inc.	102	10	*(a)
Cabot Oil & Gas Corp.	982	27	(a)(c)
Caesars Entertainment Corp.	222	3	*
CalAtlantic Group, Inc.	30	1
Carnival Corp.	242	16	(a)
Carnival PLC	38	2
CBS Corp. Class B	322	18	(c)
CDW Corp.	313	22	(a)
Celgene Corp.	165	17	*(c)
Centene Corp.	154	14	*(a)
CenterPoint Energy, Inc.	254	8	(a)
Charter Communications, Inc. Class A	33	11	*(a)
Chemours Co.	344	19	(a)
Chevron Corp.	333	39	(c)
Chimera Investment Corp.	59	1
Chubb Ltd.	107	16	(c)
Cisco Systems, Inc.	1,239	42	(a)(c)
Citigroup, Inc.	581	43	(a)
CME Group, Inc.	91	12	(a)
CNA Financial Corp.	472	26	(a)
Coca-Cola Co.	228	10
Cognex Corp.	25	3
Comcast Corp. Class A	572	21	(c)
Comerica, Inc.	232	18	(a)
Conagra Brands, Inc.	462	16	(c)
Corcept Therapeutics, Inc.	638	13	*(a)
Corning, Inc.	883	28	(c)
Costco Wholesale Corp.	110	18	(a)
CSX Corp.	215	11	(c)
CVS Health Corp.	99	7	(a)
Danaher Corp.	415	38	(c)
Darling Ingredients, Inc.	107	2	*
DaVita, Inc.	100	6	*(a)
Deckers Outdoor Corp.	62	4	*(a)
Delta Air Lines, Inc.	150	7	(a)
DENTSPLY SIRONA, Inc.	269	16	(a)
Devon Energy Corp.	123	5	(a)
DISH Network Corp. Class A	123	6	*(a)
Eaton Corp. PLC	439	35	(a)(c)
eBay, Inc.	471	18	*(a)
	Number of Shares	Value (000's omitted)
Entegris, Inc.	227	$7
EOG Resources, Inc.	168	17	(a)
Equity Commonwealth	663	20	*(a)
Exelixis, Inc.	249	6	*(a)
Exelon Corp.	396	16	(c)
Exxon Mobil Corp.	117	10	(a)
Facebook, Inc. Class A	185	33	*(c)
Fair Isaac Corp.	57	8	(a)
FedEx Corp.	53	12	(a)
Fidelity & Guaranty Life	768	24
Fidelity National Information Services, Inc.	13	1	(a)
Ford Motor Co.	125	2
General Dynamics Corp.	149	30	(a)(c)
General Electric Co.	515	10	(c)
General Motors Co.	533	23	(a)
Gilead Sciences, Inc.	261	20	(a)
Goldman Sachs Group, Inc.	72	17	(a)
Goodyear Tire & Rubber Co.	166	5	(a)
Graham Holdings Co. Class B	25	14	(a)
Haemonetics Corp.	97	5	*(a)
Halyard Health, Inc.	168	7	*
Harris Corp.	188	26	(c)
Hartford Financial Services Group, Inc.	23	1	(a)
HCA Healthcare, Inc.	140	11	*(a)
Hewlett Packard Enterprise Co.	359	5	(c)
Honeywell International, Inc.	68	10	(a)
HP, Inc.	234	5	(a)
Huntsman Corp.	665	21	(a)
IHS Markit Ltd.	541	23	*(a)
Illinois Tool Works, Inc.	28	4	(a)
Incyte Corp.	27	3	*(a)
Ingersoll-Rand PLC	66	6	(a)
Ingredion, Inc.	35	4	(a)
Intel Corp.	1,043	47	(c)
Intercontinental Exchange, Inc.	354	23	(c)
International Game Technology PLC	204	5	(a)
Intuit, Inc.	83	13	(a)
Invesco Mortgage Capital, Inc.	374	6
Jabil, Inc.	598	17	(a)
Jacobs Engineering Group, Inc.	108	6	(a)
Johnson & Johnson	377	53	(c)
	Number of Shares	Value (000's omitted)
JPMorgan Chase & Co.	1,141	$115	(a)(c)
Kohl's Corp.	26	1
Kroger Co.	219	5	(a)
Kronos Worldwide, Inc.	283	7
L3 Technologies, Inc.	59	11	(a)
Laboratory Corp. of America Holdings	141	22	*(a)
Lam Research Corp.	15	3	(a)
Lear Corp.	24	4	(a)
Leidos Holdings, Inc.	164	10	(a)
Lennar Corp. Class A	242	13	(a)
Liberty Media Corp-Liberty SiriusXM Class C	89	4	*(c)
Lincoln National Corp.	175	13	(c)
Live Nation Entertainment, Inc.	27	1	*
Loews Corp.	400	20	(a)
MasterCard, Inc. Class A	131	19	(a)
McDermott International, Inc.	466	3	*(a)
McDonald's Corp.	47	8	(a)
MDU Resources Group, Inc.	341	9	(c)
Medpace Holdings, Inc.	301	11	*
Medtronic PLC	129	10	(a)(c)
Merck & Co., Inc.	260	14	(a)
Mercury Systems, Inc.	134	7	*(a)
Mettler-Toledo International, Inc.	2	1	*(a)
MFA Financial, Inc.	2,341	19
Microchip Technology, Inc.	147	14
Micron Technology, Inc.	333	15	*
Microsoft Corp.	927	77	(c)
Mohawk Industries, Inc.	55	14	*(c)
Motorola Solutions, Inc.	280	25	(a)
MTGE Investment Corp.	1,035	19
National Beverage Corp.	48	5
National Fuel Gas Co.	75	4	(a)
National Research Corp. Class A	51	2
NetScout Systems, Inc.	160	5	*(a)
New Residential Investment Corp.	840	15	(a)
Newell Brands, Inc.	287	12	(a)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Newmont Mining Corp.	306	$11	(a)
Nexstar Media Group, Inc. Class A	96	6	(a)
NIKE, Inc. Class B	169	9	(a)
Northrop Grumman Corp.	15	4	(a)
NuVasive, Inc.	81	5	*(a)
Office Depot, Inc.	1,504	5	(a)
OGE Energy Corp.	30	1
ON Semiconductor Corp.	316	7	*(a)
Oracle Corp.	333	17	(a)
Orbital ATK, Inc.	124	16	(a)
Ormat Technologies, Inc.	285	18	(c)
Oshkosh Corp.	51	5	(c)
Owens Corning	231	19	(a)
Parker-Hannifin Corp.	12	2
PepsiCo, Inc.	68	7	(a)
PerkinElmer, Inc.	112	8	(a)
Pfizer, Inc.	993	35	(a)
Philip Morris International, Inc.	81	8
Phillips 66	53	5	(a)
Pinnacle Foods, Inc.	172	9	(a)
Pioneer Natural Resources Co.	42	6	(a)
PNC Financial Services Group, Inc.	346	47	(c)
Pool Corp.	67	8	(a)
Priceline Group, Inc.	4	8	*(a)
Procter & Gamble Co.	448	39	(a)
Prudential Financial, Inc.	236	26	(a)
PS Business Parks, Inc.	65	9	(a)
Qorvo, Inc.	15	1	*
Quad/Graphics, Inc.	203	5	(a)
Quanta Services, Inc.	460	17	*(c)
Quest Diagnostics, Inc.	97	9	(a)
Reinsurance Group of America, Inc.	170	25	(a)
Reliance Steel & Aluminum Co.	31	2	(a)
Republic Services, Inc.	197	13	(a)
RH	99	9	*(a)
Roper Technologies, Inc.	44	11	(a)
Sanderson Farms, Inc.	85	13
Sanmina Corp.	160	5	*(a)
Schlumberger Ltd.	205	13	(a)
	Number of Shares	Value (000's omitted)
Seaboard Corp.	3	$13
Sealed Air Corp.	216	10	(a)
Sensient Technologies Corp.	175	13	(a)
Service Corp. International	301	11	(a)
Stanley Black & Decker, Inc.	14	2	(a)
Starbucks Corp.	115	6	(a)
Starwood Waypoint Homes	240	9	(a)
STERIS PLC	266	25
Stryker Corp.	32	5
Symantec Corp.	200	6	(a)
Sysco Corp.	48	3	(a)
T-Mobile US, Inc.	463	28	*(c)
Telephone & Data Systems, Inc.	38	1	(a)
Teradyne, Inc.	622	27	(c)
Texas Capital Bancshares, Inc.	54	5	*(a)
Texas Instruments, Inc.	317	31	(c)
Thermo Fisher Scientific, Inc.	37	7	(a)
Thomson Reuters Corp.	57	3	(a)
Time Warner, Inc.	251	25	(c)
TransUnion	169	9	*(a)
Trimble, Inc.	237	10	*
TTM Technologies, Inc.	641	10	*
Tyson Foods, Inc. Class A	64	5	(a)
U.S. Bancorp	253	14	(a)
Ultra Clean Holdings, Inc.	202	5	*
UnitedHealth Group, Inc.	257	54	(c)
Uniti Group, Inc.	198	3	(a)
Unum Group	213	11	(a)
Valero Energy Corp.	117	9
Valmont Industries, Inc.	48	8	(a)
Valvoline, Inc.	273	7
Vantiv, Inc. Class A	107	7	*(a)
Visa, Inc. Class A	106	12
Vishay Intertechnology, Inc.	700	16	(a)
VMware, Inc. Class A	39	5	*(a)
WageWorks, Inc.	80	5	*(a)
Wal-Mart Stores, Inc.	321	28	(c)
Walgreens Boots Alliance, Inc.	123	8	(a)
	Number of Shares	Value (000's omitted)
Waste Management, Inc.	14	$1	(a)
Waters Corp.	23	5	*
Weight Watchers International, Inc.	85	4	*
Wells Fargo & Co.	315	18	(a)
West Pharmaceutical Services, Inc.	77	8	(c)
Western Digital Corp.	165	15	(a)
Weyerhaeuser Co.	626	22	(c)
Whirlpool Corp.	59	10	(a)
Williams Cos., Inc.	186	5	(a)
Wright Medical Group NV	181	5	*(a)
Xerox Corp.	750	23	(a)
Zimmer Biomet Holdings, Inc.	103	13	(c)
		3,534
Total Common Stocks (Cost $4,462)		5,193
	Principal Amount(d) (000's omitted)
U.S. Treasury Obligations 4.8%
U.S. Treasury Bill, 0.86%, due 5/24/18	$100	99	(e)(f)
U.S. Treasury Bond, 3.88%, due 8/15/40	95	113
U.S. Treasury Inflation-Indexed Bonds
2.00%, due 1/15/26	294	330	(g)
3.88%, due 4/15/29	158	215	(g)
0.63%, due 2/15/43	32	30	(g)
U.S. Treasury Notes
1.00%, due 5/31/18	130	130
1.50%, due 2/28/23	60	58
1.63%, due 2/15/26	35	33
Total U.S. Treasury Obligations (Cost $1,010)		1,008
U.S. Government Agency Security 0.7%
Federal Home Loan Bank, 5.50%, due 7/15/36 ($135)	100	135	(a)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount(d) (000's omitted)	Value (000's omitted)
Mortgage-Backed Securities 7.3%
Collateralized Mortgage Obligations 1.6%
Fannie Mae Connecticut Avenue Securities
Ser. 2017-C02, Class 2M2, 1 month USD LIBOR + 3.65%, (4.89%), due 9/25/29	$130	$139	(a)(h)
Ser. 2017-C03, Class 1M2, 1 month USD LIBOR + 3.00%, (4.24%), due 10/25/29	25	26	(a)(h)
Ser. 2017-C04, Class 2M2, 1 month USD LIBOR + 2.85%, (4.09%), due 11/25/29	70	72	(a)(h)
Ser. 2017-C05, Class 1M2, 1 month USD LIBOR + 2.20%, (3.44%), due 1/25/30	75	74	(a)(h)
Ser. 2017-C06, Class 1M2, 1 month USD LIBOR + 2.65%, (3.89%), due 2/25/30	15	15	(h)
Ser. 2017-C06, Class 2M2, 1 month USD LIBOR + 2.80%, (4.04%), due 2/25/30	20	20	(h)
		346
Fannie Mae 3.0%
Pass-Through Certificates
3.00%, TBA, 15 Year Maturity	75	77	(i)
3.50%, TBA, 30 Year Maturity	180	185	(i)
4.00%, TBA, 30 Year Maturity	350	367	(i)
		629
Freddie Mac 2.7%
Pass-Through Certificates
3.00%, TBA, 15 Year Maturity	110	113	(i)
	Principal Amount(d) (000's omitted)	Value (000's omitted)
3.50%, TBA, 30 Year Maturity	$190	$195	(i)
4.00%, TBA, 30 Year Maturity	240	252	(i)
		560
Total Mortgage- Backed Securities (Cost $1,528)		1,535
Corporate Bonds 6.9%
Australia 0.2%
Westpac Banking Corp., 5 Year USD ICE Swap + 2.89%, (5.00%), due 12/31/99	35	35	(h)
Belgium 0.1%
Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	10	11
Brazil 0.2%
Vale Overseas Ltd., 6.25%, due 8/10/26	45	52
Canada 0.2%
Canadian Natural Resources Ltd., 2.95%, due 1/15/23	35	35	(a)
Mexico 0.1%
Petroleos Mexicanos, 6.50%, due 3/13/27	20	22	(a)(j)
Switzerland 0.1%
UBS Group Funding Switzerland AG, 4.25%, due 3/23/28	30	32	(a)(j)
United Kingdom 0.4%
Barclays PLC, 4.34%, due 1/10/28	40	41	(a)
BAT Capital Corp., 4.54%, due 8/15/47	35	36	(j)
		77
United States 5.6%
21st Century Fox America, Inc., 3.38%, due 11/15/26	10	10
	Principal Amount(d) (000's omitted)	Value (000's omitted)
Abbott Laboratories, 4.90%, due 11/30/46	$15	$17	(a)
AbbVie, Inc., 4.45%, due 5/14/46	15	16	(a)
Apple, Inc.
2.30%, due 5/11/22	35	35	(a)
4.65%, due 2/23/46	20	23	(a)
AT&T, Inc.
3.90%, due 8/14/27	25	25
4.75%, due 5/15/46	20	19	(a)
5.45%, due 3/1/47	35	36	(a)
Bank of America Corp., Ser. L, 3.95%, due 4/21/25	25	26	(a)
Broadcom Corp./ Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	130	134	(j)
Capital One N.A., 2.35%, due 1/31/20	40	40	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, due 7/23/25	40	43	(a)
6.48%, due 10/23/45	25	29	(a)
Concho Resources, Inc., 3.75%, due 10/1/27	25	25
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
4.42%, due 6/15/21	30	32	(a)(j)
5.45%, due 6/15/23	40	44	(a)(j)
6.02%, due 6/15/26	15	17	(a)(j)
Discover Financial , Services 4.10%, due 2/9/27	25	26	(a)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount(d) (000's omitted)	Value (000's omitted)
Discovery Communications LLC, 5.20%, due 9/20/47	$15	$15
Energy Transfer Partners L.P., 6.50%, due 2/1/42	20	23	(a)
General Motors Financial Co., Inc.
3.20%, due 7/6/21	20	20	(a)
4.00%, due 10/6/26	25	25	(a)
Gilead Sciences, Inc., 4.60%, due 9/1/35	10	11
Goldman Sachs Group, Inc.
3 month USD LIBOR + 1.51%, (3.69%), due 6/5/28	25	25	(a)(h)
3 month USD LIBOR + 1.37%, (4.02%), due 10/31/38	20	20	(h)
5.15%, due 5/22/45	20	23	(a)
Hess Corp., 4.30%, due 4/1/27	35	35	(a)
Hewlett Packard Enterprise Co., 4.65%, due 12/9/21	40	43	(a)
HP Enterprise Co., 4.90%, due 10/15/25	20	21	(a)
JPMorgan Chase & Co., 3 month USD LIBOR + 1.38%, (3.54%), due 5/1/28	25	25	(a)(h)
Kinder Morgan, Inc., 5.55%, due 6/1/45	20	22	(a)
Microsoft Corp., 4.50%, due 2/6/57	20	22	(a)
Morgan Stanley, 3 month USD LIBOR + 1.34%, (3.59%), due 7/22/28	70	70	(a)(h)
MPLX LP, 4.13%, due 3/1/27	15	15	(a)
	Principal Amount(d) (000's omitted)	Value (000's omitted)
Noble Energy, Inc.
3.85%, due 1/15/28	$35	$35
5.25%, due 11/15/43	20	21(a)
Northrop Grumman Corp., 2.55%, due 10/15/22	15	15
Verizon Communications, Inc.
4.27%, due 1/15/36	15	15
4.13%, due 8/15/46	20	18	(a)
4.67%, due 3/15/55	20	19	(a)
Viacom, Inc.
4.38%, due 3/15/43	35	30	(a)
3 month USD LIBOR + 3.90%, (5.88%), due 2/28/57	20	20	(a)(h)
		1,185
Total Corporate Bonds (Cost $1,425)		1,449
Asset-Backed Securities 2.1%
Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	9	9
Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, 1 month USD LIBOR + 0.80%, (2.03%), due 6/25/36	100	92	(a)(h)
Capital One Multi-Asset Execution Trust
Ser. 2015-A1, Class A1, (1.39%), due 1/15/21	20	20	(a)
	Principal Amount(d) (000's omitted)		Value (000's omitted)
Ser. 2016-A1, Class A1, 1 month USD LIBOR + 0.45%, (1.69%), due 2/15/22		$10	$10	(a)(h)
Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class M1, 1 month USD LIBOR + 0.35%, (1.58%), due 2/25/36		100	95	(a)(h)
Citibank Credit Card Issuance Trust, Ser. 2017-A3, Class A3, 1.92%, due 4/7/22		100	100	(a)
JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M3, 1 month USD LIBOR + 0.48%, (1.71%), due 12/25/36		80	76	(a)(h)
Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20		30	30	(a)
Total Asset-Backed Securities (Cost $426)			432
Foreign Government Security 0.3%
South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41 (Cost $83)	ZAR	1,320	63	(a)
	Number of Shares
Exchange Traded Funds 2.5%
iShares iBoxx $ High Yield Corporate Bond ETF		1,500	133	(a)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
PowerShares Senior Loan Portfolio	17,000	$393	(a)
Total Exchange Traded Funds (Cost $527)		526
Investment Companies 52.6%
Neuberger Berman Emerging Markets Debt Fund Institutional Class	56,739	512	(a)(k)
Neuberger Berman Emerging Markets Equity Fund Class R6	60,542	1,255	(a)(k)
Neuberger Berman Floating Rate Income Fund Institutional Class	43,487	433	(a)(k)
Neuberger Berman Genesis Fund Class R6	21,219	1,348	(a)(k)
	Number of Shares	Value (000's omitted)
Neuberger Berman High Income Bond Fund Class R6	133,662	$1,177	(a)(k)
Neuberger Berman International Select Fund Class R6	279,073	3,620	(a)(k)
Neuberger Berman Long Short Credit Fund Class R6	73,328	708	(a)(k)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	144,206	917	*(a)(k)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Class R6	91,300	1,035	(a)(k)
Total Investment Companies (Cost $9,968)		11,005
	Number of Shares	Value (000's omitted)
Short-Term Investment 3.1%
Investment Company 3.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $647)	646,733	$647	(a)(l)
Total Investments 105.1% (Cost $20,211)		21,993
Liabilities Less Other Assets (5.1)%		(1,068	)(m)
Net Assets 100.0%		$20,925

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts, swaps and/or options written with a total value of approximately $15,846,000.

(b)  Represents less than 0.05% of net assets.

(c)  All or a portion of the security is pledged as collateral for options writtten.

(d)  Principal amount is stated in the currency in which the security is denominated.

  ZAR = South African Rand

(e)  Rate shown was the discount rate at the date of purchase.

(f)  All or a portion of the security is pledged as collateral for futures.

(g)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(h)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR (USD) - London Interbank Offered Rate

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2017 amounted to approximately $1,189,000, which represents 5.7% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

(j)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $328,000, which represents 1.6% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(k)  Affiliated company as defined under the Investment Company Act of 1940 (see Note F of Notes to Financial Statements).

(l)  Represents 7-day effective yield as of October 31, 2017.

(m)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

(n)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2017 amounted to approximately $11,000, which represents 0.1% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Investment Companies*	$11,005	52.6%
Mortgage-Backed Securities	1,535	7.3%
U.S. Treasury Obligations	1,008	4.8%
Banks	734	3.5%
Exchange Traded Funds	526	2.5%
Asset-Backed Securities	432	2.1%
Insurance	302	1.4%
Oil, Gas & Consumable Fuels	279	1.3%
Media	240	1.2%
Computers	215	1.0%
Semiconductors & Semiconductor Equipment	206	1.0%
Software	189	0.9%
Pharmaceuticals	181	0.9%
Food & Staples Retailing	177	0.9%
Technology Hardware, Storage & Peripherals	175	0.8%
Oil & Gas	173	0.8%
Health Care Providers & Services	169	0.8%
Health Care Equipment & Supplies	160	0.8%
Metals & Mining	155	0.7%
Electronic Equipment, Instruments & Components	153	0.7%
Automobiles	149	0.7%
Equity Real Estate Investment Trusts	146	0.7%
Trading Companies & Distributors	135	0.7%
U.S. Government Agency Securities	135	0.7%
Semiconductors	134	0.6%
Internet Software & Services	133	0.6%
Telecommunications	132	0.6%
Biotechnology	124	0.6%
Mortgage Real Estate Investment Trusts	100	0.5%
Communications Equipment	99	0.5%
Food Products	93	0.4%
Aerospace & Defense	90	0.4%
Hotels, Restaurants & Leisure	87	0.4%
Household Durables	86	0.4%
Chemicals	83	0.4%
Capital Markets	81	0.4%
Life Sciences Tools & Services	73	0.4%
Diversified Telecommunication Services	71	0.3%
Construction & Engineering	71	0.3%
Beverages	70	0.3%
Airlines	69	0.3%
Electric Utilities	65	0.3%
Foreign Government Security**	63	0.3%
Independent Power and Renewable Electricity Producers	61	0.3%
Pipelines	60	0.3%
Industrial Conglomerates	54	0.3%
Diversified Financial Services	52	0.3%
Iron—Steel	52	0.3%
Electrical Equipment	49	0.2%
IT Services	49	0.2%
Auto Manufacturers	45	0.2%
Specialty Retail	43	0.2%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

POSITIONS BY INDUSTRY (cont'd)

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Wireless Telecommunication Services	$43	0.2%
Auto Components	39	0.2%
Household Products	39	0.2%
Professional Services	37	0.2%
Agriculture	36	0.2%
Machinery	36	0.2%
Distributors	32	0.2%
Diversified Consumer Services	29	0.1%
Real Estate Management & Development	26	0.1%
Internet & Direct Marketing Retail	25	0.1%
Textiles, Apparel & Luxury Goods	25	0.1%
Energy Equipment & Services	22	0.1%
Transportation Infrastructure	20	0.1%
Building Products	19	0.1%
Commercial Services & Supplies	19	0.1%
Mortgage Real Estate Investment	19	0.1%
Healthcare—Products	17	0.1%
Multi-Utilities	17	0.1%
Tobacco	17	0.1%
Road & Rail	16	0.1%
Personal Products	13	0.1%
Air Freight & Logistics	12	0.1%
Containers & Packaging	10	0.0%
Construction Materials	4	0.0%
Gas Utilities	4	0.0%
Consumer Finance	1	0.0%
Multiline Retail	1	0.0%
Short-Term Investment and Other Liabilities—Net	(421)	(2.0)%
	$20,925	100.0%

*  Each position is an Investment Company under the 1940 Act and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

**  Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	1	Brazilian Real	$30,380	$(225)
12/2017	1	Nikkei 225 Index	111,125	(29)
12/2017	1	Topix Index	155,050	16,175
12/2017	3	Euro STOXX 50 Index	128,529	7,051
12/2017	3	FTSE 100 Index	297,539	2,018
12/2017	5	MSCI EAFE Index	501,850	10,277
12/2017	20	MSCI World Index	1,124,200	18,101
12/2017	3	S&P 500 E-Mini Index	385,905	8,425
12/2017	3	Mexican Peso	77,700	(5,352)
12/2017	1	New Zealand Dollar	68,360	(2,788)
12/2017	12	U.S. Treasury Note, 10 Year	1,499,250	(16,766)
12/2017	3	United Kingdom Long Gilt Bond	495,387	(48)
12/2017	1	U.S. Treasury Note, 5 Year	117,188	(58)
Total Long Positions			$4,992,463	$36,781

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	5	Euro-Bund	$(947,896)	$(3,164)
12/2017	1	Euro-Buxl Bond, 30 Year	(193,505)	(818)
12/2017	3	MSCI World Index	(172,200)	(4,715)
12/2017	4	S&P 500 E-Mini Index	(514,540)	(22,360)
12/2017	1	Canadian Dollar	(77,575)	2,151
12/2017	2	United Kingdom Long Gilt Bond	(330,258)	100
Total Short Positions			$(2,235,974)	$(28,806)
Total Futures				$7,975

At October 31, 2017, the Fund had $157,250 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $99,290 to cover collateral requirements on open futures.

For the year ended October 31, 2017, the average notional value of futures for the Fund was $3,262,193 for long positions and $(2,544,308) for short positions.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Forward foreign currency contracts ("forward contracts")

At October 31, 2017, open forward contracts for the Fund were as follows:(a)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
307,969	USD	391,639	AUD	Goldman Sachs International	1/24/2018	$8,451
63,861	USD	83,455	AUD	Goldman Sachs International	1/24/2018	36
18,252	USD	23,761	AUD	JPMorgan Chase Bank N.A.	1/24/2018	80
46,062	USD	58,749	AUD	Royal Bank of Canada	1/24/2018	1,132
354,807	USD	451,033	AUD	State Street Bank and Trust Company	1/24/2018	9,865
96,848	USD	123,256	AUD	State Street Bank and Trust Company	1/24/2018	2,584
31,068	USD	39,595	AUD	State Street Bank and Trust Company	1/24/2018	787
11,489	USD	14,703	AUD	State Street Bank and Trust Company	1/24/2018	245
25,709	USD	33,401	AUD	State Street Bank and Trust Company	1/24/2018	165
128,532	AUD	98,197	USD	State Street Bank and Trust Company	1/24/2018	102
267,145	USD	334,669	CAD	Citibank, N.A.	1/24/2018	7,502
354,034	USD	443,420	CAD	Goldman Sachs International	1/24/2018	10,019
68,978	USD	86,076	CAD	Goldman Sachs International	1/24/2018	2,199
11,267	USD	14,439	CAD	JPMorgan Chase Bank N.A.	1/24/2018	65
14,120	USD	18,125	CAD	JPMorgan Chase Bank N.A.	1/24/2018	58
461,041	USD	575,397	CAD	Royal Bank of Canada	1/24/2018	14,635
201,362	USD	195,100	CHF	Citibank, N.A.	1/24/2018	4,645
89,532	USD	86,767	CHF	Goldman Sachs International	1/24/2018	2,045
29,590	USD	29,284	CHF	JPMorgan Chase Bank N.A.	1/24/2018	63
301,889	USD	294,719	CHF	Royal Bank of Canada	1/24/2018	4,727
754,042	USD	730,784	CHF	Societe Generale	1/24/2018	17,200
30,919	USD	30,128	CHF	State Street Bank and Trust Company	1/24/2018	541
32,064	USD	31,263	CHF	State Street Bank and Trust Company	1/24/2018	541
47,805	EUR	55,648	USD	Goldman Sachs International	1/24/2018	312
133,741	EUR	156,400	USD	Goldman Sachs International	1/24/2018	156
885,344	USD	746,593	EUR	State Street Bank and Trust Company	1/24/2018	11,387
86,764	USD	73,347	EUR	State Street Bank and Trust Company	1/24/2018	904
49,395	USD	41,863	EUR	State Street Bank and Trust Company	1/24/2018	390
21,565	USD	18,152	EUR	State Street Bank and Trust Company	1/24/2018	317
29,802	USD	25,242	EUR	State Street Bank and Trust Company	1/24/2018	254
97,146	GBP	129,329	USD	Goldman Sachs International	1/24/2018	41
30,590	GBP	40,266	USD	JPMorgan Chase Bank N.A.	1/24/2018	470
226,633	GBP	299,394	USD	Royal Bank of Canada	1/24/2018	2,414
603,280	USD	452,176	GBP	State Street Bank and Trust Company	1/24/2018	1,116
55,751	GBP	73,920	USD	State Street Bank and Trust Company	1/24/2018	324
17,171	USD	1,937,454	JPY	JPMorgan Chase Bank N.A.	1/24/2018	58
1,206,911	JPY	10,649	USD	JPMorgan Chase Bank N.A.	1/24/2018	11
140,393	USD	15,617,632	JPY	Societe Generale	1/24/2018	2,447
101,561,472	KRW	90,157	USD	State Street Bank and Trust Company	1/24/2018	718
61,059	USD	1,179,737	MXN	State Street Bank and Trust Company	1/24/2018	381
332,156	USD	2,612,839	NOK	Goldman Sachs International	1/24/2018	11,569

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
86,137	USD	687,451	NOK	Goldman Sachs International	1/24/2018	$1,789
986,928	NOK	120,901	USD	Goldman Sachs International	1/24/2018	192
612,347	NOK	75,082	USD	Goldman Sachs International	1/24/2018	51
139,975	USD	194,949	NZD	Citibank, N.A.	1/24/2018	6,760
17,818	USD	26,059	NZD	Goldman Sachs International	1/24/2018	12
556,290	USD	775,642	NZD	Societe Generale	1/24/2018	26,266
147,155	USD	205,212	NZD	State Street Bank and Trust Company	1/24/2018	6,927
52,200	USD	75,929	NZD	State Street Bank and Trust Company	1/24/2018	315
27,321	USD	220,336	SEK	Goldman Sachs International	1/24/2018	861
20,420	USD	169,374	SEK	Goldman Sachs International	1/24/2018	80
61,885	USD	515,113	SEK	Goldman Sachs International	1/24/2018	26
19,781	USD	161,498	SEK	JPMorgan Chase Bank N.A.	1/24/2018	387
123,044	USD	993,096	SEK	Societe Generale	1/24/2018	3,785
260,462	USD	2,105,376	SEK	State Street Bank and Trust Company	1/24/2018	7,631
27,447	USD	223,298	SEK	State Street Bank and Trust Company	1/24/2018	632
5	USD	72	ZAR	State Street Bank and Trust Company	1/24/2018	0
						$176,670
95,948	AUD	75,438	USD	Citibank, N.A.	1/24/2018	(2,059)
79,937	AUD	62,374	USD	Goldman Sachs International	1/24/2018	(1,239)
161,797	AUD	127,157	USD	Societe Generale	1/24/2018	(3,418)
29,892	CAD	23,250	USD	Goldman Sachs International	1/24/2018	(59)
101,107	CAD	79,873	USD	Goldman Sachs International	1/24/2018	(1,432)
980,499	CAD	782,452	USD	Societe Generale	1/24/2018	(21,760)
21,718	CAD	17,354	USD	State Street Bank and Trust Company	1/24/2018	(505)
125,807	CAD	100,562	USD	State Street Bank and Trust Company	1/24/2018	(2,958)
705,291	CAD	564,746	USD	State Street Bank and Trust Company	1/24/2018	(17,566)
66,157	CHF	66,891	USD	Goldman Sachs International	1/24/2018	(186)
31,319	USD	31,089	CHF	JPMorgan Chase Bank N.A.	1/24/2018	(27)
841,823	CHF	868,351	USD	State Street Bank and Trust Company	1/24/2018	(19,549)
79,519	EUR	94,430	USD	Citibank, N.A.	1/24/2018	(1,346)
65,997	USD	56,461	EUR	Goldman Sachs International	1/24/2018	(96)
61,125	USD	52,326	EUR	Goldman Sachs International	1/24/2018	(127)
25,526	EUR	30,323	USD	Goldman Sachs International	1/24/2018	(443)
271,274	EUR	322,116	USD	Goldman Sachs International	1/24/2018	(4,565)
13,533	EUR	15,939	USD	JPMorgan Chase Bank N.A.	1/24/2018	(97)
17,765	EUR	21,010	USD	JPMorgan Chase Bank N.A.	1/24/2018	(214)
821	EUR	974	USD	Royal Bank of Canada	1/24/2018	(13)
9,179	EUR	10,894	USD	Societe Generale	1/24/2018	(150)
88,833	USD	76,000	EUR	State Street Bank and Trust Company	1/24/2018	(132)
211,432	GBP	282,029	USD	Citibank, N.A.	1/24/2018	(465)
16,859	GBP	22,498	USD	Goldman Sachs International	1/24/2018	(47)
13,100	USD	9,975	GBP	Goldman Sachs International	1/24/2018	(184)
123,704	USD	93,687	GBP	Goldman Sachs International	1/24/2018	(1,059)
107,798	GBP	143,609	USD	Societe Generale	1/24/2018	(54)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
	14,001,839	JPY	125,893	USD	Citibank, N.A.	1/24/2018	$(2,219)
	60,088	USD	6,810,808	JPY	Goldman Sachs International	1/24/2018	(70)
	5,503,868	JPY	48,840	USD	Goldman Sachs International	1/24/2018	(226)
	2,672,993	JPY	24,046	USD	Goldman Sachs International	1/24/2018	(436)
	16,725,517	JPY	150,373	USD	Goldman Sachs International	1/24/2018	(2,641)
	35,608,211	JPY	315,747	USD	Royal Bank of Canada	1/24/2018	(1,230)
	20,563	USD	2,331,024	JPY	State Street Bank and Trust Company	1/24/2018	(26)
	48,315	USD	5,491,171	JPY	State Street Bank and Trust Company	1/24/2018	(187)
	107,642	USD	12,221,835	JPY	State Street Bank and Trust Company	1/24/2018	(310)
	3,480,576	JPY	31,054	USD	State Street Bank and Trust Company	1/24/2018	(311)
	2,620,476	JPY	23,554	USD	State Street Bank and Trust Company	1/24/2018	(408)
	89,949	USD	101,575,417	KRW	Goldman Sachs International	1/24/2018	(939)
	39,365	USD	44,442,710	KRW	State Street Bank and Trust Company	1/24/2018	(402)
	1,180,153	MXN	61,078	USD	Goldman Sachs International	1/24/2018	(379)
	124,269	NOK	15,788	USD	Citibank, N.A.	1/24/2018	(540)
	239,904	NOK	29,525	USD	Goldman Sachs International	1/24/2018	(89)
	473,500	NOK	59,541	USD	Goldman Sachs International	1/24/2018	(1,444)
	115,137	NOK	14,201	USD	JPMorgan Chase Bank N.A.	1/24/2018	(74)
	1,158,786	NOK	145,610	USD	Royal Bank of Canada	1/24/2018	(3,431)
	2,247,380	NOK	285,286	USD	Societe Generale	1/24/2018	(9,540)
	171,535	NOK	21,751	USD	State Street Bank and Trust Company	1/24/2018	(705)
	937,533	NOK	119,056	USD	State Street Bank and Trust Company	1/24/2018	(4,024)
	118,858	NZD	81,885	USD	Goldman Sachs International	1/24/2018	(665)
	97,092	NZD	67,507	USD	Goldman Sachs International	1/24/2018	(1,161)
	184,379	NZD	131,173	USD	Goldman Sachs International	1/24/2018	(5,180)
	200,561	NZD	143,995	USD	Goldman Sachs International	1/24/2018	(6,944)
	286,409	NZD	199,513	USD	Royal Bank of Canada	1/24/2018	(3,799)
	54,270	NZD	37,934	USD	State Street Bank and Trust Company	1/24/2018	(850)
	621,705	NZD	446,241	USD	State Street Bank and Trust Company	1/24/2018	(21,408)
	557,935	SEK	69,116	USD	Citibank, N.A.	1/24/2018	(2,114)
	470,185	SEK	56,546	USD	Goldman Sachs International	1/24/2018	(83)
	2,360,825	SEK	290,780	USD	Royal Bank of Canada	1/24/2018	(7,273)
	211,602	SEK	25,934	USD	State Street Bank and Trust Company	1/24/2018	(523)
	228,893	SEK	28,213	USD	State Street Bank and Trust Company	1/24/2018	(726)
	829,788	SEK	101,419	USD	State Street Bank and Trust Company	1/24/2018	(1,772)
							$(161,879)
Total							$14,791

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

GBP = Pound Sterling

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

JPY = Japanese Yen

KRW = South Korean Won

MXN= Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

For the year ended October 31, 2017, the Fund's investments in forward contracts had an average notional value of $21,800,965.

Total return swap contracts ("total return swaps")

At October 31, 2017, the Fund had outstanding over-the-counter ("OTC") total return swaps as follows:

Long Total Return Swaps

Swap Counterparty	Reference Entity	Notional Amount(c)		Maturity Date	Variable- Rate(e)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	MSCI Europe ex UK Financials Index	EUR	79,015	9/15/2018	(0.18	)%(d)	$348	$(18)	$330

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Amount(c)		Maturity Date	Variable- Rate(e)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	MSCI Daily TR Gross Europe ex UK Index	EUR	(78,986)	9/15/2018	(0.18	)%(a)	$(1,356)	$18	$(1,338	)(f)
Goldman Sachs International	MSCI US REIT Index		$(211,096)	1/15/2018	1.52	%(b)	2,131	40	2,171
Total							$775	$58	$833

(a)  Fund receives 3-month Euribor plus 0.15%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—annually.

(b)  Fund receives 3-month LIBOR plus 0.19%. Payment frequency—upon termination. Fund pays return on reference entity. Payment frequency—upon termination.

(c)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

EUR = Euro

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

(d)  Fund pays 3-month Euribor plus 0.15%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(e)  Effective rate at October 31, 2017.

(f)  As of the year ended October 31, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

For the year ended October 31, 2017, the average notional value of swaps was $95,623 for long positions and $(198,228) for short positions.

Written option contracts ("options written")

At October 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Exchange Traded Funds
iShares MSCI EAFE ETF	28	$(194,964)	$70	11/3/2017	$(112)
iShares MSCI EAFE ETF	13	(90,519)	70	11/10/2017	(227)
iShares MSCI EAFE ETF	13	(90,519)	70.5	11/10/2017	(65)
iShares MSCI EAFE ETF	26	(181,038)	71	11/17/2017	(130)
iShares MSCI EAFE ETF	25	(174,075)	70.5	11/24/2017	(387)
iShares MSCI EAFE ETF	2	(13,926)	71	11/24/2017	(16)
iShares MSCI Emerging Markets ETF	9	(41,652)	46.5	11/3/2017	(149)
iShares MSCI Emerging Markets ETF	8	(37,024)	47	11/10/2017	(116)
iShares MSCI Emerging Markets ETF	8	(37,024)	47.5	11/10/2017	(44)
iShares MSCI Emerging Markets ETF	9	(41,652)	48	11/17/2017	(58)
iShares MSCI Emerging Markets ETF	8	(37,024)	48.5	11/17/2017	(24)
iShares MSCI Emerging Markets ETF	9	(41,652)	48	11/24/2017	(86)
iShares MSCI Emerging Markets ETF	3	(13,884)	48.5	11/24/2017	(17)
iShares MSCI Emerging Markets ETF	5	(23,140)	47.5	11/24/2017	(92)
iShares MSCI Emerging Markets ETF	4	(18,512)	48	12/1/2017	(56	)(a)(b)
					(1,579)
Index
S&P 500 Mini Index	1	(25,753)	256	11/3/2017	(185)
S&P 500 Mini Index	3	(77,259)	257.5	11/3/2017	(218)
S&P 500 Mini Index	1	(25,753)	258	11/3/2017	(48)
S&P 500 Mini Index	1	(25,753)	259	11/3/2017	(0	)(a)(b)
S&P 500 Mini Index	10	(257,530)	260	11/10/2017	(210)
S&P 500 Mini Index	10	(257,530)	260	11/17/2017	(445)
S&P 500 Mini Index	6	(154,518)	260	11/24/2017	(339)
S&P 500 Mini Index	1	(25,753)	262	11/24/2017	(16	)(a)(b)
S&P 500 Mini Index	3	(77,259)	262.5	11/24/2017	(69	)(a)(b)
S&P 500 Mini Index	4	(103,012)	262.5	12/1/2017	(112)
					(1,642)
Total (premiums received: $3,095)					$(3,221)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Exchange Traded Funds
iShares MSCI EAFE ETF	2	$(13,926)	$67.5	11/3/2017	$(6)
iShares MSCI EAFE ETF	14	(97,482)	68.5	11/3/2017	(70)
iShares MSCI EAFE ETF	1	(6,963)	66.5	11/10/2017	(0	)(a)(b)(c)
iShares MSCI EAFE ETF	12	(83,556)	67	11/10/2017	(30)
iShares MSCI EAFE ETF	13	(90,519)	67	11/17/2017	(117)
iShares MSCI EAFE ETF	18	(125,334)	68	11/17/2017	(180)
iShares MSCI EAFE ETF	21	(146,223)	67.5	11/24/2017	(200)
iShares MSCI EAFE ETF	7	(48,741)	68	11/24/2017	(109)
iShares MSCI EAFE ETF	9	(62,667)	67.5	12/1/2017	(148)
iShares MSCI EAFE ETF	14	(97,482)	68	12/1/2017	(252	)(a)(b)
iShares MSCI Emerging Markets ETF	9	(41,652)	44	11/3/2017	(18)
iShares MSCI Emerging Markets ETF	4	(18,512)	44	11/10/2017	(22)
iShares MSCI Emerging Markets ETF	12	(55,536)	44.5	11/10/2017	(90)
iShares MSCI Emerging Markets ETF	2	(9,256)	45	11/10/2017	(23)
iShares MSCI Emerging Markets ETF	3	(13,884)	44.5	11/17/2017	(47)
iShares MSCI Emerging Markets ETF	18	(83,304)	45	11/17/2017	(387)
iShares MSCI Emerging Markets ETF	1	(4,628)	44	11/24/2017	(16)
iShares MSCI Emerging Markets ETF	8	(37,024)	44.5	11/24/2017	(168)
iShares MSCI Emerging Markets ETF	5	(23,140)	45.5	11/24/2017	(192)
iShares MSCI Emerging Markets ETF	10	(46,280)	44.5	12/1/2017	(280)
					(2,355)
Index
S&P 500 Mini Index	3	(77,259)	252	11/3/2017	(21)
S&P 500 Mini Index	1	(25,753)	247.5	11/10/2017	(15)
S&P 500 Mini Index	5	(128,765)	249	11/10/2017	(85)
S&P 500 Mini Index	3	(77,259)	250	11/10/2017	(73)
S&P 500 Mini Index	6	(154,518)	250	11/17/2017	(270)
S&P 500 Mini Index	5	(128,765)	251	11/17/2017	(257)
S&P 500 Mini Index	8	(206,024)	251	11/24/2017	(540)
S&P 500 Mini Index	2	(51,506)	252	11/24/2017	(154)
S&P 500 Mini Index	1	(25,753)	252.5	11/24/2017	(83)
S&P 500 Mini Index	1	(25,753)	252	12/1/2017	(108)
S&P 500 Mini Index	2	(51,506)	252.5	12/1/2017	(232)
S&P 500 Mini Index	5	(128,765)	253	12/1/2017	(613)
					(2,451)
Total (premiums received: $8,975)					$(4,806)
Total Options Written (premiums received: $12,070)					$(8,027)

(a)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Fund's Board of Trustees (the "Board").

(b)  Value determined using significant observable inputs.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

(c)  Amount less than one dollar.

For the year ended October 31, 2017, the Fund had an average market value of $(10,493) in options written. The Fund had securities pledged in the amount of $1,297,217 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Germany	$—	$146	$—	$146
Other Common Stocks(a)	5,047	—	—	5,047
Total Common Stocks	5,047	146	—	5,193
U.S. Treasury Obligations	—	1,008	—	1,008
U.S. Government Agency Security	—	135	—	135
Mortgage-Backed Securities(a)	—	1,535	—	1,535
Corporate Bonds(a)	—	1,449	—	1,449
Asset-Backed Securities	—	432	—	432
Foreign Government Security	—	63	—	63
Exchange Traded Funds	526	—	—	526
Investment Companies	—	11,005	—	11,005
Short-Term Investment	—	647	—	647
Total Investments	$5,573	$16,420	$—	$21,993

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended October 31, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, approximately $37,064 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of October 31, 2017, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$64	$—	$—	$64
Liabilities	(56)	—	—	(56)
Forward Contracts(a)
Assets	—	177	—	177
Liabilities	—	(162)	—	(162)
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Other Financial Instruments (cont'd)
(000's omitted)	Level 1		Level 2	Level 3(b)		Total
Swaps
Assets	$—		$2	$—		$2
Liabilities	—		(1)	—		(1)
Options Written
Liabilities	(8)		—	(0	)(c)	(8)
Total	$(0	)(c)	$16	$(0	)(c)	$16

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)		Purchases		Sales		Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Other Financial Instruments:
(000's omitted)
Options Written(d)	$0	$—	$0	(c)	$(0	)(c)	$0	(c)	$(0	)(c)	$—	$—	$(0	)(c)	$(0	)(c)
Total	$0	$—	$0	(c)	$(0	)(c)	$0	(c)	$(0	)(c)	$—	$—	$(0	)(c)	$(0	)(c)

(c)  Amount less than one thousand.

(d)  As of the year ended October 31, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund
October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 88.6%
	U.S. Treasury Notes
$1,000	1.25%, due 12/15/18	$997
1,000	1.00%, due 3/15/19	993
2,000	0.88%, due 6/15/19—9/15/19	1,976
2,500	1.38%, due 12/15/19—9/15/20	2,480	(a)
2,000	1.63%, due 3/15/20—6/30/20	1,997	(a)
950	1.50%, due 6/15/20	945
Total U.S. Treasury Obligations (Cost $9,416)		9,388
NUMBER OF SHARES
Short-Term Investment 29.4%
Investment Company 29.4%
3,118,614	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96%	3,119	(b)(c)
	(Cost $3,119)
Total Options Purchased 0.0%(d)(e) (Cost $6)	2
	Total Investments 118.0% (Cost $12,541)	12,509
	Liabilities Less Other Assets (18.0)%	(1,905	)(f)
	Net Assets 100.0%	$10,604

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $3,119,000.

(c)  Represents 7-day effective yield as of October 31, 2017.

(d)  Represents less than 0.05% of net assets.

(e)  See "Purchased option contracts" under Derivative Instruments.

(f)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (cont'd)

Derivative Instruments

Purchased option contracts ("options purchased")

At October 31, 2017, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
Russell 2000 Index	1	$150,277	$1,650	11/3/2017	$0	(a)(b)
Russell 2000 Index	2	300,555	1,660	11/3/2017	0	(a)(b)
Russell 2000 Index	1	150,277	1,645	11/10/2017	0	(a)(b)
Russell 2000 Index	1	150,277	1,650	11/10/2017	10
Russell 2000 Index	1	150,277	1,660	11/10/2017	0	(a)(b)
Russell 2000 Index	2	300,555	1,660	11/17/2017	0	(a)(b)
Russell 2000 Index	1	150,277	1,645	11/24/2017	30	(a)(b)
S&P 500 Index	10	2,575,260	2,800	11/3/2017	0	(a)(b)
S&P 500 Index	7	1,802,682	2,800	11/10/2017	0	(a)(b)
S&P 500 Index	4	1,030,104	2,825	11/10/2017	0	(a)(b)
S&P 500 Index	5	1,287,630	2,820	11/17/2017	0	(a)(b)
S&P 500 Index	4	1,030,104	2,800	11/17/2017	0	(a)(b)
S&P 500 Index	6	1,545,156	2,825	11/24/2017	60	(a)(b)
Total Calls (cost: $630)					$100
Puts
Index
Russell 2000 Index	2	$300,555	$1,355	11/3/2017	$10
Russell 2000 Index	1	150,277	1,360	11/3/2017	5
Russell 2000 Index	1	150,277	1,355	11/10/2017	55
Russell 2000 Index	1	150,277	1,360	11/10/2017	63
Russell 2000 Index	1	150,277	1,345	11/10/2017	50
Russell 2000 Index	2	300,555	1,360	11/17/2017	230
Russell 2000 Index	1	150,277	1,345	11/24/2017	147
S&P 500 Index	3	772,578	2,290	11/3/2017	22
S&P 500 Index	1	257,526	2,295	11/3/2017	8
S&P 500 Index	2	515,052	2,300	11/3/2017	15
S&P 500 Index	4	1,030,104	2,315	11/3/2017	30
S&P 500 Index	5	1,287,630	2,300	11/10/2017	125
S&P 500 Index	5	1,287,630	2,315	11/10/2017	138
S&P 500 Index	8	2,060,208	2,315	11/17/2017	560
S&P 500 Index	6	1,545,156	2,315	11/24/2017	660
Total Puts (cost: $5,488)					$2,118
Total Options Purchased (cost: $6,118)					$2,218

(a)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board").

(b)  Value determined using significant unobservable inputs.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (cont'd)

Written option contracts ("options written")

At October 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
Russell 2000 Index	2	$(300,555)	$1,525	11/3/2017	$(285)
Russell 2000 Index	1	(150,277)	1,540	11/3/2017	(55)
Russell 2000 Index	1	(150,277)	1,510	11/10/2017	(990)
Russell 2000 Index	2	(300,555)	1,535	11/10/2017	(520)
Russell 2000 Index	2	(300,555)	1,540	11/17/2017	(700)
Russell 2000 Index	1	(150,277)	1,525	11/24/2017	(955)
S&P 500 Index	5	(1,287,630)	2,595	11/3/2017	(425)
S&P 500 Index	5	(1,287,630)	2,600	11/3/2017	(225)
S&P 500 Index	4	(1,030,104)	2,600	11/10/2017	(830)
S&P 500 Index	5	(1,287,630)	2,605	11/10/2017	(700)
S&P 500 Index	2	(515,052)	2,615	11/10/2017	(130)
S&P 500 Index	5	(1,287,630)	2,610	11/17/2017	(1,125)
S&P 500 Index	4	(1,030,104)	2,625	11/17/2017	(420)
S&P 500 Index	6	(1,545,156)	2,625	11/24/2017	(900)
Total Calls (premiums received: $14,847)					$(8,260)
Puts
Index
Russell 2000 Index	2	$(300,555)	$1,480	11/3/2017	$(455)
Russell 2000 Index	1	(150,277)	1,495	11/3/2017	(545)
Russell 2000 Index	1	(150,277)	1,475	11/10/2017	(560)
Russell 2000 Index	1	(150,277)	1,490	11/10/2017	(905)
Russell 2000 Index	1	(150,277)	1,480	11/10/2017	(655)
Russell 2000 Index	2	(300,555)	1,480	11/17/2017	(1,950)
Russell 2000 Index	1	(150,277)	1,465	11/24/2017	(870)
S&P 500 Index	2	(515,052)	2,515	11/3/2017	(120)
S&P 500 Index	1	(257,526)	2,500	11/3/2017	(45)
S&P 500 Index	4	(1,030,104)	2,550	11/3/2017	(750)
S&P 500 Index	3	(772,578)	2,495	11/3/2017	(120)
S&P 500 Index	3	(772,578)	2,550	11/10/2017	(1,755)
S&P 500 Index	5	(1,287,630)	2,505	11/10/2017	(1,113)
S&P 500 Index	2	(515,052)	2,535	11/10/2017	(820)
S&P 500 Index	3	(772,578)	2,525	11/17/2017	(1,905)
S&P 500 Index	5	(1,287,630)	2,535	11/17/2017	(3,750)
S&P 500 Index	6	(1,545,156)	2,520	11/24/2017	(4,650)
Total Puts (premiums received: $35,697)					$(20,968)
Total Options Written (premiums received: $50,544)					$(29,228)

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (cont'd)

For the period ended October 31, 2017, the Fund had an average market value of $1,384 in options purchased and $(21,107) in options written, respectively. The Fund had securities pledged in the amount of $1,494,258 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)		Total
Investments:
U.S. Treasury Obligations	$—	$9,388	$—		$9,388
Options Purchased(a)	2	—	0	(c)	2
Short-Term Investment	—	3,119	—		3,119
Total Investments	$2	$12,507	$0	(c)	$12,509

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 4/12/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
(000's omitted)
Options Purchased(d)
Call Options Index	$—	$—	$—	$(1)	$1	$—	$—	$—	$0	(c)	$(1)
Total	$—	$—	$—	$(1)	$1	$—	$—	$—	$0	(c)	$(1)

(c)  Amount less than one thousand.

(d)  As of the period ended October 31, 2017, these investments were valued based on using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

As of the period ended October 31, 2017, no securities were transferred from one level (as of April 12, 2017 (Commencement of Operations)) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(29)	$—	$—	$(29)
Total	$(29)	$—	$—	$(29)

See Notes to Financial Statements

Schedule of Investments Long Short Fund October 31, 2017

	Number of Shares	Value (000's omitted)
Long Positions 98.8%
Common Stocks 74.7%
Aerospace & Defense 2.8%
General Dynamics Corp.	184,000	$37,348
Raytheon Co.	183,900	33,139
Wesco Aircraft Holdings, Inc.	1,910,826	17,293	*(a)
		87,780
Air Freight & Logistics 0.3%
Expeditors International of Washington, Inc.	170,000	9,925
Airlines 1.3%
Delta Air Lines, Inc.	796,000	39,824
Banks 3.3%
JPMorgan Chase & Co.	693,300	69,753
U.S. Bancorp	615,800	33,487
		103,240
Beverages 0.7%
PepsiCo, Inc.	198,000	21,826
Biotechnology 1.7%
Celgene Corp.	177,100	17,882	*
Gilead Sciences, Inc.	452,600	33,927
		51,809
Capital Markets 4.5%
BlackRock, Inc.	68,787	32,387
Brookfield Asset Management, Inc. Class A	1,052,898	44,158
CME Group, Inc.	280,100	38,421
Goldman Sachs Group, Inc.	95,400	23,133
		138,099
Chemicals 2.2%
Ashland Global Holdings, Inc.	383,000	26,036
PPG Industries, Inc.	195,900	22,771
Valvoline, Inc.	785,000	18,856
		67,663
Construction & Engineering 0.7%
Valmont Industries, Inc.	127,500	20,260
	Number of Shares	Value (000's omitted)
Consumer Finance 0.6%
Synchrony Financial	597,228	$19,482
Diversified Financial Services 1.3%
CF Corp.	927,700	10,938	*
CF Corp. Class A	2,789,918	30,410	*
		41,348
Electric Utilities 2.5%
Brookfield Infrastructure Partners LP	1,373,796	58,208
NextEra Energy, Inc.	128,500	19,926
		78,134
Electronic Equipment, Instruments & Components 2.4%
Amphenol Corp. Class A	317,200	27,596
CDW Corp.	668,900	46,823
		74,419
Energy Equipment & Services 1.0%
Schlumberger Ltd.	474,300	30,355
Equity Real Estate Investment Trusts 1.0%
SBA Communications Corp.	95,900	15,073	*
Weyerhaeuser Co.	418,400	15,025
		30,098
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	152,800	24,613
CVS Health Corp.	409,700	28,077
Sprouts Farmers Market, Inc.	880,000	16,271	*
		68,961
Food Products 2.9%
Conagra Brands, Inc.	1,700,000	58,072
Hain Celestial Group, Inc.	569,300	20,506	*
Pinnacle Foods, Inc.	203,744	11,088
		89,666
	Number of Shares	Value (000's omitted)
Health Care Equipment & Supplies 2.3%
DENTSPLY SIRONA, Inc.	1,170,000	$71,452	(a)
Health Care Providers & Services 3.3%
DaVita, Inc.	1,095,900	66,565	*(a)
UnitedHealth Group, Inc.	169,000	35,527	(a)
		102,092
Hotels, Restaurants & Leisure 2.4%
Marriott International, Inc. Class A	156,400	18,687
McDonald's Corp.	183,000	30,544
Starbucks Corp.	321,000	17,604
Wyndham Worldwide Corp.	55,400	5,919
		72,754
Household Durables 0.3%
Lennar Corp. Class A	160,100	8,913
Independent Power and Renewable Electricity Producers 1.1%
Calpine Corp.	621,600	9,287	*
NRG Energy, Inc.	1,005,000	25,125
		34,412
Internet & Direct Marketing Retail 1.9%
Amazon.com, Inc.	25,200	27,853	*
Expedia, Inc.	115,697	14,423
Priceline Group, Inc.	8,200	15,678	*
		57,954
Internet Software & Services 4.5%
Alphabet, Inc. Class A	54,100	55,888	*
Alphabet, Inc. Class C	10,353	10,525	*
eBay, Inc.	838,500	31,561	*
Facebook, Inc. Class A	228,000	41,054	*
		139,028
IT Services 3.7%
PayPal Holdings, Inc.	321,100	23,299	*(a)
Visa, Inc. Class A	531,000	58,399
WEX, Inc.	269,900	33,357	*(a)
		115,055

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Number of Shares	Value (000's omitted)
Machinery 0.9%
Allison Transmission Holdings, Inc.	651,003	$27,661
Mortgage Real Estate Investment Trust 0.5%
Starwood Property Trust, Inc.	777,400	16,722
Multi-Utilities 0.5%
WEC Energy Group, Inc.	220,000	14,826
Oil, Gas & Consumable Fuels 3.8%
Cabot Oil & Gas Corp.	1,092,901	30,273	(a)
Cheniere Energy, Inc.	392,700	18,355	*
Enbridge, Inc.	1,768,300	68,009
		116,637
Pharmaceuticals 0.6%
Bristol-Myers Squibb Co.	275,100	16,963
Professional Services 3.5%
Advisory Board Co.	265,000	14,290	*(a)
IHS Markit Ltd.	1,510,000	64,341	*(a)
Verisk Analytics, Inc.	342,868	29,161	*(a)
		107,792
Real Estate Management & Development 0.2%
Five Point Holdings LLC Class A	528,900	6,796	*
Road & Rail 0.9%
Norfolk Southern Corp.	212,800	27,966	(a)
Semiconductors & Semiconductor Equipment 1.4%
Analog Devices, Inc.	35,600	3,250
ASML Holding NV	150,000	27,113
NXP Semiconductors NV	100,000	11,705	*
		42,068
Software 0.6%
Microsoft Corp.	229,600	19,098
Specialty Retail 4.3%
Asbury Automotive Group, Inc.	155,000	9,517	*
	Number of Shares	Value (000's omitted)
Home Depot, Inc.	404,000	$66,975
National Vision Holdings, Inc.	607,200	17,488	*
Party City Holdco, Inc.	1,585,115	17,674	*
Tractor Supply Co.	366,100	22,061
		133,715
Technology Hardware, Storage & Peripherals 1.8%
Apple, Inc.	227,800	38,507
Western Digital Corp.	188,400	16,819
		55,326
Textiles, Apparel & Luxury Goods 2.3%
lululemon Athletica, Inc.	207,500	12,764	*
PVH Corp.	457,553	58,022	(a)
		70,786
Tobacco 0.4%
Philip Morris International, Inc.	118,000	12,347
Trading Companies & Distributors 1.4%
HD Supply Holdings, Inc.	1,208,800	42,779	*
Water Utilities 0.7%
American Water Works Co., Inc.	257,000	22,554
Total Common Stocks (Cost $1,832,997)		2,308,585
Preferred Stock 0.4%
Health Care 0.4%
Moderna Therapeutics Ser. F (Cost $11,550)	1,315,490	11,550	*(b)(i)
	Principal Amount (000's omitted)
Corporate Bonds 5.6%
Commercial Services 0.7%
APX Group, Inc., 8.75%, due 12/1/20	$10,152	10,406
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	9,990	11,071	(c)
		21,477
	Principal Amount (000's omitted)	Value (000's omitted)
Healthcare-Services 0.7%
DaVita, Inc., 5.75%, due 8/15/22	$8,740	$9,013
HCA, Inc., 5.88%, due 3/15/22	10,285	11,262
		20,275
Household Products—Wares 0.2%
Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	5,293	5,100	(c)
Oil & Gas 0.4%
Endeavor Energy Resources LP/EER Finance, Inc., 8.13%, due 9/15/23	12,295	13,217	(c)
Pipelines 0.6%
NGPL PipeCo LLC
4.38%, due 8/15/22	945	972	(c)
7.77%, due 12/15/37	10,284	12,829	(c)
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., 6.50%, due 4/1/19	5,262	5,348
		19,149
Retail 2.7%
Argos Merger Sub, Inc., 7.13%, due 3/15/23	18,185	13,866	(c)
PetSmart, Inc.
5.88%, due 6/1/25	18,210	15,843	(c)
8.88%, due 6/1/25	47,159	37,138	(c)
Rite Aid Corp.
9.25%, due 3/15/20	8,592	8,742
6.75%, due 6/15/21	7,625	7,577
		83,166

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Semiconductors 0.3%
MagnaChip Semiconductor Corp., 6.63%, due 7/15/21	$10,902	$10,520
Total Corporate Bonds (Cost $181,711)		172,904
Convertible Bonds 0.4%
Health Care Equipment & Supplies 0.3%
DexCom, Inc., 0.75%, due 5/15/22	10,060	8,897	(c)
Semiconductors 0.1%
MagnaChip Semiconductor SA, 5.00%, due 3/1/21	3,090	4,337	(c)
Total Convertible Bonds (Cost $12,415)		13,234
	Number of Shares
Total Options Purchased(f)0.1% (Cost $4,372)		3,992
Short-Term Investment 17.6%
Investment Company 17.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $544,666)	544,665,777	544,666	(d)(e)
Total Long Positions (98.8%) (Cost $2,587,711)		3,054,931
Short Positions ((16.6)%)(g)
Common Stocks Sold Short (12.6)%
Auto Components (0.2)%
BorgWarner, Inc.	(108,000)	(5,694)
Automobiles (0.1)%
Harley- Davidson, Inc.	(76,756)	(3,634)
Banks (0.5)%
CIT Group, Inc.	(338,409)	(15,777)
	Number of Shares	Value (000's omitted)
Capital Markets (0.4)%
Federated Investors, Inc. Class B	(396,300)	$(12,313)
Commercial Services & Supplies (0.4)%
Ritchie Bros Auctioneers, Inc.	(436,000)	(12,221)
Consumer Finance (0.4)%
Discover Financial Services	(163,500)	(10,878)
Distributors (0.1)%
Pool Corp.	(14,000)	(1,691)
Diversified Consumer Services (0.2)%
H&R Block, Inc.	(296,900)	(7,345)
Diversified Telecommunication Services (0.2)%
AT&T, Inc.	(219,000)	(7,369)
Electric Utilities (0.5)%
PG&E Corp.	(39,203)	(2,265)
Southern Co.	(239,500)	(12,502)
		(14,767)
Energy Equipment & Services (0.4)%
Core Laboratories NV	(127,000)	(12,687)
Equity Real Estate Investment Trust (0.4)%
Lamar Advertising Co. Class A	(170,000)	(11,975)
Food & Staples Retailing (0.4)%
Kroger Co.	(339,800)	(7,034)
United Natural Foods, Inc.	(162,000)	(6,280)*
		(13,314)
Food Products (0.4)%
General Mills, Inc.	(122,000)	(6,334)
Kellogg Co.	(105,000)	(6,566)
		(12,900)
Health Care Equipment & Supplies (1.1)%
Align Technology, Inc.	(23,000)	(5,496)*
Becton Dickinson and Co.	(78,500)	(16,381)
Straumann Holding AG	(16,900)	(11,799)
		(33,676)
	Number of Shares	Value (000's omitted)
Health Care Providers & Services (0.2)%
HCA Healthcare, Inc.	(71,700)	$(5,424)*
Hotels, Restaurants & Leisure (0.3)%
Chipotle Mexican Grill, Inc.	(19,553)	(5,316)*
DineEquity, Inc.	(93,000)	(4,428)
		(9,744)
Household Durables (0.5)%
Newell Brands, Inc.	(99,000)	(4,037)
Tempur Sealy International, Inc.	(189,600)	(12,394)*
		(16,431)
Insurance (0.3)%
Fidelity & Guaranty Life	(338,605)	(10,531)
IT Services (1.4)%
Automatic Data Processing, Inc.	(80,200)	(9,324)
CGI Group, Inc. Class A	(183,597)	(9,756)*
Paychex, Inc.	(123,700)	(7,891)
Western Union Co.	(826,323)	(16,411)
		(43,382)
Life Sciences Tools & Services (0.4)%
Agilent Technologies, Inc.	(96,000)	(6,531)
Thermo Fisher Scientific, Inc.	(30,600)	(5,931)
		(12,462)
Media (0.3)%
CBS Corp. Class B	(125,000)	(7,015)
Discovery Communications, Inc. Class A	(50,000)	(944)*
New Media Investment Group, Inc.	(144,200)	(2,303)
		(10,262)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Number of Shares	Value (000's omitted)
Multi-Utilities (0.6)%
Consolidated Edison, Inc.	(150,000)	$(12,907)
SCANA Corp.	(115,000)	(4,961)
		(17,868)
Multiline Retail (0.7)%
Dollar General Corp.	(165,000)	(13,339)
Ollie's Bargain Outlet Holdings, Inc.	(160,000)	(7,144)*
		(20,483)
Oil, Gas & Consumable Fuel (0.3)%
BP Midstream Partners LP	(500,000)	(9,000)*
Paper & Forest Products (0.1)%
Louisiana-Pacific Corp.	(161,332)	(4,385)*
Road & Rail (0.3)%
CSX Corp.	(150,000)	(7,564)
Semiconductors & Semiconductor Equipment (0.4)%
NVIDIA Corp.	(59,900)	(12,388)
Specialty Retail (0.1)%
Sonic Automotive, Inc. Class A	(222,760)	(4,422)
Technology Hardware, Storage & Peripherals (0.3)%
Seagate Technology PLC	(218,000)	(8,059)
Textiles, Apparel & Luxury Goods (0.7)%
Ralph Lauren Corp.	(180,000)	(16,097)
VF Corp.	(78,484)	(5,467)
		(21,564)
Total Common Stocks Sold Short (Proceeds $(374,728))		(390,210)
	Principal Amount (000's omitted)
Corporate Bonds Sold Short (1.6)%
Diversified Financial Services (0.3)%
Air Lease Corp., 3.00%, due 9/15/23	$(9,000)	(9,087)
	Principal Amount (000's omitted)	Value (000's omitted)
Entertainment (0.1)%
AMC Entertainment Holdings, Inc., 5.75%, due 6/15/25	$(4,000)	$(3,930)
		(3,930)
Lodging (0.1)%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	(4,000)	(4,220	)(c)
Media (0.4)%
CBS Radio, Inc., 7.25%, due 11/1/24	(7,000)	(7,393	)(c)
Gray Television, Inc., 5.13%, due 10/15/24	(4,000)	(4,009	)(c)
		(11,402)
Oil & Gas (0.1)%
Apache Corp., 4.25%, due 1/15/44	(4,000)	(3,844)
Packaging & Containers (0.2)%
Reynolds Group Issuer, Inc., 7.00%, due 7/15/24	(4,000)	(4,285	)(c)
Retail (0.4)%
Arch Merger Sub, Inc., 8.50%, due 9/15/25	(14,000)	(12,425	)(c)
Total Corporate Bonds Sold Short (Proceeds $(49,753))		(49,193)
	Number of Shares
Exchange Traded Funds Sold Short (2.1)%
Consumer	(373,000)	(34,312)
Discretionary Select Sector SPDR Fund
	Number of Shares	Value (000's omitted)
iShares Core S&P Small- Cap ETF	(154,000)	$(11,529)
SPDR S&P Retail ETF	(34,500)	(1,362)
Vanguard REIT ETF	(231,600)	(19,038)
Total Exchange Traded Funds Sold Short (Proceeds $(52,106))		(66,241)
Master Limited Partnership Sold Short (0.3)%
Tallgrass Energy Partners LP (Proceeds $(9,083))	(192,800)	(8,414)
Total Short Positions (Proceeds $(485,670))		(514,058)
Total Investments 82.2% (Cost $2,102,041)		2,540,873
Other Assets Less Liabilities 17.8%		550,437 (h)
Net Assets 100.0%		$3,091,310

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for futures and/or options written.

(b)  Value determined using significant unobservable inputs.

(c)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $123,270,000 of long positions and $(32,332,000) of short positions, which represents 4.0% and (1.0)%, respectively, of net assets of the Fund. Securities denoted with a (c) but without a (i) have been deemed by the investment manager to be liquid.

(d)  All or a portion of this security is segregated in connection with obligations for securities sold short, options written, swaps and/or futures with a total value of approximately $544,666,000.

(e)  Represents 7-day effective yield as of October 31, 2017.

(f)  See "Purchased option contracts" under Derivative Instruments.

(g)  At October 31, 2017 the Fund had approximately $521,682,000 deposited, in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(h)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

(i)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At October 31, 2017, this security amounted to approximately $11,550,000, which represents 0.4% of net assets of the Fund.

(000's omitted)	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 10/31/2017	Fair Value Percentage of Net Assets as of 10/31/2017
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	$11,550	0.5%	$11,550	0.4%

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Short Futures

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	131	NASDAQ 100 E-Mini Index	$(16,374,345)	$(662,727)
12/2017	1,562	Russell 2000 Mini Index	(117,360,870)	(6,365,853)
12/2017	2,572	S&P 500 E-Mini Index	(330,849,220)	(11,176,498)
12/2017	244	S&P MidCap 400 E-Mini Index	(44,747,160)	(2,330,273)
12/2017	50	US. Treasury Long Bond	(7,623,438)	175,760
Total Futures			$(516,955,033)	$(20,359,591)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

At October 31, 2017, the Fund had $17,951,687 deposited in a segregated account to cover margin requirements on open futures.

For the year October 31, 2017, the average notional value of futures for the Fund was $(496,334,371) for short positions.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2017, the Fund had outstanding total return basket swaps(a) as follows:

Counterparty	Description	Maturity Date(s)	Value
Goldman Sachs International	The Fund pays the total return, and receives floating rate plus or minus a spread on a portfolio of short positions. The receipts, based on the specified benchmark floating rates*, are denominated in various foreign currencies based on the local currencies of the positions within the swaps.	3/14/2018	$789,885

(a)  The following table represents required component disclosures associated with the total return basket swaps with Goldman Sachs International as of October 31, 2017.

Reference Entity	Shares	Notional Amount(c)	Unrealized Appreciation/ (Depreciation)	Percentage of Net Assets
Short Positions
GSCBNML3(b)
Tallgrass Energy Partners LP	(19,758)	$(1,927,082)	$183,671	0.0%
Summit Midstream Partners LP	(18,431)	(1,797,701)	171,339	0.0%
Enable Midstream Partners LP	(12,082)	(1,178,424)	112,316	0.0%
Andeavor Logistics LP	(11,909)	(1,161,549)	110,707	0.0%
NuStar GP Holdings LLC	(8,759)	(854,321)	81,425	0.0%
MPLX LP	(4,394)	(428,618)	40,852	0.0%
	(75,333)	(7,347,695)	700,310	0.0%
Accrued Net Interest Receivable/(Payable)			(1,667)
Value			698,643
GSCBNML3(b)
Tallgrass Energy Partners LP	(2,718)	(263,846)	24,018	0.0%
Summit Midstream Partners LP	(2,535)	(246,132)	22,405	0.0%
Enable Midstream Partners LP	(1,662)	(161,344)	14,687	0.0%
Andeavor Logistics LP	(1,638)	(159,033)	14,477	0.0%
NuStar GP Holdings LLC	(1,205)	(116,969)	10,648	0.0%
MPLX LP	(605)	(58,684)	5,342	0.0%
	(10,363)	(1,006,008)	91,577	0.0%
Accrued Net Interest Receivable/(Payable)			(335)
Value			91,242
Total Return Basket Swaps, at Value			$789,885	0.0%

(b)  The Fund receives monthly 1 month LIBOR (USD) minus 1.70%; The Fund pays the return on investment upon termination.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

(c)  Notional Amount represents the value (including any fees or commissions) of the positions when they were established. At October 31, 2017, the absolute notional value for total return basket swaps was $7,561,816 for Goldman Sachs International.

*Benchmark Floating Rates	Value at Period End
1-Month LIBOR (USD) - London Interbank Offered Rate	1.24%

Total return swap contracts ("total return swaps")

At October 31, 2017, the Fund had outstanding over-the-counter ("OTC") total return swaps as follows:

Short Total Return Swaps

Counterparty	Reference Entity	Notional Amount(a)	Maturity Date	Variable-Rate(k)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank N.A.	Consumer Staples S&P US Select Sector Index	$(13,271,835)	11/15/2017	0.96	%(b)	$359,767	$8,800	$368,567
Goldman Sachs International	Prospect Capital Corp.	(1,925,082)	4/1/2019	(0.86	)%(c)	191,061	(3,369)	187,692
Citibank N.A.	Prospect Capital Corp.	(1,891,703)	3/28/2019	(0.76	)%(d)	195,933	(2,943)	192,990
Citibank N.A.	Prospect Capital Corp.	(1,879,245)	3/28/2019	(0.76	)%(d)	183,656	—	183,656
Citibank N.A.	Prospect Capital Corp.	(1,887,879)	3/28/2019	(0.76	)%(d)	192,289	(3,042)	189,247
Goldman Sachs International	Russell Mid-Cap Index	(71,130,597)	1/31/2019	0.69	%(e)	(2,456,828)	45,943	(2,410,885	)(j)
Citibank N.A.	SPDR S&P 500 Growth Index	(7,555,442)	11/15/2017	1.06	%(f)	(90,177)	13,029	(77,148	)(j)
Citibank N.A.	SPDR S&P 500 Growth Index	(4,421,009)	11/15/2017	0.97	%(b)	(52,767)	5,226	(47,541)
Citibank N.A.	SPDR S&P 500 Growth Index	(59,772,916)	11/15/2017	1.01	%(b)	(713,416)	21,136	(692,280)
Citibank N.A.	SPDR S&P 500 Growth Index	(30,050,469)	11/15/2017	1.00	%(b)	(358,666)	10,375	(348,291)
Citibank N.A.	SPDR S&P Retail ETF	(16,090,650)	1/24/2018	0.54	%(g)	97,200	2,247	99,447
Citibank N.A.	United Natural Foods, Inc.	(2,436,571)	11/22/2019	0.89	%(h)	(178,039)	900	(177,139)
Citibank N.A.	Utilities Select Sector SPDR Fund	(23,795,200)	9/19/2017	1.24	%(i)	(457,600)	8,995	(448,605)
Total						$(3,087,587)	$107,297	$(2,980,290)

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they were established.

(b)  Fund receives 3-month LIBOR minus 0.35%. Payment frequency-quarterly. Fund pays return on reference entity. Payment frequency-quarterly.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

(c)  Fund receives 1-month LIBOR minus 2.10%. Payment frequency-monthly. Fund pays return on reference entity. Payment frequency-upon termination.

(d)  Fund receives 1-month LIBOR minus 2.00%. Payment frequency-monthly. Fund pays return on reference entity. Payment frequency-upon termination.

(e)  Fund receives 1-month LIBOR minus 0.55%. Payment frequency-monthly. Fund pays return on reference entity. Payment frequency-upon termination.

(f)  Fund receives 3-month LIBOR minus 0.25%. Payment frequency-quarterly. Fund pays return on reference entity. Payment frequency-quarterly.

(g)  Fund receives 1-month LIBOR minus 0.70%. Payment frequency-monthly. Fund pays return on reference entity. Payment frequency-monthly.

(h)  Fund receives 1-month LIBOR minus 0.35%. Payment frequency-monthly. Fund pays return on reference entity. Payment frequency-upon termination.

(i)  Fund receives 1-month LIBOR. Payment frequency-monthly. Fund pays return on reference entity. Payment frequency-upon termination.

(j)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board.

(k)  Effective rate at October 31, 2017.

At October 31, 2017, the Fund had cash collateral of $6,970,000 and $1,330,000 deposited in segregated accounts for Citibank, N.A and Goldman Sachs International, respectively, to cover collateral requirements on OTC derivatives.

For the year ended October 31, 2017, the average notional value of total return basket swaps and total return swaps for the Fund was $(148,078,442) for short positions.

Purchased option contracts ("options purchased")

At October 31, 2017, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Food & Staples Retailing
Sprouts Farmers Market, Inc.	6,470	$11,963,030	$20	11/17/2017	$372,025
Sprouts Farmers Market, Inc.	6,600	12,203,400	25	12/15/2017	99,000
					471,025
Food Products
Conagra Brands, Inc.	1,477	5,045,432	37	12/15/2017	25,848
Hain Celestial Group, Inc.	2,770	9,977,540	48	2/16/2018	83,100
					108,948
Index
S&P 500 Index	260	66,956,760	2,550	12/29/2017	1,315,600
S&P 500 Index	573	147,562,398	2,600	12/29/2017	1,123,080
					2,438,680

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Oil, Gas & Consumable Fuels
Enbridge, Inc.	2,460	$9,461,160	$40	4/20/2018	$258,300
Trading Companies & Distributors
HD Supply Holdings, Inc.	1,960	6,936,440	32.5	12/15/2017	705,600
Total Calls (cost: $4,057,321)					$3,982,553
Puts
Household Durables
Tempur Sealy International, Inc.	730	$4,772,010	$40	1/19/2018	$9,125
Total Puts (cost: $315,027)					$9,125
Total Options Purchased (cost: $4,372,348)					$3,991,678

Written option contracts ("options written")

At October 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Construction & Engineering
Valmont Industries, Inc.	350	$(5,561,500)	$165	12/15/2017	$(54,250)
Hotels, Restaurants & Leisure
Marriott International, Inc.	372	(4,444,656)	115	11/17/2017	(228,780)
Household Durables
Tempur Sealy International, Inc.	730	(4,772,010)	55	1/19/2018	(861,400)
Machinery
Allison Transmission Holdings, Inc.	1,392	(5,914,608)	40	11/17/2017	(375,840)
Road & Rail
Norfolk Southern Corp.	600	(7,885,200)	125	12/15/2017	(477,000)
Textiles, Apparel & Luxury Goods
lululemon Athletica, Inc.	740	(4,551,740)	75	12/15/2017	(28,120)
PVH Corp.	600	(7,608,600)	140	12/15/2017	(55,500)
					(83,620)
Total Calls (premiums received: $1,181,335)					$(2,080,890)
Puts
Capital Markets
Goldman Sachs Group, Inc.	138	$(3,346,224)	$200	1/19/2018	$(11,799)
Construction & Engineering
Valmont Industries, Inc.	415	(6,594,350)	140	12/15/2017	(16,600)
Food & Staples Retailing
Costco Wholesale Corp.	390	(6,282,120)	150	11/17/2017	(9,750)
Sprouts Farmers Market, Inc.	9,240	(17,084,760)	17.5	3/16/2018	(1,455,300)
					(1,465,050)
Food Products
Conagra Brands, Inc.	1,850	(6,319,600)	30	12/15/2017	(18,500)
Hain Celestial Group, Inc.	4,620	(16,641,240)	38	2/16/2018	(1,755,600)
					(1,774,100)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Health Care Equipment & Supplies
DexCom, Inc.	2,000	$(8,994,000)	$40	12/15/2017	$(180,000)
Independent Power and Renewable Electricity Producers
Calpine Corp.	5,540	(8,276,760)	13	12/15/2017	(27,700)
NRG Energy, Inc.	3,700	(9,250,000)	21	1/19/2018	(222,000)
					(249,700)
IT Services
PayPal Holdings, Inc.	1,820	(13,205,920)	50	1/15/2018	(93,730)
Visa, Inc.	743	(8,171,514)	97.5	12/15/2017	(15,975)
Wex, Inc.	558	(6,896,322)	110	2/16/2018	(124,155)
					(233,860)
Oil, Gas & Consumable Fuels
Cheniere Energy, Inc.	650	(3,038,100)	45	1/18/2018	(331,500)
Cheniere Energy, Inc.	2,310	(10,796,940)	42.5	3/16/2018	(362,670)
Enbridge Energy Partners L.P.	4,620	(6,966,960)	15	1/19/2018	(346,500)
Enbridge Energy Partners L.P.	2,460	(3,709,680)	35	4/20/2018	(221,400)
					(1,262,070)
Professional Services
Equifax, Inc.	560	(6,077,680)	105	1/19/2018	(243,600)
Specialty Retail
Party City Holdco, Inc.	4,640	(5,173,600)	12.5	1/19/2018	(823,600)
Total Puts (premiums received: $6,920,004)					$(6,260,379)
Total Options Written (premiums received: $8,101,339)					$(8,341,269)

For the year ended October 31, 2017, the Fund had an average market value of $3,775,248 in options purchased and $(5,156,558) in options written, respectively. The Fund had securities pledged in the amount of $60,402,185 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$2,308,585	$—	$—	$2,308,585
Preferred Stock(a)	—	—	11,550	11,550
Corporate Bonds(a)	—	172,904	—	172,904
Convertible Bonds(a)	—	13,234	—	13,234
Options Purchased(a)	3,992	—	—	3,992
Short-Term Investment	—	544,666	—	544,666
Total Long Positions	$2,312,577	$730,804	$11,550	$3,054,931

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
(000's omitted)
Preferred Stock
Health Care	$11,550	$—	$—	$—	$—	$—	$—	$—	$11,550	$—
Total	$11,550	$—	$—	$—	$—	$—	$—	$—	$11,550	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2017.

Asset class	Fair value at 10/31/2017	Valuation techniques	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(c)
Preferred Stock	$11,550,002	Market Transaction Method	Transaction Price	$8.78	$8.78	Decrease

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Liabilities Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(390,210)	$—	$—	$(390,210)
Corporate Bonds Sold Short(a)	—	(49,193)	—	(49,193)
Exchange Traded Funds Sold Short	(66,241)	—	—	(66,241)
Master Limited Partnership Sold Short(a)	(8,414)	—	—	(8,414)
Total Short Positions	$(464,865)	$(49,193)	$—	$(514,058)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$176	$—	$—	$176
Liabilities	(20,536)	—	—	(20,536)
Swaps
Assets	—	2,012	—	2,012
Liabilities	—	(4,202)	—	(4,202)
Options Written
Liabilities	(8,341)	—	—	(8,341)
Total	$(28,701)	$(2,190)	$—	$(30,891)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Other Financial Instruments:
(000's omitted)
Options Written(c)	$(7)	$—	$394	$(414)	$27	$—	$—	$—	$—	$—
Total	$(7)	$—	$394	$(414)	$27	$—	$—	$—	$—	$—

(c)  At the beginning of the year, the Fund's Level 3 investments were valued based on using methods the Fund's Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at October 31, 2017.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund October 31, 2017

NUMBER OF SHARES		VALUE
		(000's omitted)
Common Stocks 1.1%
Airlines 0.8%
25,000	B2Gold Corp.	$63	*
6,500	Liberty Global PLC LiLAC	143	*
		206
Hotels, Restaurants & Leisure 0.3%
5,000	Caesars Entertainment Corp.	65	*
	Total Common Stocks (Cost $288)	271
PRINCIPAL AMOUNT
(000's omitted)
Loan Assignments(a) 13.9%
All Telecom 3.1%
$800	Intelsat Jackson HLDG, First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (4.07%),	797
	due 6/30/19
Business Equipment & Services 4.7%
	Digicert Holdings
800	First Lien Term Loan B2, 3 month USD LIBOR + 4.75%, due 9/15/24	809	(b)(c)
400	Second Lien Term Loan, 3 month USD LIBOR + 8.00%, due 9/15/25	402	(b)(c)
		1,211
Health Care 0.9%
234	Grifols SA, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.45%), due 1/19/25	235
Nonferrous Metals/Minerals 1.9%
500	Consol Mining, First Lien Term Loan B, 3 month USD LIBOR + 6.00%, (7.00%), due 10/30/22	497
Oil & Gas 2.5%
600	Chesapeake Energy Corp., First Lien Term Loan, 3 month USD LIBOR + 7.50%, (8.81%), due 8/23/21	643
Steel 0.8%
200	Big River Steel, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.33%), due 8/15/23	204	(d)
	Total Loan Assignments (Cost $3,531)	3,587
NUMBER OF SHARES
Preferred Stock 3.1%
Banks 3.1%
30	GMAC Capital Trust I, Ser. 2, 3 month USD LIBOR +5.79%, (7.10%) (Cost $752)	788	(a)

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Convertible Bond 1.0%
Electrical Equipment 1.0%
$250	SolarCity Corp., 2.75%, due 11/1/18 (Cost $249)	$250
Corporate Bonds 84.4%
Auto Manufacturers 0.8%
200	American Honda Finance Corp., 3 month USD LIBOR + 0.31%, (1.63%), due 12/11/17	200	(a)
Banks 11.9%
500	Barclays Bank PLC, 7.63%, due 11/21/22	574
400	Capital One N.A., 3 month USD LIBOR + 0.68%, (1.99%), due 2/5/18	400	(a)
550	HSBC Holdings PLC, 5 year USD ICE Swap + 5.51% (6.88%), due 12/29/49	606	(a)(m)
800	JPMorgan Chase & Co., 3 month USD LIBOR + 3.47%, (7.90%), due 12/29/49	820	(a)
300	Royal Bank of Scotland Group PLC, 5 year USD Swap + 7.60%, (8.63%), due 12/29/49	340	(a)(m)
300	Societe Generale SA, 5 year USD Swap + 6.24%, (7.38%), due 12/29/49	332	(a)(m)
		3,072
Chemicals 2.9%
700	Braskem Finance Ltd., 5.75%, due 4/15/21	757	(f)
Coal 0.8%
200	Consol Mining Corp., 11.00%, due 11/15/25	206	(f)
Commercial Services 0.9%
200	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	222	(f)
Computers 0.8%
200	Dell International LLC/EMC Corp., 5.88%, due 6/15/21	209	(f)
Diversified Financial Services 6.8%
300	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, due 4/1/20	310	(f)
900	Nationstar Mortgage LLC/Nationstar Capital Corp., 9.63%, due 5/1/19	928	(g)
500	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	520	(f)
		1,758
Electric 1.6%
400	Duke Energy Progress LLC, 3 month USD LIBOR + 0.20%, (1.52%), due 11/20/17	400	(a)
Food 2.2%
100	JBS USA LUX SA/JBS USA Finance, Inc., 8.25%, due 2/1/20	101	(f)
500	SUPERVALU, Inc., 6.75%, due 6/1/21	474
		575
Forest Products & Paper 1.7%
398	Suzano Trading Ltd., 5.88%, due 1/23/21	428	(f)
See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Healthcare—Services 3.5%
$600	CHS/Community Health Systems, Inc., 5.13%, due 8/1/21	$582
300	HCA, Inc., 5.25%, due 6/15/26	319
		901
Iron/Steel 4.3%
300	Allegheny Technologies, Inc., 7.88%, due 8/15/23	329
500	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 6.50%, due 5/15/21	522	(f)
250	Steel Dynamics, Inc., 5.13%, due 10/1/21	257
		1,108
Media 15.8%
250	Altice Financing SA, 7.50%, due 5/15/26	275	(f)
700	Altice Luxembourg SA, 7.75%, due 5/15/22	741	(f)
1,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, due 5/1/23	1,043	(f)
419	CSC Holdings LLC, 10.88%, due 10/15/25	513	(f)
684	NBCUniversal Enterprise, Inc., 3 month USD LIBOR + 0.69%, (2.04%), due 4/15/18	686	(a)(f)
200	Numericable-SFR SA, 7.38%, due 5/1/26	215	(f)
350	Sinclair Television Group, Inc., 5.13%, due 2/15/27	333	(f)
250	Univision Communications, Inc., 5.13%, due 2/15/25	248	(f)
		4,054
Mining 4.6%
200	First Quantum Minerals Ltd., 7.00%, due 2/15/21	208	(f)
	Hudbay Minerals, Inc.
290	7.25%, due 1/15/23	312	(f)
310	7.63%, due 1/15/25	342	(f)
300	Lundin Mining Corp., 7.50%, due 11/1/20	312	(f)
		1,174
Oil & Gas 8.2%
500	Chevron Corp., 3 month USD LIBOR + 0.36%, (1.67%), due 11/9/17	500	(a)
400	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, due 6/15/25	414	(f)
450	Petrobras Global Finance BV, 6.13%, due 1/17/22	486
250	Seadrill Ltd., 6.13%, due 9/15/17	43	(f)(h)
600	YPF SA, 8.50%, due 3/23/21	679	(f)
		2,122
Pipelines 1.0%
250	DCP Midstream Operating L.P., 2.50%, due 12/1/17	250
Semiconductors 0.8%
200	NXP BV/NXP Funding LLC, 4.63%, due 6/1/23	215	(f)
Software 2.6%
400	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	411	(f)(i)
250	Rackspace Hosting, Inc., 8.63%, due 11/15/24	263	(f)
		674

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Telecommunications 13.2%
$500	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/27	$522	(f)
250	Frontier Communications Corp., 11.00%, due 9/15/25	211
	Intelsat Jackson Holdings SA
200	5.50%, due 8/1/23	170
100	9.75%, due 7/15/25	101	(f)
700	Sprint Capital Corp., 8.75%, due 3/15/32	849	(g)
300	Telesat Canada/Telesat LLC, 8.88%, due 11/15/24	336	(f)
	Wind Acquisition Finance SA
575	4.75%, due 7/15/20	582	(f)
600	7.38%, due 4/23/21	623	(f)
		3,394
	Total Corporate Bonds (Cost $21,711)	21,719
Foreign Government Security 0.6%
220	Argentine Republic Government International Bond, 2.50%, due 12/31/38 (Cost $160)	158	(h)
NUMBER OF SHARES
Short-Term Investment 0.0%(j)
Investment Company 0.0%(j)
1,971	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $2)	2	(g)(k)
	Total Investments 104.1% (Cost $26,693)	26,775
	Liabilities Less Other Assets (4.1)%	(1,060	)(I)
	Net Assets 100.0%	$25,715

*  Non-income producing security.

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR (USD) - London Interbank Offered Rate

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  All or a portion of this security has not settled as of October 31, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)  Value determined using significant unobservable inputs.

(e)  Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $13,024,000, which represents 50.6% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

(g)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities, forward foreign currency contracts, futures and/or swaps with a total value of approximately $1,777,000.

(h)  Defaulted security.

(i)  Payment-in-kind (PIK) security.

(j)  Represents less than 0.05% of net assets.

(k)  Represents 7-day effective yield as of October 31, 2017.

(l)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

(m)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2017. The maturity date reflects the next call date.

Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2017. For the year ended October 31, 2017, the average borrowings under settled reverse repurchase agreements and the average interest rate were approximately $1,012,148 and 1.69%, respectively.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	1	E-Mini Russell 2000 Index	$75,135	$3,943
12/2017	3	MSCI World Index	168,630	3,564
12/2017	11	Stoxx 600 Banks Index	119,292	1,964
Total Long Positions			$363,057	$9,471

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	7	Euro-Bund	$(1,327,055)	$(15,228)
12/2017	10	U.S. Treasury Note, 10 Year	(1,249,375)	(5,177)
Total Short Positions			$(2,576,430)	$(20,405)
Total Futures				$(10,934)

At October 31, 2017, the Fund had $53,859 deposited in a segregated account to cover margin requirements on open futures. For the year ended October 31, 2017, the average notional value of futures for the Fund was $1,844,931 for long positions and $(2,771,933) for short positions.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Forward foreign currency contracts ("forward contracts")

At October 31, 2017, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
$89,192	74,913	Euro	Goldman Sachs International	1/24/2018	$1,500
Total					$1,500

For the year ended October 31, 2017, the Fund's investments in forward contracts had an average notional value of $580,868.

Credit default swap contracts ("credit default swaps")

At October 31, 2017, the Fund had outstanding credit default swaps as follows:

OTC Credit Default Swaps — Buy Protection

	Swap Counterparty	Reference Entity	Notional Amount(a)		Financing Rate Paid by the Fund		Maturity Date	Upfront Payments (Receipts) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	Bank of America, N.A.	AK Steel Corp., Senior Securities		$250,000	5.00	%(b)	6/20/2020	$(20,636)	$(585)	$(1,458)	$(22,679)
	Bank of America, N.A	United States Steel Corp., Senior Securities		250,000	5.00	%(b)	6/20/2020	(18,262)	(5,952)	(1,458)	(25,672)
	BNP Paribas SA	Natixis, Senior Securities	EUR	250,000	1.00	%(b)	6/20/2020	(5,735)	(672)	(344)	(6,751)
	Goldman Sachs International	KB Home, Senior Securities		$250,000	5.00	%(b)	12/20/2022	(38,217)	(6,111)	(1,458)	(45,786)
	Goldman Sachs International	SuperValue, Inc., Senior Securities		500,000	5.00	%(b)	6/20/2021	3,108	6,047	(2,917)	6,238
Total								$(79,742)	$(7,273)	$(7,635)	$(94,650)

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

  EUR = Euro

(b)  Payment frequency-quarterly.

OTC Credit Default Swaps — Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Financing Rate Received by the Fund		Maturity Date	Upfront Payments (Receipts) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank N.A.	Petrobas Global Finance, Senior Securities	$300,000	1.00	%(a)	12/20/2022	$(20,477)	$5,229	$350	$(14,898)
Goldman Sachs International	Republic of Argentina, Senior Securities	650,000	5.00	%(a)	12/20/2022	62,680	14,541	3,792	81,013
Total						$42,203	$19,770	$4,142	$66,115

(a)  Payment frequency-quarterly.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount	Financing Rate Paid by the Fund		Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	CDX North American Investment Grade Index, Ser. 28 V.1	$10,000,000	1.00	%(a)	6/20/2022	$(204,827)	$(15,613)	$(11,667)	$(232,107)
Total						$(204,827)	$(15,613)	$(11,667)	$(232,107)

(a)  Payment frequency-quarterly.

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse		Reference Entity	Notional Amount	Financing Rate Received by the Fund		Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	ICE Clear Credit LLC	CDX Emerging Markets Index, Ser. 27 V.1	$1,500,000	1.00	%(a)	12/20/2022	$(59,737)	$7,582	$1,750	$(50,405)
Total							$(59,737)	$7,582	$1,750	$(50,405)

(a)  Payment frequency-quarterly.

For the year ended October 31, 2017, the average notional value of credit default swaps for the Fund was $3,194,503 for buy protection and $(6,395,799) for sell protection.

At October 31, 2017, the Fund had $306,988 deposited in a segregated account to cover margin requirements for centrally cleared credit default swaps.

Total return swap contracts ("total return swaps")

At October 31, 2017, the Fund had outstanding OTC total return swaps as follows:

Long Total Return Swaps

Counterparty	Reference Entity	Notional Amount(a)	Maturity Date	Variable- Rate		Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	iBoxx USD Liquid investment Grade Index	$2,000,000	12/20/2017	1.325	%(b)	$(736)	$2,021	$2,152	$3,437
Goldman Sachs International	iBoxx USD Liquid investment Grade Index	3,000,000	12/20/2017	1.325	%(b)	(1,104)	2,556	3,030	4,482
Goldman Sachs International	T Mobile US, Inc. Equity	65,459	11/17/2018	1.64	%(c)	—	(5,689)	(182)	(5,871)
Goldman Sachs International	NXP Semiconductors NV US Equity	314,564	3/23/2018	1.64	%(c)	—	36,586	(726)	35,860
Total						$(1,840)	$35,474	$4,274	$37,908

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they were established.

(b)  Fund pays 3-month USD LIBOR. Payment frequency-upon termination. Fund receives return on reference entity. Pays upon termination.

(c)  Fund pays 1-month USD LIBOR plus 0.40%. Payment frequency-monthly. Fund receives return on reference entity. Pays upon termination.

(d)  Fund pays 1-month USD LIBOR plus 0.50%. Payment frequency-monthly. Fund receives return on reference entity. Pays upon termination.

(e)  Effective rate at October 31, 2017.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2017, the Fund had outstanding total return basket swap(a) as follows:

Counterparty	Description	Maturity Date(s)	Value
Goldman Sachs International	The Fund receives the total return, and pays floating rate plus or minus a spread on a portfolio of long positions. The receipts, based on the specified benchmark floating rates*, are denominated in various foreign currencies based on the local currencies of the positions within the swaps.	3/14/2019	$10,268

(a)  The following table represents required component disclosures associated with the total return basket swaps with Goldman Sachs International as of October 31, 2017.

Reference Entity	Shares	Notional Amount(c)	Unrealized Appreciation/ (Depreciation)	Percentage of Net Assets
Long Positions
GSCBEN12(b)
BP PLC	263	$26,454	$1,777	0.0%
ConocoPhillips	261	26,281	1,765	0.0%
Royal Dutch Shell PLC	255	25,687	1,726	0.0%
TOTAL SA	243	24,476	1,644	0.0%
Exxon Mobil Corp.	243	24,459	1,643	0.0%
Chevron Corp.	235	23,760	1,596	0.0%
		151,117	10,151	0.0%
Accrued Net Interest Receivable/(Payable)			117
Total Return Basket Swaps, at Value			$10,268

(b)  The Fund pays monthly 1-month LIBOR (USD) plus 0.50%; the Fund receives the return on investment monthly.

(c)  Notional amount represents the value (including any fees or commissions) of the positions when they were established. At October 31, 2017, the absolute notional value for total return basket swaps was $161,268 for Goldman Sachs International.

*Benchmark Floating Rates	Value at Period End
1-Month LIBOR (USD)—London Interbank Offered Rate	1.24%

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Short Total Return Swaps

	Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(g)		Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	BNP Paribas SA	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026		$160,000	3/22/2018	0.74	%(b)	$—	$(482)	$30	$(452)
	BNP Paribas SA	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026		300,000	8/20/2018	0.74	%(b)	—	12,029	98	12,127
	BNP Paribas SA	GRIFLS SA, Senior Unsecured Notes, 3.20%, due 5/1/2025	EUR	225,000	9/18/2018	(1.37	%)(c)	—	(3,291)	(137)	(3,428)
	BNP Paribas SA	Care Capital Properties LP, 5.125%, due 9/26/2018		$200,000	9/26/2018	0.74	%(b)	—	353	65	418
	BNP Paribas SA	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026		90,000	11/15/2018	0.74	%(b)	—	601	34	635
	BNP Paribas SA	Macy's Retail Holdings, Inc., Senior Unsecured Notes, 3.875%, due 1/15/2022		500,000	11/15/2018	1.74	%(d)	—	8,102	386	8,488
	BNP Paribas SA	Michael's Stores, Inc., Senior Subordinated Notes, 5.875%, due 12/15/2020		500,000	11/15/2018	0.74	%(b)	—	(3,869)	164	(3,705)
	BNP Paribas SA	SBA Communications Corp., Senior Unsecured Notes, 4.875%, due 7/15/2022		250,000	11/15/2018	0.74	%(b)	—	(2,025)	108	(1,917)
	BNP Paribas SA	CHS/Community Health Systems, Inc, Senior Unsecured Notes, 8.00%, due 11/15/2019		200,000	12/15/2018	1.49	%(e)	—	3,480	108	3,588
	BNP Paribas SA	CHS/Community Health Systems, Inc, Senior Unsecured Notes, 8.00%, due 11/15/2019		400,000	12/15/2018	1.49	%(e)	—	7,228	199	7,427
	BNP Paribas SA	SFR/Numericable Group SA, 5.375%, due 5/15/2022	EUR	500,000	12/17/2018	(1.91	)%(f)	—	(3,518)	(401)	(3,919)
Total								$—	$18,608	$654	$19,262

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

  EUR = Euro

(b)  Fund receives 1-month USD LIBOR minus 0.50%. Payment frequency-monthly. Fund pays return on reference entity. Pays upon termination.

(c)  Fund receives 1-month EUR LIBOR minus 1.00%. Payment frequency-monthly. Fund pays return on reference entity. Pays upon termination.

(d)  Fund receives 1-month USD LIBOR plus 0.50%. Payment frequency-monthly. Fund pays return on reference entity. Pays upon termination.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

(e)  Fund receives 1-month USD LIBOR plus 0.25%. Payment frequency-monthly. Fund pays return on reference entity. Pays upon termination.

(f)  Fund receives 1-month EUR LIBOR minus 0.75%. Payment frequency-monthly. Fund pays return on reference entity. Pays upon termination.

(g)  Effective rate at October 31, 2017.

Benchmark Floating Rates	Value at Period End
LIBOR (USD)—London Interbank Offered Rate (1-month)	1.24%
LIBOR (USD)—London Interbank Offered Rate (3-month)	1.38
LIBOR (EUR)—London Interbank Offered Rate denominated in Euros	(0.40)

For the year ended October 31, 2017, the average notional value of total return swaps was $2,504,964 for long positions and $(2,458,952) for short positions.

At October 31, 2017, the Fund had cash collateral of $520,000 deposited in a segregated account for BNP Paribas SA to cover collateral requirements on OTC derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$271	$—	$—	$271
Loan Assignments
Steel	—	—	204	204
Other Loan Assignments(a)	—	3,383	—	3,383
Total Loan Assignments	—	3,383	204	3,587
Convertible Bond(a)	—	250	—	250
Preferred Stock(a)	788	—	—	788
Corporate Bonds(a)	—	21,719	—	21,719
Foreign Government Security	—	158	—	158
Short-Term Investment	—	2	—	2
Total Investments	$1,059	$25,512	$204	$26,775

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
Loan Assignments(c)
Steel	$—	$—	$—	$6	$198	$—	$—	$—	$204	$6
Total	$—	$—	$—	$6	$198	$—	$—	$—	$204	$6

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$9	$—	$—	$9
Liabilities	(20)	—	—	(20)
Forward Contracts(a)	—	2	—	2
Swaps
Assets	—	175	—	175
Liabilities	—	(418)	—	(418)
Total	$(11)	$(241)	$—	$(252)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund October 31, 2017

	Number of Shares	Value (000's omitted)
Common Stocks 33.8%
Aerospace & Defense 0.8%
Arconic, Inc.	46	$1
BAE Systems PLC	2,047	16
Boeing Co.	295	76	(a)
Huntington Ingalls Industries, Inc.	6	2
Lockheed Martin Corp.	290	89	(a)
Orbital ATK, Inc.	14	2
		186
Airlines 0.1%
Air New Zealand Ltd.	5,394	12
Copa Holdings SA Class A	24	3	(a)
Deutsche Lufthansa AG	56	2
		17
Auto Components 0.1%
Dana, Inc.	223	7
Faurecia	51	3
Gentex Corp.	155	3
GKN PLC	196	1
Goodyear Tire & Rubber Co.	125	4
Schaeffler AG	108	2
Toyo Tire & Rubber Co. Ltd.	100	2
Xinyi Glass Holdings Ltd.	2,000	2	*
		24
Automobiles 0.1%
Bayerische Motoren Werke AG, Preference Shares	77	7
Ford Motor Co.	591	7
Peugeot SA	378	9
Volkswagen AG, Preference Shares	6	1
		24
Banks 1.6%
Australia & New Zealand Banking Group Ltd.	2,168	49	(a)
Banco Santander SA	85	1
Bank of America Corp.	304	8
Bendigo & Adelaide Bank Ltd.	776	7
BNP Paribas SA	46	3
	Number of Shares	Value (000's omitted)
BOC Hong Kong Holdings Ltd.	2,500	$12
CaixaBank SA	124	1
Citigroup, Inc.	400	29
Credit Agricole SA	113	2
First Hawaiian, Inc.	1,225	36	(a)
FNB Corp.	1,700	23	(a)
Hang Seng Bank Ltd.	400	9
HSBC Holdings PLC	69	1
JPMorgan Chase & Co.	793	80	(a)
Mediobanca SpA	364	4
National Australia Bank Ltd.	82	2
Nordea Bank AB	48	1
PNC Financial Services Group, Inc.	300	41	(a)
Societe Generale SA	66	4
Umpqua Holdings Corp.	2,425	49	(a)
		362
Beverages 0.6%
Coca-Cola Co.	1,480	68	(a)
PepsiCo, Inc.	657	72	(a)
		140
Biotechnology 0.5%
Amgen, Inc.	337	59	(a)
Gilead Sciences, Inc.	725	54	(a)
		113
Capital Markets 0.2%
3i Group PLC	230	3
Ameriprise Financial, Inc.	34	5
Ashmore Group PLC	150	1
BlackRock, Inc.	13	6
BT Investment Management Ltd.	88	1
CME Group, Inc.	26	4
Morgan Stanley	17	1
Natixis SA	267	2
Virtu Financial, Inc. Class A	1,350	19	(a)
		42
Chemicals 0.8%
Agrium, Inc.	275	30	(a)
Air Products & Chemicals, Inc.	58	9
	Number of Shares	Value (000's omitted)
Albemarle Corp.	15	$2
BASF SE	645	71	(a)
Cabot Corp.	26	2
Covestro AG	32	3	(0)
DowDuPont, Inc.	510	37
Huntsman Corp.	453	14
Kronos Worldwide, Inc.	243	6
Lenzing AG	14	2
Olin Corp.	127	5
Orica Ltd.	183	3
Trinseo SA	106	7	(a)
		191
Commercial Services & Supplies 0.1%
Downer EDI Ltd.	943	5
Quad/Graphics, Inc.	134	3
Republic Services, Inc.	109	7
		15
Communications Equipment 0.5%
Cisco Systems, Inc.	3,140	107	(a)
InterDigital, Inc.	9	1
		108
Construction & Engineering 0.2%
Bouygues SA	118	6
CIMIC Group Ltd.	81	3
FLSmidth & Co. A/S	39	3	*
Galliford Try PLC	59	1
Peab AB	243	2
Skanska AB, B Shares	155	3
Vinci SA	243	24	(a)
		42
Containers & Packaging 0.3%
Greif, Inc. Class A	88	5
Greif, Inc. Class B	30	2
International Paper Co.	867	50	(a)
WestRock Co.	25	1
		58
Distributors 0.0%(c)
Genuine Parts Co.	9	1
Diversified Consumer Services 0.0%(c)
Adtalem Global Education, Inc.	40	1	*
Capella Education Co.	8	1
		2

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Diversified Financial Services 0.1%
Banca IFIS SpA	25	$2
Leucadia National Corp.	79	2
Standard Life Aberdeen PLC	1,247	7
		11
Diversified Telecommunication Services 0.7%
AT&T, Inc.	2,722	91	(a)
HKT Trust & HKT Ltd.	3,000	4
Inmarsat PLC	53	0	(d)
PCCW Ltd.	4,003	2
Singapore Telecommunications Ltd.	6,500	18
TDC A/S	328	2
Telefonica Deutschland Holding AG	782	4
Telefonica SA	483	5
Telenor ASA	690	15
Telia Co. AB	2,099	10
Telstra Corp. Ltd.	3,680	10
		161
Electric Utilities 1.5%
ALLETE, Inc.	85	7
American Electric Power Co., Inc.	247	18
AusNet Services	2,974	4
BKW AG	68	4
CLP Holdings Ltd.	2,000	20	(a)
Duke Energy Corp.	323	29	(a)
Edison International	201	16	(a)
EDP—Energias de Portugal SA	2,517	9
Electricite de France SA	325	4
Enel SpA	1,590	10
Entergy Corp.	44	4	(a)
Eversource Energy	60	4
Exelon Corp.	1,126	45	(a)
FirstEnergy Corp.	25	1
Fortum OYJ	231	5
HK Electric Investments & HK Electric Investments Ltd.	4,407	4	(o)
Kansai Electric Power Co., Inc.	100	1
NextEra Energy, Inc.	523	81	(a)
OGE Energy Corp.	179	7
PG&E Corp.	319	18	(a)
	Number of Shares	Value (000's omitted)
Pinnacle West Capital Corp.	33	$3
Power Assets Holdings Ltd.	1,000	9
PPL Corp.	500	19	(a)
Southern Co.	147	8	(a)
SSE PLC	353	6
Terna Rete Elettrica Nazionale SpA	110	1
Xcel Energy, Inc.	232	11
		348
Electrical Equipment 0.1%
Eaton Corp. PLC	205	16	(a)
Emerson Electric Co.	209	13
General Cable Corp.	76	2
Regal Beloit Corp.	20	2
		33
Electronic Equipment, Instruments & Components 0.1%
AVX Corp.	45	1
Corning, Inc.	249	8
Jabil, Inc.	151	4
Venture Corp. Ltd.	400	6
Vishay Intertechnology, Inc.	100	2
		21
Energy Equipment & Services 0.2%
Archrock, Inc.	501	6
Baker Hughes a GE Co.	100	3	(a)
Helmerich & Payne, Inc.	575	31
John Wood Group PLC	790	8
National Oilwell Varco, Inc.	34	1
Petrofac Ltd.	714	4
TGS NOPEC Geophysical Co. ASA	26	1
		54
Equity Real Estate Investment Trusts 3.4%
Alexandria Real Estate Equities, Inc.	337	42	(a)
American Campus Communities, Inc.	257	11
	Number of Shares	Value (000's omitted)
American Tower Corp.	147	$21
CBL & Associates Properties, Inc.	543	4
Colony NorthStar, Inc. Class A	520	6
CoreSite Realty Corp.	370	41	(a)
Crown Castle International Corp.	552	59	(a)
CyrusOne, Inc.	227	14
DCT Industrial Trust, Inc.	900	52	(a)
Douglas Emmett, Inc.	1,050	42	(a)
Easterly Government Properties, Inc.	300	6
EPR Properties	123	9	(a)
Equinix, Inc.	60	28	(a)
Extra Space Storage, Inc.	159	13
Highwoods Properties, Inc.	273	14
Host Hotels & Resorts, Inc.	2,800	55	(a)
Iron Mountain, Inc.	1,541	62	(a)
Kimco Realty Corp.	707	13
LaSalle Hotel Properties	234	7
Medical Properties Trust, Inc.	645	9
Mid-America Apartment Communities, Inc.	123	13
OMEGA Healthcare Investors, Inc.	574	17	(a)
Outfront Media, Inc.	1,100	26
Park Hotels & Resorts, Inc.	241	7
Physicians Realty Trust	1,525	26	(a)
Prologis, Inc.	870	56	(a)
Public Storage	59	12
Simon Property Group, Inc.	59	9	(a)
STAG Industrial, Inc.	526	14
Sun Communities, Inc.	92	8
Ventas, Inc.	152	10

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Vornado Realty Trust	86	$6
Washington Prime Group, Inc.	804	6
Welltower, Inc.	142	9
Weyerhaeuser Co.	1,432	51	(a)
		778
Food & Staples Retailing 0.9%
Andersons, Inc.	22	1
Casino Guichard Perrachon SA	117	6
Costco Wholesale Corp.	5	1
CVS Health Corp.	175	12
J Sainsbury PLC	1,520	5
SpartanNash Co.	46	1
Wal-Mart Stores, Inc.	1,388	121	(a)
Walgreens Boots Alliance, Inc.	94	6
Wesfarmers Ltd.	902	29	(a)
WM Morrison Supermarkets PLC	580	2
Woolworths Ltd.	1,014	20	(a)
		204
Food Products 0.4%
Archer-Daniels- Midland Co.	294	12
Bunge Ltd.	561	39	(a)
Campbell Soup Co.	25	1
Conagra Brands, Inc.	60	2	(a)
Flowers Foods, Inc.	100	2
General Mills, Inc.	49	3
Hershey Co.	31	3
Ingredion, Inc.	26	3
J & J Snack Foods Corp.	11	1
J.M. Smucker Co.	14	1
Schouw & Co. AB	24	3
Tyson Foods, Inc. Class A	132	10
		80
Gas Utilities 0.1%
Gas Natural SDG SA	324	7
National Fuel Gas Co.	65	4
Southwest Gas Holdings Inc.	101	8
UGI Corp.	115	6
		25
	Number of Shares	Value (000's omitted)
Health Care Equipment & Supplies 0.0%(c)
Ansell Ltd.	128	$2
Health Care Providers & Services 0.1%
Anthem, Inc.	5	1
Quest Diagnostics, Inc.	84	8
Sonic Healthcare Ltd.	102	1
UDG Healthcare PLC	59	1
UnitedHealth Group, Inc.	47	10
		21
Hotels, Restaurants & Leisure 0.6%
bet-at-home.com AG	5	1
Carnival Corp.	1,222	81	(a)
Crown Resorts Ltd.	207	2
International Game Technology PLC	254	6	(a)
McDonald's Corp.	256	42	(a)
Royal Caribbean Cruises Ltd.	14	1	(a)
Tabcorp Holdings Ltd.	155	1
TUI AG	39	1
Wyndham Worldwide Corp.	7	1
		136
Household Durables 0.2%
Barratt Developments PLC	511	5
Bellway PLC	107	5
Berkeley Group Holdings PLC	49	2
Crest Nicholson Holdings PLC	166	1
D.R. Horton, Inc.	129	6
Man Wah Holdings Ltd.	2,400	2
MDC Holdings, Inc.	215	8
Persimmon PLC	388	15
PulteGroup, Inc.	235	7
Redrow PLC	432	4
Taylor Wimpey PLC	492	1
		56
Household Products 0.8%
Colgate- Palmolive Co.	307	22	(a)
	Number of Shares	Value (000's omitted)
Kimberly-Clark Corp.	164	$18	(a)
Procter & Gamble Co.	1,694	146	(a)
Spectrum Brands Holdings, Inc.	17	2
		188
Independent Power and Renewable Electricity Producers 0.3%
NextEra Energy Partners LP	1,725	68	(a)
NRG Energy, Inc.	285	7
		75
Industrial Conglomerates 0.2%
Hopewell Holdings Ltd.	1,500	6
Keppel Corp. Ltd.	500	3
NWS Holdings Ltd.	2,000	4
Raven Industries, Inc.	24	1
Siemens AG ADR	480	34	(a)
		48
Insurance 1.7%
Aegon NV	108	1
Aflac, Inc.	118	10
Allianz SE	392	92	(a)
American Equity Investment Life Holding Co.	44	1
Assicurazioni Generali SpA	223	4
Aviva PLC	558	4
AXA SA	1,698	51	(a)
Chubb Ltd.	29	4	(a)
CNA Financial Corp.	209	11
CNP Assurances	210	5
Gjensidige Forsikring ASA	42	1
Hannover Rueck SE	28	4
Insurance Australia Group Ltd.	1,017	5
Legal & General Group PLC	5,182	18
Mapfre SA	1,383	5
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	117	26	(a)
Old Mutual PLC	3,614	9
Phoenix Group Holdings	58	1
Principal Financial Group, Inc.	52	3

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Progressive Corp.	151	$7
Prudential Financial, Inc.	74	8
QBE Insurance Group Ltd.	59	1
Sampo OYJ, A Shares	139	7
SCOR SE	123	5
Storebrand ASA	674	6	*
Swiss Life Holding AG	24	8	*
Swiss Re AG	261	25	(a)
Travelers Cos., Inc.	86	11
Unipol Gruppo SpA	966	4
UNIQA Insurance Group AG	144	2
Unum Group	82	4
Zurich Insurance Group AG	126	39	(a)
		382
IT Services 0.4%
Atea ASA	75	1	*
Automatic Data Processing, Inc.	268	31	(a)
IBM Corp.	382	59	(a)
		91
Machinery 0.2%
Cummins, Inc.	82	14
IHI Corp.	100	4
Metso OYJ	103	4
Sandvik AB	129	2
VAT Group AG	46	6	*(o)
Volvo AB, B Shares	34	1
Yangzijiang Shipbuilding Holdings Ltd.	6,100	7
		38
Media 0.4%
CBS Corp. Class B	32	2
I-CABLE Communications Ltd.	799	0	*(d)
Interpublic Group of Cos., Inc.	1,950	37
Meredith Corp.	92	5
Modern Times Group MTG AB, B Shares	57	2
Pearson PLC	1,155	11
ProSiebenSat.1 Media SE	16	1
Regal Entertainment Group Class A	1,625	26	(a)
	Number of Shares	Value (000's omitted)
Scripps Networks Interactive, Inc. Class A	36	$3
Sinclair Broadcast Group, Inc. Class A	85	3
Time Warner, Inc.	20	2
Time, Inc.	41	0	(d)
Tribune Media Co. Class A	49	2
Twenty-First Century Fox, Inc. Class B	25	1
Viacom, Inc. Class A	29	1
Viacom, Inc. Class B	217	5
		101
Metals & Mining 1.6%
Anglo American PLC	1,237	23	(a)
Bekaert SA	15	1
BHP Billiton Ltd.	2,368	48	(a)
BHP Billiton PLC	1,476	27	(a)
Carpenter Technology Corp.	23	1
Commercial Metals Co.	209	4
Ferrexpo PLC	2,145	7
Fortescue Metals Group Ltd.	1,435	5
Franco-Nevada Corp.	385	31	(a)
Glencore PLC	1,056	5	*
Hitachi Metals Ltd.	200	3
Nucor Corp.	69	4
Outokumpu OYJ	556	5
Reliance Steel & Aluminum Co.	19	1
Rio Tinto Ltd.	309	16
Rio Tinto PLC	1,149	54	(a)
Rio Tinto PLC ADR	1,500	72	(a)
Southern Copper Corp.	925	40	(a)
Steel Dynamics, Inc.	390	15
Vedanta Resources PLC	586	7
		369
Mortgage Real Estate Investment Trusts 0.6%
AGNC Investment Corp.	276	6
Annaly Capital Management, Inc.	2,234	26	(a)
	Number of Shares	Value (000's omitted)
ARMOUR Residential REIT, Inc.	52	$1
Blackstone Mortgage Trust, Inc. Class A	626	20	(a)
Chimera Investment Corp.	805	15
CYS Investments, Inc.	91	1
Invesco Mortgage Capital, Inc.	194	3
Ladder Capital Corp.	73	1
MFA Financial, Inc.	361	3
New Residential Investment Corp.	622	11
PennyMac Mortgage Investment Trust	138	2
Starwood Property Trust, Inc.	1,862	40	(a)
Two Harbors Investment Corp.	541	5
		134
Multi-Utilities 1.0%
ACEA SpA	180	3
AGL Energy Ltd.	208	4
Ameren Corp.	787	49	(a)
CenterPoint Energy, Inc.	586	17
Centrica PLC	3,358	8
Consolidated Edison, Inc.	74	6
DTE Energy Co.	284	31
Engie SA	286	5
MDU Resources Group, Inc.	139	4
National Grid PLC	1,896	23
NiSource, Inc.	1,000	26
Sempra Energy	350	41	(a)
WEC Energy Group, Inc.	59	4	(a)
		221
Multiline Retail 0.1%
Harvey Norman Holdings Ltd.	179	1
Kohl's Corp.	149	6
Macy's, Inc.	25	0	(d)
Marks & Spencer Group PLC	660	3
Target Corp.	147	9	(a)
		19

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Oil, Gas & Consumable Fuels 3.0%
Eni SpA	107	$2
Exxon Mobil Corp.	1,239	103	(a)
Idemitsu Kosan Co. Ltd.	100	3
JXTG Holdings, Inc.	100	1
Marathon Petroleum Corp.	318	19
OMV AG	165	10
ONEOK, Inc.	2,713	147	(a)
Pembina Pipeline Corp.	800	26
Repsol SA	1,077	20
Royal Dutch Shell PLC, A Shares	2,023	64	(a)
Royal Dutch Shell PLC, B Shares	1,395	45	(a)
Snam SpA	431	2
Statoil ASA	672	14
Suncor Energy, Inc.	2,025	69	(a)
Targa Resources Corp.	675	28	(a)
TOTAL SA	1,550	86	(a)
Total SA ADR	500	28
Valero Energy Corp.	209	16
Woodside Petroleum Ltd.	387	9
		692
Paper & Forest Products 0.1%
Stora Enso OYJ, R Shares	52	1
UPM-Kymmene OYJ	520	15
		16
Personal Products 0.0%(c)
Nu Skin Enterprises, Inc. Class A	21	1
Pharmaceuticals 3.0%
AstraZeneca PLC	1,075	72	(a)
Eli Lilly & Co.	763	63	(a)
GlaxoSmithKline PLC	4,027	73	(a)
GlaxoSmithKline PLC ADR	200	7	(a)
Johnson & Johnson	1,343	187	(a)
Merck & Co., Inc.	1,228	68	(a)
Orion OYJ Class B	123	5
Pfizer, Inc.	2,833	99	(a)
Sanofi	916	87	(a)
	Number of Shares	Value (000's omitted)
Takeda Pharmaceutical Co. Ltd.	400	$22	(a)
		683
Real Estate Management & Development 0.2%
Brookfield Property Partners LP	748	17	(a)
Kerry Properties Ltd.	1,000	4
LendLease Group	368	5
New World Development Co. Ltd.	3,000	4
Wharf Holdings Ltd.	1,000	9
Yanlord Land Group Ltd.	1,300	2
		41
Road & Rail 0.3%
CSX Corp.	150	8	(a)
Norfolk Southern Corp.	312	41	(a)
Union Pacific Corp.	250	29	(a)
		78
Semiconductors & Semiconductor Equipment 1.7%
Analog Devices, Inc.	105	10
Applied Materials, Inc.	295	17
BE Semiconductor Industries NV	33	3
Brooks Automation, Inc.	218	7
Cypress Semiconductor Corp.	107	2
Intel Corp.	2,144	97	(a)
KLA-Tencor Corp.	119	13
Lam Research Corp.	63	13
Maxim Integrated Products, Inc.	1,000	53	(a)
QUALCOMM, Inc.	1,025	52	(a)
STMicroelectronics NV	177	4
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,625	69	(a)
Texas Instruments, Inc.	553	53	(a)
		393
	Number of Shares	Value (000's omitted)
Software 0.9%
Microsoft Corp.	2,447	$204	(a)
Specialty Retail 0.3%
Best Buy Co., Inc.	161	9	(a)
Gap, Inc.	236	6
Hennes & Mauritz AB, B Shares	282	7
Office Depot, Inc.	481	2
Williams-Sonoma, Inc.	700	36	(a)
		60
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	513	87	(a)
Canon, Inc.	600	22	(a)
HP, Inc.	1,098	24	(a)
Logitech International SA	33	1
Western Digital Corp.	625	56	(a)
Xerox Corp.	80	2
		192
Textiles, Apparel & Luxury Goods 0.0%(c)
Yue Yuen Industrial Holdings Ltd.	1,000	4
Thrifts & Mortgage Finance 0.0%(c)
OneSavings Bank PLC	183	1
Tobacco 1.4%
Altria Group, Inc.	899	57	(a)
British American Tobacco PLC	1,418	92	(a)
British American Tobacco PLC ADR	261	17
Imperial Brands PLC	683	28	(a)
Philip Morris International, Inc.	1,171	122	(a)
Universal Corp.	49	3
		319
Trading Companies & Distributors 0.1%
Aircastle Ltd.	111	2
GATX Corp.	40	2
Grafton Group PLC	177	2
Rexel SA	100	2
Seven Group Holdings Ltd.	180	2
Sumitomo Corp.	400	6
		16
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Transportation Infrastructure 0.1%
Hutchison Port Holdings Trust	2,600	$1
Sydney Airport	4,700	26
		27
Wireless Telecommunication Services 0.3%
Freenet AG	28	1
Millicom International Cellular SA ADR	31	2
Vodafone Group PLC	18,986	54	(a)
		57
Total Common Stocks (Cost $6,870)		7,705
Convertible Preferred Stocks 0.2%
Oil, Gas & Consumable Fuel 0.0%(c)
El Paso Energy Capital Trust I, 4.75%, due 3/31/28	100	5
Pharmaceuticals 0.2%
Allergan PLC, Ser. A, 5.50%, due 3/1/18	60	39	(a)
Total Convertible Preferred Stocks (Cost $53)		44
Preferred Stocks 1.2%
Equity Real Estate Investment Trusts 1.2%
American Homes 4 Rent, Ser. D, 6.50%	746	20	(a)
Ashford Hospitality Trust, Inc., Ser. F, 7.38%	200	5
Ashford Hospitality Trust, Inc., Ser. H, 7.50%	529	13
Cedar Realty Trust, Inc., Ser.B, 7.25%	370	10
Colony NorthStar, Inc., Ser. J, 7.13%	793	20
Digital Realty Trust, Inc., Ser.C, 6.63%	648	18
Farmland Partners, Inc., Ser. B, 6.00%	400	11	(e)
	Number of Shares	Value (000's omitted)
GGP, Inc., Ser. A, 6.38%	1,226	$31	(a)
Hersha Hospitality Trust, Ser. C, 6.88%	764	19
National Retail Properties, Inc., Ser. F, 5.20%	675	17
Pebblebrook Hotel Trust, Ser. D, 6.38%	746	19
Public Storage, Ser. E, 4.90%	575	14
Retail Properties of America, Inc., Ser. A, 7.00%	764	19
Rexford Industrial Realty, Inc., Ser. A, 5.88%	533	14
Sabra Health Care REIT, Inc., Ser. A, 7.13%	986	25	(a)
VEREIT, Inc., Ser. F, 6.70%	764	20(a)
Total Preferred Stocks (Cost $271)		275
	Principal Amount(f) (000's omitted)
Convertible Bonds 0.7%
Communications Equipment 0.0%(c)
Finisar Corp., 0.50%, due 12/15/36	$5	5	(a)(b)
Equity Real Estate Investment Trusts 0.3%
Colony Starwood Homes, 3.50%, due 1/15/22	10	11	(a)(b)
Extra Space Storage LP, 3.13%, due 10/1/35	50	55	(a)(b)
		66
Health Care Providers & Services 0.0%(c)
Teladoc, Inc., 3.00%, due 12/15/22	10	11	(b)
	Principal Amount(f) (000's omitted)	Value (000's omitted)
Independent Power and Renewable Electricity Producers 0.1%
NextEra Energy Partners L.P., 1.50%, due 9/15/20	$15	$14	(b)
Internet & Direct Marketing Retail 0.0%(c)
Liberty Expedia Holdings, Inc., 1.00%, due 6/30/47	10	10	(b)
Internet Software & Services 0.0%(c)
Zillow Group, Inc., 2.00%, due 12/1/21	10	11	(a)(b)
Media 0.1%
World Wrestling Entertainment, Inc., 3.38%, due 12/15/23	10	12	(a)(b)
Oil Field Equipment & Services 0.1%
Ensco Jersey Finance Ltd., 3.00%, due 1/31/24	20	17	(a)(b)
Oil, Gas & Consumable Fuel 0.1%
Golar LNG Ltd., 2.75%, due 2/15/22	15	14	(a)(b)
Software 0.0%(c)
Nice Systems, Inc., 1.25%, due 1/15/24	10	11	(a)(b)
Total Convertible Bonds (Cost $165)		171
Corporate Bonds 10.8%
Aerospace & Defense 0.1%
Northrop Grumman Corp., 2.55%, due 10/15/22	35	35
Agriculture 0.3%
BAT Capital Corp., 4.54%, due 8/15/47	65	66	(b)
Auto Manufacturers 0.4%
General Motors Financial Co., Inc. 3.20%, due 7/6/21	40	41	(a)
4.00%, due 10/6/26	45	45	(a)
		86

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Principal Amount(f) (000's omitted)	Value (000's omitted)
Banks 2.3%
Bank of America Corp., Ser. L, 3.95%, due 4/21/25	$45	$46	(a)
Capital One N.A., 2.35%, due 1/31/20	80	80	(a)
Goldman Sachs Group, Inc. 3 month USD LIBOR + 1.51%, (3.69%), due 6/5/28	45	46	(a)(g)
3 month USD LIBOR + 1.37%, (4.02%), due 10/31/38	35	35	(g)
5.15%, due 5/22/45	50	57	(a)
JPMorgan Chase & Co., 3 month USD LIBOR + 1.38%, (3.54%), due 5/1/28	50	51	(a)(g)
Morgan Stanley, 3 month USD LIBOR + 1.34%, (3.59%), due 7/22/28	120	121	(a)(g)
SunTrust Banks, Inc., Ser. G, 3 month USD LIBOR + 3.10%, (5.05%), due 12/31/99	15	15	(a)(g)
Westpac Banking Corp., 1 month USD LIBOR + 2.89%, (5.00%), due 12/31/99	65	65	(g)
		516
Beverages 0.1%
Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	20	22
Biotechnology 0.1%
Gilead Sciences, Inc., 4.60%, due 9/1/35	20	22
Computers 1.8%
Apple, Inc. 2.30%, due 5/11/22	65	65	(a)
4.65%, due 2/23/46	40	45	(a)
	Principal Amount(f) (000's omitted)	Value (000's omitted)
Diamond 1 Finance Corp./ Diamond 2 Finance Corp. 4.42%, due 6/15/21	$50	$53	(a)(b)
5.45%, due 6/15/23	80	88	(a)(b)
6.02%, due 6/15/26	25	28	(b)
Hewlett Packard Enterprise Co., 4.65%, due 12/9/21	80	86	(a)
HP Enterprise Co., 4.90%, due 10/15/25	35	37	(a)
		402
Diversified Financial Services 0.2%
Discover Financial Services, 4.10%, due 2/9/27	45	46	(a)
Healthcare—Products 0.1%
Abbott Laboratories, 4.90%, due 11/30/46	30	34	(a)
Iron—Steel 0.4%
Vale Overseas Ltd., 6.25%, due 8/10/26	85	98
Media 1.1%
21st Century Fox America, Inc., 3.38%, due 11/15/26	20	20
Charter Communications Operating LLC/Charter Communications Operating Capital 4.91%, due 7/23/25	65	69	(a)
6.48%, due 10/23/45	50	58	(a)
Discovery Communications LLC, 5.20%, due 9/20/47	25	25
Viacom, Inc. 4.38%, due 3/15/43	65	55	(a)
3 month USD LIBOR + 3.90%, (5.88%), due 2/28/57	35	35	(a)(g)
		262
	Principal Amount(f) (000's omitted)	Value (000's omitted)
Oil & Gas 1.4%
Canadian Natural Resources Ltd., 2.95%, due 1/15/23	$60	$60	(a)
Concho Resources, Inc., 3.75%, due 10/1/27	45	46
Hess Corp., 4.30%, due 4/1/27	65	66	(a)
Noble Energy, Inc. 3.85%, due 1/15/28	70	70
5.25%, due 11/15/43	35	37	(a)
Petroleos Mexicanos, 6.50%, due 3/13/27	40	44	(b)
		323
Pharmaceuticals 0.2%
AbbVie, Inc., 4.45%, due 5/14/46	40	42	(a)
Pipelines 0.5%
Energy Transfer Partners L.P., 6.50%, due 2/1/42	30	34	(a)
Kinder Morgan, Inc., 5.55%, due 6/1/45	40	43	(a)
MPLX LP, 4.13%, due 3/1/27	25	26
		103
Semiconductors 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	130	134	(b)
Software 0.2%
Microsoft Corp., 4.50%, due 2/6/57	40	45	(a)
Telecommunications 1.0%
AT&T, Inc. 3.90%, due 8/14/27	40	40
4.75%, due 5/15/46	35	33	(a)
5.45%, due 3/1/47	65	68	(a)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Principal Amount(f) (000's omitted)	Value (000's omitted)
Verizon Communications, Inc. 4.13%, due 8/15/46	$30	$27	(a)
4.27%, due 1/15/36	30	30
4.67%, due 3/15/55	35	33	(a)
		231
Total Corporate Bonds (Cost $2,338)		2,467
Mortgage-Backed Securities 13.0%
Collateralized Mortgage Obligations 3.1%
Fannie Mae Connecticut Avenue Securities Ser. 2017-C02, Class 2M2, 1 month USD LIBOR + 3.65%, (4.89%), due 9/25/29	230	245	(a)(g)
Ser. 2017-C03, Class 1M2, 1 month USD LIBOR + 3.00%, (4.24%), due 10/25/29	45	46	(g)
Ser. 2017-C04, Class 2M2, 1 month USD LIBOR + 2.85%, (4.09%), due 11/25/29	120	123	(g)
Ser. 2017-C05, Class 1M2, 1 month USD LIBOR + 2.20%, (3.44%), due 1/25/30	35	35	(g)
Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2017-DNA2, Class M2, 1 month USD LIBOR + 3.45%, (4.69%), due 10/25/29	250	266	(a)(g)
		715
	Principal Amount(f) (000's omitted)	Value (000's omitted)
Fannie Mae 5.3%
Pass-Through Certificates 3.00%, TBA, 15 Year Maturity	$160	$164	(h)
3.50%, TBA, 30 Year Maturity	340	349	(h)
4.00%, TBA, 30 Year Maturity	665	698	(h)
		1,211
Freddie Mac 4.6%
Pass-Through Certificates 3.00%, TBA, 15 Year Maturity	185	189	(h)
3.50%, TBA, 30 Year Maturity	365	375	(h)
4.00%, TBA, 30 Year Maturity	460	483	(h)
		1,047
Total Mortgage-Backed Securities (Cost $2,947)		2,973
U.S. Treasury Obligations 12.6%
U.S. Treasury Bill, 0.89%, due 5/24/18	100	99	(i)(j)
U.S. Treasury Bonds 4.50%, due 2/15/36	231	296
3.88%, due 8/15/40	436	517	(j)
U.S. Treasury Inflation-Indexed Bonds 2.00%, due 1/15/26	604	677	(j)(k)
1.75%, due 1/15/28	12	13	(k)
2.50%, due 1/15/29	69	83	(k)
3.88%, due 4/15/29	223	302	(j)(k)
0.63%, due 2/15/43	21	20	(k)
U.S. Treasury Notes 2.63%, due 4/30/18	310	312
1.00%, due 5/31/18	180	180
1.50%, due 8/31/18-2/28/23	325	322
1.63%, due 2/15/26	45	43
Total U.S. Treasury Obligations (Cost $2,895)		2,864
	Principal Amount(f) (000's omitted)	Value (000's omitted)
U.S. Government Agency Securities 0.9%
Federal Home Loan Bank, 5.50%, due 7/15/36	$120	$162
Tennessee Valley Authority, 5.38%, due 4/1/56	30	41
Total U.S. Government Agency Securities (Cost $209)		203
Asset-Backed Securities 3.2%
Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	19	19
Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, 2.03%, due 6/25/36, 1 month USD LIBOR + 0.80%, (2.04%), due 6/25/36	170	157	(a)(g)
Capital One Multi-Asset Execution Trust Ser. 2015-A1, Class A1, 1.39%, due 1/15/21	30	30
Ser. 2016-A1, Class A1, 1 month USD LIBOR + 0.45%, (1.69%), due 2/15/22	20	20	(g)
Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class M1, 1 month USD LIBOR + 0.35%, (1.58%), due 2/25/36, 1 month USD LIBOR +0.35%, (1.59%), due 2/25/36	168	159	(a)(g)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Principal Amount(f) (000's omitted)		Value (000's omitted)
Citibank Credit Card Issuance Trust, Ser. 2017-A3, Class A3, 1.92%, due 4/7/22		$170	$170	(a)
JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M3, 1 month USD LIBOR + 0.48%, (1.71%), due 12/25/36, 1 month USD LIBOR + 0.48%, (1.72%), due 12/25/35		135	128	(a)(g)
Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46% due 1/15/20		50	50
Total Asset-Backed Securities (Cost $723)			733
Foreign Government Security 0.6%
South Africa Government International Bond, Ser. R214, 6.50%, due 2/28/41 (Cost $141)	ZAR	2,695	130
	Number of Shares
Exchange Traded Funds 3.5%
iShares iBoxx High Yield Corporate Bond ETF		1,300	115
PowerShares Senior Loan Portfolio		29,700	687	(a)
Total Exchange Traded Funds (Cost $806)			802
	Number of Shares	Value (000's omitted)
Master Limited Partnerships 3.1%
Hotels, Restaurants & Leisure 0.3%
Cedar Fair LP	1,000	$63	(a)
Oil, Gas & Consumable Fuels 2.8%
Alliance Holdings GP LP	1,325	37	(a)
Antero Midstream Partners LP	1,300	37	(a)
DCP Midstream LP	500	17	(a)
Dominion Energy Midstream Partners LP	1,400	45	(a)
Energy Transfer Equity LP	7,000	124	(a)
Energy Transfer Partners LP	1,500	26	(a)
Enterprise Products Partners LP	2,700	66	(a)
EQT GP Holdings LP	2,000	55	(a)
EQT Midstream Partners LP	575	42	(a)
MPLX LP	1,400	49	(a)
NuStar Energy LP	900	30	(a)
Western Gas Equity Partners LP	2,800	111	(a)
		639
Total Master Limited Partnerships (Cost $740)		702
Investment Companies 20.8%
Neuberger Berman Emerging Markets Debt Fund Institutional Class	114,486	1,033	(a)(l)
Neuberger Berman Floating Rate Income Fund Institutional Class	106,866	1,063	(a)(l)
Neuberger Berman High Income Bond Fund Class R6	245,375	2,162	(a)(l)
	Number of Shares	Value (000's omitted)
Neuberger Berman Long Short Credit Fund Class R6	48,970	$472	(a)(l)
Total Investment Companies (Cost $4,657)		4,730
Rights 0.0%(c)
Banks 0.0%(c)
Banco Santander SA (Cost $0)(d)	87	0	*(d)
Short-Term Investment 4.3%
Investment Company 4.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $969)	969,402	969	(a)(m)
Total Investments 108.7% (Cost $23,784)		24,768
Liabilities Less Other Assets (8.7)%		(1,988	)(n)
Net Assets 100.0%		$22,780

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts, options written and/or swaps with a total value of approximately $15,395,000.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $584,000, which represents 2.6% of the net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Represents less than 0.05% of net assets.

(d)  Amount less than one thousand.

(e)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2017.

(f)  Principal amount is stated in the currency in which the security is denominated.

  ZAR = South African Rand

(g)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR (USD) - London Interbank Offered Rate

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2017 amounted to approximately $2,258,000, which represents 9.9% of net assets of the Fund.

(i)  Rate shown was the discount rate at the date of purchase.

(j)  All or a portion of the security is pledged as collateral for futures and/or options written.

(k)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(l)  Affiliated company as defined under the Investment Company Act of 1940. (see Note F of Notes to Financial Statements).

(m)  Represents 7-day effective yield as of October 31, 2017.

(n)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

(o)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2017 amounted to approximately $13,000, which represents 0.1% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Long Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	2	Brazilian Real	$60,760	$(450)
12/2017	1	Nikkei 225 Index	111,125	(29)
12/2017	1	Topix Index	155,050	16,175
12/2017	4	Euro STOXX 50 Index	171,373	9,390
12/2017	4	FTSE 100 Index	396,718	1,970
12/2017	5	MSCI EAFE Index	501,850	10,282
12/2017	29	MSCI World Index	1,630,090	25,353
12/2017	3	S&P 500 E-Mini Index	385,905	8,424
12/2017	5	Mexican Peso	129,500	(8,920)
12/2017	2	New Zealand Dollar	136,720	(5,576)
12/2017	15	U.S. Treasury Note, 10 Year	1,874,063	(17,590)
12/2017	2	U.S. Treasury Ultra Long Bond	267,844	1,251
12/2017	3	United Kingdom Long Gilt Bond	495,387	(49)
Total Long Positions			$6,316,385	$40,231
Short Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	7	Euro-Bund	$(1,327,055)	$(6,027)
12/2017	2	Euro-Buxl Bond, 30 Year	(387,010)	(1,636)
12/2017	3	MSCI World Index	(172,200)	(4,717)
12/2017	4	S&P 500 E-Mini Index	(514,540)	(22,362)
12/2017	1	Euro	(146,013)	3,590
12/2017	2	Canadian Dollar	(155,150)	4,303
12/2017	3	U.S. Treasury Ultra Long Bond	(457,406)	7,377
12/2017	3	United Kingdom Long Gilt Bond	(495,387)	3,153
Total Short Positions			$(3,654,761)	$(16,319)
Total Futures				$23,912

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

At October 31, 2017, the Fund had $183,899 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $99,290 to cover collateral requirements on open futures.

For the year ended October 31, 2017, the average notional value of futures for the Fund was $3,513,202 for long positions and $(2,994,908) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2017, open forward contracts for the Fund were as follows:(a)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
346,004	USD	440,007	AUD	Goldman Sachs International	1/24/2018	$9,494
71,986	USD	94,073	AUD	Goldman Sachs International	1/24/2018	41
19,926	USD	25,940	AUD	JPMorgan Chase Bank N.A.	1/24/2018	87
67,931	USD	86,641	AUD	Royal Bank of Canada	1/24/2018	1,670
325,689	USD	414,017	AUD	State Street Bank and Trust Company	1/24/2018	9,056
110,955	USD	141,209	AUD	State Street Bank and Trust Company	1/24/2018	2,961
18,406	USD	23,555	AUD	State Street Bank and Trust Company	1/24/2018	392
30,905	USD	40,151	AUD	State Street Bank and Trust Company	1/24/2018	198
138,276	AUD	105,641	USD	State Street Bank and Trust Company	1/24/2018	110
265,318	USD	332,380	CAD	Citibank, N.A.	1/24/2018	7,451
269,511	USD	337,557	CAD	Goldman Sachs International	1/24/2018	7,628
93,880	USD	117,150	CAD	Goldman Sachs International	1/24/2018	2,992
11,947	USD	15,311	CAD	JPMorgan Chase Bank N.A.	1/24/2018	69
12,968	USD	16,646	CAD	JPMorgan Chase Bank N.A.	1/24/2018	53
201,700	USD	251,730	CAD	Royal Bank of Canada	1/24/2018	6,403
202,237	USD	195,947	CHF	Citibank, N.A.	1/24/2018	4,665
119,941	USD	116,237	CHF	Goldman Sachs International	1/24/2018	2,740
31,836	USD	31,506	CHF	JPMorgan Chase Bank N.A.	1/24/2018	68
348,042	USD	339,776	CHF	Royal Bank of Canada	1/24/2018	5,449
519,273	USD	503,256	CHF	Societe Generale	1/24/2018	11,845
42,095	USD	41,018	CHF	State Street Bank and Trust Company	1/24/2018	737
51,398	EUR	59,831	USD	Goldman Sachs International	1/24/2018	336
140,605	EUR	164,427	USD	Goldman Sachs International	1/24/2018	164
10,711	USD	9,024	EUR	Societe Generale	1/24/2018	147
808,364	USD	681,678	EUR	State Street Bank and Trust Company	1/24/2018	10,397
93,213	USD	78,799	EUR	State Street Bank and Trust Company	1/24/2018	971
59,333	USD	50,286	EUR	State Street Bank and Trust Company	1/24/2018	469
29,616	USD	25,084	EUR	State Street Bank and Trust Company	1/24/2018	253
95,785	GBP	127,517	USD	Goldman Sachs International	1/24/2018	40
38,066	GBP	50,107	USD	JPMorgan Chase Bank N.A.	1/24/2018	585
237,880	GBP	314,251	USD	Royal Bank of Canada	1/24/2018	2,534
589,931	USD	442,171	GBP	State Street Bank and Trust Company	1/24/2018	1,092
59,909	GBP	79,433	USD	State Street Bank and Trust Company	1/24/2018	348
16,548	USD	1,867,136	JPY	JPMorgan Chase Bank N.A.	1/24/2018	56
1,297,682	JPY	11,450	USD	JPMorgan Chase Bank N.A.	1/24/2018	12

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
132,580	USD	14,748,487	JPY	Societe Generale	1/24/2018	$2,311
100,173,046	KRW	88,925	USD	State Street Bank and Trust Company	1/24/2018	708
51,731	USD	999,514	MXN	State Street Bank and Trust Company	1/24/2018	323
323,725	USD	2,546,519	NOK	Goldman Sachs International	1/24/2018	11,275
91,009	USD	726,335	NOK	Goldman Sachs International	1/24/2018	1,890
1,084,392	NOK	132,841	USD	Goldman Sachs International	1/24/2018	211
658,149	NOK	80,698	USD	Goldman Sachs International	1/24/2018	55
144,078	USD	200,663	NZD	Citibank, N.A.	1/24/2018	6,958
19,073	USD	27,894	NZD	Goldman Sachs International	1/24/2018	12
406,283	USD	566,486	NZD	Societe Generale	1/24/2018	19,183
163,127	USD	227,485	NZD	State Street Bank and Trust Company	1/24/2018	7,679
56,121	USD	81,633	NZD	State Street Bank and Trust Company	1/24/2018	338
64,715	USD	521,913	SEK	Goldman Sachs International	1/24/2018	2,039
22,008	USD	182,543	SEK	Goldman Sachs International	1/24/2018	86
66,293	USD	551,810	SEK	Goldman Sachs International	1/24/2018	28
21,391	USD	174,643	SEK	JPMorgan Chase Bank N.A.	1/24/2018	419
110,188	USD	889,331	SEK	Societe Generale	1/24/2018	3,390
233,854	USD	1,890,301	SEK	State Street Bank and Trust Company	1/24/2018	6,852
31,556	USD	256,724	SEK	State Street Bank and Trust Company	1/24/2018	726
5	USD	73	ZAR	State Street Bank and Trust Company	1/24/2018	0
						$155,994
113,421	AUD	89,176	USD	Citibank, N.A.	1/24/2018	(2,434)
84,534	AUD	65,961	USD	Goldman Sachs International	1/24/2018	(1,311)
115,029	AUD	90,402	USD	Societe Generale	1/24/2018	(2,430)
32,086	CAD	24,956	USD	Goldman Sachs International	1/24/2018	(63)
110,648	CAD	87,411	USD	Goldman Sachs International	1/24/2018	(1,567)
688,453	CAD	549,396	USD	Societe Generale	1/24/2018	(15,279)
28,609	CAD	22,861	USD	State Street Bank and Trust Company	1/24/2018	(665)
155,813	CAD	124,547	USD	State Street Bank and Trust Company	1/24/2018	(3,664)
587,176	CAD	470,168	USD	State Street Bank and Trust Company	1/24/2018	(14,624)
60,685	CHF	61,359	USD	Goldman Sachs International	1/24/2018	(171)
36,631	USD	36,362	CHF	JPMorgan Chase Bank N.A.	1/24/2018	(32)
640,097	CHF	660,268	USD	State Street Bank and Trust Company	1/24/2018	(14,865)
82,395	EUR	97,846	USD	Citibank, N.A.	1/24/2018	(1,395)
70,545	USD	60,352	EUR	Goldman Sachs International	1/24/2018	(103)
65,655	USD	56,204	EUR	Goldman Sachs International	1/24/2018	(137)
25,976	EUR	30,858	USD	Goldman Sachs International	1/24/2018	(451)
171,039	EUR	203,095	USD	Goldman Sachs International	1/24/2018	(2,878)
14,298	EUR	16,840	USD	JPMorgan Chase Bank N.A.	1/24/2018	(103)
16,506	EUR	19,521	USD	JPMorgan Chase Bank N.A.	1/24/2018	(199)
10,388	EUR	12,327	USD	Royal Bank of Canada	1/24/2018	(167)
95,509	USD	81,711	EUR	State Street Bank and Trust Company	1/24/2018	(142)
215,722	GBP	287,752	USD	Citibank, N.A.	1/24/2018	(474)
19,961	GBP	26,638	USD	Goldman Sachs International	1/24/2018	(56)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
	13,981	USD	10,646	GBP	Goldman Sachs International	1/24/2018	$(196)
	136,269	USD	103,203	GBP	Goldman Sachs International	1/24/2018	(1,167)
	103,937	GBP	138,465	USD	Societe Generale	1/24/2018	(52)
	13,960	USD	10,565	GBP	State Street Bank and Trust Company	1/24/2018	(109)
	13,812,322	JPY	124,189	USD	Citibank, N.A.	1/24/2018	(2,189)
	64,355	USD	7,294,396	JPY	Goldman Sachs International	1/24/2018	(75)
	2,782,795	JPY	24,694	USD	Goldman Sachs International	1/24/2018	(114)
	3,310,243	JPY	29,778	USD	Goldman Sachs International	1/24/2018	(540)
	21,899,297	JPY	196,888	USD	Goldman Sachs International	1/24/2018	(3,458)
	28,017,660	JPY	248,440	USD	Royal Bank of Canada	1/24/2018	(968)
	22,439	USD	2,543,663	JPY	State Street Bank and Trust Company	1/24/2018	(29)
	48,763	USD	5,542,041	JPY	State Street Bank and Trust Company	1/24/2018	(188)
	115,778	USD	13,145,707	JPY	State Street Bank and Trust Company	1/24/2018	(334)
	4,421,645	JPY	39,450	USD	State Street Bank and Trust Company	1/24/2018	(395)
	10,037,094	JPY	90,216	USD	State Street Bank and Trust Company	1/24/2018	(1,561)
	88,720	USD	100,187,520	KRW	Goldman Sachs International	1/24/2018	(926)
	42,323	USD	47,782,563	KRW	State Street Bank and Trust Company	1/24/2018	(432)
	999,944	MXN	51,752	USD	Goldman Sachs International	1/24/2018	(321)
	49,247	NOK	6,257	USD	Citibank, N.A.	1/24/2018	(214)
	256,361	NOK	31,550	USD	Goldman Sachs International	1/24/2018	(95)
	419,439	NOK	52,743	USD	Goldman Sachs International	1/24/2018	(1,279)
	124,586	NOK	15,367	USD	JPMorgan Chase Bank N.A.	1/24/2018	(81)
	1,286,296	NOK	161,633	USD	Royal Bank of Canada	1/24/2018	(3,808)
	2,030,667	NOK	257,777	USD	Societe Generale	1/24/2018	(8,620)
	385,410	NOK	48,872	USD	State Street Bank and Trust Company	1/24/2018	(1,583)
	1,050,123	NOK	133,354	USD	State Street Bank and Trust Company	1/24/2018	(4,507)
	129,247	NZD	89,043	USD	Goldman Sachs International	1/24/2018	(724)
	103,722	NZD	72,117	USD	Goldman Sachs International	1/24/2018	(1,240)
	206,261	NZD	146,740	USD	Goldman Sachs International	1/24/2018	(5,794)
	239,012	NZD	171,601	USD	Goldman Sachs International	1/24/2018	(8,275)
	82,343	NZD	57,360	USD	Royal Bank of Canada	1/24/2018	(1,092)
	51,928	NZD	36,297	USD	State Street Bank and Trust Company	1/24/2018	(813)
	598,581	NZD	429,643	USD	State Street Bank and Trust Company	1/24/2018	(20,611)
	569,520	SEK	70,551	USD	Citibank, N.A.	1/24/2018	(2,158)
	505,705	SEK	60,818	USD	Goldman Sachs International	1/24/2018	(89)
	2,289,380	SEK	281,980	USD	Royal Bank of Canada	1/24/2018	(7,053)
	226,521	SEK	27,762	USD	State Street Bank and Trust Company	1/24/2018	(560)
	277,380	SEK	34,190	USD	State Street Bank and Trust Company	1/24/2018	(880)
	891,833	SEK	109,003	USD	State Street Bank and Trust Company	1/24/2018	(1,904)
							$(147,644)
Total							$8,350

AUD = Australian Dollar

CAD = Canadian Dollar

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

CHF = Swiss Franc

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

KRW = South Korean Won

MXN= Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

For the year ended October 31, 2017, the Fund's investments in forward contracts had an average notional value of $19,054,652.

Total return swap contracts ("total return swaps")

At October 31, 2017, the Fund had outstanding over-the-counter ("OTC") total return swaps as follows:

Long Total Return Swaps

Swap Counterparty	Reference Entity	Notional Amount(d)		Maturity Date	Variable-Rate(e)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	MSCI Europe ex UK Financials Index	EUR	84,006	9/15/2018	(0.18	)%(f)	$370	$(19)	$351

Short Total Return Swaps

	Swap Counterparty	Reference Entity	Notional Amount(d)		Maturity Date	Variable-Rate(e)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	Goldman Sachs International	MSCI Daily TR Gross Europe ex UK Index	EUR	(83,987)	9/15/2018	(0.18	)%(a)	$(1,442)	$(43)	$(1,485	)(c)
	Citibank, N.A.	MSCI U.S. REIT Gross TR Index		$(232,048)	1/15/2018	1.51	%(b)	3,555	22	3,577	(c)
Total								$2,113	$(21)	$2,092

(a)  Fund receives 3-month Euribor plus 0.15% upon termination. Payment frequency—upon termination. Fund pays return on reference entity. Payment frequency—upon termination.

(b)  Fund receives 3-month LIBOR plus 0.15% upon termination. Payment frequency—upon termination. Fund pays return on reference entity. Payment frequency—upon termination.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

(c)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board").

(d)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

  EUR = Euro

(e)  Effective rate at October 31, 2017.

(f)  Fund pays 3-month Euribor plus 0.15%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

For the year ended October 31, 2017, the average notional value of total return swaps was $50,831 for long positions and $(163,324) for short positions.

Written option contracts ("options written")

At October 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	2	$(51,506)	$256	11/3/2017	$(369)
S&P 500 Mini Index	6	(154,518)	257.5	11/3/2017	(435)
S&P 500 Mini Index	3	(77,259)	258	11/3/2017	(142)
S&P 500 Mini Index	1	(25,753)	259	11/3/2017	(0	)(a)(b)
S&P 500 Mini Index	21	(540,813)	260	11/10/2017	(441)
S&P 500 Mini Index	21	(540,813)	260	11/17/2017	(935)
S&P 500 Mini Index	14	(360,542)	260	11/24/2017	(791)
S&P 500 Mini Index	5	(128,765)	262.5	11/24/2017	(115)
S&P 500 Mini Index	2	(51,506)	262	11/24/2017	(34	)(a)(b)
S&P 500 Mini Index	9	(231,777)	262.5	12/1/2017	(252	)(a)(b)
Total (premiums received: $2,909)					$(3,514)
Puts
Index
S&P 500 Mini Index	5	$(128,765)	$252	11/3/2017	$(35)
S&P 500 Mini Index	1	(25,753)	247.5	11/10/2017	(15)
S&P 500 Mini Index	14	(360,542)	249	11/10/2017	(238)
S&P 500 Mini Index	6	(154,518)	250	11/10/2017	(147)
S&P 500 Mini Index	10	(257,530)	250	11/17/2017	(450)
S&P 500 Mini Index	14	(360,542)	251	11/17/2017	(721)
S&P 500 Mini Index	16	(412,048)	251	11/24/2017	(1,080)
S&P 500 Mini Index	3	(77,259)	252	11/24/2017	(231)
S&P 500 Mini Index	3	(77,259)	252.5	11/24/2017	(248)
S&P 500 Mini Index	5	(128,765)	252.5	12/1/2017	(580)
S&P 500 Mini Index	10	(257,530)	253	12/1/2017	(1,225)
Total (premiums received: $9,924)					$(4,970)
Total Options Written (premiums received: $12,833)					$(8,484)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

(a)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board.

(b)  Value determined using significant unobservable inputs.

For the year ended October 31, 2017, the Fund had an average market value of $(10,099) in options written. The Fund had securities pledged in the amount of $661,968 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1		Level 2	Level 3	Total
Investments:
Common Stocks
Airlines	$15		$2	$—	$17
Auto Components	22		2	—	24
Automobiles	16		8	—	24
Chemicals	117		74	—	191
Diversified Telecommunication Services	157		4	—	161
Hotels, Restaurants & Leisure	135		1	—	136
Insurance	260		122	—	382
Media	100		1	—	101
Wireless Telecommunication Services	56		1	—	57
Other Common Stocks(a)	6,612		—	—	6,612
Total Common Stocks	7,490		215	—	7,705
Convertible Preferred Stocks(a)	44		—	—	44
Preferred Stocks(a)	275		—	—	275
Convertible Bonds(a)	—		171	—	171
Corporate Bonds(a)	—		2,467	—	2,467
Mortgage-Backed Securities(a)	—		2,973	—	2,973
U.S. Treasury Obligations	—		2,864	—	2,864
U.S. Government Agency Securities	—		203	—	203
Asset-Backed Securities	—		733	—	733
Foreign Government Security	—		130	—	130
Exchange Traded Funds	802		—	—	802
Master Limited Partnerships(a)	702		—	—	702
Investment Companies	—		4,730	—	4,730
Rights(a)	0	(b)	—	—	0	(b)
Short-Term Investment	—		969	—	969
Total Investments	$9,313		$15,455	$—	$24,768

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one thousand.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

As of the year ended October 31, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, approximately $152,410 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of October 31, 2017, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(c)		Total
Futures(a)
Assets	$91	$—	$—		$91
Liabilities	(67)	—	—		(67)
Forward Contracts(a)
Assets	—	156	—		156
Liabilities	—	(148)	—		(148)
Swaps
Assets	—	4	—		4
Liabilities	—	(2)	—		(2)
Options Written
Liabilities	(8)	—	(0	)(b)	(8)
Total	$16	$10	$(0	)(b)	$26

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  Amount less than one thousand.

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016		Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases		Sales		Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Other Financial Instruments:
(000's omitted)
Options Written(d)	$(0	)(e)	$—	$1	$(1)	$0	(e)	$(0	)(e)	$—	$—	$(0	)(e)	$0	(e)
Total	$(0	)(e)	$—	$1	$(1)	$0	(e)	$(0	)(e)	$—	$—	$(0	)(e)	$0	(e)

(d)  As of the year ended October 31, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(e)  Amount less than one thousand.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligation 7.6%
$9,500	U.S.Treasury Bill, 0.85%, due 1/11/18 (Cost $9,480)	$9,480	(a)
Asset-Backed Securities 17.4%
	Ally Auto Receivables Trust
49	Ser. 2016-3, Class A2, 1.19%, due 12/17/18	49
2,230	Ser. 2017-3, Class A2, 1.53%, due 3/16/20	2,229
691	Ser. 2016-1, Class A3, 1.47%, due 4/15/20	691
1,160	American Express Credit Account Master Trust, Ser. 2013-1, Class A, 1 month USD LIBOR + 0.42%, (1.66%), due 2/16/21	1,163	(b)
1,434	BMW Vehicle Lease Trust, Ser. 2017-1, Class A2, 1.64%, due 7/22/19	1,434
498	BMW Vehicle Owner Trust, Ser. 2016-A, Class A2A, 0.99%, due 5/28/19	497
600	Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Class A2A, 1.77%, due 12/19/19	600	(c)
2,100	Chase Issuance Trust, Ser. 2015-A1, Class A1, 1 month USD LIBOR + 0.32%, (1.56%), due 2/18/20	2,102	(b)
	Citibank Credit Card Issuance Trust
445	Ser. 2013-A2, Class A2, 1 month USD LIBOR + 0.28%, (1.52%), due 5/26/20	446	(b)
1,125	Ser. 2017-A1, Class A1, 1 month USD LIBOR + 0.25%, (1.49%), due 1/19/21	1,127	(b)
	Ford Credit Auto Owner Trust
363	Ser. 2016-C, Class A2A, 1.04%, due 9/15/19	362
575	Ser. 2017-A, Class A2A, 1.33%, due 12/15/19	574
1,310	GM Financial Consumer Automobile Receivables Trust, Ser. 2017-3A, Class A2A, 1.71%, due 9/16/20	1,309	(c)
	Honda Auto Receivables Owner Trust
103	Ser. 2016-2, Class A2, 1.13%, due 9/17/18	103
1,100	Ser. 2017-3, Class A2, 1.57%, due 1/21/20	1,099
516	Huntington Auto Trust, Ser. 2016-1, Class A2, 1.29%, due 5/15/19	516
120	Hyundai Auto Receivables Trust, Ser. 2016-A, Class A2A, 1.21%, due 6/17/19	120
596	Mercedes-Benz Auto Receivables Trust, Ser. 2016-1, Class A2A, 1.11%, due 3/15/19	596
519	Navient Student Loan Trust, Ser. 2016-3A, Class A1, 1 month USD LIBOR + 0.60%, (1.84%), due 6/25/65	520	(b)(c)
	Nissan Auto Receivables Owner Trust
98	Ser. 2016-B, Class A2A, 1.05%, due 4/15/19	98
489	Ser. 2016-C, Class A2A, 1.07%, due 5/15/19	489
1,350	Ser. 2017-B, Class A2A, 1.56%, due 5/15/20	1,349
	Securitized Term Auto Receivables Trust
407	Ser. 2017-1A, Class A2A, 1.51%, due 4/25/19	407	(c)
480	Ser. 2017-2A, Class A2A, 1.78%, due 1/27/20	480	(c)(d)
	Toyota Auto Receivables Owner Trust
135	Ser. 2016-C, Class A2A, 1.00%, due 1/15/19	135
82	Ser. 2015-A, Class A3, 1.12%, due 2/15/19	82
1,850	Ser. 2017-C, Class A2A, 1.58%, due 7/15/20	1,848
1,480	World Omni Auto Receivables Trust, Ser.2017-B, Class A2A, 1.61%, due 2/16/21	1,478
	Total Asset-Backed Securities (Cost $21,914)	21,903
Corporate Bonds 54.5%
Agriculture 1.6%
1,980	BAT Capital Corp., 3 month USD LIBOR + 0.59%, (1.91%), due 8/14/20	1,990	(b)(c)
See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Auto Manufacturers 4.1%
	American Honda Finance Corp.
$785	3 month USD LIBOR + 0.34%, (1.65%), due 2/14/20	$788	(b)
520	3 month USD LIBOR + 0.27%, (1.63%), due 7/20/20	522	(b)
520	Daimler Finance N.A. LLC, 3 month USD LIBOR + 0.25%, (1.56%), due 11/5/18	520	(b)(c)
2,165	Ford Motor Credit Co. LLC, 3 month USD LIBOR + 0.94%, (2.29%), due 1/9/18	2,168	(b)
	Toyota Motor Credit Corp.
335	3 month USD LIBOR + 0.82%, (2.14%), due 2/19/19	338	(b)
880	3 month USD LIBOR + 0.26%, (1.61%), due 4/17/20	882	(b)
		5,218
Banks 16.2%
2,735	Bank of America Corp., 3 month USD LIBOR + 0.87%, (2.21%), due 4/1/19	2,759	(b)
1,945	Capital One Financial Corp., 3 month USD LIBOR + 0.76%, (2.07%), due 5/12/20	1,961	(b)
2,060	Citigroup, Inc., 3 month USD LIBOR + 0.79%, (2.14%), due 1/10/20	2,077	(b)
2,775	Goldman Sachs Group, Inc., 3 month USD LIBOR + 1.16%, (2.52%), due 4/23/20	2,823	(b)
2,740	JPMorgan Chase & Co., 3 month USD LIBOR + 0.96%, (2.32%), due 1/23/20	2,781	(b)
2,855	Morgan Stanley, 3 month USD LIBOR + 0.80%, (2.11%), due 2/14/20	2,869	(b)
675	U.S. Bank N.A., 3 month USD LIBOR + 0.32%, (1.68%), due 1/24/20	677	(b)
2,635	Wells Fargo & Co., Ser. N, 3 month USD LIBOR + 0.68%, (2.06%), due 1/30/20	2,662	(b)
1,705	Westpac Banking Corp., 3 month USD LIBOR + 0.43%, (1.75%), due 3/6/20	1,711	(b)
		20,320
Beverages 2.0%
2,555	Anheuser-Busch InBev Worldwide, Inc., 3 month USD LIBOR + 0.69%, (2.07%), due 8/1/18	2,568	(b)
Biotechnology 1.2%
1,480	Gilead Sciences, Inc., 3 month USD LIBOR + 0.17%, (1.50%), due 9/20/18	1,481	(b)
Commercial Services 0.7%
940	Moody's Corp., 3 month USD LIBOR + 0.35%, (1.67%), due 9/4/18	942	(b)
Computers 0.4%
450	Apple, Inc., 3 month USD LIBOR + 0.82%, (2.13%), due 2/22/19	455	(b)
Diversified Financial Services 1.7%
835	AIG Global Funding, 3 month USD LIBOR + 0.48%, (1.82%), due 7/2/20	837	(b)(c)
1,330	American Express Co., 3 month USD LIBOR + 0.33%, (1.71%), due 10/30/20	1,329	(b)
		2,166
Electric 2.9%
1,890	Dominion Energy, Inc., 3 month USD LIBOR + 0.55%, (1.87%), due 6/1/19	1,896	(b)(c)
1,250	Duke Energy Progress LLC, 3 month USD LIBOR + 0.20%, (1.52%), due 11/20/17	1,250	(b)
500	Southern Power Co., 1.85%, due 12/1/17	500
		3,646

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Insurance 1.1%
$470	Berkshire Hathaway Finance Corp., 3 month USD LIBOR + 0.69%, (2.01%), due 3/15/19	$475	(b)
870	Principal Life Global Funding II, 3 month USD LIBOR + 0.30%, (1.62%), due 5/21/18	871	(b)(c)
		1,346
Machinery—Construction & Mining 1.9%
	Caterpillar Financial Services Corp.
1,100	3 month USD LIBOR + 0.25%, (1.57%), due 11/20/17	1,100	(b)
1,250	3 month USD LIBOR + 0.70%, (2.01%), due 2/23/18	1,253	(b)
		2,353
Machinery-Diversified 1.8%
2,230	John Deere Capital Corp., 3 month USD LIBOR + 0.29%, (1.61%), due 6/22/20	2,233	(b)
Media 2.0%
2,560	NBCUniversal Enterprise, Inc., 3 month USD LIBOR + 0.69%, (2.04%), due 4/15/18	2,568	(b)(c)
Miscellaneous Manufacturer 3.5%
2,370	General Electric Co., 3 month USD LIBOR + 0.27%, (1.58%), due 8/7/18	2,373	(b)
1,965	Siemens Financieringsmaatschappij NV, 3 month USD LIBOR + 0.34%, (1.66%), due 3/16/20	1,972	(b)(c)
		4,345
Oil & Gas 6.3%
2,355	BP Capital Markets PLC, 3 month USD LIBOR + 0.35%, (1.66%), due 8/14/18	2,361	(b)
1,350	Chevron Corp., 3 month USD LIBOR + 0.17%, (1.49%), due 3/2/18	1,351	(b)
1,525	Exxon Mobil Corp., 3 month USD LIBOR + 0.60%, (1.92%), due 2/28/18	1,528	(b)
	Total Capital Int'l SA
2,075	3 month USD LIBOR + 0.57%, (1.88%), due 8/10/18	2,083	(b)
620	3 month USD LIBOR + 0.35%, (1.67%), due 6/19/19	622	(b)
		7,945
Real Estate Investment Trusts 2.2%
2,710	Simon Property Group L.P., 1.50%, due 2/1/18	2,710	(c)
Semiconductors 0.8%
1,000	QUALCOMM, Inc., 3 month USD LIBOR + 0.36%, (1.68%), due 5/20/19	1,004	(b)
Telecommunications 4.1%
2,500	AT&T, Inc., 3 month USD LIBOR + 0.93%, (2.26%), due 6/30/20	2,536	(b)
2,575	Verizon Communications, Inc., 3 month USD LIBOR + 0.55%, (1.86%), due 5/22/20	2,591	(b)
		5,127
	Total Corporate Bonds (Cost $68,304)	68,417

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Short-Term Investments 14.5%
Investment Companies 14.5%
5,100,140	State Street Institutional Treasury Money Market Fund Premier Class, 0.94%	$5,100	(e)(f)
13,072,129	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96%	13,072	(e)(f)(g)
	Total Short-Term Investments (Cost $18,172)	18,172
	Total Investments 94.0% (Cost $117,870)	117,972
	Other Assets Less Liabilities 6.0%	7,525	(h)
	Net Assets 100.0%	$125,497

(a)  Rate shown was the discount rate at the date of purchase.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR (USD) - London Interbank Offered Rate

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $16,680,000, which represents 13.3% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Value determined using significant unobservable inputs.

(e)  Represents 7-day effective yield as of October 31, 2017.

(f)  All or a portion of this security is segregated in connection with obligations for futures with a total value of approximately $18,172,000.

(g)  All or a portion represents positions held by the Neuberger Berman Cayman Commodity Fund I Ltd., a wholly owned subsidiary (the "RBCS Subsidiary").

(h)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures(a) for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	33	Feeder Cattle	$2,630,513	$194,980
12/2017	151	WTI Crude Oil	8,211,380	486,949
12/2017	101	Natural Gas	2,924,960	(289,318)
12/2017	107	New York Harbor ULSD	8,450,967	1,182,020
12/2017	108	RBOB Gasoline	7,858,620	1,282,139
12/2017	86	Cotton No.2	2,940,340	(139,405)
12/2017	79	Low Sulphur Gasoil	4,327,225	555,978
12/2017	82	Cocoa	1,717,080	52,072
12/2017	510	Corn	8,816,625	(931,910)
12/2017	172	Hard Red Winter Wheat	3,581,900	(635,778)
12/2017	126	Lean Hogs	3,427,200	485,128
12/2017	152	Soybean Meal	4,739,360	(164,981)
12/2017	100	Soybean Oil	2,085,000	60,354
12/2017	141	Wheat	2,950,425	(577,503)
12/2017	26	Coffee 'C'	1,219,725	(141,015)
12/2017	72	Lead	4,336,200	162,823
12/2017	67	Nickel	4,935,555	136,886
12/2017	45	Primary Aluminum	2,421,562	51,396
12/2017	58	Zinc	4,770,500	293,876
12/2017	68	High Grade Copper	5,271,700	329,133
12/2017	83	Gold 100 Oz.	10,545,150	(22,553)
12/2017	58	Silver	4,840,970	(168,409)
12/2017	67	Live Cattle	3,366,750	332,076
1/2018	140	Platinum	6,437,200	(648,789)
2/2018	138	Brent Crude Oil	8,371,080	381,817
2/2018	81	Sugar 11	1,337,213	15,246
3/2018	74	Soybean	3,681,500	(24,456)
Total Long Positions			$126,196,700	$2,258,756

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	1	Lead	$(60,225)	$869
12/2017	1	Nickel	(73,665)	(5,091)
12/2017	7	Primary Aluminum	(376,687)	(392)
12/2017	3	Zinc	(246,750)	(8,194)
Total Short Positions			$(757,327)	$(12,808)
Total Futures				$2,245,948

(a)  Commodity futures are held by the RBCS Subsidiary, a wholly-owned subsidiary of the Fund. See Note A in the Notes to Financial Statements.

At October 31, 2017, the Fund had $5,532,178 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2017, the average notional value of futures for the Fund was $110,096,585 for long positions and $(7,443,781) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
U.S. Treasury Obligation	$—	$9,480	$—	$9,480
Asset-Backed Securities	—	21,423	480	21,903
Corporate Bonds(a)	—	68,417	—	68,417
Short-Term Investments	—	18,172	—	18,172
Total Investments	$—	$117,492	$480	$117,972

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
(000's omitted)
Asset-Backed Securities(c)	$—	$—	$—	$—	$480	$—	$—	$—	$480	$—
Total	$—	$—	$—	$—	$480	$—	$—	$—	$480	$—

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$6,004	$—	$—	$6,004
Liabilities	(3,758)	—	—	(3,758)
Total	$2,246	$—	$—	$2,246

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 97.8%
	U.S. Treasury Notes
$200	0.63%, due 11/30/17	$200
29,300	0.88%, due 6/15/19—9/15/19	28,942	(a)
51,700	1.00%, due 12/15/17—3/15/19	51,488	(a)
10,500	1.13%, due 6/15/18	10,485
11,400	1.25%, due 12/15/18	11,367	(a)
22,700	1.38%, due 12/15/19—9/15/20	22,545
9,000	1.50%, due 6/15/20	8,954
31,200	1.63%, due 3/15/20—6/30/20	31,152
	Total U.S. Treasury Obligations (Cost $165,719)	165,133
NUMBER OF SHARES
Short-Term Investment 3.3%
Investment Company 3.3%
5,531,761	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $5,532)	5,532	(b)(c)
	Total Investments 101.1% (Cost $171,251)	170,665
	Liabilities Less Other Assets (1.1)%	(1,837	)(d)
	Net Assets 100.0%	$168,828

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $5,532,000.

(c)  Represents 7-day effective yield as of October 31, 2017.

(d)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (cont'd)

Derivative Instruments

Written option contracts ("options written")

At October 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
Russell 2000 Index	4	$(601,109)	$1,490	11/3/2017	$(1,620)
Russell 2000 Index	21	(3,155,823)	1,500	11/3/2017	(15,330)
Russell 2000 Index	11	(1,653,050)	1,510	11/3/2017	(13,750)
Russell 2000 Index	3	(450,832)	1,505	11/3/2017	(2,895)
Russell 2000 Index	36	(5,409,983)	1,500	11/10/2017	(45,540)
Russell 2000 Index	5	(751,387)	1,510	11/10/2017	(8,725)
Russell 2000 Index	2	(300,555)	1,500	11/17/2017	(3,240)
Russell 2000 Index	4	(601,109)	1,495	11/17/2017	(5,700)
Russell 2000 Index	20	(3,005,546)	1,490	11/17/2017	(24,900)
Russell 2000 Index	19	(2,855,269)	1,505	11/24/2017	(39,710)
Russell 2000 Index	15	(2,254,160)	1,500	11/24/2017	(28,125)
Russell 2000 Index	1	(150,277)	1,490	11/24/2017	(1,505)
Russell 2000 Index	7	(1,051,941)	1,495	11/24/2017	(11,725)
Russell 2000 Index	1	(150,277)	1,490	12/1/2017	(1,790)
Russell 2000 Index	18	(2,704,991)	1,500	12/1/2017	(39,150)
S&P 500 Index	11	(2,832,786)	2,530	11/3/2017	(990)
S&P 500 Index	24	(6,180,624)	2,540	11/3/2017	(3,000)
S&P 500 Index	16	(4,120,416)	2,550	11/3/2017	(3,000)
S&P 500 Index	1	(257,526)	2,545	11/3/2017	(153)
S&P 500 Index	46	(11,846,196)	2,570	11/3/2017	(23,690)
S&P 500 Index	38	(9,785,988)	2,545	11/10/2017	(19,570)
S&P 500 Index	44	(11,331,144)	2,550	11/10/2017	(25,740)
S&P 500 Index	53	(13,648,878)	2,555	11/10/2017	(35,775)
S&P 500 Index	45	(11,588,670)	2,555	11/17/2017	(48,375)
S&P 500 Index	17	(4,377,942)	2,550	11/17/2017	(16,660)
S&P 500 Index	18	(4,635,468)	2,560	11/17/2017	(21,420)
S&P 500 Index	56	(14,421,456)	2,565	11/17/2017	(74,200)
S&P 500 Index	10	(2,575,260)	2,565	11/24/2017	(15,750)
S&P 500 Index	31	(7,983,306)	2,570	11/24/2017	(53,475)
S&P 500 Index	7	(1,802,682)	2,550	11/24/2017	(8,505)
S&P 500 Index	29	(7,468,254)	2,560	11/24/2017	(41,615)
S&P 500 Index	61	(15,709,086)	2,575	11/24/2017	(116,205)
S&P 500 Index	46	(11,846,196)	2,575	12/1/2017	(107,180)
S&P 500 Index	3	(772,578)	2,570	12/1/2017	(6,450)
Total Options Written (premiums received: $1,328,909)					$(865,458)

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (cont'd)

For the year ended October 31, 2017, the Fund had an average market value of $(651,302) in options written. The Fund had securities pledged in the amount of $27,632,440 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$165,133	$—	$165,133
Short-Term Investment	—	5,532	—	5,532
Total Investments	$—	$170,665	$—	$170,665

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(865)	$—	$—	$(865)
Total	$(865)	$—	$—	$(865)

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds
(000's omitted except per share amounts)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND**	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$10,988	$12,509	$3,054,931	$26,775	$20,038	$117,972	$170,665
Affiliated issuers(b)	11,005	—	—	—	4,730	—	—
	21,993	12,509	3,054,931	26,775	24,768	117,972	170,665
Cash	1	2	1,468	—	1	600	—
Foreign currency(c)	1	—	—	152	3	—	—
Cash collateral segregated for short sales (Note A)	—	—	521,682	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	157	—	17,952	54	184	5,532	—
Cash collateral segregated for swap contracts (Note A)	—	—	8,300	790	—	—	—
Receivable from broker	—	—	—	65	—	—	—
Dividends and interest receivable	46	33	5,822	394	80	210	522
Receivable for securities sold	189	—	17,320	741	191	3,330	77
Receivable for Fund shares sold	45	119	10,366	—	125	127	2,098
Receivable from Management—net (Note B)	6	—	—	32	29	47	—
Receivable for variation margin on futures contracts (Note A)	37	—	—	78	76	1,697	—
Receivable for variation margin on centrally cleared swap contracts(f)	—	—	—	33	—	—	—
OTC swap contracts, at value (Note A)(g)	2	—	2,012	175	4	—	—
Receivable for forward foreign currency contracts (Note A)	177	—	—	2	156	—	—
Prepaid expenses and other assets	21	51	165	17	17	32	42
Total Assets	22,675	12,714	3,640,018	29,308	25,634	129,547	173,404
Liabilities
Investments sold short, at value(d) (Note A)	—	—	514,058	—	—	—	—
OTC swap contracts, at value(g) (Note A)	1	—	4,202	135	2	—	—
Dividends and interest payable for short sales and reverse repurchase agreements	—	—	1,281	—	—	—	—
Payable to investment manager—net (Notes A & B)	—	3	2,815	18	7	52	62
Option contracts written, at value(e) (Note A)	8	29	8,341	—	8	—	865
Due to custodian	—	—	—	1,433	—	—	—
Payable for securities purchased	1,296	1,987	13,355	1,884	2,458	3,744	3,484
Payable for Fund shares redeemed	26	—	2,393	6	23	68	—
Payable to administrator—net (Note B)	36	11	514	—	—	—	60
Payable to trustees	2	2	2	2	2	2	2
Payable for variation margin on futures contracts (Note A)	—	—	1,609	—	—	—	—
Payable for forward foreign currency contracts (Note A)	162	—	—	—	148	—	—
Distributions payable	—	—	—	—	10	—	—
Accrued expenses and other payables	219	78	138	115	196	184	103
Total Liabilities	1,750	2,110	548,708	3,593	2,854	4,050	4,576
Net Assets	$20,925	$10,604	$3,091,310	$25,715	$22,780	$125,497	$168,828

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted except per share amounts)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND**	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Net Assets consist of:
Paid-in capital	$18,297	$10,509	$2,712,962	$26,615	$21,999	$123,204	$159,242
Undistributed net investment income (loss)	176	6	(6,496)	—	—	29	73
Distributions in excess of net investment income	—	—	—	(94)	(88)	—	—
Accumulated net realized gains (losses) on investments	642	100	(31,198)	(941)	(154)	(84)	9,635
Net unrealized appreciation (depreciation) in value of investments	1,810	(11)	416,042	135	1,023	2,348	(122)
Net Assets	$20,925	$10,604	$3,091,310	$25,715	$22,780	$125,497	$168,828
Net Assets
Institutional Class	$13,869	$8,561	$2,853,025	$15,654	$17,348	$83,095	$152,006
Class A	3,880	26	145,556	3,028	600	42,373	4,075
Class C	3,176	35	92,729	1,006	733	29	522
Class R6	—	1,982	—	6,027	4,099	—	12,225
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,142	337	200,833	1,622	1,704	13,071	13,413
Class A	323	1	10,428	314	59	6,794	360
Class C	272	1	6,929	104	72	5	46
Class R6	—	78	—	624	403	—	1,078
Net Asset Value, offering and redemption price per share
Institutional Class	$12.14	$25.41	$14.21	$9.65	$10.18	$6.36	$11.33
Class R6	—	$25.41	—	9.65	10.18	—	11.34
Net Asset Value and redemption price per share
Class A	$12.04	$25.41	$13.96	$9.65	$10.18	$6.24	$11.33
Offering Price per share
Class A‡	$12.77	$26.96	$14.81	$10.08	$10.63	$6.62	$12.02
Net Asset Value and offering price per share
Class C^	$11.66	$25.33	$13.38	$9.64	$10.18	$5.95	$11.24
*Cost of Investments:
(a) Unaffiliated issuers	$10,243	$12,541	$2,587,711	$26,693	$19,127	$117,870	$171,251
(b) Affiliated issuers	9,968	—	—	—	4,657	—	—
Total cost of investments	$20,211	$12,541	$2,587,711	$26,693	$23,784	$117,870	$171,251
(c) Total cost of foreign currency	$—	$—	$—	$154	$3	$—	$—
(d) Proceeds from investments sold short	$—	$—	$485,670	$—	$—	$—	$—
(e) Premium received from option contracts written	$12	$50	$8,101	$—	$13	$—	$1,329
(f) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$(265)	$—	$—	$—
(g) Unamortized upfront receipts on OTC swap contracts	$—	$—	$—	$(39)	$—	$—	$—

**  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds
(000's omitted)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Year Ended October 31, 2017	Period from April 12, 2017 (Commencement of Operations) to October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$153	$—	$32,231	$53	$356	$—	$—
Dividend income—affiliated issuers (Note F)	210	—	—	—	285	—	—
Interest income—unaffiliated issuers	89	43	17,903	1,379	156	1,232	1,160
Foreign taxes withheld (Note A)	(6)	—	(472)	—	(7)	—	—
Total income	$446	$43	$49,662	$1,432	$790	$1,232	$1,160
Expenses:
Investment management fees (Note B)	122	15	28,670	225	94	572	456
Administration fees (Note B)	8	1	960	12	8	38	31
Administration fees (Note B):
Institutional Class	14	3	2,615	20	18	73	108
Class A	10	—	351	6	1	85	5
Class C	8	—	225	2	1	—	—
Class R6	—	1	—	2	2	—	4
Distribution fees (Note B):
Class A	11	—	402	7	1	95	5
Class C	39	—	1,030	10	7	1	2
Shareholder servicing agent fees:
Institutional Class	—	—	207	—	—	1	1
Class A	1	—	11	—	1	6	—
Class C	1	—	3	—	—	1	—
Organization expense (Note A)	—	92	—	—	—	—	—
RBCS Subsidiary Administration Fees	—		—	—	—	—	50
Audit fees	70	25	36	58	71	81	45
Custodian and accounting fees	284	34	409	81	249	81	78
Insurance expense	1	—	89	1	1	3	—
Legal fees	98	32	125	108	97	110	82
Registration and filing fees	64	31	213	59	46	62	120
Shareholder reports	4	5	216	—	—	6	10
Trustees' fees and expenses	44	23	54	44	44	44	40
Dividend and interest expense on securities sold short and reverse repurchase agreements (Note A)	8	—	12,284	11	—	—	—
Interest expense	—	—	2	1	—	1	—
Miscellaneous	37	6	201	1	2	43	7
Total expenses	824	268	48,103	648	643	1,353	994

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Year Ended October 31, 2017	Period from April 12, 2017 (Commencement of Operations) to October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017
Expenses reimbursed by Management (Note B)	(588)	(246)	—	(281)	(497)	(343)	(330)
Investment management fees waived (Note A)	(71)	—	—	—	(33)	—	—
Custodian out-of-pocket expenses refunded (Note G)	—	—	(5)	—	—	—	—
Total net expenses	165	22	48,098	367	113	1,010	664
Net investment income (loss)	$281	$21	$1,564	$1,065	$677	$222	$496
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Transactions in investment securities of unaffiliated issuers	640	(27)	146,844	289	75	14	(13)
Transactions in investment securities of affiliated issuers	279	—	—	—	24	—	—
Realized gain distributions from affiliated issuers	83	—	—	—	—	—	—
Closed short positions of unaffiliated issuers	(134)	—	(15,828)	—	—	—	—
Settlement of forward foreign currency contracts	(5)	—	—	(21)	5	—	—
Settlement of foreign currency transactions	42	—	13	3	34	—	—
Expiration or closing of futures contracts	83	—	(62,300)	23	90	4,073	—
Expiration or closing of option contracts written and swaptions written	87	127	11,532	14	109	—	10,210
Expiration or closing of swap contracts	1	—	(19,599)	22	(6)	—	—
Net increase from payments by affiliates (Note B)	—	—	37	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Investment securities of unaffiliated issuers	597	(32)	262,312	70	867	49	(569)
Investment securities of affiliated issuers	1,135	—	—	—	50	—	—
Short positions of unaffiliated issuers	(51)	—	(22,962)	—	—	—	—
Forward foreign currency contracts	40	—	—	(5)	30	—	—
Foreign currency translations	—	—	—	—	1	—	—
Futures contracts	19	—	(33,546)	(66)	43	1,581	—
Option contracts and swaptions written	2	21	(2,147)	—	1	—	522
Swap contracts	1	—	3,023	40	2	—	—
Net gain (loss) on investments	2,819	89	267,379	369	1,325	5,717	10,150
Net increase (decrease) in net assets resulting from operations	$3,100	$110	$268,943	$1,434	$2,002	$5,939	$10,646

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	GLOBAL ALLOCATION FUND		HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND		LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND		RISK BALANCED COMMODITY STRATEGY FUND[a]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Period from April 12, 2017 (Commencement of Operations) to October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$281	$125	$21	$1,564	$(8,766)	$1,065	$486	$677	$518	$222	$(463)
Net realized gain (loss) on investments (Note A)	1,076	(149)	100	60,662	(94,760)	330	(926)	331	(383)	4,087	(1,428)
Net increase from payments by affiliates (Note B)	—	—	—	37	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	1,743	35	(11)	206,680	80,504	39	432	994	778	1,630	201
Net increase (decrease) in net assets resulting from operations	3,100	11	110	268,943	(23,022)	1,434	(8)	2,002	913	5,939	(1,690)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(44)	—	(11)	—	(361)	(659)	(499)	(548)	(344)	—	—
Class A	—	—	(0)	—	—	(100)	(21)	(18)	(14)	—	—
Class C	—	—	—	—	—	(28)	(11)	(16)	(10)	—	—
Class R6	—	—	(6)	—	—	(251)	(102)	(142)	(122)	—	—
Net realized gain on investments:
Institutional Class	—	(16)	—	—	—	—	—	—	—	—	—
Class A	—	(14)	—	—	—	—	—	—	—	—	—
Class C	—	(13)	—	—	—	—	—	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	(16)	(104)	—	—
Class A	—	—	—	—	—	—	—	(1)	(5)	—	—
Class C	—	—	—	—	—	—	—	(1)	(4)	—	—
Class R6	—	—	—	—	—	—	—	(4)	(36)	—	—
Total distributions to shareholders	(44)	(43)	(17)	—	(361)	(1,038)	(633)	(746)	(639)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	6,799	3,603	8,498	1,209,220	858,721	5,003	7,628	5,407	1,594	45,513	27,038
Class A	1,344	1,982	25	46,543	45,394	2,136	135	11	122	16,494	16,243
Class C	215	826	35	8,792	9,572	25	25	59	206	—	135
Class R6	—	—	1,950	—	—	220	1,353	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	44	16	11	—	185	660	399	564	306	—	—
Class A	—	14	—	—	—	65	7	3	5	—	—
Class C	—	12	—	—	—	1	3	5	4	—	—
Class R6	—	—	—	—	—	56	29	—	44	—	—
Payments for shares redeemed:
Institutional Class	(4,963)	(2,526)	(8)	(672,348)	(1,488,015)	(12,619)	(7,971)	(1,978)	(279)	(15,387)	(9,690)
Class A	(4,053)	(4,077)	—	(124,652)	(196,288)	(207)	(423)	(11)	(51)	(9,373)	(17,175)
Class C	(2,268)	(2,625)	—	(43,665)	(79,785)	(11)	(33)	(13)	(47)	(57)	(2,899)
Class R6	—	—	—	—	—	(473)	(14)	—	(32)	—	—
Net increase (decrease) from Fund share transactions	(2,882)	(2,775)	10,511	423,890	(850,216)	(5,144)	1,138	4,047	1,872	37,190	13,652
Net Increase (Decrease) in Net Assets	174	(2,807)	10,604	692,833	(873,599)	(4,748)	497	5,303	2,146	43,129	11,962
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	GLOBAL ALLOCATION FUND		HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND		LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND		RISK BALANCED COMMODITY STRATEGY FUND[a]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Period from April 12, 2017 (Commencement of Operations) to October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Assets:
Beginning of year	20,751	23,558	—	2,398,477	3,272,076	30,463	29,966	17,477	15,331	82,368	70,406
End of year	$20,925	$20,751	$10,604	$3,091,310	$2,398,477	$25,715	$30,463	$22,780	$17,477	$125,497	$82,368
Undistributed net investment income (loss) at end of year	$176	$15	$6	$—	$—	$—	$—	$—	$6	$29	$(268)
Distributions in excess of net investment income at end of year	$—	$—	$—	$(6,496)	$(9,127)	$(94)	$(63)	$(88)	$—	$—	$—

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Alternative Funds
(000's omitted)

	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Year Ended October 31, 2017	Period from September 16, 2016 (Commencement of Operations) to October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$496	$6
Net realized gain (loss) on investments (Note A)	10,197	161
Net increase from payments by affiliates (Note B)	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(47)	(75)
Net increase (decrease) in net assets resulting from operations	10,646	92
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(385)	—
Class A	(2)	—
Class C	—	—
Class R6	(45)	—
Net realized gain on investments:
Institutional Class	(87)	—
Class A	(2)	—
Class C	(0)	—
Class R6	(14)	—
Tax return of capital
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R6	—	—
Total distributions to shareholders	(535)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	137,312	21,148
Class A	3,952	422
Class C	403	102
Class R6	10,681	4,770
Proceeds from reinvestment of dividends and distributions:
Institutional Class	471	—
Class A	3	—
Class C	—	—
Class R6	54	—
Payments for shares redeemed:
Institutional Class	(15,953)	—
Class A	(503)	—
Class C	(2)	—
Class R6	(4,235)	—
Net increase (decrease) from Fund share transactions	132,183	26,442
Net Increase (Decrease) in Net Assets	142,294	26,534

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Year Ended October 31, 2017	Period from September 16, 2016 (Commencement of Operations) to October 31, 2016
Net Assets:
Beginning of year	26,534	—
End of year	$168,828	$26,534
Undistributed net investment income (loss) at end of year	$73	$8
Distributions in excess of net investment income at end of year	$—	$—

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Notes to Financial Statements Alternative Fundsß

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Hedged Option Premium Strategy Fund ("Hedged Option Premium Strategy"), Neuberger Berman Long Short Fund ("Long Short"), Neuberger Berman Long Short Credit Fund ("Long Short Credit"), Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income"), Neuberger Berman Risk Balanced Commodity Strategy Fund ("Risk Balanced Commodity Strategy") and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy"), (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation, Long Short and Risk Balanced Commodity Strategy became diversified in December 2013, December 2014 and August 2015, respectively). Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy are each diversified. U.S. Equity Index PutWrite Strategy had no operations until September 16, 2016, other than matters relating to its organization and its registration of shares under the 1933 Act. Hedged Option Premium Strategy had no operations until April 12, 2017, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Risk Balanced Commodity Strategy invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "RBCS Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the RBCS Subsidiary with the intent that Risk Balanced Commodity Strategy will remain the sole shareholder of the RBCS Subsidiary. The RBCS Subsidiary is governed by its own Board of Directors.

As of October 31, 2017, the value of Risk Balanced Commodity Strategy's investment in the RBCS Subsidiary was as follows:

Investment in RBCS Subsidiary	Percentage of Net Assets
$19,533,243	15.6%

ß Consolidated Notes to Financial Statements for Risk Balanced Commodity Strategy

The Consolidated Financial Statements include all investments and other accounts of the RBCS Subsidiary as if held directly by Risk Balanced Commodity Strategy. A summary of the RBCS Subsidiary's financial information is presented below:

RBCS Subsidiary Financial Statement Information (000's omitted)	Amount
Total Assets	$19,623
Total Liabilities	90
Net Assets	19,533
Net investment income (loss)	(76)
Net realized gain (loss)	4,073
Change in net unrealized appreciation\(depreciation)	1,581
Net increase/(decrease) in net assets resulting from operations	5,578

2  Consolidation: The accompanying financial statements of Risk Balanced Commodity Strategy present the consolidated accounts of Risk Balanced Commodity Strategy and the RBCS Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, convertible preferred stocks, exchange-traded funds, preferred stock, master limited partnerships, exchange-traded options purchased and options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translation: The accounting records of the Funds and RBCS Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Hedged Option Premium Strategy, to continue to, and the intention of Hedged Option Premium Strategy to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2017, the Funds did not have any unrecognized tax positions.

The RBCS Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Risk Balanced Commodity Strategy will include in its taxable income its share of the RBCS Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the RBCS Subsidiary will be disregarded for purposes of computing Risk Balanced Commodity Strategy's taxable income in the current period and also disregarded for all future periods.

At October 31, 2017, selected Fund information for all long security positions, short security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Allocation	$20,264	$2,189	$441	$1,748
Hedged Option Premium Strategy	12,541	21	50	(29)
Long Short	2,603,110	510,788	89,089	421,699
Long Short Credit	26,715	500	440	60
Multi-Asset Income	23,775	1,573	564	1,009
Risk Balanced Commodity Strategy	122,356	750	4,502	(3,752)
U.S. Equity Index PutWrite Strategy	171,251	—	587	(587)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains or written-off, current and prior year partnership basis adjustments, net operating losses, return of capital distributions, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, paydown losses on mortgage-backed and asset-backed securities, RBCS Subsidiary income and gain (loss), gains and losses on swap contracts and futures, foreign currency gains and losses, tax adjustments related to short sales gains and losses from forwards, gains and losses from passive foreign investment companies ("PFICs"), non-deductible stock issuance fees, affiliated capital gain reclass to ordinary income, distributions in excess and re-designated, deemed distributions on shareholder redemptions and deflation adjustments on U.S. Treasury inflation-indexed bonds ("TIPs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2017, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
Global Allocation	$111,919	$(75,855)	$(36,064)
Hedged Option Premium Strategy	(2,276)	2,402	(126)
Long Short	(7,821,026)	1,066,836	6,754,190
Long Short Credit	(1,621)	(58,456)	60,077
Multi-Asset Income	1,624	(47,087)	45,463
Risk Balanced Commodity Strategy	3,997,848	75,694	(4,073,542)
U.S. Equity Index PutWrite Strategy	618,692	1,364	(620,056)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	Distributions Paid From:
	Taxable Income				Long-Term Capital Gain				Return of Capital				Total
	2017		2016		2017		2016		2017		2016		2017		2016
Global Allocation	$44,404		$—		$—		$43,247		$—		$—		$44,404		$43,247
Hedged Option Premium Strategy	16,672	(a)	—		—	(a)	—		—	(a)	—		16,672	(a)	—
Long Short	—		361,261		—		—		—		—		—		361,261
Long Short Credit	1,038,403		633,046		—		—		—		—		1,038,403		633,046
Multi-Asset Income	723,961		489,748		—		—		22,515		149,478		746,476		639,226
Risk Balanced Commodity Strategy	—		—		—		—		—		—		—		—
U.S. Equity Index PutWrite Strategy	473,142		—	(b)	61,645		—	(b)	—		—	(b)	534,787		—	(b)

(a)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(b)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Global Allocation	$532,799	$368,318	$1,747,666	$—	$(20,347)	$2,628,436
Hedged Option Premium Strategy	55,980	70,070	(28,684)	—	(2,284)	95,082
Long Short	—	—	421,699,487	(42,465,021)	(886,714)	378,347,752
Long Short Credit	10,119	—	59,112	(950,543)	(19,126)	(900,438)
Multi-Asset Income	—	—	1,009,372	(206,079)	(22,599)	780,694
Risk Balanced Commodity Strategy	4,516,268	—	(3,751,983)	(84,076)	1,613,259	2,293,468
U.S. Equity Index PutWrite Strategy	4,357,866	5,819,643	(586,289)	—	(4,821)	9,586,399

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences of distribution payments, swaps, futures contracts and forward contracts; adjustments related to post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, mark-to-market adjustments on option contracts and tax adjustments related to REITs, TIPs, PFICs, short sales, partnerships, futures, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2017, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Long Short	$—	$35,496,428
Long Short Credit	—	950,543
Multi-Asset Income	—	206,079
Risk Balanced Commodity Strategy	74,165	9,911

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2017, Long Short and elected to defer the following late-year ordinary losses:

Late-Year Ordinary Loss Deferral
Long Short	$6,968,593

During the year ended October 31, 2017, Global Allocation, Long Short, Long Short Credit, Multi-Asset Income and Risk Balanced Commodity Strategy had utilized capital loss carryforwards of $264,367, $26,401,425, $314,125, $361,065 and $14,268, respectively.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2017, there were no outstanding balances of accrued capital gains taxes for any Fund.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Global Allocation, Long Short and Risk Balanced Commodity Strategy, monthly for Multi-Asset Income and quarterly for Hedged Option Premium Strategy, Long Short Credit (monthly prior to October 1, 2016) and U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Global Allocation, Long Short and Multi-Asset Income to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2017, Long Short and

Multi-Asset Income estimated these amounts for the period January 1, 2017 to October 31, 2017 within the financial statements because the 2017 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2017, the character of distributions paid to shareholders of Global Allocation, Long Short and Multi-Asset Income disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Dollar rolls: The Funds may enter into dollar roll transactions. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12  Reverse repurchase agreements: In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.

13  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the year ended October 31, 2017, are included in the "Dividend and interest expense on securities sold short and reverse repurchase agreements" on the Statements of Operations and are as follows:

Global Allocation	$2,518
Long Short	(1,236,598)

At October 31, 2017, Long Short had cash pledged in the amount of $521,681,907 to State Street to cover collateral requirements for borrowing in connection with securities sold short.

14  Security lending: Each Fund using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended October 31, 2017, Global Allocation received net income under the securities lending arrangement of $56. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales.

As of October 31, 2017, Global Allocation had no outstanding loans of securities.

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Derivative instruments: Certain of the Funds' use of derivatives during the year ended October 31, 2017, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2017. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended October 31, 2017, Global Allocation used futures to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2017, Long Short used futures on broader market indices and U.S. Treasuries either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund. During the year ended October 31, 2017, Long Short Credit used futures to manage or adjust the risk profile of the Fund or the risk of individual positions, to adjust the duration of the Fund's portfolio, to hedge risk and to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2017, Multi-Asset Income used futures to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Multi-Asset Income also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2017, Risk Balanced Commodity Strategy used commodity futures contracts (through investments in the RBCS Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time a Fund or RBCS Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or RBCS Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or RBCS Subsidiary may cause the Fund or RBCS Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or RBCS Subsidiary . Also, a Fund's or RBCS Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's or RBCS Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2017, Global Allocation used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies. During the year ended October 31, 2017, Long Short Credit used forward contracts to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2017, Multi-Asset Income used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2017, Long Short Credit used credit default swaps to replace more traditional direct investments, to establish net short or long positions for individual markets, currencies or securities and to hedge risk. When a Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront/(receipts) payments, if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Equity swap contracts: During the year ended October 31, 2017, Long Short Credit used equity swap contracts ("equity swaps") to replace traditional direct investments and to hedge risk.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Total return basket swap contracts: During the year ended October 31, 2017, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2017, Long Short Credit used total return basket swaps to replace more traditional direct investments and to hedge risk. Certain Funds may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association (ISDA) agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on swap contracts in the Statements of Operations.

Total return swap contracts: During the year ended October 31, 2017, Global Allocation used total return swaps to enhance total return and obtain or reduce exposure to certain markets. During the year ended October 31, 2017, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2017, Long Short Credit used total return swaps to replace more traditional direct investments and to hedge risk. During the year ended October 31, 2017, Multi-Asset Income used total return swaps to enhance total return and obtain or reduce exposure to certain markets. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps. respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

Options: During the year ended October 31, 2017, Global Allocation used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the period ended October 31, 2017, Hedged Option Premium Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security. During the period ended October 31, 2017, Hedged Option Premium Strategy used options purchased primarily to hedge exposures to securities, markets, sectors or geographical areas while attempting to limit risk. During the year ended October 31, 2017, Long Short used options written to generate incremental returns. During the year ended October 31, 2017, Long Short used options purchased either for hedging purposes or to generate incremental returns. During the year ended October 31, 2017, Long Short Credit used options purchased (including swaptions and options on futures) either for either for hedging purposes or to generate incremental returns. During the year ended October 31, 2017, Long Short Credit used options written (including swaptions and options on futures) to establish net short or long positions for individual markets, currencies or securities, hedge risk and alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2017, Multi-Asset Income used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2017, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance income and gain exposure more efficiently than through a direct purchase of the underlying security.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At October 31, 2017, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk		Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts(a)	$0	(d)	$2	$62	$—	$—	$64
Forward contracts	Receivable for forward foreign currency contracts	—		177	—	—	—	177
OTC swaps	OTC swap contracts, at value(b)	—		—	2	—	—	2
Total Value—Assets		$0	(d)	$179	$64	$—	$—	$243
Hedged Option Premium Strategy
Options purchased	Investments in securities, at value	$—		$—	$2	$—	$—	$2
Total Value—Assets		$—		$—	$2	$—	$—	$2
Long Short
Futures	Receivable/Payable for variation margin on futures contracts(a)	$176		$—	$—	$—	$—	$176
OTC swaps	OTC swap contracts, at value(b)	—		—	2,012	—	—	2,012
Options purchased	Investments in securities, at value	—		—	3,992	—	—	3,992
Total Value—Assets		$176		$—	$6,004	$—	$—	$6,180
Long Short Credit
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—		$—	$9	$—	$—	$9
Forward contracts	Receivable for forward foreign currency contracts	—		2	—	—	—	2
OTC swaps	OTC swap contracts, at value(b)	—		—	86	89	—	175
Total Value—Assets		$—		$2	$95	$89	$—	$186

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$12	$8	$71	$—	$—	$91
Forward contracts	Receivable for forward foreign currency contracts	—	156	—	—	—	156
OTC swaps	OTC swap contracts, at value(b)	—	—	4	—	—	4
Total Value—Assets		$12	$164	$75	$—	$—	$251
Risk Balanced Commodity Strategy
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—	$—	$—	$—	$6,004	$6,004
Total Value—Assets		$—	$—	$—	$—	$6,004	$6,004
Liability Derivatives (000's omitted)
Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(21)	$(8)	$(27)	$—	$—	$(56)
Forward contracts	Payable for forward foreign currency contracts	—	(162)	—	—	—	(162)
OTC swaps	OTC swap contracts, at value(b)	—	—	(1)	—	—	(1)
Options written	Option contracts written, at value	—	—	(8)	—	—	(8)
Total Value—Liabilities		$(21)	$(170)	$(36)	$—	$—	$(227)
Hedged Option Premium Strategy
Options written	Option contracts written, at value	$—	$—	$(29)	$—	$—	$(29)
Total Value—Liabilities		$—	$—	$(29)	$—	$—	$(29)
Long Short
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—	$—	$(20,536)	$—	$—	$(20,536)
OTC swaps	OTC swap contracts, at value(b)	—	—	(4,202)	—	—	(4,202)
Options written	Option contracts written, at value	—	—	(8,341)	—	—	(8,341)
Total Value—Liabilities		$—	$—	$(33,079)	$—	$—	$(33,079)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short Credit
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(20)	$—	$—	$—	$—	$(20)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(c)	—	—	—	(283)	—	(283)
OTC swaps	OTC swap contracts, at value(b)	—	—	(19)	(116)	—	(135)
Total Value—Liabilities		$(20)	$—	$(19)	$(399)	$—	$(438)
Multi-Asset Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(25)	$(15)	$(27)	$—	$—	$(67)
Forward contracts	Payable for forward foreign currency contracts	—	(148)	—	—	—	(148)
OTC swaps	OTC swap contracts, at value(b)	—	—	(2)	—	—	(2)
Options written	Option contracts written, at value	—	—	(8)	—	—	(8)
Total Value—Liabilities		$(25)	$(163)	$(37)	$—	$—	$(225)
Risk Balanced Commodity Strategy
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—	$—	$—	$—	$(3,758)	$(3,758)
Total Value—Liabilities		$—	$—	$—	$—	$(3,758)	$(3,758)
U.S. Equity Index PutWrite Strategy
Options written	Option contracts written, at value	$—	$—	$(865)	$—	$—	$(865)
Total Value—Liabilities		$—	$—	$(865)	$—	$—	$(865)

(a)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures contracts as of October 31, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The current day's variation margin as of October 31, 2017, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(b)  "OTC swaps" reflects the cumulative unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2017 which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

(c)  "Centrally cleared swaps" reflects cumulative unrealized appreciation/(depreciation) of centrally cleared credit default swaps as of October 31, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." Variation margin on centrally cleared credit default swaps is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

(d)  Amount less than one thousand.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2017, was as follows:

Realized Gain/(Loss) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$12	$(22)	$93	$—	$—	$83
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	(5)	—	—	—	(5)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	1	—	—	1
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	87	—	—	87
Total Realized Gain/(Loss)		$12	$(27)	$181	$—	$—	$166
Hedged Option Premium Strategy
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	$—	$—	$(27)	$—	$—	$(27)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	127	—	—	127
Total Realized Gain/(Loss)		$—	$—	$100	$—	$—	$100

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$498	$—	$(62,798)	$—	$—	$(62,300)
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	—	—	2,974	—	—	2,974
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(19,599)	—	—	(19,599)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	11,532	—	—	11,532
Total Realized Gain/(Loss)		$498	$—	$(67,891)	$—	$—	$(67,393)
Long Short Credit
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(36)	$—	$59	$—	$—	$23
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	(21)	—	—	—	(21)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	28	(6)	—	22
Options purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	12	—	(13)	—	—	(1)
Options and swaptions written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	6	—	8	—	—	14
Total Realized Gain/(Loss)		$(18)	$(21)	$82	$(6)	$—	$37

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Net realized gain/(loss) on expiration or closing of futures contracts:	$(21)	$1	$110	$—	$—	$90
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	5	—	—	—	5
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(6)	—	—	(6)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	109	—	—	109
Total Realized Gain/(Loss)		$(21)	$6	$213	$—	$—	$198
Risk Balanced Commodity Strategy
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$—	$—	$—	$—	$4,073	$4,073
Total Realized Gain/(Loss)		$—	$—	$—	$—	$4,073	$4,073
U.S. Equity Index PutWrite Strategy
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	$—	$—	$10,212	$—	$—	$10,212
Total Realized Gain/(Loss)		$—	$—	$10,212	$—	$—	$10,212

Change in Appreciation/(Depreciation)
(000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Change in net unrealized appreciation/ (depreciation) in value of: futures contracts	$(5)	$(10)	$34	$—	$—	$19
Forward contracts	Change in net unrealized appreciation/ (depreciation) in value of: forward foreign currency contracts	—	40	—	—	—	40
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: swap contracts	—	—	1	—	—	1
Options written	Change in net unrealized appreciation/ (depreciation) in value of: option contracts and swaptions written	—	—	2	—	—	2
Total Change in Appreciation/ (Depreciation)		$(5)	$30	$37	$—	$—	$62
Hedged Option Premium Strategy
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	$—	$—	$(4)	$—	$—	$(4)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	21	—	—	21
Total Change in Appreciation/ (Depreciation)		$—	$—	$17	$—	$—	$17

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$23	$—	$(33,569)	$—	$—	$(33,546)
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	—	—	1,524	—	—	1,524
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	3,023	—	—	3,023
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	(2,147)	—	—	(2,147)
Total Change in Appreciation/ (Depreciation)		$23	$—	$(31,169)	$—	$—	$(31,146)
Long Short Credit
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(75)	$—	$9	$—	$—	$(66)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(5)	—	—	—	(5)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	(203)	243	—	40
Total Change in Appreciation/ (Depreciation)		$(75)	$(5)	$(194)	$243	$—	$(31)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$9	$(7)	$41	$—	$—	$43
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	30	—	—	—	30
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	2	—	—	2
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	1	—	—	1
Total Change in Appreciation/ (Depreciation)		$9	$23	$44	$—	$—	$76
Risk Balanced Commodity Strategy
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$—	$—	$—	$—	$1,581	$1,581
Total Change in Appreciation/ (Depreciation)		$—	$—	$—	$—	$1,581	$1,581
U.S. Equity Index PutWrite Strategy
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	$—	$—	$522	$—	$—	$522
Total Change in Appreciation/ (Depreciation)		$—	$—	$522	$—	$—	$522

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds adopted the provisions of Accounting Standards Update ("ASU") 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to the Funds, except Hedged Option Premium Strategy, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy, at October 31, 2017. The

Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2017.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$177	$—	$177
OTC Swaps	2	—	2
Total	$179	$—	$179
Long Short
Swap contracts	$2,012	$—	$2,012
Total	$2,012	$—	$2,012
Long Short Credit
OTC swaps	$175	$—	$175
Forward contracts	2	—	2
Total	$177	$—	$177
Multi-Asset Income
Forward contracts	$156	$—	$156
OTC Swaps	4	—	4
Total	$160	$—	$160

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset		Cash Collateral Received(a)	Net Amount(b)
Global Allocation
Citibank N.A.	$19	$(9)		$—	$10
Goldman Sachs International	40	(31)		—	9
JPMorgan Chase Bank N.A.	1	(0	)(d)	—	1
Royal Bank of Canada	23	(16)		—	7
Societe Generale	50	(35)		—	15
State Street Bank and Trust Company	46	(46)		—	—
Total	$179	$(137)		$—	$42
Long Short
Citibank N.A.	$1,034	$(1,034)		$—	$—
Goldman Sachs International	978	(978)		—	$—
Total	$2,012	$(2,012)		$—	$—
Long Short Credit
BNP Paribas SA	$33	$(20)		$—	$13
Goldman Sachs International	144	(52)		—	92
Total	$177	$(72)		$—	$105

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Multi-Asset Income
Citibank N.A.	$23	$(9)	$—	$14
Goldman Sachs International	39	(33)	—	6
JPMorgan Chase Bank N.A.	1	(1)	—	—
Royal Bank of Canada	16	(13)	—	3
Societe Generale	37	(26)	—	11
State Street Bank and Trust Company	44	(44)	—	—
Total	$160	$(126)	$—	$34

Description (000's omitted)	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(162)	$—	$(162)
OTC Swaps	(1)	—	(1)
Total	$(163)	$—	$(163)
Long Short
OTC swaps	$(4,202)	$—	$(4,202)
Total	$(4,202)	$—	$(4,202)
Long Short Credit
OTC swaps	$(135)	$—	$(135)
Total	$(135)	$—	$(135)
Multi-Asset Income
Forward contracts	$(148)	$—	$(148)
OTC Swaps	(2)	—	(2)
Total	$(150)	$—	$(150)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities		Assets Available for Offset		Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
Citibank N.A.	$(9)		$9		$—	$—
Goldman Sachs International	(31)		31		—	—
JPMorgan Chase Bank N.A.	(0	)(d)	0	(d)	—	—
Royal Bank of Canada	(16)		16		—	—
Societe Generale	(35)		35		—	—
State Street Bank and Trust Company	(72)		46		—	(26)
Total	$(163)		$137		$—	$(26)
Long Short
Citibank N.A.	$(1,791)		$1,034		$757	$—
Goldman Sachs International	(2,411)		978		1,330	(103)
Total	$(4,202)		$2,012		$2,087	$(103)
Long Short Credit
Bank of America, N.A.	$(48)		$—		$—	$(48)
BNP Paribas SA	$(20)		$20		$—	$—
Citibank N.A.	(15)		—		—	(15)
Goldman Sachs International	(52)		52		—	—
Total	$(135)		$72		$—	$(63)
Multi-Asset Income
Citibank N.A.	$(9)		$9		$—	$—
Goldman Sachs International	(33)		33		—	—
JPMorgan Chase Bank N.A.	(1)		1		—	—
Royal Bank of Canada	(13)		13		—	—
Societe Generale	(26)		26		—	—
State Street Bank and Trust Company	(68)		44		—	(24)
Total	$(150)		$126		$—	$(24)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2017, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2017.

(d)  Amount less than one thousand.

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order. Through October 31, 2017, Global Allocation invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Genesis Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Select Fund, Long Short Credit, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy (collectively the "Underlying Funds"). Through October 31, 2017, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Long Short Credit (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the year ended October 31, 2017, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2017, income earned under this Arrangement on Global Allocation's and Multi-Asset Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the year ended October 31, 2017, management fees waived and income earned under this Arrangement on Global Allocation's and Multi-Asset Income's investments in the Underlying Funds were as follows:

	Management fees waived	Income earned
Global Allocation	$70,855	$292,942
Multi-Asset Income	33,151	290,247

19  Organization expenses: Costs incurred by Hedged Option Premium Strategy in connection with its organization, which amounted to $92,069 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

20  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets(a):

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Global Allocation:(b)
	0.55%	0.55%	0.55%	0.55%	0.525%	0.525%	0.50%	0.50%
For Long Short:
	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
For Long Short Credit:
	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Multi-Asset Income:
	0.45%	0.425%	0.40%	0.375%	0.35%	0.325%	0.325%	0.30%
For Risk Balanced Commodity Strategy and RBCS Subsidiary:(c)
	0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.375%	0.35%
For Hedged Option Premium Strategy:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For U.S. Equity Index PutWrite Strategy:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

(a)  Less the net asset value of the RBCS Subsidiary for Risk Balanced Commodity Strategy.

(b)  0.65% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion and 0.600% of average daily net assets in excess of $2 billion prior to February 28, 2017.

(c)  0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion, and 0.55% of average daily net assets in excess of $4 billion prior to February 28, 2017.

Accordingly, for the year ended October 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(a), as follows:

Effective Rate
Global Allocation	0.24%
Long Short	1.11%
Multi-Asset Income	0.29%
Risk Balanced Commodity Strategy	0.56%
RBCS Subsidiary	0.56%

(a)  Less the net asset value of the RBCS Subsidiary for Risk Balanced Commodity Strategy.

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.20% for each of Class A and Class C of each of Global Allocation, Hedged Option Premium Strategy, Long Short, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy; 0.21% for each of Class A and Class C of each of Long Short Credit and Multi-Asset Income; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of average daily net assets). Effective July 1, 2017, the administration fee will only be assessed at the Class level and as such each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.26% for each of Class A and Class C of each of Global Allocation, Hedged Option Premium Strategy, Long Short, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy; 0.27% for each of Class A and Class C of each of Long Short Credit and Multi-Asset Income; 0.15% for Institutional Class; and 0.08% for Class R6, each as a percentage of its average daily net assets. This will not result in an increase in any administration expense for any Fund or share class. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the RBCS Subsidiary are included in the total expenses used to calculate the reimbursement, which Risk Balanced Commodity Strategy has agreed to share with the RBCS Subsidiary. For the year ended October 31, 2017, these RBCS Subsidiary expenses amounted to $155,720.

During the year ended October 31, 2017, there was no repayment to Management under these agreements.

At October 31, 2017, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed In Year Ending October 31,
				2015		2016		2017
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2018		2019		2020
Global Allocation Institutional Class	0.75	%(b)	10/31/20	$218,863		$249,350		$346,296
Global Allocation Class A	1.11	%(b)	10/31/20	186,931		182,783		131,054
Global Allocation Class C	1.86	%(b)	10/31/20	141,948		149,577		110,994
Hedged Option Premium Strategy Institutional Class	0.65%		10/31/20	—		—		163,736	(c)
Hedged Option Premium Strategy Class A	1.01%		10/31/20	—		—		1,070	(c)
Hedged Option Premium Strategy Class C	1.76%		10/31/20	—		—		1,213	(c)
Hedged Option Premium Strategy Class R6	0.58%		10/31/20	—		—		80,469	(c)
Long Short Institutional Class	1.70%		10/31/20	—		—		—
Long Short Class A	2.06%		10/31/20	—		—		—
Long Short Class C	2.81%		10/31/20	—		—		—
Long Short Credit Institutional Class	1.20	%(d)	10/31/20	189,647	(e)	283,260		178,900
Long Short Credit Class A	1.57	%(d)	10/31/20	11,941	(e)	14,957		28,780
Long Short Credit Class C	2.32	%(d)	10/31/20	11,651	(e)	10,932		10,218
Long Short Credit Class R6	1.13	%(d)	10/31/20	51,813	(e)	56,434		63,573
Multi-Asset Income Institutional Class	0.65	%(f)	10/31/20	211,942	(g)	349,252		372,208
Multi-Asset Income Class A	1.02	%(f)	10/31/20	11,183	(g)	16,514		14,267
Multi-Asset Income Class C	1.77	%(f)	10/31/20	11,072	(g)	15,614		16,358
Multi-Asset Income Class R6	0.58	%(f)	10/31/20	77,569	(g)	119,681		94,517
Risk Balanced Commodity Strategy Institutional Class	0.73	%(h)	10/31/20	93,942		171,296		211,468
Risk Balanced Commodity Strategy Class A	1.09	%(h)	10/31/20	209,027		150,132		131,093
Risk Balanced Commodity Strategy Class C	1.84	%(h)	10/31/20	17,483		7,166		545
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%		10/31/20	—		154,906	(i)	290,602
U.S. Equity Index PutWrite Strategy Class A	1.01%		10/31/20	—		2,299	(i)	6,844
U.S. Equity Index PutWrite Strategy Class C	1.76%		10/31/20	—		912	(i)	628
U.S. Equity Index PutWrite Strategy Class R6	0.58%		10/31/20	—		46,827	(i)	31,856

(a)  Expense limitation per annum of the respective class' average daily net assets.

(b)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.26% for Class A and 2.01% for Class C.

(c)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(d)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit from June 29, 2015 to July 2, 2015, for Institutional Class, Class A, Class C and Class R6. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $3,229, $257, $394 and $830, respectively. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit on several days in 2016, for Institutional Class, Class A, Class C and Class R6. For the year ended October 31, 2016, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $26,236, $2,133, $2,908 and $4,880, respectively.

(e)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(f)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Multi-Asset Income on March 27, 2015, for Institutional Class, Class A, Class C and Class R6 and March 30, 2015, for Class A and Class C. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Multi-Asset Income amounted to $456, $43, $84 and $159, respectively.

(g)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(h)  Prior to February 28, 2017, the contractual expense limitation was 1.10% for Institutional Class, 1.46% for Class A and 2.21% for Class C.

(i)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

Until December 31, 2015, Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation, Long Short Credit, Multi-Asset Income and Risk Balanced Commodity Strategy, was retained by Neuberger Berman Management LLC ("NBM") to provide day-to-day investment management services and received a monthly fee paid by NBM. As investment manager, NBM was responsible for overseeing the investment activities of NBFI. Until December 31, 2015, Neuberger Berman LLC ("Neuberger Berman"), was the sub-adviser to Long Short and was retained by NBM to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman and/or NBM. As a result of the entity consolidation described on page 23 of this Annual Report, the services previously provided by NBFI and Neuberger Berman under the respective sub-advisory agreements are now provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Long Short Credit and Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Long Short Credit and Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2017, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Allocation Class A	$3,816	$—	$—	$—
Global Allocation Class C	—	1,595	—	—
Hedged Option Premium Strategy Class A(a)	—	—	—	—
Hedged Option Premium Strategy Class C(a)	—	—	—	—
Long Short Class A	23,948	—	—	—
Long Short Class C	—	10,222	—	—
Long Short Credit Class A	—	—	—	—
Long Short Credit Class C	—	50	—	—
Multi-Asset Income Class A	—	—	—	—
Multi-Asset Income Class C	—	—	—	—
Risk Balanced Commodity Strategy Class A	—	—	—	—
Risk Balanced Commodity Strategy Class C	—	—	—	—
U.S. Equity Index PutWrite Strategy Class A	3,412	—	—	—
U.S. Equity Index PutWrite Strategy Class C	—	25	—	—

(a)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

For the year ended October 31, 2017, Long Short recorded a capital contribution from Management in the amount of $37,124. This amount was paid in connection with losses incurred in the execution of trades.

Note C—Securities Transactions:

During the year ended October 31, 2017, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts, swaptions and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Global Allocation	$15,172	$17,467	$724	$14,227	$21,114	$3,121
Hedged Option Premium Strategy(a)	9,417	—	—	—	—	—
Long Short	—	1,513,575	745,169	—	1,453,942	643,999
Long Short Credit	—	31,583	—	—	32,981	—
Multi-Asset Income	25,062	14,219	—	22,670	11,741	—
Risk Balanced Commodity Strategy	—	98,603	—	—	60,052	—
U.S. Equity Index PutWrite Strategy	140,741	—	—	—	—	—

(a)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

During the year ended October 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2017 and October 31, 2016 was as follows:

	For the Year Ended October 31, 2017						For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Global Allocation
Institutional Class	615	4		(441)		178	350	2	(244)	108
Class A	123	—		(373)		(250)	194	2	(404)	(208)
Class C	20	—		(211)		(191)	83	1	(266)	(182)
Hedged Option Premium Strategy
Institutional Class(a)	337	0	(c)	(0	)(c)	337	—	—	—	—
Class A(a)	1	—		—		1	—	—	—	—
Class C(a)	1	—		—		1	—	—	—	—
Class R6(a)	78	—		—		78	—	—	—	—

	For the Year Ended October 31, 2017						For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Long Short
Institutional Class	88,065	—		(50,080)		37,985	68,394	15		(118,738)	(50,329)
Class A	3,529	—		(9,532)		(6,003)	3,664	—		(15,880)	(12,216)
Class C	688	—		(3,428)		(2,740)	795	—		(6,641)	(5,846)
Long Short Credit
Institutional Class	522	69		(1,312)		(721)	811	42		(847)	6
Class A	224	7		(22)		209	14	1		(45)	(30)
Class C	2	0	(c)	(1)		1	3	—		(3)	—
Class R6	23	6		(49)		(20)	143	3		(2)	144
Multi-Asset Income
Institutional Class	553	57		(198)		412	166	32		(29)	169
Class A	1	0	(c)	(1)		0 (c)	13	1		(6)	8
Class C	6	0	(c)	(1)		5	22	0	(c)	(5)	17
Class R6	—	—		—		—	—	5		(3)	2
Risk Balanced Commodity Strategy
Institutional Class	7,424	—		(2,530)		4,894	4,718	—		(1,667)	3,051
Class A	2,710	—		(1,568)		1,142	2,943	—		(3,090)	(147)
Class C	—	—		(10)		(10)	25	—		(534)	(509)
U.S. Equity Index PutWrite Strategy
Institutional Class	12,745	43		(1,475)		11,313	2,100	—		—	2,100 (b)
Class A	364	0	(c)	(46)		318	42	—		—	42 (b)
Class C	36	0	(c)	(0	)(c)	36	10	—		—	10 (b)
Class R6	998	5		(401)		602	476	—		—	476 (b)

(a)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(b)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

(c)  A zero balance reflects actual amounts rounding to less than one thousand.

Note E—Line of Credit:

At October 31, 2017, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund.

Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2017. During the period ended October 31, 2017, none of the Funds utilized the Credit Facility.

Note F—Investments In Affiliates(a):

	Balance of Shares Held October 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2017	Value October 31, 2017	Distributions from Investments in Affiliated Issuers(b)		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Global Allocation
Neuberger Berman Emerging Markets Debt Fund Institutional Class	122,360	3,982	69,603	56,739	$511,788	$34,246		$(6,505)	$7,518
Neuberger Berman Emerging Markets Equity Fund Class R6	83,409	5,380	28,247	60,542	1,255,041	7,540		68,316	257,611
Neuberger Berman Floating Rate Income Fund Institutional Class	155,344	3,062	114,919	43,487	432,692	31,850		1,743	2,973
Neuberger Berman Genesis Fund Class R6	19,987	5,149	3,917	21,219	1,347,802	87,223		14,794	168,578
Neuberger Berman High Income Bond Fund Class R6	48,844	113,666	28,848	133,662	1,177,560	43,397		(981)	5,539
Neuberger Berman International Select Fund Class R6	—	341,351	62,278	279,073	3,619,573	—		57,917	493,959
Long Short Credit Class R6	82,815	4,311	13,798	73,328	707,617	31,254		2,200	7,411
Risk Balanced Commodity Strategy Institutional Class	97,139	72,293	25,226	144,206	917,149	—	*	(29,636)	78,181
U.S. Equity Index PutWrite Strategy Class R6	86,224	16,701	11,625	91,300	1,035,340	7,339		7,471	109,330

	Balance of Shares Held October 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2017	Value October 31, 2017	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain (Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Sub-total for affiliates held as of 10/31/17(c)					$11,004,562	$242,849	$115,319	$1,131,100
Neuberger Berman International Select Fund Institutional Class	344,206	26,400	370,606	—	—	50,093	163,248	4,130
Sub-total for affiliates not held as of 10/31/17(d)						$50,093	$163,248	$4,130
Total						$292,942	$278,567	$1,135,230
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	156,831	29,925	72,270	114,486	1,032,663	57,977	15,606	8,267
Neuberger Berman Floating Rate Income Fund Institutional Class	322,521	47,395	263,050	106,866	1,063,317	74,797	(2,364)	12,174
Neuberger Berman High Income Bond Fund Class R6	276,284	30,595	61,504	245,375	2,161,754	127,464	4,776	25,650
Long Short Credit Class R6	59,625	24,578	35,233	48,970	472,565	24,476	5,646	3,838
Total					$4,730,299	$284,714	$23,664	$49,929

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

(c)  At October 31, 2017, these securities amounted to approximately 52.6% and 20.1% of net assets of Global Allocation and Multi-Asset Income, respectively.

(d)  At October 31, 2017, the issuers of these companies were no longer held by Global Allocation.

*  Security did not produce income during the period.

Other: At October 31, 2017, Global Allocation, which is also managed by Management, held 0.73% of the outstanding shares of Risk Balanced Commodity Strategy. Global Allocation and Multi-Asset Income, which are also managed by Management, held 2.75% and 1.84% , respectively, of the outstanding shares of Long Short Credit. At October 31, 2017, Global Allocation, which is also managed by Management, held 0.61% of the outstanding shares of U.S. Equity Index PutWrite Strategy.

In addition, at October 31, 2017, there were affiliated investors owning 8.67%, 47.94%, 39.07%, 67.45% and 0.07% of Global Allocation's, Hedged Option Premium Strategy's, Long Short Credit's, Multi-Asset Income's and U.S. Equity Index PutWrite Strategy's outstanding shares, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which Long Short was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to Long Short for the period in question. These amounts were refunded to Long Short by State Street during the year ended October 31, 2017.

	Expenses Refunded	Interest Paid to the Funds
Long Short	$5,171	$32

Note H—Recent Accounting Pronouncement:

In December 2016, FASB issued ASU No. 2016-19, "Technical Corrections and Improvements" ("ASU 2016-19"). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
10/31/2017	$10.49	$0.18	$1.52	$1.70	$(0.05)	$—	$—	$(0.05)	$—	$12.14	16.24%	$13.9	3.59%[h]	3.56%	0.49%[h]	0.46%	1.63%[h]	113%	101%
10/31/2016	$10.42	$0.10	$(0.01)	$0.09	$(0.00)	$(0.02)	$—	$(0.02)	$—	$10.49	0.87%	$10.1	4.17%	3.66%	1.11%	0.60%	0.97%	176%[b]	174%[b]
10/31/2015	$10.81	$0.06	$(0.17)	$(0.11)	$(0.28)	$(0.00)	$—	$(0.28)	$—	$10.42	(1.12)%	$8.9	3.29%	2.94%	1.03%	0.69%	0.51%	195%[b]	185%[b]
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$—	$(0.99)	$0.00	$10.81	1.37%[c]	$12.5	3.25%	2.72%	1.50%	0.98%	(1.12)%	228%	216%
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$—	$(0.15)	$—	$11.63	14.56%	$17.2	3.23%	2.73%	1.48%	0.98%	(0.85)%	187%	158%
Class A
10/31/2017	$10.40	$0.14	$1.50	$1.64	$—	$—	$—	$—	$—	$12.04	15.77%	$3.9	4.10%[h]	4.05%	0.89%[h]	0.84%	1.27%[h]	113%	101%
10/31/2016	$10.36	$0.06	$(0.00)	$0.06	$—	$(0.02)	$—	$(0.02)	$—	$10.40	0.59%	$5.9	4.53%	4.01%	1.49%	0.96%	0.64%	176%[b]	174%[b]
10/31/2015	$10.76	$0.02	$(0.18)	$(0.16)	$(0.24)	$(0.00)	$—	$(0.24)	$—	$10.36	(1.52)%	$8.1	3.69%	3.34%	1.39%	1.04%	0.16%	195%[b]	185%[b]
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$—	$(0.94)	$0.00	$10.76	1.03%[c]	$9.6	3.68%	3.16%	1.86%	1.35%	(1.49)%	228%	216%
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$—	$(0.12)	$—	$11.57	14.15%	$7.9	3.58%	3.07%	1.84%	1.33%	(1.25)%	187%	158%
Class C
10/31/2017	$10.14	$0.05	$1.47	$1.52	$—	$—	$—	$—	$—	$11.66	14.99%	$3.2	4.84%[h]	4.79%	1.63%[h]	1.59%	0.50%[h]	113%	101%
10/31/2016	$10.18	$(0.01)	$(0.01)	$(0.02)	$—	$(0.02)	$—	$(0.02)	$—	$10.14	(0.19)%	$4.7	5.26%	4.74%	2.24%	1.71%	(0.10)%	176%[b]	174%[b]
10/31/2015	$10.60	$(0.06)	$(0.18)	$(0.24)	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.18	(2.29)%	$6.6	4.45%	4.10%	2.14%	1.79%	(0.57)%	195%[b]	185%[b]
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$—	$(0.88)	$0.00	$10.60	0.30%[c]	$7.0	4.46%	3.95%	2.63%	2.11%	(2.27)%	228%	216%
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$—	$(0.04)	$—	$11.43	13.30%	$4.9	4.35%	3.85%	2.59%	2.09%	(1.99)%	187%	158%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Hedged Option Premium Strategy Fund
Institutional Class
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.09	$0.39	$0.48	$(0.07)	$—	$—	$(0.07)	$—	$25.41	1.92	%*	$8.6	6.75	%‡**	6.75	%Ø‡**	0.65	%‡**	0.65	%Ø‡**	0.62	%‡**	0%*	0	%Ø*
Class A
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.03	$0.41	$0.44	$(0.03)	$—	$—	$(0.03)	$—	$25.41	1.74	%*	$0.0	7.39	%‡**	7.39	%Ø‡**	1.01	%‡**	1.01	%Ø‡**	0.24	%‡**	0%*	0	%Ø*
Class C
Period from 4/12/2017^ to 10/31/2017	$25.00	$(0.07)	$0.40	$0.33	$—	$—	$—	$—	$—	$25.33	1.32	%*	$0.0	8.10	%‡**	8.10	%Ø‡**	1.76	%‡**	1.76	%Ø‡**	(0.50	)%‡**	0%*	0	%Ø*
Class R6
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.09	$0.40	$0.49	$(0.08)	$—	$—	$(0.08)	$—	$25.41	1.95	%*	$2.0	6.69	%‡**	6.69	%Ø‡**	0.58	%‡**	0.58	%Ø‡**	0.67	%‡**	0%	0	%Ø*
Long Short Fund
Institutional Class
10/31/2017	$12.74	$0.02	$1.45	$1.47	$—	$—	$—	$—	$0.00	$14.21	11.54	%dg	$2,853.0	1.80%		1.33%		1.80%[e]		1.32%[e]		0.12%[e]		80%	64%
10/31/2016	$12.76	$(0.03)	$0.01	$(0.02)	$(0.00)	$—	$—	$(0.00)	$—	$12.74	(0.14)%		$2,074.7	1.91%		1.33%		1.91%		1.33%		(0.22)%		86%	72%
10/31/2015	$13.02	$0.02	$(0.21)	$(0.19)	$(0.02)	$(0.05)	$—	$(0.07)	$—	$12.76	(1.45)%		$2,719.8	1.66%		1.31%		1.66%		1.31%		0.16%		91%	69%
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$—	$(0.06)	$0.00	$13.02	4.83%[c]		$2,627.8	1.72%		1.48%		1.72%		1.48%		0.17%		61%	44%
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$—	$(0.09)	$—	$12.48	13.47%		$1,038.2	1.75%		1.60%		1.75	%§	1.60	%§	0.10%		103%	52%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund (cont'd)
Class A
10/31/2017	$12.56	$(0.02)	$1.42	$1.40	$—	$—	$—	$—	$0.00	$13.96	11.15	%dg	$145.6	2.16%		1.68%		2.16%[e]		1.68%[e]		(0.18)%[e]		80%	64%
10/31/2016	$12.62	$(0.07)	$0.01	$(0.06)	$—	$—	$—	$—	$—	$12.56	(0.48)%		$206.4	2.28%		1.69%		2.28%		1.69%		(0.59)%		86%	72%
10/31/2015	$12.91	$(0.03)	$(0.21)	$(0.24)	$—	$(0.05)	$—	$(0.05)	$—	$12.62	(1.89)%		$361.7	2.03%		1.68%		2.03%		1.68%		(0.20)%		91%	69%
10/31/2014	$12.41	$(0.03)	$0.58	$0.55	$—	$(0.05)	$—	$(0.05)	$0.00	$12.91	4.47%[c]		$388.6	2.09%		1.85%		2.09%		1.85%		(0.20)%		61%	44%
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$—	$(0.09)	$—	$12.41	13.08%		$502.1	2.08%		1.94%		2.08	%§	1.94	%§	(0.23)%		103%	52%
Class C
10/31/2017	$12.13	$(0.12)	$1.37	$1.25	$—	$—	$—	$—	$0.00	$13.38	10.31	%dg	$92.7	2.90%		2.43%		2.90%[e]		2.43%[e]		(0.94)%[e]		80%	64%
10/31/2016	$12.29	$(0.16)	$0.00	$(0.16)	$—	$—	$—	$—	$—	$12.13	(1.30)%		$117.3	3.02%		2.44%		3.02%		2.44%		(1.33)%		86%	72%
10/31/2015	$12.66	$(0.12)	$(0.20)	$(0.32)	$—	$(0.05)	$—	$(0.05)	$—	$12.29	(2.56)%		$190.6	2.77%		2.42%		2.77%		2.42%		(0.94)%		91%	69%
10/31/2014	$12.26	$(0.12)	$0.57	$0.45	$—	$(0.05)	$—	$(0.05)	$0.00	$12.66	3.71%[c]		$211.0	2.84%		2.60%		2.84%		2.60%		(0.94)%		61%	44%
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$—	$(0.07)	$—	$12.26	12.23%		$115.1	2.83%		2.68%		2.83	%§	2.68	%§	(1.00)%		103%	52%
Long Short Credit Fund
Institutional Class
10/31/2017	$9.53	$0.37	$0.13	$0.50	$(0.38)	$—	$—	$(0.38)	$—	$9.65	5.36%		$15.7	2.23%		2.19	%Ø	1.24%		1.21	%Ø	3.84%		123%	123	%Ø
10/31/2016	$9.75	$0.15	$(0.18)	$(0.03)	$(0.19)	$—	$—	$(0.19)	$—	$9.53	(0.28)%		$22.3	3.22%		2.36%		1.97%		1.10%		1.54%		190%	197%
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.23)	$(0.21)	$(0.04)	$—	$—	$(0.04)	$—	$9.75	(2.06	)%*	$22.8	3.50	%‡**	3.45%		1.21	%‡**	1.15%		0.64	%‡**	32%*	18	%*
Class A
10/31/2017	$9.53	$0.34	$0.13	$0.47	$(0.35)	$—	$—	$(0.35)	$—	$9.65	4.98%		$3.0	2.68%		2.63	%Ø	1.62%		1.58	%Ø	3.52%		123%	123	%Ø
10/31/2016	$9.75	$0.11	$(0.17)	$(0.06)	$(0.16)	$—	$—	$(0.16)	$—	$9.53	(0.55)%		$1.0	3.72%		2.82%		2.29%		1.40%		1.16%		190%	197%
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.01	$(0.23)	$(0.22)	$(0.03)	$—	$—	$(0.03)	$—	$9.75	(2.17	)%*	$1.3	4.28	%‡**	4.23%		1.55	%‡**	1.50%		0.28	%‡**	32%*	18	%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Credit Fund (cont'd)
Class C
10/31/2017	$9.53	$0.26	$0.12	$0.38	$(0.27)	$—	$—	$(0.27)	$—	$9.64	4.10%	$1.0	3.40%		3.36	%Ø	2.37%		2.33	%Ø	2.74%		123%	123	%Ø
10/31/2016	$9.75	$0.06	$(0.17)	$(0.11)	$(0.11)	$—	$—	$(0.11)	$—	$9.53	(1.10)%	$1.0	4.30%		3.47%		2.85%		2.02%		0.64%		190%	197%
Period from 6/29/2015^ to 10/31/2015	$10.00	$(0.01)	$(0.23)	$(0.24)	$(0.01)	$—	$—	$(0.01)	$—	$9.75	(2.41)%*	$1.0	5.04	%‡**	4.98%		2.26	%‡**	2.20%		(0.43	)%‡**	32%	18	%*
Class R6
10/31/2017	$9.54	$0.38	$0.12	$0.50	$(0.39)	$—	$—	$(0.39)	$—	$9.65	5.33%	$6.0	2.20%		2.16	%Ø	1.18%		1.14	%Ø	3.93%		123%	123	%Ø
10/31/2016	$9.75	$0.16	$(0.18)	$(0.02)	$(0.19)	$—	$—	$(0.19)	$—	$9.54	(0.12)%	$6.1	3.05%		2.26%		1.83%		1.04%		1.71%		190%	197%
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.22)	$(0.20)	$(0.05)	$—	$—	$(0.05)	$—	$9.75	(2.03)%*	$4.9	3.49	%‡**	3.44%		1.14	%‡**	1.08%		0.69	%‡**	32%*	18	%*
Multi-Asset Income Fund
Institutional Class
10/31/2017	$9.60	$0.32	$0.62	$0.94	$(0.35)	$—	$(0.01)	$(0.36)	$—	$10.18	9.93%	$17.3	3.03%		3.03	%Ø	0.50%		0.50	%Ø	3.28%		84%	84	%bØ
10/31/2016	$9.43	$0.31	$0.25	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60	6.09%	$12.4	3.86%		3.86	%Ø	0.44%		0.44	%Ø	3.33%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43	(3.43)%*	$10.6	3.66	%‡**	3.66	%Ø‡**	0.43	%‡**	0.43	%Ø‡**	3.87	%‡**	33%*	33	%Ø*
Class A
10/31/2017	$9.60	$0.29	$0.61	$0.90	$(0.31)	$—	$(0.01)	$(0.32)	$—	$10.18	9.53%	$0.6	3.47%		3.47	%Ø	0.86%		0.86	%Ø	2.90%		84%	84	%bØ
10/31/2016	$9.43	$0.28	$0.24	$0.52	$(0.26)	$—	$(0.09)	$(0.35)	$—	$9.60	5.70%	$0.6	4.27%		4.27	%Ø	0.81%		0.81	%Ø	2.98%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.20	$(0.56)	$(0.36)	$(0.21)	$—	$—	$(0.21)	$—	$9.43	(3.64)%*	$0.5	4.55	%‡**	4.55	%Ø‡**	0.79	%‡**	0.79	%Ø‡**	3.50	%‡**	33%*	33	%Ø*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Multi-Asset Income Fund (cont'd)
Class C
10/31/2017	$9.60	$0.21	$0.62	$0.83	$(0.24)	$—	$(0.01)	$(0.25)	$—	$10.18	8.71%	$0.7	4.16%		4.16	%Ø	1.62%		1.62	%Ø	2.15%		84%	84	%bØ
10/31/2016	$9.43	$0.20	$0.25	$0.45	$(0.19)	$—	$(0.09)	$(0.28)	$—	$9.60	4.91%	$0.6	4.99%		4.99	%Ø	1.56%		1.56	%Ø	2.20%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.16	$(0.56)	$(0.40)	$(0.17)	$—	$—	$(0.17)	$—	$9.43	(4.07)%*	$0.5	5.29	%‡**	5.29	%Ø‡**	1.53	%‡**	1.53	%Ø‡**	2.76	%‡**	33%*	33	%Ø*
Class R6
10/31/2017	$9.60	$0.33	$0.61	$0.94	$(0.35)	$—	$(0.01)	$(0.36)	$—	$10.18	10.01%	$4.1	2.97%		2.97	%Ø	0.42%		0.42	%Ø	3.34%		84%	84	%bØ
10/31/2016	$9.43	$0.32	$0.24	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60	6.16%	$3.9	3.78%		3.78	%Ø	0.37%		0.37	%Ø	3.42%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43	(3.39)%*	$3.8	3.63	%‡**	3.63	%Ø‡**	0.36	%‡**	0.36	%Ø‡**	3.93	%‡**	33%*	33	%Ø*
Risk Balanced Commodity Strategy Fund[f]
Institutional Class
10/31/2017	$5.99	$0.02	$0.35	$0.37	$—	$—	$—	$—	$—	$6.36	6.18%	$83.1	1.18%		1.18	%Ø	0.85%		0.85	%Ø	0.36%		105%	105	%Ø
10/31/2016	$6.20	$(0.03)	$(0.18)	$(0.21)	$—	$—	$—	$—	$—	$5.99	(3.39)%	$49.0	1.65%		1.65	%Ø	1.10%		1.10	%Ø	(0.44)%		58%	58	%Ø
10/31/2015	$8.39	$(0.05)	$(2.14)	$(2.19)	$—	$(0.00)	$—	$(0.00)	$—	$6.20	(26.09)%	$31.8	1.47%		1.47	%Ø	1.10%		1.10	%Ø	(0.67)%		35%	35	%Ø
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—	$—	$—	$8.39	(6.88)%	$20.5	1.62%		1.62	%Ø	1.10%		1.10	%Ø	(0.73)%		21%	21	%Ø
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—	$—	$—	$9.01	(8.43)%	$9.6	3.69%		3.69	%Ø	1.10%		1.10	%Ø	(0.94)%		5%	5	%Ø
Class A
10/31/2017	$5.90	$(0.00)	$0.34	$0.34	$—	$—	$—	$—	$—	$6.24	5.76%	$42.4	1.56%		1.56	%Ø	1.21%		1.21	%Ø	(0.02)%		105%	105	%Ø
10/31/2016	$6.12	$(0.05)	$(0.17)	$(0.22)	$—	$—	$—	$—	$—	$5.90	(3.59)%	$33.3	2.04%		2.04	%Ø	1.46%		1.46	%Ø	(0.82)%		58%	58	%Ø
10/31/2015	$8.32	$(0.07)	$(2.13)	$(2.20)	$—	$(0.00)	$—	$(0.00)	$—	$6.12	(26.43)%	$35.5	1.84%		1.84	%Ø	1.46%		1.46	%Ø	(1.05)%		35%	35	%Ø
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—	$—	$—	$8.32	(7.25)%	$66.8	1.98%		1.98	%Ø	1.46%		1.46	%Ø	(1.09)%		21%	21	%Ø
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—	$—	$—	$8.97	(8.84)%	$35.0	3.81%		3.81	%Ø	1.46%		1.46	%Ø	(1.27)%		5%	5	%Ø
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Risk Balanced Commodity Strategy Fund[f] (cont'd)
Class C
10/31/2017	$5.71	$(0.05)	$0.29	$0.24	$—	$—	$—	$—	$—	$5.95	4.20%	$0.0	3.20%		3.20	%Ø	2.03%		2.03	%Ø	(0.92)%		105%	105	%Ø
10/31/2016	$5.98	$(0.09)	$(0.18)	$(0.27)	$—	$—	$—	$—	$—	$5.71	(4.52)%	$0.1	3.06%		3.06	%Ø	2.21%		2.21	%Ø	(1.65)%		58%	58	%Ø
10/31/2015	$8.19	$(0.12)	$(2.09)	$(2.21)	$—	$(0.00)	$—	$(0.00)	$—	$5.98	(26.98)%	$3.1	2.70%		2.70	%Ø	2.21%		2.21	%Ø	(1.79)%		35%	35	%Ø
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—	$—	$—	$8.19	(7.77)%	$4.2	2.84%		2.84	%Ø	2.21%		2.21	%Ø	(1.84)%		21%	21	%Ø
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—	$—	$—	$8.88	(9.66)%	$3.6	4.69%		4.69	%Ø	2.21%		2.21	%Ø	(2.03)%		5%	5	%Ø
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
10/31/2017	$10.09	$0.05	$1.26	$1.31	$(0.04)	$(0.03)	$—	$(0.07)	$—	$11.33	13.05%	$152.0	0.98%		0.98	%Ø	0.65%		0.65	%Ø	0.49%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09	0.90%*	$21.2	3.84	%‡**	3.84	%Ø	0.65	%‡**	0.65	%Ø	0.26	%‡**	0%*	0	%Ø*
Class A
10/31/2017	$10.09	$0.01	$1.27	$1.28	$(0.01)	$(0.03)	$—	$(0.04)	$—	$11.33	12.70%	$4.1	1.35%		1.35	%Ø	1.01%		1.01	%Ø	0.13%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.00)	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09	0.90%*	$0.4	4.26	%‡**	4.26	%Ø	1.01	%‡**	1.01	%Ø	(0.05	)%‡**	0%*	0	%Ø*
Class C
10/31/2017	$10.08	$(0.07)	$1.26	$1.19	$—	$(0.03)	$—	$(0.03)	$—	$11.24	11.81%	$0.5	2.12%		2.12	%Ø	1.76%		1.76	%Ø	(0.63)%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.01)	$0.09	$0.08	$—	$—	$—	$—	$—	$10.08	0.80%*	$0.1	5.10	%‡**	5.10	%Ø	1.76	%‡**	1.76	%Ø	(0.86	)%‡**	0%*	0	%Ø*
Class R6
10/31/2017	$10.10	$0.06	$1.26	$1.32	$(0.05)	$(0.03)	$—	$(0.08)	$—	$11.34	13.08%	$12.2	0.93%		0.93	%Ø	0.58%		0.58	%Ø	0.55%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.10	$0.10	$—	$—	$—	$—	$—	$10.10	1.00%*	$4.8	3.77	%‡**	3.77	%Ø	0.58	%‡**	0.58	%Ø	0.26	%‡**	0%*	0	%Ø*

See Notes to Financial Highlights

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive the Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of Notes to Financial Statements.

**  Annualized.

^  The date investment operations commenced.

*  Not annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Ø  Hedged Option Premium Strategy, Multi-Asset Income, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy did not engage in short sales. For the year ended October 31, 2017, Long Short Credit did not engage in short sales.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales and Reverse Repurchase Agreements	Excluding Dividend and Interest Expense Relating to Short Sales and Reverse Repurchase Agreements
	Year Ended October 31, 2013
Long Short Institutional Class	1.69%	1.54%
Long Short Class A	2.06%	1.92%
Long Short Class C	2.81%	2.66%

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 165% and 154%, respectively, for the year ended October 31 2017 and 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015, for Global Allocation. The portfolio turnover rate including mortgage dollar roll transactions was 165% for the year ended October 31, 2017, for Multi-Asset Income.

c  The voluntary contribution received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

d  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2017.

Notes to Financial Highlights (cont'd)

e  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had Long Short not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)	Ratio of Net Investment Income/ (Loss) to Average Net Assets
Long Short Institutional Class	1.80%	1.32%	0.12%
Long Short Class A	2.16%	1.68%	(0.18)%
Long Short Class C	2.90%	2.43%	(0.94)%

f  Consolidated financial highlights, see Note A in the Notes to Financial Statements.

g  The Custodian Out-of-Pocket Expenses Refunded listed in Note G of the Notes to Financial Statements had no impact on the Long Short's total returns for the year ended October 31, 2017.

h  Dividend and interest expense relating to short sales, which is a non-recurring expense for Global Allocation, is included in these ratios on a non-annualized basis.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of:

Neuberger Berman Global Allocation Fund
Neuberger Berman Long Short Credit Fund
Neuberger Berman Hedged Option Premium Strategy Fund
Neuberger Berman Multi-Asset Income Fund
Neuberger Berman Risk Balanced Commodity Strategy Fund
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund, six of the series constituting the Neuberger Berman Alternative Funds (the "Trust") as of October 31, 2017, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above-mentioned series of the Neuberger Berman Alternative Funds, at October 31, 2017, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Alternative Funds

We have audited the accompanying statement of assets and liabilities of the Neuberger Berman Long Short Fund, a series of the Neuberger Berman Alternative Funds (the "Trust"), including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Long Short Fund, as of October 31, 2017, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 22, 2017

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas, 22nd Floor
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since inception

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to each series except Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Hedged Option Premium Strategy Fund (each a "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund and whether the Agreement was in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest between the Funds' investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds.

The Board noted that Management assumes significant ongoing risks with respect to each Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance (except Neuberger Berman U.S. Equity Index PutWrite Strategy Fund due to its very short-term performance), along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of those Funds that had underperformed their benchmark indices and/or peer groups to an extent, or over a period of time, that the Board found to raise concerns, the Board discussed the Funds with Management, each such

Fund's performance, and evaluated steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the period since the last contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to the peer group provided by the consulting firm. With respect to Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, the Board considered that each Fund invests in affiliated underlying funds and considered the fee structure for that arrangement. The Board reviewed a comparison of each Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered each Fund's total expense ratio.

The Board compared each Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the

Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of any breakpoints in each Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The peer groups and broad universes of similar funds referenced in this section are those identified by the consultant, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. For each Fund, the Board looked at the Institutional Class as a proxy for all of the Fund's classes. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark).

•  Neuberger Berman Global Allocation Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board also noted that Management, in response to Board requests and/or market pressures, had recently lowered its contractual management fee and fee caps for the Fund. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 5-year periods but lower than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods. The Fund was launched in 2010 and therefore does not have 10-year performance. The Board met with the Portfolio Managers prior to renewing the contract. In determining to renew the Management Agreement, the Board considered that the Fund has performed well compared to its peer group median for the most recent 1-year period, and that for the 5-year period, the Fund significantly out-performed the average of the broad universe of alternative, global macro funds. The Board also considered that the Fund showed very good year-to-date performance through August 31, placing it in the top quartile of its Lipper and Morningstar peer groups for that period.

•  Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, lower than the median for the 3-year period, and equal to the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3 and 5-year period. The Fund was launched in 2011 and therefore does not have 10-year performance. In determining to renew the Management Agreement, the Board considered the Fund's history of delivering performance above its benchmark, that the Fund showed strong year-to-date performance through August 31, and that its risk/return ratio was better than the median of the broad universe of alternative, long short equity funds for the five-year period ended December 31, 2016.

•  Neuberger Berman Long Short Credit Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period. The Fund was launched in 2015 and therefore does not have 3, 5 or 10-year performance. In determining to renew the Management Agreement, the Board considered the Fund's short performance history and that the Fund performed well versus its benchmark for the year-to-date period through August 31.

•  Neuberger Berman Multi-Asset Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Fund was launched in 2015 and therefore does not have 3, 5 or 10-year performance. In determining to renew the Management Agreement, the Board considered that the Fund has performed well compared to its peer group and its benchmark, and that the Fund out-performed the average of the broad universe of alternative global macro funds. The Board also considered that the Fund's risk/return ratio for the 1-year period was better than the median for the peer group.

•  Neuberger Berman Risk Balanced Commodity Strategy Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board also noted that Management, in response to Board requests and/or market pressures, had recently lowered its contractual management fee and fee caps for the Fund. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods. The Fund was launched in 2012 and therefore does not have 5 or 10-year performance. The Board met with the Portfolio Managers prior to renewing the contract. In determining to renew the Management Agreement, the Board considered that the Fund has performed well compared to its peer group for the 1-year period, and that the Fund showed strong year-to-date performance through August 31.

•  Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board did not consider the Fund's performance relative to its peer group because the Fund has been in operation for less than one year and, as such, does not have comparable peer group performance. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the period since the Fund's inception. The Fund was launched in 2016 and while the Board reviewed its performance as compared to its benchmark, the Board recognizes the limitations of relying on very short-term performance. In determining to renew the Management Agreement, the Board considered the Fund's short performance history and that the Fund showed strong year-to-date performance through August 31.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

In early 2018 you will receive information to be used in filing your 2017 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2017. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2017, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2017 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Global Allocation	$365,825
Long Short	32,124,005
Long Short Credit	53,839
Multi-Asset Income	639,941

Global Allocation, Hedged Option Premium Strategy and U.S. Equity Index PutWrite Strategy hereby designate $113,732, $126 and $681,701, respectively, as a capital gain distribution.

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189

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190

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0265 12/17

Neuberger Berman

Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Annual Report

October 31, 2017

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY
Absolute Return Multi-Manager Fund	2
FUND EXPENSE INFORMATION	7
CONSOLIDATED SCHEDULE OF INVESTMENTS	8
CONSOLIDATED FINANCIAL STATEMENTS	42
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	65
Report of Independent Registered Public Accounting Firm	69
Directory	70
Trustees and Officers	71
Proxy Voting Policies and Procedures	80
Quarterly Portfolio Schedule	80
Notice to Shareholders	80
Board Consideration of the Management and Sub-Advisory Agreements	81

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund.

Global equities moved higher during the reporting period while market volatility was generally muted. U.S. Treasury yields increased across the curve, especially early in the period. The overall bond market produced a modest gain, with lower quality securities, including high yield bonds, generating the strongest results. The U.S. dollar initially strengthened and then weakened as the period progressed. Meanwhile, commodity prices were mixed and oil rallied later in the period.

We continue to anticipate further interest rate hikes in the U.S. following another quarter of stronger than expected gross domestic product, earnings and job growth. We believe there will be a gradual movement to reduce quantitative easing in Europe next year and the potential for tax reform in the U.S., which should allow government debt yields generally to move higher. We therefore continue to favor strategies that can perform in line with the Fund's goals in an environment of stable or declining interest rates, while also having the potential to outperform if interest rates continue to rise.

The Fund's credit strategies, which includes corporate credit long/short and asset-backed securities, were its largest strategy allocation during the reporting period. We remain positive on this portion of the portfolio against a backdrop of relatively high current yields and the potential for event driven price appreciation for certain positions. In addition, a focus on low duration via long positions in floating rate debt and short positions in longer duration fixed rate bonds could help these strategies perform relatively well in a rising interest rate environment. Long/short equity strategies have benefited from the low correlation between stocks. In our view, interest rates, coupled with potential tax cuts and/or reform legislation, if they occur, would have the potential to extend this trend of high stock dispersion. Elsewhere, we pared the Fund's allocation to merger arbitrage late in the period amid recent spreads tightening. That being said, spreads may appear more attractive if there is greater certainty regarding tax reform in the U.S., or if interest rates rise. Finally, the Fund maintained its allocation to global macro and managed futures. In our opinion, rising interest rates could lead to higher volatility, which has historically been beneficial for these strategies.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 5.80% total return for the 12 months ended October 31, 2017 and underperformed its primary benchmark, the HFRX Global Hedge Fund Index, which posted a 6.98% return for the same period. (Performance for all share classes is provided in the table following this letter.)

Global equities rallied during the period as volatility was abnormally low. U.S. Treasury yields moved higher with the majority of the move occurring early in the period. Broader bond markets were slightly higher overall, led by high yield bonds. The U.S. dollar strengthened early in the period and then weakened for the majority of the second half. Commodity pricing was mixed and oil prices rallied later in the period.

Overall, we are pleased with the Fund's risk adjusted performance for the period as the return, volatility and beta to the S&P 500® Index and Bloomberg Barclays U.S. Aggregate Bond Index were all in line with our expectations.

The Fund's allocation to credit strategies was the largest positive contributor to performance. The asset-backed securities strategy was responsible for the majority of these gains, with positive performance spread across sectors. The corporate credit long/short strategy was positive as well, with gains from bank loans, bonds and equities outpacing losses from some shorts via credit default swaps.

The allocation to long/short equity strategies was the next largest contributor. Gains from longs outpaced losses from shorts and we were happy to see that the managers, in aggregate, generated positive long/short spread (i.e. longs were up on average more than shorts). The merger arbitrage/event driven allocation contributed positively as well, as the subadvisers were able to capitalize on a relatively fertile environment.

Lastly, the allocation to global macro/managed futures strategy was slightly positive, driven primarily by the U.S. dollar strengthening earlier in the period.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

Over the reporting period, we removed one long/short equity sector specialist, Blue Jay Capital Management, LLC (health care), and added another long/short equity strategy managed by Neuberger Berman Investment Advisers LLC (financials concentration). We also replaced one managed futures subadviser, GSA Capital Partners LLP, with another, BH-DG Systematic Trading LLP.

We continue to anticipate further interest rate hikes in the U.S. following another quarter of stronger than expected gross domestic product, earnings and job growth. We believe gradual movement to reduce quantitative easing in Europe next year and the potential for tax reform in the U.S., if they occur, should allow government debt yields to move higher. We therefore continue to favor strategies that can perform in line with the Fund's goals in an environment of stable or declining interest rates, while also having the potential to outperform if interest rates continue to rise.

The Fund's largest strategy allocation continues to be credit strategies, which includes corporate credit long/short and asset-backed securities. Within this part of the portfolio, we believe the relatively high current yield, combined with the potential for event driven price appreciation for certain positions, has allowed the strategy to perform well in various interest rate environments. Importantly, the focus on low duration via long positions in floating rate debt and short positions in longer duration fixed rate bonds affords these strategies the potential to outperform if interest rates rise. Long/short equity strategies have continued to benefit from low correlation between stocks. We believe higher interest rates, as well as potential tax cuts and/or reform legislation, if they occur, have the potential to extend this trend of high stock dispersion. We decided to trim the allocation to merger arbitrage in October 2017, as spreads have tightened recently. We will continue to monitor the space and believe that spreads can become more interesting if (1) there is more certainty regarding tax reform in the U.S., at which point M&A activity may pick up or (2) interest rates rise. Finally, we maintained global macro and managed futures as we believe that rising interest rates have the potential to push volatility higher, and that has historically been a tailwind for these strategies.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT AND FRED INGHAM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	4.0%	—%
Closed End Funds	0.6	—
Collateralized Mortgage Obligations	2.1	—
Commercial Mortgage-Backed Securities	8.0	—
Common Stocks	42.6	(16.0)
Convertible Bonds	0.5	—
Convertible Preferred Stocks	0.0	—
Corporate Bonds	8.6	(0.4)
Exchange Traded Funds	—	(1.0)
Exchange Traded Notes	—	(0.1)
Loan Assignments	6.7	—
Master Limited Partnerships	2.1	(0.7)
Options Purchased	0.1	—
Preferred Stocks	0.1	(0.0)
Rights	0.0	—
U.S. Treasury Obligations	0.1	—
Warrants	0.0	—
Short-Term Investments	22.9	—
Other Assets Less Liabilities	19.8 *	—
Total	118.2%	(18.2)%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

	Average Annual Total Return Ended 10/31/2017
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	05/15/2012	5.80%	2.57%	2.34%
Class A	05/15/2012	5.45%	2.18%	1.97%
Class C	05/15/2012	4.70%	1.44%	1.22%
Class R6[3]	12/31/2013	5.90%	2.59%	2.37%
With Sales Charge
Class A		–0.65%	0.98%	0.88%
Class C		3.70%	1.44%	1.22%
Index
HFRX Global Hedge Fund Index[1,2]		6.98%	2.23%	2.04%
S&P 500® Index[1,2]		23.63%	15.18%	15.13%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		0.90%	2.04%	2.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Consolidated Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 2.88%, 3.25%, 4.01% and 2.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.83%, 3.18%, 3.94% and 2.74% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Endnotes

1  Please see "Glossary of Indices" on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Global Hedge Fund index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). In addition, since the date of the transfer, the services previously provided by NB Alternative Investment Management LLC ("NBAIM") have been provided by NBIA.

  Following the consolidation, the investment professionals of NBM and NBAIM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman. Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, see the Fund's prospectus, which can be obtained by calling us at (800) 877-9700, or visiting our website at www.nb.com.

5

Glossary of Indices

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

6

Expense Example

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During the Period(1) 5/1/2017 - 10/31/2017		Expense Ratio	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During the Period(2) 5/1/2017 - 10/31/2017		Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,026.70	$12.77	(3)	2.50%	$1,000.00	$1,012.60	$12.68	(3)	2.50%
Class A	$1,000.00	$1,025.00	$15.16	(3)	2.97%	$1,000.00	$1,010.23	$15.05	(3)	2.97%
Class C	$1,000.00	$1,020.90	$18.34	(3)	3.60%	$1,000.00	$1,007.06	$18.21	(3)	3.60%
Class R6	$1,000.00	$1,026.70	$11.60	(3)	2.27%	$1,000.00	$1,013.76	$11.52	(3)	2.27%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

7

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund October 31, 2017

Investments	Shares	Value (000)
Long Positions 98.4%
Common Stocks 42.6%
Aerospace & Defense 0.6%
General Dynamics Corp.(a)	2,080	$422
Orbital ATK, Inc.(b)	3,900	518
Raytheon Co.(a)	2,780	501
Rockwell Collins, Inc.(b)	1,200	163
Sparton Corp.*(b)	4,300	100
Ste Industrielle d'Aviation Latecoere SA (France)*	28,679	182
		1,886
Air Freight & Logistics 0.9%
FedEx Corp.(a)	11,235	2,537
XPO Logistics Europe SADIR (France)(a)	2,000	545
		3,082
Airlines 0.0%(c)
AMR Corp. Escrow *(d)(e)	14,383	19
Auto Components 0.6%
Delphi Automotive plc(a)	22,295	2,216
Banks 2.0%
Bank of America Corp.(a)	23,250	637
Barclays plc (United Kingdom)(a)	98,208	242
Capital Bank Financial Corp., Class A	19,054	774
Citigroup, Inc.(a)	11,065	813
Citizens Financial Group, Inc.	13,650	519
Comerica, Inc.(a)	7,890	620
JPMorgan Chase & Co.(a)	6,410	645
Pacific Continental Corp.(b)	13,500	378
Societe Generale SA (France)	11,061	616
UniCredit SpA (Italy)*(a)	29,250	560
Wells Fargo & Co.(a)(b)	18,990	1,066
		6,870
Beverages 0.0%(c)
Cott Corp. (Canada)(b)	9,264	139
Investments	Shares	Value (000)
Biotechnology 0.2%
Advanced Accelerator Applications SA, ADR (France)*	1,200	$97
BioMarin Pharmaceutical, Inc.*	4,375	359
Enzymotec Ltd. (Israel)*	4,000	47
Grifols SA, ADR (Spain)(b)	10,900	258
Novelion Therapeutics, Inc. (Canada)*(b)	4,732	22
		783
Building Products 0.5%
Johnson Controls International plc(a)	44,012	1,822
Capital Markets 1.2%
Actua Corp.*(b)	2,500	39
Amundi SA (France)(f)	6,500	551
Aretec Group, Inc., Class A*(d)(e)(g)(h)	183,806	—
Avista Healthcare Public Acquisition Corp., Class A*	200	2
Charles Schwab Corp. (The)	17,625	790
Electrum Special Acquisition Corp.*	4,024	41
Evercore, Inc., Class A	16,550	1,326
Goldman Sachs Group, Inc. (The)(a)	2,920	708
J2 Acquisition Ltd. (United Kingdom)*(f)	6,800	68
Matlin and Partners Acquisition Corp., Class A*(b)	13,210	129
Modern Media Acquisition Corp.*(b)	11,900	116
National Energy Services Reunited Corp.*(b)	23,900	232
Osprey Energy Acquisition Corp.*(b)	5,800	55
Osprey Energy Acquisition Corp.*(b)	2,400	24
		4,081
Chemicals 2.1%
Air Products & Chemicals, Inc.(a)	7,210	1,149
Calgon Carbon Corp.	8,900	193
Croda International plc (United Kingdom)	7,606	423
Investments	Shares	Value (000)
DowDuPont, Inc.	31,580	$2,284
Monsanto Co.	7,555	915
PPG Industries, Inc.(a)	9,255	1,076
Rayonier Advanced Materials, Inc.(b)	1,712	25
WR Grace & Co.(a)	14,440	1,104
		7,169
Communications Equipment 0.7%
Brocade Communications Systems, Inc.(b)	34,595	403
Lumentum Holdings, Inc.*	20,750	1,310
Motorola Solutions, Inc.(a)	6,250	566
Nokia OYJ, ADR (Finland)	10,557	52
		2,331
Construction Materials 0.6%
HeidelbergCement AG (Germany)(a)	11,968	1,225
Vulcan Materials Co.	7,630	929
		2,154
Containers & Packaging 0.1%
Ball Corp.	8,758	376
Diversified Telecommunication Services 0.4%
CenturyLink, Inc.(b)	1,906	36
General Communication, Inc., Class A*(b)	9,300	381
Level 3 Communications, Inc.*(b)	15,200	815
Straight Path Communications, Inc., Class B*(b)	1,500	272
		1,504
Electric Utilities 0.6%
ALLETE, Inc.	3,953	310
American Electric Power Co., Inc.	1,257	93
Exelon Corp.	8,808	354
Great Plains Energy, Inc.(a)	14,626	480
NextEra Energy, Inc.	1,919	298
PG&E Corp.	3,219	186
Westar Energy, Inc.(b)	7,000	374
		2,095
Electronic Equipment, Instruments & Components 0.5%
Axis Communications AB (Sweden)(a)	16,400	718
FLIR Systems, Inc.(a)	22,900	1,072
		1,790

See Notes to Consolidated Financial Statements

8

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Energy Equipment & Services 0.3%
C&J Energy Services, Inc.*(a)	23,141	$660
Fairmount Santrol Holdings, Inc.*	42,727	184
US Silica Holdings, Inc.(a)	10,459	319
		1,163
Equity Real Estate Investment Trusts (REITs) 0.3%
Colony NorthStar, Inc., Class A(b)	4,787	59
Macerich Co. (The)(b)	1,127	61
New Senior Investment Group, Inc.(b)	9,039	81
New York REIT, Inc.*(b)	124,722	942
		1,143
Food & Staples Retailing 0.6%
Cia Brasileira de Distribuicao, ADR (Brazil)*(a)	9,229	214
Magnit PJSC, GDR (Russia)(f)	7,182	203
Rite Aid Corp.*(b)	64,425	106
Wal-Mart de Mexico SAB de CV (Mexico)(a)	87,901	197
Wal-Mart Stores, Inc.(a)	6,250	546
X5 Retail Group NV, GDR (Russia)*(f)	15,107	621
		1,887
Food Products 0.8%
Blue Buffalo Pet Products, Inc.*	14,700	425
Bob Evans Farms, Inc.	1,300	100
Bunge Ltd.(b)	700	48
Danone SA, ADR (France)(b)	1,653	27
Hain Celestial Group, Inc. (The)*	13,400	483
Mondelez International, Inc., Class A(a)	29,270	1,213
Nomad Foods Ltd. (United Kingdom)*(b)	7,138	108
Omega Protein Corp.(b)	5,000	110
Pinnacle Foods, Inc.(b)	1,594	87
TreeHouse Foods, Inc.*(b)	1,134	75
		2,676
Investments	Shares	Value (000)
Gas Utilities 0.1%
Atmos Energy Corp.	2,584	$226
WGL Holdings, Inc.(b)	2,000	171
		397
Health Care Equipment & Supplies 1.4%
CR Bard, Inc.(a)	5,653	1,849
Danaher Corp.(a)	17,925	1,654
Exactech, Inc.*	2,800	117
NxStage Medical, Inc.*(b)	10,900	294
Smith & Nephew plc (United Kingdom)(a)	7,345	139
Zimmer Biomet Holdings, Inc.(b)	6,515	792
		4,845
Health Care Providers & Services 0.5%
Aetna, Inc.	7,950	1,352
Brookdale Senior Living, Inc.*	4,826	49
Kindred Healthcare, Inc.(b)	2,200	13
PharMerica Corp.*(b)	4,400	129
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	57,371	148
Sinopharm Group Co. Ltd., Class H (China)	32,206	144
		1,835
Hotels, Restaurants & Leisure 1.6%
Belmond Ltd., Class A (United Kingdom)*(b)	3,000	39
Caesars Entertainment Corp.*	47,100	610
Carnival Corp.	8,585	570
Drive Shack, Inc.(b)	7,352	27
ILG, Inc.(b)	3,063	91
Jack in the Box, Inc.(b)	270	28
Pinnacle Entertainment, Inc.*(b)	33,002	854
Playa Hotels & Resorts NV*(b)	87,119	900
Six Flags Entertainment Corp.(a)	26,900	1,689
Tropicana Entertainment, Inc.*(b)	12,249	602
		5,410
Investments	Shares	Value (000)
Household Durables 0.2%
CalAtlantic Group, Inc.	1,900	$94
Lennar Corp., Class A	8,500	473
Lennar Corp., Class B(b)	4,400	211
		778
Household Products 0.0%(c)
HRG Group, Inc.*	1,067	17
Procter & Gamble Co. (The)	389	34
		51
Independent Power and Renewable Electricity Producers 0.6%
8Point3 Energy Partners LP	14,897	225
Atlantica Yield plc (Spain)	25,226	564
Calpine Corp.*(b)	23,600	353
NextEra Energy Partners LP	5,940	234
Pattern Energy Group, Inc.	11,230	259
TerraForm Global, Inc., Class A*(b)	110,700	540
		2,175
Industrial Conglomerates 0.1%
Smiths Group plc (United Kingdom)(a)	9,113	190
Insurance 1.5%
Admiral Group plc (United Kingdom)(a)	9,710	248
AIA Group Ltd. (Hong Kong)	136,406	1,027
American International Group, Inc.	20,010	1,293
Aon plc(a)	4,760	683
Athene Holding Ltd., Class A*(a)	10,000	521
Chubb Ltd.(a)	3,960	597
Fidelity & Guaranty Life	1,162	36
Genworth Financial, Inc., Class A*(b)	2,200	7
RSA Insurance Group plc (United Kingdom)(a)	69,411	580
State National Cos., Inc.(b)	4,200	88
Syncora Holdings Ltd.*(b)	81,817	152
WMIH Corp.*(b)	60,581	50
		5,282

See Notes to Consolidated Financial Statements

9

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Internet & Direct Marketing Retail 0.9%
Amazon.com, Inc.*(a)	736	$814
ASOS plc (United Kingdom)*	2,023	153
China Literature Ltd. (China)*(e)(f)(g)	13	—	(i)
Expedia, Inc.	4,230	527
HSN, Inc.(a)	10,100	381
Netflix, Inc.*	2,690	528
Priceline Group, Inc. (The)*	295	564
zooplus AG (Germany)*	1,343	222
		3,189
Internet Software & Services 2.1%
Alibaba Group Holding Ltd., ADR (China)*	7,368	1,362
Alphabet, Inc., Class A*(a)	1,651	1,706
Baidu, Inc., ADR (China)*	1,743	425
Bankrate, Inc.*	10,600	147
eBay, Inc.*	7,687	289
Facebook, Inc., Class A*(a)	9,742	1,754
Mail.Ru Group Ltd., GDR (Russia)*(a)(f)	7,718	251
MercadoLibre, Inc. (Argentina)	1,692	407
Pandora Media, Inc.*(b)	6,900	50
Tencent Holdings Ltd. (China)	16,785	753
Yandex NV, Class A (Russia)*	6,261	212
		7,356
IT Services 0.9%
Accenture plc, Class A	3,300	470
Everi Holdings, Inc.*	95,236	789
Fidelity National Information Services, Inc.(a)	5,635	523
MoneyGram International, Inc.*	4,600	72
PayPal Holdings, Inc.*	7,938	576
Planet Payment, Inc.*	16,200	72
Visa, Inc., Class A(a)	4,680	515
		3,017
Investments	Shares	Value (000)
Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc., Class A*(a)	5,975	$1,313
Gerresheimer AG (Germany)(a)	16,668	1,333
VWR Corp.*(b)	20,800	689
		3,335
Machinery 0.9%
Dover Corp.(a)	23,760	2,269
EnPro Industries, Inc.	8,915	746
		3,015
Media 3.1%
Charter Communications, Inc., Class A*(a)	1,390	464
DISH Network Corp., Class A*(a)	8,914	433
Gray Television, Inc.*(a)	53,279	830
ITV plc (United Kingdom)(a)	369,442	807
Liberty Global plc, Class C (United Kingdom)*	8,040	240
Liberty Global plc LiLAC, Class C (United Kingdom)*(a)	1,668	37
Liberty Media Corp.-Liberty SiriusXM, Class A*(b)	1,822	76
Loral Space & Communications, Inc.*(b)	8,157	385
New Media Investment Group, Inc.(b)	2,900	46
Nexstar Media Group, Inc., Class A(b)	16,264	1,038
Scripps Networks Interactive, Inc., Class A(b)	3,200	266
Sinclair Broadcast Group, Inc., Class A(b)	19,516	619
Sirius XM Holdings, Inc.(b)	32,693	178
Stroeer SE & Co. KGaA (Germany)	42,073	2,691
TEGNA, Inc.(b)	1,196	15
Time Warner, Inc.(b)	19,191	1,886
Time, Inc.(b)	2,274	26
Tribune Co. Litigation, Class 1C*(d)(e)	300,000	1
Tribune Media Co., Class A(b)	6,900	282
Investments	Shares	Value (000)
Twenty-First Century Fox, Inc., Class B(b)	5,200	$132
Walt Disney Co. (The)(b)	948	93
		10,545
Metals & Mining 0.1%
Dominion Diamond Corp. (Canada)(b)	33,000	470
Multi-Utilities 0.2%
Black Hills Corp.	1,529	100
SCANA Corp.	6,867	296
Sempra Energy	1,962	231
		627
Oil, Gas & Consumable Fuels 2.5%
Antero Midstream GP LP(a)	40,172	752
Cabot Oil & Gas Corp.	13,650	378
Cheniere Energy, Inc.*(a)	16,439	768
Enbridge Energy Management LLC*(d)(e)(g)	2,249	—	(i)
EOG Resources, Inc.(a)	3,220	322
EQT Corp.	18,525	1,158
Golar LNG Ltd.	8,878	188
Halcon Resources Corp.*	100,067	658
Kinder Morgan, Inc.	31,984	579
Midstates Petroleum Co., Inc.*(b)	56,524	862
NextDecade Corp.*	5,425	55
ONEOK, Inc.	3,990	216
Pioneer Natural Resources Co.(a)	1,595	239
Rice Energy, Inc.*(b)	29,700	842
SM Energy Co.(b)	22,974	490
Targa Resources Corp.	11,544	479
TransCanada Corp. (Canada)(a)	10,277	488
Williams Cos., Inc. (The)	4,869	139
		8,613
Personal Products 0.4%
Edgewell Personal Care Co.*(a)	21,438	1,392
Pharmaceuticals 1.4%
Akorn, Inc.*(a)	20,600	671
Allergan plc(b)	18,479	3,275
Aralez Pharmaceuticals, Inc. (Canada)*(b)	345	—	(i)

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares		Value (000)
Bristol-Myers Squibb Co.	7,450		$459
Dr Reddy's Laboratories Ltd., ADR (India)	5,797		211
Hikma Pharmaceuticals plc (Jordan)(a)	17,797		275
Teva Pharmaceutical Industries Ltd., ADR (Israel)	3,167		44
			4,935
Professional Services 1.0%
Advisory Board Co. (The)*	400		22
Dun & Bradstreet Corp. (The)(a)	17,685		2,066
Intertrust NV (Netherlands)(a)(f)	1,072		16
Verisk Analytics, Inc.*	16,375		1,393
			3,497
Real Estate Management & Development 0.4%
Forestar Group, Inc.*	—	(i)	—	(i)
VICI Properties, Inc.*	72,840		1,347
			1,347
Road & Rail 1.1%
CSX Corp.(a)	39,475		1,991
Norfolk Southern Corp.(a)	12,597		1,655
			3,646
Semiconductors & Semiconductor Equipment 2.0%
Analog Devices, Inc.	6,410		585
Broadcom Ltd.(a)	6,805		1,796
Intel Corp.	10,950		498
IXYS Corp.*	11,900		294
Lattice Semiconductor Corp.*(b)	11,600		68
Microchip Technology, Inc.(a)	14,240		1,350
NXP Semiconductors NV (Netherlands)*(b)	18,154		2,125
Xcerra Corp.*(b)	9,900		97
			6,813
Software 0.5%
Activision Blizzard, Inc.(a)	6,250		409
BroadSoft, Inc.*	1,200		66
Exa Corp.*(b)	8,500		206
Gigamon, Inc.*(b)	2,142		83
Micro Focus International plc, ADR (United Kingdom)*(b)	1,413		49
Investments	Shares	Value (000)
salesforce.com, Inc.*(a)	3,550	$363
Silver Spring Networks, Inc.*(b)	2,600	42
Symantec Corp.(a)	17,200	559
		1,777
Specialty Retail 2.3%
AutoZone, Inc.*(a)	4,583	2,702
Hennes & Mauritz AB, Class B (Sweden)	19,715	495
Pets at Home Group plc (United Kingdom)(a)	18,604	43
Sports Direct International plc (United Kingdom)*(a)	426,928	2,242
Tiffany & Co.(a)	26,650	2,495
		7,977
Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.(a)	6,128	1,036
Hewlett Packard Enterprise Co.(b)	10,089	140
Samsung Electronics Co. Ltd., GDR (South Korea)(f)	579	714
Western Digital Corp.(a)	6,250	558
		2,448
Textiles, Apparel & Luxury Goods 0.9%
Burberry Group plc (United Kingdom)(a)	4,013	101
Michael Kors Holdings Ltd.*	6,913	337
NIKE, Inc., Class B	10,201	561
PVH Corp.	13,315	1,689
Tapestry, Inc.	10,989	450
		3,138
Thrifts & Mortgage Finance 0.1%
Bear State Financial, Inc.	900	9
Ocwen Financial Corp.*(b)	111,430	389
		398
Trading Companies & Distributors 0.4%
Brenntag AG (Germany)	26,556	1,507
Transportation Infrastructure 0.4%
Macquarie Infrastructure Corp.(b)	18,150	1,262
Water Utilities 0.2%
American Water Works Co., Inc.	5,590	491
Investments	Shares	Value (000)
Aqua America, Inc.(a)	7,674	$272
		763
Wireless Telecommunication Services 0.1%
T-Mobile US, Inc. *(a)(b)	8,075	483
Total Common Stocks (Cost $137,949)		147,699
	Principal Amount
Corporate Bonds 8.6%
Banks 1.6%
Emigrant Capital Trust V (ICE LIBOR USD 3 Month + 1.55%), 2.89%, 7/1/2037(d)(e)(j)(k)	$8,000,000	5,560
Beverages 0.3%
CEDC Finance Corp. International, Inc. (Poland) 10.00%, 12/31/2022(b)(j)	950,708	922
Capital Markets 2.3%
Sterling Capital Corp. 2.77%, 10/1/2037(d)(e)(k)	11,000,000	8,030
Chemicals 0.0%
Momentive Performance Materials, Inc. Escrow 10.00%, 10/15/2020(d)(e)(g)(l)	613,000	—
Commercial Services & Supplies 0.5%
Brink's Co. (The) 4.63%, 10/15/2027(j)	42,000	42
Corporate Risk Holdings LLC 9.50%, 7/1/2019(b)(j)	1,579,000	1,670
West Corp. 8.50%, 10/15/2025(j)	125,000	122
		1,834
Construction & Engineering 0.2%
ABG Orphan Holdco Sarl (Spain) 14.00%, 2/28/2021(f)(m)	657,087	674

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Energy Equipment & Services 0.5%
FTS International, Inc. (ICE LIBOR USD 3 Month + 7.50%, 7.50% Floor), 8.82%, 6/15/2020(j)(k)	$229,000	$234
5/1/2022(b) 6.25%,	949,000	921
Hornbeck Offshore Services, Inc. 5.88%, 4/1/2020	1,055,000	696
		1,851
Equity Real Estate Investment Trusts (REITs) 0.1%
VICI Properties 1 LLC (ICE LIBOR USD 3 Month + 3.50%, 4.50% Floor), 4.85%, 10/15/2022(k)	94,708	95
10/15/2023 8.00%,	294,000	327
		422
Hotels, Restaurants & Leisure 0.1%
Constellation Merger Sub, Inc. 8.50%, 9/15/2025(b)(j)	173,000	172
Independent Power and Renewable Electricity Producers 0.7%
GenOn Energy, Inc. 9.50%, 10/15/2018(l)	1,482,000	1,045
10/15/2020(l) 9.88%,	1,687,000	1,189
		2,234
Insurance 0.2%
Alliant Holdings Intermediate LLC 8.25%, 8/1/2023(j)	500,000	533
Internet & Direct Marketing Retail 0.3%
Netflix, Inc. 4.38%, 11/15/2026(b)(j)	777,000	762
4/15/2028(j) 4.88%,	420,000	417
		1,179
Investments	Principal Amount	Value (000)
Media 0.4%
AMC Networks, Inc. 4.75%, 8/1/2025(b)	$246,000	$246
Cenveo Corp. 6.00%, 8/1/2019(b)(j)	1,671,000	1,153
		1,399
Metals & Mining 0.3%
Constellium NV (Netherlands) 6.63%, 3/1/2025(b)(j)	1,032,000	1,071
Oil, Gas & Consumable Fuels 0.8%
Cobalt International Energy, Inc. 10.75%, 12/1/2021(b)(j)	1,454,000	1,490
12/1/2023(b)(j) 7.75%,	583,000	362
Denbury Resources, Inc. 9.00%, 5/15/2021(b)(j)	360,000	352
5.50%, 5/1/2022	737,000	462
EP Energy LLC 9.38%, 5/1/2020	119,000	100
Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020(d)(e)(g)(l)	1,848,000	—
		2,766
Specialty Retail 0.0%(c)
Staples, Inc. 8.50%, 9/15/2025(b)(j)	79,000	70
Technology Hardware, Storage & Peripherals 0.3%
Everi Payments, Inc. 10.00%, 1/15/2022	930,000	1,011
Total Corporate Bonds (Cost $29,407)		29,728
Investments	Principal Amount	Value (000)
Commercial Mortgage-Backed Securities 8.0%
BAMLL Commercial Mortgage Securities Trust Series 2016-ASMZ, Class MZA, (ICE LIBOR USD 1 Month +9.25), 10.49%, 12/15/2017(d)(j)(n)	$5,000,000	$5,001
Series 2013-DSNY, Class F, (ICE LIBOR USD 1 Month +3.50), 4.74%, 9/15/2026(j)(n)	3,000,000	2,997
2014-ICTS, Class E, (ICE LIBOR USD 1 Month +2.95), 4.19%, 6/15/2028(a)(j)(n) Series	3,450,000	3,433
COMM Mortgage Trust Series 2014-PAT, Class E, (ICE LIBOR USD 1 Month +3.15), 4.39%, 8/13/2027(a)(j)(n)	4,800,000	4,875
CSMC Trust Series 2015-DEAL, Class E, (ICE LIBOR USD 1 Month +4.00), 5.24%, 4/15/2029(j)(n)	1,000,000	1,004
GS Mortgage Securities Trust Series 2013-GC12, Class D, 4.45%, 6/10/2046(j)(n)	2,000,000	1,724
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-PHH, Class E, (ICE LIBOR USD 1 Month +3.55), 4.79%, 8/15/2027(j)(n)	1,910,000	1,910

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Series 2014-CBM, Class E, (ICE LIBOR USD 1 Month +3.85), 5.09%, 10/15/2029(j)(n)	$1,700,000	$1,700
2013-C10, Class D, 4.15%, 12/15/2047(n) Series	1,400,000	1,280
Lone Star Portfolio Trust Series 2015-LSP, Class E, (ICE LIBOR USD 1 Month +5.60), 6.84%, 9/15/2028(j)(n)	1,109,189	1,129
Palisades Center Trust Series 2016-PLSD, Class D, 4.74%, 4/13/2033(j)	1,000,000	1,006
Wells Fargo Commercial Mortgage Trust Series 2014-TISH, Class WTS2, (ICE LIBOR USD 1 Month +3.25), 4.49%, 2/15/2027(j)(n)	1,700,000	1,701
Total Commercial Mortgage-Backed Securities (Cost $27,700)		27,760
Loan Assignments 6.7%
Air Freight & Logistics 0.1%
Transplace, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.49%, 9/29/2024(k)	215,000	217
Capital Markets 0.1%
Duff & Phelps Corp., 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 3.25%), 4.61%, 10/5/2024(k)	168,000	170
Investments	Principal Amount	Value (000)
Chemicals 0.0%(c)
HB Fuller Co., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 2.25%), 3.49%, 10/20/2024(k)	$61,000	$61
Commercial Services & Supplies 0.4%
Harland Clarke Holdings Corp., Term Loan (ICE LIBOR USD 3 Month + 5.50%), 6.83%, 2/9/2022(k)	386,082	386
Inter Car Cleaning, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.73%, 9/25/2024(e)(k)	153,000	154
Inter Car Cleaning, 2nd Lien Term Loan (ICE LIBOR USD 6 Month + 7.50%), 8.73%, 9/25/2025(e)(k)	310,000	310
Paradigm Acquisition Corp., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 4.25%), 5.61%, 10/6/2024(k)	283,000	284
Paradigm Acquisition Corp., 2nd Lien Term Loan (ICE LIBOR USD 6 Month + 8.50%), 10.02%, 10/6/2025(k)(o)	129,000	129
West Corp., Cov-lite Term Loan (ICE LIBOR USD 1 Month + 4.00%), 5.24%, 10/3/2024(k)	65,000	65
		1,328
Construction & Engineering 0.0%(c)
Traverse Midstream Partners LLC, Term Loan (ICE LIBOR USD 6 Month + 4.00%), 5.33%, 9/22/2024(k)	59,000	60
Investments	Principal Amount	Value (000)
Containers & Packaging 0.0%(c)
Ring Container Technologies, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 9/27/2024(k)(o)(p)	$99,000	$99
Diversified Telecommunication Services 0.1%
Securus Holdings, Inc., Term Loan (ICE LIBOR USD 3 Month + 7.75%), 9.00%, 4/30/2021(k)	382,000	383
SFR Group SA, Term Loan (ICE LIBOR USD 3 Month + 3.00%), 1/15/2026(k)(o)	49,000	49
		432
Electrical Equipment 0.0%(c)
Corsair Electrical Connectors, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 6.08%, 9/29/2024(k)	116,000	116
Energy Equipment & Services 0.1%
Seadrill Operating LP, Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.33%, 2/21/2021(k)(o)	567,000	430
Food Products 0.2%
Del Monte Foods, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.25% - 3.25%), 4.58%, 2/18/2021(k)	82,360	70
Give & Go Prepared Foods Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.56%, 7/29/2023(e)(k)	483,000	490
		560

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Health Care Providers & Services 1.3%
21st Century Oncology, Inc., Term Loan (ICE LIBOR USD 3 Month + 6.13%), 7.47%, 4/30/2022(k)	$3,315,638	$3,117
Air Medical Group Holdings, Inc., 1st Lien Term Loan B 0.00%, 9/26/2024(k)	206,000	207
Highland Acquisition Holdings LLC, Term Loan B (ICE LIBOR USD 1 Month + 5.50%), 6.74%, 11/30/2022(k)(o)	1,021,919	1,024
		4,348
Hotels, Restaurants & Leisure 0.2%
Caesars Resort Collection LLC, Term Loan, 9/30/2024(k)(o)	578,000	581
Household Durables 0.1%
Traeger Pellet Grills LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 6.33%, 9/21/2024(e)(k)	59,644	60
Traeger Pellet Grills LLC, 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.50%), 9.83%, 9/21/2025(k)	114,000	114
		174
Independent Power and Renewable Electricity Producers 0.4%
Star West Generation LLC, Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 6.09%, 3/13/2020(k)	1,571,304	1,387
Insurance 0.6%
Confie Seguros Holding II Co., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 10.00%), 11.25%, 5/8/2019(k)	1,218,000	1,190
Investments	Principal Amount	Value (000)
Confie Seguros Holding II Co., Term Loan B (ICE LIBOR USD 1 Month + 5.75%), 6.99%, 4/19/2022(k)	$864,468	$856
		2,046
Leisure Products 0.1%
PlayCore, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 3.75%), 5.25%, 9/18/2024(k)	131,262	132
PlayCore, Inc., 2nd Lien Term Loan (ICE LIBOR USD 6 Month + 7.75%), 9.25%, 9/18/2025(e)(g)(k)	238,000	235
		367
Machinery 0.1%
HydroChem LLC, 2nd Lien Term Loan (ICE LIBOR USD 6 Month + 8.50%), 9.74%, 10/5/2025(k)	218,000	214
HydroChem LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 5.49%, 10/5/2024(k)	293,000	296
		510
Media 0.2%
Authentic Brands Group LLC, 1st Lien Term Loan (ICE LIBOR USD 6 Month + 3.50%), 4.83%, 9/27/2024(e)(k)	272,000	274
Authentic Brands Group LLC, Term Loan (ICE LIBOR USD 6 Month + 7.75%), 9.08%, 9/29/2025(k)	107,000	108
Red Ventures LLC, Term Loan B + 3.50%), 10/18/2024(k)(o)	306,000	304
		686
Investments	Principal Amount	Value (000)
Multiline Retail 0.3%
JC Penney Corp., Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6/23/2023(k)(o)(p)	$981,000	$898
Oil, Gas & Consumable Fuels 0.1%
BCP Renaissance Parent LLC (ICE LIBOR USD 3 Month + 4.00%), 9/19/2024(k)(o)	197,000	199
Southcross Energy Partners LP, Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.58%, 8/4/2021(k)	355,260	300
		499
Pharmaceuticals 0.3%
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan BF1 (ICE LIBOR USD 1 Month + 4.75%), 5.99%, 4/1/2022(k)	1,110,369	1,135
Professional Services 0.0%(c)
Institutional Shareholder Services, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.11%, 10/3/2024(k)	99,000	99
Real Estate Management & Development 0.2%
Lightstone Holdco LLC, Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 5.74%, 1/30/2024(k)	161,455	162
Lightstone Holdco LLC, Term Loan C (ICE LIBOR USD 1 Month + 4.50%), 5.74%, 1/30/2024(k)	10,060	10

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Ten-X LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 5.24%, 9/20/2024(k)	$435,000	$435
		607
Semiconductors & Semiconductor Equipment 1.3%
SunEdison, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 12.00%), 13.24%, 4/28/2018(e)(k)	3,512,818	3,504
SunEdison, Inc., 2nd Lien Term Loan A2 0.00%, 7/2/2018(k)(l)	998,607	150
SunEdison, Inc., Term Loan (ICE LIBOR USD 1 Month + 7.50%), 8.74%, 4/21/2018(k)	1,011,916	1,011
		4,665
Software 0.2%
Digicert Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.00%), 9/19/2025(k)(o)	137,000	138
Mcafee LLC, 1st Lien Term Loan (ICE LIBOR USD 6 Month + 4.50%), 5.83%, 9/27/2024(k)	347,000	349
Mcafee LLC, Term Loan (ICE LIBOR USD 6 Month + 8.50%), 9.83%, 9/30/2025(k)	260,000	264
		751
Specialty Retail 0.0%(c)
Toys R Us - Delaware, Inc., DIP Term Loan (ICE LIBOR USD 1 Month + 6.75%), 8.00%, 1/18/2019(k)	115,000	115
Investments	Principal Amount	Value (000)
Thrifts & Mortgage Finance 0.3%
Walter Investment $ Management Corp., Tranche B Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.99%, 12/18/2020(k)	1,170,837	$1,102
Total Loan Assignments (Cost $24,528)		23,443
Asset-Backed Securities 4.0%
Babson CLO Ltd. 2013-I Series 2013-IA, Class D, 4.86%, 4/20/2025(j)(n)	1,450,000	1,456
Catamaran CLO Ltd. Series 2012-1A, Class E, 6.58%, 12/20/2023(j)(n)	1,000,000	1,001
Class D, 5.12%, 1/27/2025(j)(n) Series 2013-1A,	1,000,000	1,002
Class D, 5.01%, 4/22/2027(j)(n) Series 2015-1A,	1,000,000	1,001
CIFC Funding Ltd. Series 2016-1A, Class D, 5.31%, 10/21/2028(j)(n)	1,000,000	1,020
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF4, 4.87%, 10/25/2035(n)	190,326	193
DT Auto Owner Trust Series 2015-1A, Class D, 4.26%, 2/15/2022(j)	1,500,000	1,528
JP Morgan Mortgage Acquisition Trust Series 2007-CH1, Class AF6, 4.96%, 11/25/2036(q)	204,059	204
Madison Park Funding XIV Ltd. Series 2014-14A, Class DR, 4.61%, 7/20/2026(j)(n)	1,000,000	1,001
Ocean Trails CLO V Series 2014-5A, Class DR, 4.96%, 10/13/2026(j)(n)	1,000,000	1,001
Investments	Principal Amount	Value (000)
Octagon Investment Partners XXII Ltd. Series 2014-1A, Class E1, 6.56%, 11/25/2025(j)(n)	$500,000	$500
OFSI Fund V Ltd. Series 2013-5A, Class B2L, 6.60%, 4/17/2025(j)(n)	1,000,000	1,002
OHA Loan Funding Ltd. Series 2012-1A, Class DR, 5.51%, 1/23/2027(j)(n)	1,000,000	1,018
OZLM XII Ltd. Series 2015-12A, Class C, 5.08%, 4/30/2027(j)(n)	1,000,000	1,007
Sound Harbor Loan Fund Ltd. Series 2014-1A, Class CR, 5.28%, 10/30/2026(j)(n)	1,000,000	1,001
Total Asset-Backed Securities (Cost $13,576)		13,935
Collateralized Mortgage Obligations 2.1%
Alternative Loan Trust Series 2005-21CB, Class A17, 6.00%, 6/25/2035	1,125,290	1,128
Chase Mortgage Finance Trust Series 2007-A2, Class 3A2, 3.66%, 7/25/2037(n)	290,092	286
Citicorp Mortgage Securities Trust Series 2006-3, Class 1A10, 6.25%, 6/25/2036	1,737,598	1,754
FNMA Series 2016-C05, Class 2M2, (ICE LIBOR USD 1 Month +4.45), 5.69%, 1/25/2029(n)	1,000,000	1,101
Series 2016-C06, Class 1M2, (ICE LIBOR USD 1 Month +4.25), 5.49%, 4/25/2029(n)	1,000,000	1,122

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
MASTR Alternative Loan Trust Series 2004-10, Class 4A1, 6.00%, 9/25/2019	$53,401	$54
Oaktown Re Ltd. Series 2017-1A, Class M2, (ICE LIBOR USD 1 Month +4.00), 5.24%, 4/25/2027(d)(e)(g)(j)(n)	1,000,000	1,027
WaMu Mortgage Pass-Through Certificates Trust Series 2004-S1, Class 1A11, 5.50%, 3/25/2034	106,423	104
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-1, Class 1A1, 5.50%, 3/25/2035	456,052	457
Wells Fargo Mortgage Backed Securities Trust Series 2007-14, Class 1A1, 6.00%, 10/25/2037(a)	413,704	410
Total Collateralized Mortgage Obligations (Cost $7,368)		7,443
	Shares
Master Limited Partnerships 2.1%
Energy Equipment & Services 0.1%
USA Compression Partners LP	11,471	180
Oil, Gas & Consumable Fuels 2.0%
Andeavor Logistics LP	3,917	177
Antero Midstream Partners LP	6,106	175
Boardwalk Pipeline Partners LP	34,836	488
Calumet Specialty Products Partners LP*	35,290	316
Enable Midstream Partners LP(a)	22,770	344
Energy Transfer Equity LP	22,691	403
Investments	Shares	Value (000)
Energy Transfer Partners LP	$21,158	$368
Enterprise Products Partners LP	23,489	576
MPLX LP(a)	10,444	368
NGL Energy Partners LP Noble Midstream	43,011 9,148	501 474
Partners LP Oasis Midstream	19,190	319
Partners LP* Plains All	17,816	356
American Pipeline LP
Rice Midstream Partners LP	2,482	52
Shell Midstream Partners LP	16,067	408
Summit Midstream Partners LP(a)	22,220	454
Valero Energy Partners LP	5,076	218
Western Gas Equity Partners LP(b)	16,397	649
Williams Partners LP(a)	11,472	425
		7,071
Total Master Limited Partnerships (Cost $7,690)		7,251
Closed End Funds 0.6%
Altaba, Inc.*(b) (Cost $1,032)	27,470	1,926
	Principal Amount
Convertible Bonds 0.5%
Capital Markets 0.0%(c)
Walter Investment Management Corp. 4.50%, 11/1/2019	$295,000	32
Internet Software & Services 0.2%
Twitter, Inc. 0.25%, 9/15/2019	743,000	704
Media 0.3%
DISH Network Corp. 2.38%, 3/15/2024(j)	378,000	363
8/15/2026 3.38%,	522,000	562
		925
Investments	Shares	Value (000)
Oil, Gas & Consumable Fuels 0.0%(c)
Cobalt International Energy, Inc. 3.13%, 5/15/2024	$494,000	$64
Total Convertible Bonds (Cost $1,989)		1,725
	Principal Amount
U.S. Treasury Obligations 0.1%
U.S. Treasury Bonds 3.00%, 2/15/2047(b) (Cost $193)	185,000	190
Preferred Stocks 0.1%
Thrifts & Mortgage Finance 0.1%
FNMA, Series S (ICE LIBOR USD 3 Month + 4.23%), 8.25%, 12/31/2020*(k)(r) (Cost $255)	27,600	188
Convertible Preferred Stocks 0.0%(c)
Real Estate Management & Development 0.0%(c)
VICI Properties, Inc. Series A, 11/6/2017(d)(j)(r) (Cost $154)	2,200	175
	No. of Rights
Rights 0.0%(c)
Biotechnology 0.0%(c)
Ambit Biosciences Corp. (Daiichi Sankyo Co. Ltd.), CVR*(d)(e)(g)	70,000	42
Chelsea Therapeutics, Inc. Escrow (H Lundbeck A/S), CVR (Denmark)*(d)(e)(g)	3,500	—
Durata Therapeutics, Inc. (Actavis plc), CVR*(d)(e)(g)	40,000	—
Dyax Corp., CVR*(d)(e)(g)	40,350	45
Tobira Therapeutics, Inc., CVR*(d)(e)(g)	6,900	—	(i)
		87

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	No. of Rights	Value (000)
Food & Staples Retailing 0.0%(c)
Safeway, Inc. (Casa Ley), CVR*(d)(e)	112,000	$60
Safeway, Inc. (Property Development Centers), CVR*(d)(e)(g)	112,000	—
		60
Health Care Providers & Services 0.0%(c)
Community Health Systems, Inc., CVR*(a)	19,082	—	(i)
Media 0.0%
Media General, Inc., CVR*(d)(e)(g)	76,116	—
Pharmaceuticals 0.0%
Omthera Pharmaceuticals, Inc. (AstraZeneca plc), CVR (United Kingdom)*(d)(e)(g)	100	—
Total Rights (Cost $24)		147
	No. of Warrants
Warrants 0.0%(c)
Biotechnology 0.0%
Novelion Therapeutics, Inc.*(d)(e)(g)	757,716	—
Capital Markets 0.0%(c)
Acasta Enterprises, Inc., expiring 1/3/2022 (Canada)*(a)	219,049	93
Electrum Special Acquisition Corp., expiring 6/11/2021*(b)	3,600	2
J2 Acquisition Ltd., expiring 10/10/2020*	5,900	3
Matlin and Partners Acquisition Corp., expiring 5/28/2021*(b)	21,837	9
Osprey Energy Acquisition Corp., expiring 8/15/2022*(b)	2,900	2
		109
Investments	No. of Warrants	Value (000)
Software 0.0%(c)
Rimini Street, Inc., expiring 5/26/2022*(b)	8,180	$6
Total Warrants (Cost $4)		115
	Shares
Short-Term Investments 22.9%
Investment Companies 22.9%
Dreyfus Treasury Securities Cash Management Institutional Class, 0.92%(a)(s)	463,301	463
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 0.88%(a)(s)(t)	78,763,910	78,764
Western Asset Institutional US Treasury Reserves Ltd., 0.89%(a)(s)(t)	59,735	60
Total Investment Companies (Cost $79,287)		79,287
Total Options Purchased 0.1%(u) (Cost $381)		177
Total Long Positions (Cost $331,537)		341,189
Short Positions (18.2)%(v)
Common Stocks (16.0)%
Aerospace & Defense (0.0)%(c)
United Technologies Corp.	(113)	(14)
Air Freight & Logistics (0.1)%
CH Robinson Worldwide, Inc.	(6,510)	(511)
Airlines (0.3)%
Allegiant Travel Co.	(2,949)	(402)
Exchange Income Corp. (Canada)	(17,050)	(459)
		(861)
Auto Components (0.1)%
Tenneco, Inc.	(8,340)	(485)
Investments	Shares	Value (000)
Automobiles (0.3)%
Ford Motor Co.	(42,335)	$(519)
Harley-Davidson, Inc.	(11,110)	(526)
		(1,045)
Banks (0.9)%
Canadian Imperial Bank of Commerce (Canada)	(5,310)	(468)
Columbia Banking System, Inc.	(8,682)	(378)
First Horizon National Corp.	(33,345)	(626)
National Bank of Canada (Canada)	(21,765)	(1,056)
Wells Fargo & Co.	(10,230)	(574)
		(3,102)
Beverages (0.2)%
PepsiCo, Inc.	(4,770)	(526)
Biotechnology (0.1)%
United Therapeutics Corp.*	(3,330)	(395)
Capital Markets (0.3)%
Deutsche Bank AG (Registered) (Germany)	(24,525)	(402)
Federated Investors, Inc., Class B	(17,500)	(544)
		(946)
Chemicals (0.5)%
Ecolab, Inc.	(3,975)	(519)
Praxair, Inc.	(3,710)	(542)
Scotts Miracle-Gro Co. (The)	(5,260)	(524)
		(1,585)
Commercial Services & Supplies (0.1)%
Stericycle, Inc.*	(6,525)	(462)
Construction & Engineering (0.2)%
Badger Daylighting Ltd. (Canada)	(25,150)	(573)
Distributors (0.2)%
Genuine Parts Co.	(8,825)	(779)
Diversified Consumer Services (0.1)%
H&R Block, Inc.	(14,640)	(362)
Diversified Telecommunication Services (0.2)%
AT&T, Inc.	(15,042)	(506)
CenturyLink, Inc.	(15,943)	(303)
		(809)

See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Electric Utilities (0.2)%
Avangrid, Inc.	(1,883)	$(98)
Duke Energy Corp.	(2,594)	(229)
Eversource Energy	(4,950)	(310)
Great Plains Energy, Inc.	(400)	(13)
Hydro One Ltd. (Canada)(f)	(3,868)	(68)
Xcel Energy, Inc.	(1,480)	(73)
		(791)
Electrical Equipment (0.2)%
Eaton Corp. plc	(3,330)	(266)
Regal Beloit Corp.	(4,470)	(363)
		(629)
Electronic Equipment, Instruments & Components (0.3)%
Ingenico Group SA (France)	(4,600)	(446)
Littelfuse, Inc.	(750)	(157)
Tech Data Corp.*	(4,200)	(390)
		(993)
Energy Equipment & Services (0.2)%
Helmerich & Payne, Inc.	(955)	(52)
Keane Group, Inc.*	(6,558)	(101)
Patterson-UTI Energy, Inc.	(2,429)	(48)
ProPetro Holding Corp.*	(7,326)	(111)
RPC, Inc.	(6,617)	(161)
Superior Energy Services, Inc.*	(4,862)	(43)
		(516)
Equity Real Estate Investment Trusts (REITs) (0.8)%
AvalonBay Communities, Inc.	(1,260)	(228)
Boardwalk REIT (Canada)	(12,050)	(372)
Equity Residential	(7,920)	(533)
Host Hotels & Resorts, Inc.	(20,595)	(403)
Park Hotels & Resorts, Inc.	(19,665)	(566)
Simon Property Group, Inc.	(3,795)	(589)
		(2,691)
Food & Staples Retailing (0.5)%
Costco Wholesale Corp.	(4,865)	(783)
CVS Health Corp.	(10,565)	(724)
Walgreens Boots Alliance, Inc.	(5,050)	(335)
		(1,842)
Investments	Shares	Value (000)
Food Products (0.4)%
B&G Foods, Inc.	(7,955)	$(253)
General Mills, Inc.	(10,440)	(542)
Hormel Foods Corp.	(14,365)	(448)
		(1,243)
Gas Utilities (0.0)%(c)
WGL Holdings, Inc.	(417)	(36)
Health Care Equipment & Supplies (0.5)%
Becton Dickinson and Co.	(2,873)	(600)
Hologic, Inc.*	(13,575)	(514)
LivaNova plc*	(9,380)	(693)
		(1,807)
Health Care Providers & Services (0.5)%
Cardinal Health, Inc.	(7,550)	(467)
Express Scripts Holding Co.*	(8,900)	(546)
McKesson Corp.	(3,350)	(462)
Patterson Cos., Inc.	(10,890)	(403)
		(1,878)
Hotels, Restaurants & Leisure (0.4)%
Domino's Pizza, Inc.	(3,425)	(627)
Sonic Corp.	(10,330)	(262)
Starbucks Corp.	(9,630)	(528)
		(1,417)
Household Durables (0.2)%
Lennar Corp., Class A	(5,203)	(290)
Whirlpool Corp.	(3,260)	(534)
		(824)
Household Products (0.4)%
Church & Dwight Co., Inc.	(18,080)	(817)
Clorox Co. (The)	(3,130)	(396)
Energizer Holdings, Inc.	(6,308)	(271)
		(1,484)
Industrial Conglomerates (0.1)%
General Electric Co.	(24,250)	(489)
Insurance (0.4)%
Athene Holding Ltd., Class A*	(10,170)	(530)
XL Group Ltd.	(19,500)	(789)
		(1,319)
Internet & Direct Marketing Retail (0.1)%
Liberty Interactive Corp. QVC Group, Class A*	(10,845)	(246)
Investments	Shares	Value (000)
Internet Software & Services (0.6)%
Alibaba Group Holding Ltd., ADR (China)*	(9,500)	$(1,757)
Zillow Group, Inc., Class C*	(9,400)	(388)
		(2,145)
IT Services (0.3)%
Alliance Data Systems Corp.	(1,815)	(406)
iPayment Holdings, Inc.*(d)(e)(g)	(305,871)	$(61)
Western Union Co. (The)	(21,730)	(432)
		(899)
Leisure Products (0.2)%
Hasbro, Inc.	(7,125)	(660)
Machinery (0.4)%
Ingersoll-Rand plc	(5,575)	(494)
Middleby Corp. (The)*	(4,280)	(496)
SKF AB, Class B (Sweden)	(24,240)	(564)
		(1,554)
Media (1.2)%
Discovery Communications, Inc., Class A*	(700)	(13)
EW Scripps Co. (The), Class A*	(27,429)	(476)
MSG Networks, Inc., Class A*	(29,262)	(508)
New Media Investment Group, Inc.	(25,353)	(405)
Omnicom Group, Inc.	(14,185)	(953)
Publicis Groupe SA (France)	(5,665)	(369)
SES SA, FDR (Luxembourg)	(15,027)	(244)
Sinclair Broadcast Group, Inc., Class A	(599)	(19)
Sirius XM Holdings, Inc.	(16,697)	(91)
Twenty-First Century Fox, Inc., Class A	(5,200)	(136)
Walt Disney Co. (The)	(7,885)	(771)
		(3,985)

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Multiline Retail (0.9)%
Canadian Tire Corp. Ltd., Class A (Canada)	(5,325)	$(653)
Dillard's, Inc., Class A	(6,486)	(329)
Dollar General Corp.	(6,495)	(525)
JC Penney Co., Inc.*	(27,406)	(77)
Kohl's Corp.	(15,629)	(653)
Macy's, Inc.	(9,259)	(174)
Nordstrom, Inc.	(10,292)	(408)
Target Corp.	(5,525)	(326)
		(3,145)
Multi-Utilities (0.2)%
CenterPoint Energy, Inc.	(1,599)	(47)
Consolidated Edison, Inc.	(5,844)	(503)
Dominion Energy, Inc.	(2,854)	(232)
		(782)
Oil, Gas & Consumable Fuels (0.2)%
Enbridge, Inc. (Canada)	(4,829)	(186)
EQT Corp.	(10,689)	(668)
Pembina Pipeline Corp. (Canada)	(1)	— (i)
		(854)
Personal Products (0.1)%
Herbalife Ltd.*	(6,110)	(444)
Pharmaceuticals (0.3)%
Roche Holding AG (Switzerland)	(3,803)	(879)
Professional Services (0.1)%
Nielsen Holdings plc	(11,100)	(411)
Semiconductors & Semiconductor Equipment (0.1)%
QUALCOMM, Inc.	(6,840)	(349)
Software (0.5)%
ANSYS, Inc.*	(5,525)	(755)
Aspen Technology, Inc.*	(11,150)	(719)
Micro Focus International plc (United Kingdom)	(555)	(20)
Symantec Corp.	(8,470)	(275)
		(1,769)
Specialty Retail (1.1)%
American Eagle Outfitters, Inc.	(29,150)	(380)
Bed Bath & Beyond, Inc.	(3,984)	(79)
Best Buy Co., Inc.	(1,644)	(92)
Investments	Shares	Value (000)
Dick's Sporting Goods, Inc.	(2,047)	$(50)
Foot Locker, Inc.	(1,598)	(48)
Gap, Inc. (The)	(10,586)	(275)
GNC Holdings, Inc., Class A	(6,490)	(44)
L Brands, Inc.	(2,658)	(114)
Michaels Cos., Inc.*	(5,513)	(107)
Ross Stores, Inc.	(14,065)	(893)
Sally Beauty Holdings, Inc.*	(2,085)	(36)
Signet Jewelers Ltd.	(4,019)	(264)
TJX Cos., Inc. (The)	(6,680)	(466)
Tractor Supply Co.	(9,040)	(545)
Ulta Beauty, Inc.*	(1,480)	(299)
		(3,692)
Technology Hardware, Storage & Peripherals (0.2)%
NetApp, Inc.	(11,815)	(525)
Textiles, Apparel & Luxury Goods (0.3)%
Fossil Group, Inc.*	(111,280)	(877)
G-III Apparel Group Ltd.*	(2,675)	(68)
		(945)
Thrifts & Mortgage Finance (0.5)%
BofI Holding, Inc.*	(22,089)	(594)
Genworth MI Canada, Inc. (Canada)	(16,400)	(510)
Home Capital Group, Inc. (Canada)	(49,750)	(538)
		(1,642)
Total Common Stocks (Proceeds $(55,718))		(55,340)
Exchange Traded Funds (1.0)%
Alerian MLP Fund	(93,711)	(1,005)
Energy Select Sector SPDR Fund	(5,036)	(342)
Health Care Select Sector SPDR Fund	(1,592)	(129)
iShares Russell 2000 Fund	(1,244)	(186)
iShares U.S. Real Estate Fund	(2,715)	(217)
SPDR S&P 500 Fund Trust	(1,149)	(296)
SPDR S&P MidCap 400 Fund Trust	(825)	(275)
SPDR S&P Oil & Gas Equipment & Services Fund	(8,678)	(134)
Utilities Select Sector SPDR Fund	(12,107)	(667)
Investments	Shares	Value (000)
VanEck Vectors Oil Services Fund	(1,914)	$(46)
Total Exchange Traded Funds (Proceeds $(3,202))		(3,297)
Master Limited Partnerships (0.7)%
Capital Markets (0.1)%
Carlyle Group LP (The)	(11,650)	(257)
Gas Utilities (0.0)%(c)
Ferrellgas Partners LP	(12,447)	(60)
Oil, Gas & Consumable Fuels (0.6)%
Crestwood Equity Partners LP	894)	(22)
DCP Midstream LP	(6,659)	(220)
Dominion Energy Midstream Partners LP	(2,473)	(79)
Golar LNG Partners LP (United Kingdom)	(5,313)	(116)
Holly Energy Partners LP	(7,036)	(241)
Magellan Midstream Partners LP	(7,405)	(509)
NuStar Energy LP	(815)	(27)
Phillips 66 Partners LP	(5,454)	(275)
Spectra Energy Partners LP	(9,650)	(416)
Tallgrass Energy Partners LP	(5,249)	(229)
		(2,134)
Total Master Limited Partnerships (Proceeds $(2,734))		(2,451)
	Principal Amount
Corporate Bonds (0.4)%
Media (0.0)%(c)
Cenveo Corp. 8.50%, 9/15/2022(j)	$(167,000)	(41)
Multiline Retail (0.1)%
Macy's Retail Holdings, Inc. 4.50%, 12/15/2034	(406,000)	(322)

See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Oil, Gas & Consumable Fuels (0.2)%
SM Energy Co. 6.50%, 1/1/2023	(268,000)	(275)
6.75%, 9/15/2026	(457,000)	(474)
		(749)
Specialty Retail (0.1)%
Gap, Inc. (The) 5.95%, 4/12/2021	(226,000)	(245)
Total Corporate Bonds (Proceeds $(1,390))		(1,357)
Investments	Shares	Value (000)
Exchange Traded Notes (0.1)%
JPMorgan Alerian MLP Index ETN (Proceeds$(512))	(16,866)	$(456)
Preferred Stocks (0.0)%(c)
IT Services (0.0)%(c)
iPayment Holdings, Inc.*(d)(e)(g) (Proceeds$(283))	(1,868)	(121)
Investments	Shares	Value (000)
Total Short Positions (Proceeds $(63,839))		(63,022)
Total Investments 80.2% (Cost $267,698)		278,167
Other Assets Less Liabilities 19.8%(w)(x)		68,681
Net Assets 100.0%		$346,848

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options written, and/or forward foreign currency contracts with a total value of approximately $140,202,000.

(b)  All or a portion of this security is pledged with the custodian for securities sold short and/or options written.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Value determined using significant unobservable inputs.

(f)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the total value of these securities amounted to approximately $3,030,000 which represents 0.9% of net assets of the Fund.

(g)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to approximately $1,167,000, which represents 0.3% of net assets of the Fund.

(h)  Issuer filed for bankruptcy.

(i)  Amount less than one thousand.

(j)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $56,515,000 of long positions and $(41,000) of short positions, which represents 16.3% and (0.0%) respectively, of net assets of the Fund. Securities denoted with "(j)" but without "(d)" have been deemed by the investment manager to be liquid.

(k)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

(l)  Defaulted security.

(m)  Payment in-kind security.

See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

(n)  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Notes to Consolidated Financial Statements for further information. The interest rate shown was the current rate as of October 31, 2017.

(o)  All or a portion of this security had not settled as of October 31, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(p)  All or a portion of this security was purchased on a delayed delivery basis.

(q)  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2017.

(r)  Perpetual security. The rate reflected was the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(s)  Represents 7-day effective yield as of October 31, 2017.

(t)  All or a portion represents positions held by Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary") (See Note A in Notes to Consolidated Financial Statements).

(u)  See "Purchased option contracts" under Derivative Instruments.

(v)  At October 31, 2017 the Fund had approximately $53,183,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(w)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

(x)  As of October 31, 2017, the value of unfunded loan commitments was approximately $3,238,000 (See Notes to Consolidated Financial Statements).

Abbreviations

ADR  American Depositary Receipt

CLO  Collateralized Loan Obligations

CVR  Contingent Value Rights

DIP  Debtor-in-Possession

FDR  Fiduciary Depositary Receipt

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

OYJ  Public Limited Company

PJSC  Public Joint Stock Company

SA  Société Anonyme

SpA  Società per Azioni

SPDR  Standard & Poor's Depositary Receipt

USD  United States Dollar

See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Derivative Instruments

Forward foreign currency contracts ("forward contracts")

At October 31, 2017, open forward contracts for the Fund were as follows:

Currency Purchased			Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD		1,056,953	CHF		1,032,581	JPMorgan Chase Bank, NA	11/17/2017	$20,920
USD		4,732,066	EUR		4,004,104	JPMorgan Chase Bank, NA	11/17/2017	64,101
USD		1,766,608	HKD		13,776,560	JPMorgan Chase Bank, NA	11/17/2017	484
USD		272,969	MXN		5,158,168	JPMorgan Chase Bank, NA	11/17/2017	4,649
USD		709,109	SEK		5,775,973	JPMorgan Chase Bank, NA	11/17/2017	18,592
USD		17,826	TRY		65,815	JPMorgan Chase Bank, NA	11/17/2017	553
USD		34,851	CAD		44,000	JPMorgan Chase Bank, NA	12/11/2017	732
USD		279,120	EUR		233,000	JPMorgan Chase Bank, NA	12/11/2017	7,099
CHF		20,000	USD		20,065	Societe Generale(a)	12/20/2017	52
CLP	**	211,860,000	USD		332,320	Societe Generale(a)	12/20/2017	359
EUR		25,882	PLN		110,000	Societe Generale(a)	12/20/2017	7
EUR		910,000	TRY		3,980,065	Societe Generale(a)	12/20/2017	28,805
GBP		1,270,000	USD		1,682,593	Societe Generale(a)	12/20/2017	6,766
ILS		1,570,000	USD		445,558	Societe Generale(a)	12/20/2017	1,038
INR	**	147,410,000	USD		2,255,475	Societe Generale(a)	12/20/2017	10,946
JPY		225,518,220	AUD		2,580,000	Societe Generale(a)	12/20/2017	14,632
KRW	**	1,419,090,000	USD		1,256,704	Societe Generale(a)	12/20/2017	12,766
PLN		3,980,000	EUR		928,869	Societe Generale(a)	12/20/2017	8,626
PLN		540,000	USD		147,760	Societe Generale(a)	12/20/2017	631
SGD		20,000	USD		14,669	Societe Generale(a)	12/20/2017	10
THB		22,910,000	USD		685,862	Societe Generale(a)	12/20/2017	3,893
TRY		271,796	EUR		60,000	Societe Generale(a)	12/20/2017	537
TRY		180,000	USD		46,415	Societe Generale(a)	12/20/2017	359
TRY		10,000	ZAR		36,665	Societe Generale(a)	12/20/2017	27
USD		3,090,577	AUD		3,970,000	Societe Generale(a)	12/20/2017	53,573
USD		2,125,298	BRL	**	6,880,000	Societe Generale(a)	12/20/2017	34,990
USD		1,851,668	CAD		2,350,000	Societe Generale(a)	12/20/2017	29,206
USD		2,346,256	CHF		2,290,000	Societe Generale(a)	12/20/2017	42,861
USD		285,792	CLP	**	179,310,000	Societe Generale(a)	12/20/2017	4,228
USD		3,632,109	EUR		3,070,000	Societe Generale(a)	12/20/2017	45,848
USD		229,713	GBP		170,000	Societe Generale(a)	12/20/2017	3,579
USD		206,002	HUF		54,060,002	Societe Generale(a)	12/20/2017	3,306
USD		48,593	ILS		170,000	Societe Generale(a)	12/20/2017	236
USD		228,634	INR	**	14,820,000	Societe Generale(a)	12/20/2017	777
USD		4,498,049	JPY		504,940,000	Societe Generale(a)	12/20/2017	46,197
USD		2,092,740	MXN		39,620,000	Societe Generale(a)	12/20/2017	43,642
USD		534,911	NOK		4,270,000	Societe Generale(a)	12/20/2017	11,470
USD		1,347,017	NZD		1,920,000	Societe Generale(a)	12/20/2017	34,323

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Currency Purchased		Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	1,247,765	PHP	**	64,220,000	Societe Generale(a)	12/20/2017	$10,786
USD	183,261	PLN		660,000	Societe Generale(a)	12/20/2017	1,894
USD	609,207	SEK		5,010,000	Societe Generale(a)	12/20/2017	8,913
USD	1,841,039	SGD		2,500,000	Societe Generale(a)	12/20/2017	6,205
USD	62,793	THB		2,080,000	Societe Generale(a)	12/20/2017	169
USD	711,012	TRY		2,650,000	Societe Generale(a)	12/20/2017	22,407
USD	641,849	ZAR		8,860,000	Societe Generale(a)	12/20/2017	20,474
ZAR	37,272	TRY		10,000	Societe Generale(a)	12/20/2017	15
USD	87,903	CAD		108,572	JPMorgan Chase Bank, NA	12/28/2017	3,695
USD	523,851	EUR		440,000	JPMorgan Chase Bank, NA	12/28/2017	9,589
USD	679,596	SEK		5,439,880	JPMorgan Chase Bank, NA	12/28/2017	27,395

Total unrealized appreciation	$672,362

USD		5,744,981	GBP	4,363,902	JPMorgan Chase Bank, NA	11/17/2017	$(53,436)
USD		384,525	HKD	3,000,000	JPMorgan Chase Bank, NA	11/17/2017	(68)
CAD		3,727,000	USD	3,035,880	JPMorgan Chase Bank, NA	12/11/2017	(145,887)
CHF		100,000	USD	105,219	JPMorgan Chase Bank, NA	12/15/2017	(4,675)
EUR		800,000	USD	959,040	JPMorgan Chase Bank, NA	12/15/2017	(24,817)
AUD		3,390,000	JPY	298,287,130	Societe Generale(a)	12/20/2017	(36,565)
AUD		3,070,000	USD	2,429,802	Societe Generale(a)	12/20/2017	(81,286)
BRL	**	6,280,000	USD	1,974,425	Societe Generale(a)	12/20/2017	(66,413)
CAD		3,940,000	USD	3,169,530	Societe Generale(a)	12/20/2017	(114,001)
CHF		680,000	USD	705,173	Societe Generale(a)	12/20/2017	(21,196)
CLP	**	539,580,000	USD	860,962	Societe Generale(a)	12/20/2017	(13,674)
EUR		712,402	PLN	3,070,000	Societe Generale(a)	12/20/2017	(11,428)
EUR		5,690,000	USD	6,766,126	Societe Generale(a)	12/20/2017	(119,278)
GBP		1,300,000	USD	1,746,156	Societe Generale(a)	12/20/2017	(16,891)
HUF		193,129,997	USD	741,780	Societe Generale(a)	12/20/2017	(17,642)
ILS		1,750,000	USD	499,752	Societe Generale(a)	12/20/2017	(1,955)
INR	**	35,880,000	USD	555,358	Societe Generale(a)	12/20/2017	(3,705)
JPY		20,789,639	AUD	240,000	Societe Generale(a)	12/20/2017	(303)
JPY		210,930,000	USD	1,890,027	Societe Generale(a)	12/20/2017	(30,344)
MXN		30,180,000	USD	1,656,052	Societe Generale(a)	12/20/2017	(95,179)
NOK		10,600,000	USD	1,342,054	Societe Generale(a)	12/20/2017	(42,649)
NZD		760,000	USD	549,002	Societe Generale(a)	12/20/2017	(29,393)
PHP	**	15,910,000	USD	310,943	Societe Generale(a)	12/20/2017	(4,492)
PLN		2,100,000	EUR	494,497	Societe Generale(a)	12/20/2017	(577)
PLN		3,660,000	USD	1,017,754	Societe Generale(a)	12/20/2017	(11,992)
SEK		7,620,000	USD	946,658	Societe Generale(a)	12/20/2017	(33,638)
SGD		4,700,000	USD	3,473,402	Societe Generale(a)	12/20/2017	(23,910)
THB		8,810,000	USD	266,376	Societe Generale(a)	12/20/2017	(1,133)
TRY		1,198,876	EUR	270,000	Societe Generale(a)	12/20/2017	(3,874)
TRY		1,030,000	USD	288,648	Societe Generale(a)	12/20/2017	(21,003)
TRY		760,000	ZAR	2,855,395	Societe Generale(a)	12/20/2017	(2,770)
USD		213,773	AUD	280,000	Societe Generale(a)	12/20/2017	(424)

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Currency Purchased		Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	281,383	CHF		280,000	Societe Generale(a)	12/20/2017	$(255)
USD	66,340	CLP	**	42,520,000	Societe Generale(a)	12/20/2017	(428)
USD	2,564,874	EUR		2,200,000	Societe Generale(a)	12/20/2017	(5,085)
USD	1,382,321	GBP		1,050,000	Societe Generale(a)	12/20/2017	(14,392)
USD	295,121	HUF		78,839,999	Societe Generale(a)	12/20/2017	(488)
USD	19,815	ILS		70,000	Societe Generale(a)	12/20/2017	(97)
USD	1,266,303	INR	**	83,340,000	Societe Generale(a)	12/20/2017	(15,045)
USD	1,584,968	JPY		180,009,999	Societe Generale(a)	12/20/2017	(2,107)
USD	461,348	KRW	**	526,570,000	Societe Generale(a)	12/20/2017	(9,703)
USD	294,245	MXN		5,700,000	Societe Generale(a)	12/20/2017	(552)
USD	453,176	NOK		3,700,000	Societe Generale(a)	12/20/2017	(391)
USD	40,997	NZD		60,000	Societe Generale(a)	12/20/2017	(25)
USD	178,997	PHP	**	9,310,000	Societe Generale(a)	12/20/2017	(328)
USD	677,667	PLN		2,480,000	Societe Generale(a)	12/20/2017	(3,833)
USD	21,551	SEK		180,000	Societe Generale(a)	12/20/2017	(16)
USD	811,864	SGD		1,110,000	Societe Generale(a)	12/20/2017	(2,803)
USD	173,432	THB		5,790,000	Societe Generale(a)	12/20/2017	(889)
USD	35,466	ZAR		510,000	Societe Generale(a)	12/20/2017	(302)
ZAR	2,485,392	TRY		680,000	Societe Generale(a)	12/20/2017	(2,390)
ZAR	5,150,000	USD		382,628	Societe Generale(a)	12/20/2017	(21,446)
CAD	108,572	USD		86,857	JPMorgan Chase Bank, NA	12/28/2017	(2,649)
GBP	18,489	USD		24,973	JPMorgan Chase Bank, NA	12/28/2017	(371)

Total unrealized depreciation	$(1,118,193)
Net unrealized depreciation	$(445,831)

**  Non-deliverable forward.

(a)  The investment is held by the Subsidiary (see Note A in Notes to Consolidated Financial Statements).

For the year ended October 31, 2017, the average notional value of forward contracts for the Fund was $12,755,084. The Fund had cash collateral of $427,609 and $1,036,174 deposited in a segregated account for JPMorgan Chase Bank, NA and Societe Generale.

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
Brent Crude Oil(a)	23	11/2017	$1,401,620	$51,707
Hang Seng Index(a)	1	11/2017	180,737	369
HSCEI(a)	2	11/2017	147,563	1,458
NY Harbor ULSD(a)	12	11/2017	947,772	29,658
RBOB Gasoline(a)	12	11/2017	873,180	36,735

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
SGX NIFTY 50 Index(a)	12	11/2017	$249,096	$4,095
WTI Crude Oil(a)	16	11/2017	870,080	19,798
100 oz Gold(a)	3	12/2017	381,150	(1,546)
Canada 10 Year Bond	4	12/2017	426,107	5,839
Cocoa(a)	11	12/2017	230,340	(2,359)
Copper(a)	4	12/2017	310,100	(5,408)
DAX Index(a)	1	12/2017	385,041	14,590
EURO STOXX 50 Index(a)	6	12/2017	257,059	7,302
Euro-Bobl(a)	25	12/2017	3,837,598	9,574
Euro-BTP	3	12/2017	487,804	3,840
Euro-BTP(a)	17	12/2017	2,764,224	64,231
Euro-Bund(a)	23	12/2017	4,360,324	9,772
Euro-Buxl(a)	2	12/2017	387,010	695
Euro-OAT	3	12/2017	550,252	1,813
Foreign Exchange USD/CEK	1	12/2017	99,667	5,082
Foreign Exchange USD/NOK	1	12/2017	99,926	4,025
FTSE 100 Index(a)	3	12/2017	297,539	269
Live Cattle(a)	7	12/2017	351,750	11,912
Long Gilt(a)	2	12/2017	330,258	43
Low Sulphur Gasoil(a)	14	12/2017	766,850	22,007
NASDAQ 100 E-Mini Index(a)	9	12/2017	1,124,955	12,855
Nikkei 225 Index(a)	37	12/2017	714,261	33,295
Russell 2000 E-Mini Index(a)	2	12/2017	150,270	(238)
S&P 500 E-Mini Index(a)	3	12/2017	385,905	2,575
U.S. Treasury 10 Year Note	4	12/2017	499,750	743
3 Month Canadian Bank Acceptance(a)	7	9/2018	1,331,728	331
3 Month Euro Euribor(a)	60	3/2020	17,463,139	1,643
Total Long Contracts			$42,663,055	$346,705
Short Contracts
Natural Gas(a)	(6)	11/2017	$(173,760)	$7,918
Canada 10 Year Bond(a)	(1)	12/2017	(106,527)	(40)
CBOE Volatility Index(a)	(21)	12/2017	(255,675)	5,165
Coffee 'C'(a)	(6)	12/2017	(281,475)	6,868
Corn(a)	(29)	12/2017	(501,338)	7,190
Cotton No. 2(a)	(4)	12/2017	(136,760)	44
EURO STOXX 50 Index	(215)	12/2017	(9,211,284)	(439,187)
Foreign Exchange AUD/USD	(94)	12/2017	(7,192,880)	252,908
Foreign Exchange CAD/USD	(10)	12/2017	(775,750)	21,459
Foreign Exchange CHF/USD	(11)	12/2017	(1,382,013)	54,034
Foreign Exchange EUR/USD	(174)	12/2017	(25,406,174)	725,684
Foreign Exchange GBP/USD	(7)	12/2017	(581,919)	(5,384)
Foreign Exchange JPY/USD	(36)	12/2017	(3,966,075)	99,316
Foreign Exchange NZD/USD	(2)	12/2017	(136,720)	8,402

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Foreign Exchange PLN/USD	(1)	12/2017	$(137,370)	$2,697
S&P 500 E-Mini Index	(28)	12/2017	(3,601,780)	(110,109)
Silver(a)	(3)	12/2017	(250,395)	1,299
U.S. Treasury 10 Year Note(a)	(11)	12/2017	(1,374,313)	(1,142)
U.S. Treasury 5 Year Note(a)	(24)	12/2017	(2,812,500)	(1,935)
Wheat(a)	(16)	12/2017	(334,800)	20,420
Sugar No. 11(a)	(22)	2/2018	(363,194)	(15,268)
3 Month Eurodollar(a)	(65)	9/2019	(15,911,999)	5,237
3 Month Sterling(a)	(101)	9/2019	(16,593,506)	(670)
3 Month Eurodollar(a)	(55)	3/2020	(13,452,313)	980
Total Short Contracts			$(104,940,520)	$645,886
Total Futures				$992,591

(a)  The investment is held by the Subsidiary (see Note A in Notes to Consolidated Financial Statements).

For the year ended October 31, 2017, the average notional value of futures for the Fund was $55,603,856 for long positions and $(99,849,175) short positions. The Fund had $2,388,303 deposited in segregated accounts to cover margin requirements on open futures.

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Credit default swap contracts ("credit default swaps")

At October 31, 2017, the Fund had outstanding centrally cleared credit default swaps as follows:

OTC Credit Default Swaps — Buy Protection

Reference Entity	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Assured Guaranty Municipal Corp., debt obligations	5.00%	quarterly	JPMorgan Chase Bank, NA	12/20/2021	$2,000,000	$(245,558)	$(1,233)	$(11,667)	$(258,458)
Gap, Inc. (The), 5.95%, 04/12/2021	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	2,000,000	191,279	(179,630)	(2,333)	9,316
Hertz Corp. (The), 5.88%, 10/15/2020	5.00	quarterly	JPMorgan Chase Bank, NA	6/20/2020	1,000,000	68,653	(85,075)	(5,833)	(22,255)
Hertz Corp. (The), 5.88%, 10/15/2020	5.00	quarterly	JPMorgan Chase Bank, NA	6/20/2022	1,000,000	180,535	(137,366)	(5,834)	37,335
International Lease Finance Corp., 8.25%, 12/15/2020	5.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	(122,903)	(49,553)	(5,833)	(178,289)
JC Penney Corp., Inc., 6.38%, 10/15/2036	5.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	23,792	192,665	(5,833)	210,624
Kohl's Corp., 4.00%, 11/01/2021	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	52,744	(34,311)	(1,167)	17,266
Nordstrom, Inc., 6.95%, 03/15/2028	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	22,835	9,394	(1,167)	31,062
Staples, Inc., 2.75%, 01/12/2018	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	2,000,000	106,469	211,573	(2,333)	315,709
Total credit default swaps						$277,846	$(73,536)	$(42,000)	$162,310

See Notes to Consolidated Financial Statements

27

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

At October 31, 2017, the Fund had outstanding centrally cleared credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Notional Amount*		Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
iTraxx Europe Crossover Index	5.00%	quarterly	12/20/2021	EUR	4,000,000	$(277,226)	$(345,200)	$(27,180)	$(649,606)
Total centrally cleared credit default swaps						$(277,226)	$(345,200)	$(27,180)	$(649,606)

*  The notional amount is stated in the currency in which the contract is denominated.

For the year ended October 31, 2017, the average notional value of credit default swaps for the Fund was $18,305,154 for buy protection and $2,000,000 for sell protection. The Fund had $91,838 deposited in segregated accounts to cover margin requirements on centrally cleared swaps.

Currency Abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See Notes to Consolidated Financial Statements

28

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Equity swap contracts ("equity swaps")

At October 31, 2017, the Fund had outstanding equity swaps* as follows:

Counterparty	Description	Maturity Dates	Absolute Notional Value	Net Unrealized Appreciation/ (Depreciation)	Financing Costs and Other Receivables/ (Payables)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return, and pays floating rates plus or minus a spread on a portfolio of long positions. The Fund pays the total return, and receives floating rates plus or minus a spread on a portfolio of short positions. The specified spreads range from –0.53% to 0.65%. The payments/ receipts, based on the specified benchmark floating rates (see table below), are denominated in various foreign currencies based on the local currencies of the positions within the swaps. Payments will be made, if any, at maturity.	12/14/2017- 11/5/2018	$7,057,481	$183,062	$(3,753)	$179,309

*  The following table represents required component disclosures associated with the equity swaps as of October 31, 2017.

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Australia
Mantra Group Ltd.	29,455	$87,919	$644
Canada
Athabasca Oil Corp.	29,503	26,528	(11,848)
Denmark
Nets A/S	11,500	293,609	1,813
France
Zodiac Aerospace	18,244	521,725	(2,082)
Isle of Man
Paysafe Group plc	33,407	260,005	1,069
Italy
Ansaldo STS SpA	3,000	41,410	1,428
Buzzi Unicem SpA	25,670	406,962	19,090
			20,518
Netherlands
Refresco Group NV	750	17,342	933
Spain
Abertis Infraestructuras SA	12,847	277,897	26,681

See Notes to Consolidated Financial Statements

29

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
United Kingdom
AVEVA Group plc	1,000	$33,509	$1,402
Booker Group plc	174,363	465,939	2,568
Imagination Technologies Group plc	10,167	24,373	1,699
Jimmy Choo plc	22,627	69,120	471
Sky plc	119,145	1,492,226	(70,689)
Worldpay Group plc	187,506	1,011,087	5,060
			(59,489)
United States
Safeway, Inc. (Casa Ley), CVR	429,292	229,671	229,671	(b)(c)
Safeway, Inc. (Property Development Centers), CVR	429,292	0	0(b)(c)(d)(e)
			229,671
Total Long Positions of Equity Swaps			$207,910
Short Positions
Italy
Buzzi Unicem SpA	(13,472)	(375,530)	(18,364)
Spain
Grifols SA	(7,978)	(249,754)	(23,317)
United Kingdom
Tesco plc	(150,127)	(361,696)	15,541
United States
Kennedy-Wilson Holdings, Inc.	(1)	(19)	0	(e)
Vantiv, Inc.	(11,588)	(811,160)	1,292
			1,292
Total Short Positions of Equity Swaps			$(24,848)
Total Long and Short Positions of Equity Swaps JPMorgan Chase Bank, NA			$183,062

See Notes to Consolidated Financial Statements

30

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Counterparty	Description	Maturity Dates	Absolute Notional Value	Net Unrealized Appreciation/ (Depreciation)	Financing Costs and Other Receivables/ (Payables)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return, and pays floating rates plus or minus a spread on a portfolio of long positions. The Fund pays the total return, and receives floating rates plus or minus a spread on a portfolio of short positions. The specified spreads range from –0.53% to 1.40%. The payments/ receipts, based on the specified benchmark floating rates (see table below), are denominated in various foreign currencies based on the local currencies of the positions within the swaps. Payments will be made, if any, at maturity.	12/4/2017- 9/17/2018	$23,854,090	$880,371	$(235,812)	$644,559

*  The following table represents required component disclosures associated with the equity swaps as of October 31, 2017.

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Brazil
Hypermarcas SA	26,463	$276,659	$109,984
Canada
Tembec, Inc.	10,975	39,898	3,545
France
Amundi SA	4,445	376,837	144,370
BNP Paribas SA	9,132	713,132	174,855
Danone SA	18,435	1,506,187	151,774
Iliad SA	3,541	884,137	(27,855)
JCDecaux SA	3,589	137,334	(14,837)
Publicis Groupe SA	5,576	363,472	(31,517)
Remy Cointreau SA	2,402	311,974	116,897
			513,687
Ireland
Ryanair Holdings plc	62,605	1,227,335	161,459
Jordan
Hikma Pharmaceuticals plc	1,440	22,262	(21,756)
Luxembourg
Eurofins Scientific SE	1,098	686,826	270,317

See Notes to Consolidated Financial Statements

31

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
South Africa
Aspen Pharmacare Holdings Ltd.	10,218	$230,865	$33,268
South Korea
NAVER Corp.	407	324,772	104,376
Spain
Abertis Infraestructuras SA	5,856	126,673	11,138
Switzerland
Idorsia Ltd.	939	18,495	18,923
LafargeHolcim Ltd. (Registered)	14,740	832,555	180,473
Nestle SA (Registered)	18,210	1,531,418	287,629
			487,025
Turkey
Migros Ticaret A/S	39,160	269,425	(47,846)
United Kingdom
Admiral Group plc	3,056	78,092	256
Barclays plc	47,721	117,856	22,274
Burberry Group plc	1,264	31,930	8,995
Croda International plc	3,368	187,159	46,831
ITV plc	55,544	121,353	(2,165)
Pets at Home Group plc	15,218	35,593	(21,749)
RSA Insurance Group plc	14,130	118,043	28,053
Sky plc	5,502	68,910	1,307
Smith & Nephew plc	59,747	1,127,606	179,048
Smiths Group plc	607	12,665	3,937
Sports Direct International plc	164,470	863,715	156,364
			423,151
Total Long Positions of Equity Swaps			$2,048,348
Short Positions
France
Air France-KLM	(31,071)	(486,797)	(212,631)
Electricite de France SA	(16,893)	(221,179)	(22,532)
Kering	(1,549)	(710,013)	(408,028)
Lagardere SCA	(17,739)	(584,254)	(38,031)
LVMH Moet Hennessy Louis Vuitton SE	(3,815)	(1,138,083)	(353,727)
Orange SA	(26,365)	(432,568)	51,733
			(983,216)

See Notes to Consolidated Financial Statements

32

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Germany
adidas AG	(3,175)	$(706,579)	$(118,600)
Deutsche Lufthansa AG (Registered)	(16,865)	(538,278)	(261,241)
Deutsche Telekom AG (Registered)	(32,761)	(596,848)	31,400
			(348,441)
Italy
Eni SpA	(29,831)	(487,871)	5,375
Netherlands
Koninklijke Ahold Delhaize NV	(29,607)	(557,149)	169,095
Switzerland
Givaudan SA (Registered)	(286)	(638,709)	(102,428)
Roche Holding AG	(836)	(193,152)	30,662
			(71,766)
United Kingdom
Bunzl plc	(19,096)	(594,747)	(108,232)
GlaxoSmithKline plc	(17,855)	(321,919)	3,070
Marks & Spencer Group plc	(405,782)	(1,854,490)	238,939
Unilever NV	(12,598)	(732,345)	(45,425)
			88,352
United States
Merck & Co., Inc.	(3,610)	(198,875)	(6,936)
Pfizer, Inc.	(6,191)	(217,056)	(20,440)
			(27,376)
Total Short Positions of Equity Swaps			$(1,167,977)
Total Long and Short Positions of Equity Swaps Morgan Stanley Capital Services LLC			$880,371

(a)  For the year ended October 31, 2017, the average notional value of equity swaps for the Fund was $21,504,718 for long positions and $(15,700,799) for short positions.

(b)  Illiquid security.

(c)  Value determined using significant unobservable inputs.

(d)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees.

(e)  Amount less than one dollar.

At October 31, 2017, the Fund had cash collateral of $2,332,391 and $4,090,000 deposited in a segregated account for JPMorgan Chase Bank, NA and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on OTC derivatives.

See Notes to Consolidated Financial Statements

33

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Benchmark Floating Rates	Value at Period End
Australian Bank-Bill Swap Reference Rate	1.55%
CAD/USD Overnight Forward FX Swap Rate	(0.10)
CIBOR — Copenhagen Interbank Rate	(0.36)
EONIA — Euro Overnight Index Average Rate	(0.35)
EURIBOR — Euro Interbank Offered Rate	(0.37)
Federal Funds floating Rate	1.07
LIBOR (CHF) — London Interbank Offered Rate	(0.78)
LIBOR (EUR) — London Interbank Offered Rate	(0.40)
LIBOR (GBP) — London Interbank Offered Rate	0.40
LIBOR (USD) — London Interbank Offered Rate	1.24
SONIA — Sterling Overnight Index Average Rate	0.21
TOIS — Tomorrow Next Offered Indexed Swaps Rate	(0.54)

Total return swap contracts on futures ("total return swaps on futures")

At October 31, 2017, there were no outstanding total return swaps on futures for the Fund.

For the year ended October 31, 2017, the average notional value of total return swaps on futures for the Fund was $1,344,041 for long positions and $(207,283) for short positions.

Purchased option contracts ("options purchased")

At October 31, 2017, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Diversified Telecommunication Services
CenturyLink, Inc.	8	$15,192	$18	12/15/2017	$1,280
Oil, Gas & Consumable Fuels
Antero Midstream GP LP	114	213,294	20	1/19/2018	3,135
Antero Midstream Partners LP	88	252,560	30	12/15/2017	5,500
Buckeye Partners LP	85	451,435	55	1/19/2018	6,375
Enbridge Energy Partners LP	203	306,124	15	1/19/2018	11,165
EnLink Midstream Partners LP	124	189,844	16	2/16/2018	6,820
NGL Energy Partners LP	161	187,565	12.5	1/19/2018	8,453
NuStar Energy LP	33	109,890	35	3/16/2018	2,640
Plains All American Pipeline LP	56	111,832	21	1/19/2018	3,920
					48,008
Total calls					$49,288
See Notes to Consolidated Financial Statements

34

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Building Products
Johnson Controls International plc	280	$1,158,920	$42	11/17/2017	39,620
Exchange Traded Funds
iShares Russell 2000 ETF	378	5,642,028	130	12/29/2017	13,608
iShares Russell 2000 ETF	142	2,119,492	133	12/29/2017	6,816
					20,424
Index Funds
S&P 500 Index	7	1,802,682	2,150	6/15/2018	15,225
Leisure Products
Mattel, Inc.	85	120,020	12	12/15/2017	2,125
Pharmaceuticals
Allergan plc	30	531,690	175	11/3/2017	11,850
Allergan plc	56	992,488	180	11/3/2017	33,740
					45,590
Textiles, Apparel & Luxury Goods
Fossil Group, Inc.	161	126,868	5	3/16/2018	4,427
Total puts					$127,411
Total options purchased (cost $381,133)					$176,699

Written option contracts ("options written")

At October 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Food Products
Bunge Ltd.	7	$(48,146)	$75	11/17/2017	$(332)
Health Care Equipment & Supplies
NxStage Medical, Inc.	17	(45,815)	30	12/15/2017	(85)
Independent Power and Renewable Electricity Producers
Calpine Corp.	39	(58,266)	15	12/15/2017	(292)
Internet Software & Services
Pandora Media, Inc.	35	(25,585)	8	11/3/2017	(578)
Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	15	(20,880)	14.5	11/3/2017	(38)
Hewlett Packard Enterprise Co.	16	(22,272)	14	11/17/2017	(520)
Hewlett Packard Enterprise Co.	2	(2,784)	14.5	11/17/2017	(30)
					(588)
Total options written (premium received $3,737)					$(1,875)

For the year ended October 31, 2017, the Fund had an average notional value of $307,246 in options purchased, and $(30,335) in options written, respectively.

See Notes to Consolidated Financial Statements

35

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*		Total
Investments:
Common Stocks
Airlines	$—	$—	$19		$19
Capital Markets	4,081	—	—		4,081
Construction Materials	929	1,225	—		2,154
Internet & Direct Marketing Retail	2,967	222	—	(b)	3,189
Life Sciences Tools & Services	2,002	1,333	—		3,335
Media	7,853	2,691	1		10,545
Oil, Gas & Consumable Fuels	8,613	—	—	(b)	8,613
Trading Companies & Distributors	—	1,507	—		1,507
Other Common Stocks(a)	114,256	—	—		114,256
Total Common Stocks	140,701	6,978	20		147,699
Corporate Bonds
Banks	—	—	5,560		5,560
Capital Markets	—	—	8,030		8,030
Chemicals	—	—	—		—
Oil, Gas & Consumable Fuels	—	2,766	—	(b)	2,766
Other Corporate Bonds(a)	—	13,372	—		13,372
Total Corporate Bonds	—	16,138	13,590		29,728
Commercial Mortgage-Backed Securities	—	27,760	—		27,760
Loan Assignments
Commercial Services & Supplies	—	864	464		1,328
Food Products	—	70	490		560
Household Durables	—	114	60		174
Leisure Products	—	132	235		367
Media	—	412	274		686
Semiconductors & Semiconductor Equipment	—	1,161	3,504		4,665
Other Loan Assignments(a)	—	15,663	—		15,663
Total Loan Assignments	—	18,416	5,027		23,443
Asset-Backed Securities	—	13,935	—		13,935
Collateralized Mortgage Obligations	—	6,416	1,027		7,443
Master Limited Partnerships(a)	7,251	—	—		7,251
Closed End Funds	—	1,926	—		1,926
Convertible Bonds(a)	—	1,725	—		1,725
U.S. Treasury Obligations	—	190	—		190
Preferred Stocks(a)	188	—	—		188
Convertible Preferred Stocks(a)	—	175	—		175

See Notes to Consolidated Financial Statements

36

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Asset Valuation Inputs (cont'd)
(000's omitted)	Level 1		Level 2	Level 3*		Total
Rights
Biotechnology	$—		$—	$87		$87
Food & Staples Retailing	—		—	60		60
Media	—		—	—		—
Pharmaceuticals	—		—	—	(b)	—	(b)
Other Rights(a)	—	(b)	—	—		—	(b)
Total Rights	—	(b)	—	147		147
Warrants
Biotechnology	—		—	—	(b)	—	(b)
Capital Markets	109		—	—		109
Software	6		—	—		6
Total Warrants	115		—	—	(b)	115
Short-Term Investments	—		79,287	—		79,287
Options Purchased	177		—	—		177
Total Long Positions	$148,432		$172,946	$19,811		$341,189

(a)  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one thousand.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2016		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)		Purchases		Sales	Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
Common Stocks
Airlines(b)	$10		$—	$9		$—		$—	$—		$—	$19		$9
Capital Markets(a)	—	(c)	—	—		—		—	—		—	—	(c)	—
Internet & Direct Marketing Retail(a)	—		—	—		—	(c)	—	—		—	—	(c)	—
Media(a)	1		—	—		—		—	—		—	1		—
Oil, Gas & Consumable Fuels(a)	—		—	—	(c)	—		—	—		—	—	(c)	—
Corporate Bonds
Banks(b)	12,087		127	2,877		—		(9,531)	—		—	5,560		1,280
Capital Markets(b)	7,402		120	2,578		—		(2,070)	—		—	8,030		2,422
Chemicals(a)	—		—	—	(c)	—		—	—	(c)	—	—		—	(c)
Oil, Gas & Consumable Fuels(a)	—	(c)	—	—		—		—	—		—	—	(c)	—

See Notes to Consolidated Financial Statements

37

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

(000's omitted)	Beginning balance as of 11/1/2016		Accrued discounts/ (premiums)		Realized gain/loss and change in unrealized appreciation/ (depreciation)		Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities (cont'd):
Loan Assignments(b)
Commercial Services & Supplies	$—		$—	(c)	$6		$458	$—	$—	$—	$464		$6
Food Products	—		—		8		482	—	—	—	490		8
Health Care Equipment & Supplies	522		—	(c)	2		—	(524)	—	—	—		—
Household Durables	—		—	(c)	1		59	—	—	—	60		1
Independent Power and Renewable Electricity Producers	636		(10)		(108)		1,078	(1,596)	—	—	—		—
Leisure Products	—		—	(c)	—	(c)	235	—	—	—	235		— (c)
Media	—		—		4		270	—	—	—	274		4
Professional Services	1,989		(8)		(12)		—	(1,969)	—	—	—		—
Semiconductors & Semiconductor Equipment	—		(17)		186		3,889	(554)	—	—	3,504		(25)
Collateralized Mortgage Obligations(a)	—		—		27		1,000	—	—	—	1,027		27
Rights
Biotechnology(a)	96		—		85		—	(94)	—	—	87		(6)
Food & Staples Retailing(b)	30		—		32		—	(2)	—	—	60		30
Media	—		—		126		24	(150)	—	—	—		(24)
Pharmaceuticals(a)	—	(c)	—		—		—	—	—	—	—	(c)	—
Wireless Telecommunication Services	189		—		15		—	(204)	—	—	—		—
Warrants
Biotechnology(a)	—		—		—		—	—	—	—	—		—
Insurance	—	(c)	—		—	(c)	—	— (c)	—	—	—		—
Total	$22,962		$212		$5,836		$7,495	$(16,694)	$—	$—	$19,811		$3,732

(a)  As of the year ended October 31, 2017, these securities were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Consolidated Financial Statements

38

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

(b)  As of the year ended October 31, 2017, these securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(c)  Amount less than one thousand.

As of the year ended October 31, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, $61 was transferred from Level 2 to Level 3. The corporate bond that transferred in or out of Level 3 was primarily due to the pricing methodology using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of this security (Level 3) or a single broker quote (Level 3). In addition, $5,760,895 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of October 31, 2017, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2017:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks Sold Short
Capital Markets	$—	$(402)	$—	$(402)
IT Services	(838)	—	(61)	(899)
Other Common Stocks Sold Short(a)	(54,039)	—	—	(54,039)
Total Common Stocks Sold Short	(54,877)	(402)	(61)	(55,340)
Exchange Traded Funds Sold Short	(3,297)	—	—	(3,297)
Master Limited Partnerships Sold Short(a)	(2,451)	—	—	(2,451)
Corporate Bonds Sold Short(a)	—	(1,357)	—	(1,357)
Exchange Traded Notes Sold Short	(456)	—	—	(456)
Preferred Stocks Sold Short(a)	—	—	(121)	(121)
Total Short Positions	$(61,081)	$(1,759)	$(182)	$(63,022)

(a)  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Consolidated Financial Statements

39

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

*  The following is a reconciliation between the beginning and ending balances of short investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
Common Stocks Sold Short(a)
IT Services	$(27)	$—	$(54)	$—	$20	$—	$—	$(61)	$(54)
Preferred Stock Sold Short(a)
IT Services	—	—	162	(283)	—	—	—	(121)	162
Total	$(27)	$—	$108	$(283)	$20	$—	$—	$(182)	$108

(a)  As of the year ended October 31, 2017, these securities were valued either based on a single quotation obtained from a dealer or using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund does not have access to unobservable inputs; however, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3*	Total
Forward contracts(a)
Assets	$—	$672	$—	$672
Liabilities	—	(1,118)	—	(1,118)
Futures(a)
Assets	1,576	—	—	1,576
Liabilities	(583)	—	—	(583)
Swaps(a)
Assets	—	3,447	230	3,677
Liabilities	—	(3,340)	—	(3,340)
Options written
Liabilities	(2)	—	—	(2)
Total	$991	$(339)	$230	$882

(a)  Forward contracts and futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument. Equity swaps are reported at the cumulative unrealized appreciation/(depreciation) including financing costs and other receivables/payables. Credit default swaps are reported in the table at value.

*  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

See Notes to Consolidated Financial Statements

40

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

(000's omitted)	Beginning balance as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Other Financial Instruments:
Equity Swaps
Brazil	$(1,124)	$—	$1,124	$—	$—	$—	$—	$—	$—
United States(a)	116	—	114	—	—	—	—	230	114
Options written
United States	(1)	—	1	—	—	—	—	—	—
Total	$(1,009)	$—	$1,239	$—	$—	$—	$—	$230	$114

(a)   As of the year ended October 31, 2017, these investments were valued either based on a single quotation obtained from a dealer or using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund does not have access to unobservable inputs; however, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Consolidated Financial Statements

41

Consolidated Statement of Assets and Liabilities

Neuberger Berman Alternative Funds
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$341,189
Cash	1,034
Due from Custodian	173
Cash collateral segregated for short sales (Note A)	60,652
Cash collateral segregated for swap contracts(e) (Note A)	6,514
Cash collateral segregated for forward foreign currency contracts (Note A)	1,464
Dividends and interest receivable	1,012
Receivable for securities sold	6,357
Receivable for Fund shares sold	218
Deposits with brokers for futures contracts (Note A)	2,389
Receivable for variation margin on futures contracts (Note A)	170
OTC swap contracts, at value(f)(g) (Note A)	3,677
Receivable for forward foreign currency contracts (Note A)	672
Prepaid expenses and other assets	14
Total Assets	425,535
Liabilities
Due to Custodian, foreign currency(b)	229
Investments sold short, at value(c) (Note A)	63,022
Options contracts written, at value(d) (Note A)	2
Dividends and interest payable for short sales	88
OTC swap contracts, at value(f)(g) (Note A)	2,691
Payable to administrator—net (Note B)	155
Payable to investment manager (Note B)	500
Payable for securities purchased	9,821
Payable for variation margin on centrally cleared swap contracts	21
Payable for Fund shares redeemed	632
Payable for forward foreign currency contracts (Note A)	1,118
Accrued expenses and other payables	408
Total Liabilities	78,687
Net Assets	$346,848
Net Assets consist of:
Paid-in capital	$456,468
Undistributed net investment income/(loss)	(780)
Accumulated net realized gains/(losses) on investments	(120,558)
Net unrealized appreciation/(depreciation) in value of investments	11,718
Net Assets	$346,848
Net Assets
Institutional Class	$295,732
Class A	20,589
Class C	17,873
Class R6	12,654

See Notes to Consolidated Financial Statements

42

Consolidated Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	27,459
Class A	1,933
Class C	1,746
Class R6	1,175
Net Asset Value, offering and redemption price per share
Institutional Class	$10.77
Class R6	$10.77
Net Asset Value and redemption price per share
Class A	$10.65
Offering Price per share
Class A‡	$11.30
Net Asset Value and offering price per share
Class C^	$10.24
*Cost of Investments:
(a) Unaffiliated issuers	$331,537
(b) Total cost of foreign currency	$(688)
(c) Proceeds from investments sold short	$63,839
(d) Premium received from option contracts written	$4
(e) Unamortized upfront receipts on centrally cleared swap contracts	$277
(f) Unamortized upfront receipts on OTC swap contracts	$368
(g) Unamortized upfront payments on OTC swap contracts	$646

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

43

Consolidated Statement of Operations

Neuberger Berman Alternative Funds
(000's omitted)

ABSOLUTE RETURN MULTI- MANAGER FUND
For the Year Ended October 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,357
Interest income—unaffiliated issuers	11,032
Foreign taxes withheld (Note A)	(39)
Total income	$14,350
Expenses:
Investment management fees (Note B)	7,630
Administration fees (Note B)	199
Administration fees (Note B):
Institutional Class	411
Class A	74
Class C	57
Class R6	2
Distribution fees (Note B):
Class A	87
Class C	263
Shareholder servicing agent fees:
Institutional Class	6
Class A	8
Class C	2
Audit fees	145
Custodian and accounting fees (Note A)	431
Legal fees	206
Registration and filing fees	106
Shareholder reports	132
Trustees' fees and expenses	50
Dividend and interest expense on securities sold short (Note A)	2,720
Interest expense	4
Miscellaneous	69
Total expenses	12,602
Expenses reimbursed by Management (Note B)	(536)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	12,065
Net investment income/(loss)	$2,285

See Notes to Consolidated Financial Statements

44

Consolidated Statement of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

ABSOLUTE RETURN MULTI- MANAGER FUND
For the Year Ended October 31, 2017
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	16,960
Closed short positions of unaffiliated issuers	(10,382)
Settlement of forward foreign currency contracts	(426)
Settlement of foreign currency transactions	(423)
Expiration or closing of futures contracts	(2,603)
Expiration or closing of option contracts written	298
Expiration or closing of swap contracts	(1)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	20,870
Short positions of unaffiliated issuers	(1,027)
Forward foreign currency contracts	(640)
Foreign currency translations	400
Futures contracts	313
Option contracts written	(25)
Swap contracts	698
Net gain/(loss) on investments	24,012
Net increase/(decrease) in net assets resulting from operations	$26,297

See Notes to Consolidated Financial Statements

45

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,285	$692
Net realized gain/(loss) on investments	3,423	(94,484)
Change in net unrealized appreciation/(depreciation) of investments	20,589	51,449
Net increase/(decrease) in net assets resulting from operations	26,297	(42,343)
Distributions to shareholders from (Note A):
Net investment income
Institutional Class	—	(2,529)
Class R6	—	(53)
Net realized gain on investments:
Institutional Class	—	(10,417)
Class A	—	(1,839)
Class C	—	(784)
Class R6	—	(165)
Total distributions to shareholders	—	(15,787)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	109,581	244,845
Class A	4,382	25,581
Class C	503	5,121
Class R6	11,240	7,223
Proceeds from reinvestment of dividends and distributions:
Institutional Class	—	11,386
Class A	—	1,650
Class C	—	583
Class R6	—	218
Payments for shares redeemed:
Institutional Class	(322,155)	(1,067,992)
Class A	(48,877)	(166,834)
Class C	(24,827)	(48,443)
Class R6	(2,275)	(20,564)
Net increase/(decrease) from Fund share transactions	(272,428)	(1,007,226)
Net Increase/(Decrease) in Net Assets	(246,131)	(1,065,356)
Net Assets:
Beginning of year	592,979	1,658,335
End of year	$346,848	$592,979
Undistributed net investment income/(loss) at end of year	(780)	14

See Notes to Consolidated Financial Statements

46

Notes to Consolidated Financial Statements Absolute Return Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager", or the "Fund") is a separate operating series of the Trust, and is diversified. The Fund offers Institutional Class shares, Class A shares, Class C shares and Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. The Fund is and expects to be the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2017, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$15,676,313	4.5%

The Consolidated Financial Statements include all investments and other accounts of the Subsidiary as if held directly by the Fund. A summary of the Subsidiary's financial information is presented below.

Subsidiary Financial Statement Information (000's omitted)	Amount
Total Assets	$17,517
Total Liabilities	(1,841)
Net Assets	15,676
Net Investment Income/(Loss)	(67)
Net Realized Gain/(Loss)	(1,779)
Change in Net Unrealized Appreciation/(Depreciation)	389
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,457)

47

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, exchange traded funds, exchange traded notes, exchange traded options purchased and options written, master limited partnerships, closed-end funds, convertible preferred stocks, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

48

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (generally Level 2 or Level 3 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data, LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of

49

these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of a class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2017, was $13,686.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as regulated investment companies ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2017, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

At October 31, 2017 the cost of long security positions, short security positions and derivative instruments for U.S. federal income tax purposes was $339,674,257. Gross unrealized appreciation of long security positions, short security positions and derivative instruments was $23,105,495 and gross unrealized depreciation of long security positions, short security positions and derivative instruments was $21,505,405, resulting in net unrealized appreciation of $1,600,090 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on

50

various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: paydown gains and losses, partnership basis adjustments, income recognized on swap transactions, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(3,136,100)	$(3,078,708)	$6,214,808

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

				Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
$—	$15,787,471	$—	$—	$—	$—	$—	$—	$—	$15,787,471

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$1,583,788	$(109,478,409)	$(1,724,388)	$(109,619,009)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, short sales and straddles, mark-to-market adjustments on swaps, futures, options and forwards, unamortized organization expenses, tax adjustments related to real estate investment trusts ("REITs"), PFICs, partnerships, swap contracts, short sales and other investments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2017, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$42,580,623	$66,897,786

During the year ended October 31, 2017, the Fund utilized long-term capital loss carryforwards in the amount of $846,445.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

51

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2017, there were no outstanding balances of accrued capital gains taxes for the Fund.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2017, the Fund estimated these amounts for the period January 1, 2017 to October 31, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2017, the character of distributions paid to shareholders of the Fund disclosed within the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be

52

released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and were $131,211 for the year ended October 31, 2017.

At October 31, 2017, the Fund had cash pledged in the amount of $53,183,436 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets. At October 31, 2017, the Fund had securities pledged in the amount of $33,378,173 to JPM to cover collateral requirements for borrowing in connection with securities sold short and options written.

12  Investment company securities, exchange traded funds and exchange traded notes: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the SEC that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

13  Derivative instruments: The Fund's use of derivatives during the year ended October 31, 2017, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, if any, at October 31, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the year ended October 31, 2017, the Fund used credit default swaps as part of its investment strategies, to enhance returns and to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties.

Over the counter ("OTC") credit default swap contracts: When the Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of an OTC credit default swap

53

contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Futures contracts: During the year ended October 31, 2017, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving

54

futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

Equity swap contracts: During the year ended October 31, 2017, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Total return swap contracts: During the year ended October 31, 2017, the Fund used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities.

Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of a swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Forward foreign currency contracts: During the year ended October 31, 2017, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on settlement of forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: For the year ended October 31, 2017, the Fund used written options to generate incremental returns. The Fund used purchased option contracts ("options purchased") to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and to enhance returns.

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Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At October 31, 2017, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$621	$—	$3,056	$—	$—	$3,677
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	1,174	82	105	215	1,576
Forward contracts	Receivable for forward foreign currency contracts	—	672	—	—	—	672
Options purchased	Investments in securities, at value	—	—	177	—	—	177
Total Value—Assets		$621	$1,846	$3,315	$105	$215	$6,102

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Liability Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$(459)	$—	$(2,232)	$—	$—	$(2,691)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(3)	(650)	—	—	—	—	(650)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(5)	(549)	(4)	(25)	(583)
Forward contracts	Payable for forward foreign currency contracts	—	(1,118)	—	—	—	(1,118)
Options written	Option contracts written, at value	—	—	2	—	—	2
Total Value—Liabilities		$(1,109)	$(1,123)	$(2,779)	$(4)	$(25)	$(5,040)

(1)  "OTC swap contracts" reflects the unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2017, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "OTC swap contracts, at value."

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of October 31, 2017, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation/ (depreciation) in value of investments." The current day's variation margin as of October 31, 2017, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(3)  "Centrally cleared swap contracts" reflects the cumulative unrealized appreciation/(depreciation) of centrally cleared default index swaps as of October 31, 2017, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments". Only the current day's variation margin on centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the fiscal year ended October 31, 2017, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain/(loss) on: Forward foreign currency contracts	$—	$(426)	$—	$—	$—	$(426)

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Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Futures	Net realized gain/(loss) on: Futures contracts	$—	$1,640	$(1,728)	$(1,129)	$(1,386)	$(2,603)
Options purchased	Net realized gain/(loss) on: Sales of investment securities of unaffiliated issuers	—	—	(2,910)	—	—	(2,910)
Options written	Net realized gain/(loss) on: Option contracts written	—	—	298	—	—	298
Swaps	Net realized gain/(loss) on: Swaps contracts	(547)	—	546	—	—	(1)
Total Realized Gain/(Loss)		$(547)	$1,214	$(3,794)	$(1,129)	$(1,386)	$(5,642)

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$(640)	$—	$—	$—	$(640)
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	(259)	(283)	495	360	313
Option contracts purchased	Change in net unrealized appreciation/(depreciation) in value of: Unaffiliated investment securities	—	—	(228)	—	—	(228)
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	(25)	—	—	(25)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(521)	—	1,219	—	—	698
Total Change in Appreciation/(Depreciation)		$(521)	$(899)	$683	$495	$360	$118

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While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2017.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
OTC swap contracts	$3,677	$—	$3,677
Forward contracts	672	—	672
Total	$4,349	$—	$4,349

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Consolidated and Liabilities	Liabilities Statement of Assets for Offset	Available Received(a)	Cash Collateral Net Amount(b)
Societe Generale	$515	$(515)	$—	$—
JPMorgan Chase Bank, NA	1,088	(821)	—	267
Morgan Stanley Capital Services LLC	2,746	(2,102)	—	644
	$4,349	$(3,438)	$—	$911

Description (000's omitted)	Gross Amounts of Recognized Liabilites	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
OTC swap contracts	$(2,691)	$—	$(2,691)
Forward contracts	(1,118)	—	(1,118)
Total	$(3,809)	$—	$(3,809)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilites Presented in the Consolidated and Liabilities	Assets Statement of Assets for Offset	Available Pledged(a)	Cash Collateral Net Amount(c)
Societe Generale	$(886)	$515	$371	$—
JPMorgan Chase Bank, NA	(821)	821	—	—
Morgan Stanley Capital Services LLC	(2,102)	2,102	—	—
	$(3,809)	$3,438	$371	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

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(b)  Net Amount represents amounts subject to loss as of October 31, 2017, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2017.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Unfunded loan commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. As of October 31, 2017, the value of unfunded loan commitments was approximately $3,238,000 pursuant to the following loan agreements.

(000's omitted) Borrower	Principal Amount	Value
GenOn Energy Inc., Term Loan 0.00%, 11/30/2017(a)(b)(c)	$3,202	$3,202
Institutional Shareholder Services, Inc., Delayed Draw Term Loan 0.00%, 10/4/2024	9	9
PlayCore, Inc., Delayed Draw Term Loan 0.00%, 9/18/2024	18	18
Traeger Pellet Grills LLC, Delayed Draw Term Loan 0.00%, 9/21/2024(c)	9	9
Total		$3,238

(a)  Illiquid security.

(b)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees.

(c)  Value determined using significant unobservable inputs.

16  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2017, the impact of this arrangement was a reduction of expenses of $1,421.

17  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2017, the Investment Management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.69% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, the Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. Additionally, the Institutional Class of the Fund paid Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of the Fund paid Management an administration fee at the annual rate of 0.20% of its average daily net assets and Class R6 of the Fund paid Management an

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administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Effective July 1, 2017, the administration fee is only assessed at the Class level and each share class of the Fund, as applicable, pays Management an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of, Class A and Class C; and 0.08% for Class R6, each as a percentage of its average daily net assets. This did not result in an increase in the administration fee for any share class. Additionally, Management retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2017, these Subsidiary expenses amounted to $110,294.

During the year ended October 31, 2017, no classes repaid Management under their contractual expense limitation agreements.

At October 31, 2017, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Year Ending, October 31,
			2015	2016	2017
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2018	2019	2020
Institutional Class	1.97%	10/31/20	$—	$377,847	$453,077
Class A	2.33%	10/31/20	—	89,779	48,418
Class C	3.08%	10/31/20	—	40,256	33,125
Class R6	1.90%	10/31/20	—	1,667	1,142

(1)  Expense limitation per annum of the respective class' average daily net assets.

Until December 31, 2015, NB Alternative Investment Management LLC ("NBAIM"), was the investment adviser to the Fund, and was retained by Neuberger Berman Management LLC ("NBM") to provide day-to-day investment management services, including oversight of the Fund's investments and handling its day-to-day business, including the oversight of the subadvisers' investment activities, and received a monthly fee paid by NBM. As investment manager, NBM was responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust were also employees of NBAIM and/or Management. As a result of the entity consolidation described on page 5 of this Annual Report, the services previously provided by NBAIM are being provided by NBIA as of January 1, 2016.

At October 31, 2017, Management engaged BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Levin Capital Strategies, LP, P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as

61

subadvisers of the Fund to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2017, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$3,683	$—	$—	$—
Class C	—	1,221	—	—

Note C—Securities Transactions:

During the year ended October 31, 2017, there were purchase and sale transactions of long-term securities (excluding equity swaps, total return swaps, credit default swaps, forward contracts, futures and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
	$4,214	$1,496,759	$369,842	$4,893	$1,735,267	$438,833

During the year ended October 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

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Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2017 and year ended October 31, 2016 was as follows:

	For the Year Ended October 31, 2017				For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	10,473	—	(30,747)	(20,274)	24,318	1,124	(106,001)	(80,559)
Class A	423	—	(4,717)	(4,294)	2,545	164	(16,727)	(14,018)
Class C	50	—	(2,485)	(2,435)	523	59	(4,974)	(4,392)
Class R6	1,058	—	(217)	841	710	22	(2,059)	(1,327)

Other: At October 31, 2017, there were no affiliated investors owning the Fund's outstanding shares.

Note E—Line of Credit:

At October 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Absolute Return Multi-Manager Fund and another fund in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000 at any one time. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that they are not subject to that $200,000,000 limitation. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2017. During the period ended October 31, 2017, the Fund did not utilize the line of credit.

Note F—Recent Accounting Pronouncements:

In December 2016, FASB issued ASU No. 2016-19, "Technical Corrections and Improvements" ("ASU 2016-19"). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

63

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64

Financial Highlights

Absolute Return Multi-Manager Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year
Institutional Class
10/31/2017ß	$10.18	$0.06	$0.53	$0.59	$—	$—	$—	$—	$10.77
10/31/2016ß	$10.47	$0.02	$(0.18)	$(0.16)	$(0.03)	$(0.10)	$—	$(0.13)	$10.18
10/31/2015	$11.00	$(0.04)	$(0.19)	$(0.23)	$(0.07)	$(0.23)	$—	$(0.30)	$10.47
10/31/2014	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)	$11.00
10/31/2013	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86
Class A
10/31/2017ß	$10.10	$0.02	$0.53	$0.55	$—	$—	$—	$—	$10.65
10/31/2016ß	$10.40	$(0.02)	$(0.18)	$(0.20)	$—	$(0.10)	$—	$(0.10)	$10.10
10/31/2015	$10.92	$(0.08)	$(0.18)	$(0.26)	$(0.03)	$(0.23)	$—	$(0.26)	$10.40
10/31/2014	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.92
10/31/2013	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82
Class C
10/31/2017ß	$9.78	$(0.05)	$0.51	$0.46	$—	$—	$—	$—	$10.24
10/31/2016ß	$10.15	$(0.09)	$(0.18)	$(0.27)	$—	$(0.10)	$—	$(0.10)	$9.78
10/31/2015	$10.72	$(0.16)	$(0.18)	$(0.34)	$—	$(0.23)	$—	$(0.23)	$10.15
10/31/2014	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)	$10.72
10/31/2013	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71
Class R6
10/31/2017ß	$10.17	$0.05	$0.55	$0.60	$—	$—	$—	$—	$10.77
10/31/2016ß	$10.47	$0.04	$(0.21)	$(0.17)	$(0.03)	$(0.10)	$—	$(0.13)	$10.17
10/31/2015	$11.01	$(0.01)	$(0.22)	$(0.23)	$(0.08)	$(0.23)	$—	$(0.31)	$10.47
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—	$11.01
	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
10/31/2017ß	5.80%	$295.7	2.69%	2.09%	2.57	%Ø§	1.97	%Ø§	0.61%	382%		357%
10/31/2016ß	(1.57)%	$485.8	2.83%‡	2.02%‡	2.78	%Ø§‡	1.97	%Ø§‡	0.18%‡	485%		474%
10/31/2015	(2.10)%	$1,343.3	2.71%	1.97%	2.71	%Ø§	1.97	%Ø§	(0.40)%	433%		452%
10/31/2014	1.96%	$1,275.3	2.64%	2.13%	2.55	%Ø	2.04	%Ø	(0.10)%	329%		257%
10/31/2013	9.19%	$324.3	2.89%	2.60%	2.30	%Ø	2.01	%Ø	(0.74)%	421%		330%
Class A
10/31/2017ß	5.45%	$20.6	3.13%	2.47%	2.99	%Ø§	2.33	%Ø§	0.17%	382%		357%
10/31/2016ß	(1.91)%	$62.9	3.20%‡	2.40%‡	3.13	%Ø§‡	2.33	%Ø§‡	(0.16)%‡	485%		474%
10/31/2015	(2.47)%	$210.6	3.06%	2.33%	3.06	%Ø§	2.33	%Ø§	(0.71)%	433%		452%
10/31/2014	1.60%	$242.2	3.02%	2.49%	2.90	%Ø	2.38	%Ø	(0.40)%	329%		257%
10/31/2013	8.70%	$124.7	3.27%	2.99%	2.62	%Ø	2.34	%Ø	(1.17)%	421%		330%
Class C
10/31/2017ß	4.70%	$17.9	3.82%	3.21%	3.69	%Ø§	3.08	%Ø§	(0.53)%	382%		357%
10/31/2016ß	(2.66)%	$40.9	3.96%‡	3.15%‡	3.89	%Ø§‡	3.08	%Ø§‡	(0.96)%‡	485%		474%
10/31/2015	(3.21)%	$87.1	3.81%	3.08%	3.81	%Ø§	3.08	%Ø§	(1.48)%	433%		452%
10/31/2014	0.77%	$95.3	3.77%	3.26%	3.66	%Ø	3.15	%Ø	(1.18)%	329%		257%
10/31/2013	8.03%	$21.3	4.01%	3.72%	3.38	%Ø	3.09	%Ø	(1.94)%	421%		330%
Class R6
10/31/2017ß	5.90%	$12.7	2.40%	1.93%	2.37	%Ø§	1.90	%Ø§	0.51%	382%		357%
10/31/2016ß	(1.58)%	$3.4	2.71%‡	1.92%‡	2.69	%Ø§‡	1.90	%Ø§‡	0.37%‡	485%		474%
10/31/2015	(2.14)%	$17.4	2.66%	1.90%	2.66	%Ø§	1.90	%Ø§	(0.08)%	433%		452%
Period from 12/31/2013^ to 10/31/2014	0.18%**	$32.5	2.56%*	2.08%*	2.46	%*Ø	1.98	%*Ø	0.10%*	329	%ØØ	257	%ØØ

See Notes to Financial Highlights

65

66

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements, if any, had no impact on the Fund's total returns for the year ended October 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed Certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

**  Not annualized.

*  Annualized.

^  The date investment operations commenced.

ß  Consolidated financial highlights (see Note A in the Notes to Consolidated Financial Statements).

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales		Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014			Year Ended October 31, 2013
Institutional Class	2.57%	1.97%	2.78%	1.97%	2.71%	1.97%	2.55%	2.04%		2.30%	2.01%
Class A	2.99%	2.33%	3.13%	2.33%	3.06%	2.33%	2.90%	2.38%		2.63%	2.35%
Class C	3.69%	3.08%	3.89%	3.08%	3.81%	3.08%	3.66%	3.15%		3.39%	3.10%
Class R6	2.37%	1.90%	2.69%	1.90%	2.66%	1.90%	2.46%	1.98	%(1)	—	—

(1)  Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014 for the Fund.

67

Notes to Financial Highlights (cont'd)

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2016		Year Ended October 31, 2015
Institutional Class	2.77%	1.96%	2.64%	1.90%
Class A	3.13%	2.33%	3.02%	2.29%
Class C	3.88%	3.07%	3.75%	3.02%
Class R6	2.68%	1.89%	2.59%	1.83%

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of
Neuberger Berman Absolute Return Multi-Manager Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Neuberger Berman Absolute Return Multi-Manager Fund (the "Trust"), one of the series constituting the Neuberger Berman Alternative Funds as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Neuberger Berman Absolute Return Multi- Manager Fund, at October 31, 2017, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 26, 2017

69

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

BH-DG Systematic Trading LLP
10 Grosvenor Street
London W1K 4QB, United Kingdom

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
One Greenwich Office Park
Greenwich, CT 06831

Levin Capital Strategies, LP
595 Madison Avenue, 17th Floor
New York, NY 10022

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

TPH Asset Management, LP
Heritage Plaza
1111 Bagby, Suite 4920
Houston, Texas 77002

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas 22nd Floor
New York, NY 10104-0002
Intermediary Client Services
800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

70

Trustees and Officers

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

71

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

72

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

73

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

74

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

75

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

76

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since inception

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2018 you will receive information to be used in filing your 2017 tax returns, which will include a notice of the exact tax status of all distributions paid to you by a Fund during calendar year 2017. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2017, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2017 will be reported in conjunction with Form 1099-DIV.

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Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each sub-adviser (each a "Sub-Adviser") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("ARMM" or "Fund"). The Board considered the sub-advisory agreements between Management and each of the following sub-advisers: Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Good Hill Partners LP, Levin Capital Strategies, L.P., P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP (each a "Sub-Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements with respect to the Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and each Sub-Adviser in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and (for the Sub-Advisers), by Management, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and each Sub-Adviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, including the use of derivatives if used as part of a Sub-Adviser's strategy, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. The Ethics and Compliance Committee received each quarter from the Fund's Chief Compliance Officer and reviewed a summary of the quarterly compliance questionnaire completed by each Sub-Adviser in addition to any other information provided between meetings. The Board also considered the size and staffing of certain Sub-Advisers, as warranted, and particularly their staffing of the portfolio management and compliance functions. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management and the Sub-Advisers in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's and the Sub-Advisers' business models.

The Independent Fund Trustees received from Independent Counsel memoranda discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and the Sub-Advisers.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a

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comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and each Sub-Adviser who perform services for the Fund.

The Board noted that Management and the Fund had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace sub-advisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new sub-adviser and certain other steps are taken. In this context, the Board considered Management's responsibilities for designing an overall investment program for the Fund and then identifying the Sub-Advisers who will carry out the different portions of that program based on Management's due diligence of those Sub-Advisers. The Board noted that under the multi-manager arrangement, Management is continually assessing the need for new sub-advisers and the appropriateness of potential candidates, and noted the likelihood Management would in the future have to conduct "due diligence" on additional sub-advisers. The Board noted that Management is responsible for making the investments for the portion of the portfolio that it manages, allocating the Fund's portfolio among the various Sub-Advisers and itself, and determining when and how to rebalance the allocations among the Sub-Advisers and itself in the wake of disparate growth and changes in the markets and the broader economy, and to make certain other investment decisions and to engage in transactions to hedge or balance risks in the Sub-Advisers' portfolios. The Board noted that Management is also responsible for coordinating and managing the flow of information and communications relating to the Fund among the Sub-Advisers, and coordinating responses to regulatory agency inquiries related to the operations of the Trust.

The Board further noted that Management is responsible for overseeing the Sub-Advisers pursuant to the Agreements and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, Management is responsible for overseeing the investment performance of the Sub-Advisers and evaluating the risk and return of each Sub-Adviser and the Fund as a whole, in addition to other significant oversight responsibilities. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law.

The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board considered the policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions of Management and each of the Sub-Advisers and noted that Management monitored the quality of the execution services provided by each Sub-Adviser. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management or the Sub-Advisers.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management and Sub-Adviser oversight services. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board noted Management's extensive activities in selecting and overseeing the Sub-Advisers, including questionnaires, site visits, analyses of performance, compliance monitoring and evaluating third party reviews of potential subadvisers, and the quarterly and annual reports that Management provides to the Board on the Sub-Advisers' performance and compliance. In addition, the Board considered the scope and compliance history of the compliance programs of Management and each Sub-Adviser, including the Fund's Chief Compliance Officer's and Management's

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assessment of the compliance programs of the Sub-Advisers. The Board discussed that Management's Chief Information Security Officer had evaluated the Sub-Advisers' responses on questions of cybersecurity, business continuity and disaster recovery. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund's compliance structure through, among other things, cybersecurity, business continuity planning, and risk management.

The Board noted the positive compliance history of Management and each Sub-Adviser as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Management or any Sub-Adviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund. The Board also considered the general structure of the portfolio managers compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such a peer group and determining which investment companies should be included in the peer group.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also considered information regarding each Sub-Adviser's performance. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The peer group and broad universe of similar funds referenced in this section are those identified by the consulting firm, as discussed above. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark). The information provided herein relating to the Fund's performance is for the Fund's Institutional Class. The Board also reviewed information for the other classes of shares, some of which have higher fees and expenses reflecting their separate distribution and servicing arrangements. The Board considered that, to the extent those classes have higher expenses, their performance will be lower than that of Institutional Class.

The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods. The Fund was launched in 2012 and therefore does not have 5 or 10-year performance. The Board also noted that Management recently began managing a

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sleeve of the Fund, but determined that it was too early to meaningfully evaluate its performance. In determining to renew the Management Agreement, the Board considered that the Fund had out-performed its peer group for the 1-year period, while maintaining a volatility that was lower than the average (but slightly higher than the median) volatility (as measured by the standard deviation of returns) of the broad universe of alternative, multi-strategy funds for the three-year period ended December 31, 2016.

In the case where the Fund or a particular Sub-Adviser underperformed its benchmark index and/or peer group to an extent, or over a period of time, that the Board found to raise concerns, the Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance, including its willingness to replace or terminate a Sub-Adviser. The Board also met with the portfolio managers of the Fund, who are employed by Management or an affiliate of Management, during the period since the last contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness with respect to the lagging performance as compared to the benchmark. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund's total expense ratio.

The Board compared the Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments. The information provided herein relating to the Fund's management fees is for the Fund's Institutional Class.) The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median, but the actual management fee net of fees waived by Management was higher than the median. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the overall expense ratio of each class of the Fund is maintained through a contractual fee cap and/or expense reimbursements by Management. Management indicated that similar comparative information was not available with respect to the amount paid to each Sub-Adviser. The Board did, however, consider the allocation of duties and responsibilities among Management and the Sub-Advisers and, in light of that, the amount of fees retained by each. The Board noted, however, that Management, and not the Fund, pays the fee to the Sub-Advisers.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels were still

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reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.

The Board also monitors throughout the year the potential effect on the profitability of Management resulting from changes in Sub-Advisers and/or their fees. The Board did not give substantial weight to profitability data from the Sub-Advisers because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between Management and the Sub-Advisers with respect to the negotiation of sub-advisory fee rates. To test its assumption of an arm's-length fee rate, the Board requested from Management information about any other business relationships it has with any of the Sub-Advisers. In addition, the Board noted that the Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board also considered the expected effect on profitability of having Management manage a sleeve of the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. In this regard, in prior years, the Board considered fees charged to an unregistered fund of funds managed by Management that uses some of the same strategies used by the Funds and noted differences that reduced the usefulness of the comparison. The Board also considered the fees the Sub-advisers charge for products with investment objectives, policies and strategies that were similar to those of the Fund, if any. The Board noted that in many cases, those products were hedge funds, which typically charge fees substantially higher than mutual funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of any breakpoints in the Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board considered that breakpoints in a Sub-Adviser's fee schedule would inure to the benefit of Management, and evaluated that fact in light of Management's overall profitability on the Fund, a subject on which the Board receives quarterly reports. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and each Sub-Adviser could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time, or, in the case of underperformance by a Sub-Adviser, that the Board retained confidence in Management's and each Sub-Adviser's capabilities to manage the Fund; that the Fund's fee structure appeared to the

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Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

M0257 12/17

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove and Deborah C. McLean.  Mr. Cosgrove and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.  Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on May 15, 2012, December 29, 2010, April 12, 2017, June 29, 2015, March 27, 2015, August 27, 2012 and September 16, 2016, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $389,200 and $377,700 for the fiscal years ended 2016 and 2017, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $28,890 and $29,755 for the fiscal years ended 2016 and 2017, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $139,600 and $119,200 for the fiscal years ended 2016 and 2017, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $5,920 and $6,095 for the fiscal years ended 2016 and 2017, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $139,600 and $139,600 for the fiscal years ended 2016 and 2017, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By:    /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 4, 2018

By:    /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 4, 2018